                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-0816
                                  ----------------------------------------------

                      AMERICAN CENTURY MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

  4500 MAIN STREET, KANSAS CITY, MISSOURI                          64111
--------------------------------------------------------------------------------
    (Address of principal executive offices)                     (Zip code)

DAVID C. TUCKER, ESQ., 4500 MAIN STREET, 9TH FLOOR, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:   816-531-5575
                                                  ------------------------------

Date of fiscal year end:   October 31
                       ---------------------------------------------------------

Date of reporting period:  October 31, 2004
                        --------------------------------------------------------

ITEM 1.   REPORTS TO STOCKHOLDERS.

[front cover]

OCTOBER 31, 2004

American Century Investments
Annual Report

[photo of market line chart]
[photo of starfish]
[photo of bridge]

Ultra(reg.sm) Fund
Vista(reg.sm) Fund

Prospectus Supplement
Enclosed

[american century investments logo and text logo]

Our Message to You. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

ULTRA

VISTA

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American
Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

                              JAMES E. STOWERS III
                           WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the annual report for the Ultra and Vista funds for the year ended October 31, 2004.

The report includes comparative performance figures, portfolio and market commentary, summary tables, a full list of portfolio holdings, and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Through our Web site, americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Your next shareholder report for these funds will be the semiannual report dated
April 30, 2005, available in approximately six months.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER AND CHAIRMAN

      /s/James E. Stowers III
      James E. Stowers III
      CO-CHAIRMAN OF THE BOARD

------
1

Ultra - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2004
                                   ---------------------------------
                                          AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                          SINCE       INCEPTION
                           1 YEAR   5 YEARS   10 YEARS   INCEPTION      DATE
--------------------------------------------------------------------------------
INVESTOR CLASS              4.46%   -3.95%      9.21%     13.48%       11/2/81
--------------------------------------------------------------------------------
S&P 500 INDEX               9.42%   -2.22%     11.01%     13.36%(1)       --
--------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX   3.38%   -7.85%      8.63%     11.56%(1)       --
--------------------------------------------------------------------------------
Institutional Class         4.65%   -3.77%       --        5.66%      11/14/96
--------------------------------------------------------------------------------
Advisor Class               4.19%   -4.18%       --        5.65%       10/2/96
--------------------------------------------------------------------------------
C Class                     3.40%     --         --        1.17%      10/29/01
--------------------------------------------------------------------------------
R Class                     3.92%     --         --        7.29%       8/29/03
--------------------------------------------------------------------------------

(1) Since 10/31/81, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

(continued)

------
2

Ultra - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made October 31, 1994

ONE-YEAR RETURNS OVER 10 YEARS
Periods ended October 31
-----------------------------------------------------------------------------------------------
                 1995    1996    1997    1998    1999   2000     2001    2002     2003   2004
-----------------------------------------------------------------------------------------------
Investor Class  36.89%  10.79%  19.95%  17.61%  37.94%  9.81%  -31.44%  -12.99%  19.50%  4.46%
-----------------------------------------------------------------------------------------------
S&P 500 Index   26.44%  24.10%  32.11%  21.99%  25.67%  6.09%  -24.90%  -15.11%  20.80%  9.42%
-----------------------------------------------------------------------------------------------
Russell 1000
Growth Index    29.21%  22.05%  30.47%  24.64%  34.25%  9.33%  -39.95%  -19.62%  21.81%  3.38%
-----------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

Ultra - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGERS ON THE ULTRA INVESTMENT TEAM (LEFT TO RIGHT): WADE SLOME,
JERRY SULLIVAN, BRUCE WIMBERLY, AND JIM STOWERS III.

Ultra gained 4.46%* during the year ended October 31, 2004. The S&P 500 Index rose 9.42%. Ultra outperformed the 3.15% average return of its Morningstar Large
Growth peer group, and also surpassed the 3.38% return of the Russell 1000
Growth Index, a widely followed barometer of the large-cap growth stocks Ultra generally invests in.

Corporate earnings reached 10-year highs in the fourth quarter of 2003 amid strong economic growth and low inflation. Against this backdrop, the broad market, as measured by the S&P 500, increased 8% in the first three months of the period covered by this report. But stock market gains eroded over the summer. The price of crude oil rose 78% to $51.78 a barrel, short-term interest rates climbed on the back of three interest rate hikes, and the annual real rate of economic growth decelerated from its 7.4% rate in the third quarter of 2003 to 3.9% by the third quarter of 2004.

Ultra's advance during the period was led by its financial holdings. The biggest lift came from diversified financial services companies, including Chicago
Mercantile Exchange Holdings. Capital markets and consumer finance companies also generated positive results. SLM Corp., better known as Sallie Mae, was a stand out performer. The student loan provider increased its earnings per share as its managed loan portfolio grew.

The portfolio's health care stake also boosted results. UnitedHealth Group was a leading contributor during the period. The nation's largest health insurer reported a surge in earnings and raised its outlook. Not all was positive, however. Among the detractors in the portfolio were drug-makers Chiron Corp. and
Teva Pharmaceuticals.

Effective stock selection helped Ultra avoid much of the decline in the information technology sector, the worst performing area in the market. The portfolio was rewarded for the managers' selections in the Internet software and services industry. Yahoo! was one company that enjoyed strong revenue growth, thanks in part to strength in search-related advertising.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                          % OF                 % OF
                                       NET ASSETS           NET ASSETS
                                         AS OF                 AS OF
                                        10/31/04              4/30/04
--------------------------------------------------------------------------------
Dell Inc.                                 2.1%                  2.0%
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                     2.1%                  2.0%
--------------------------------------------------------------------------------
Medtronic, Inc.                           2.1%                  1.5%
--------------------------------------------------------------------------------
UnitedHealth
Group Incorporated                        1.9%                  1.5%
--------------------------------------------------------------------------------
Microsoft Corporation                     1.8%                  2.4%
--------------------------------------------------------------------------------
SLM Corporation                           1.7%                  1.1%
--------------------------------------------------------------------------------
eBay Inc.                                 1.6%                  1.2%
--------------------------------------------------------------------------------
Teva Pharmaceutical
Industries Ltd. ADR                       1.5%                  1.6%
--------------------------------------------------------------------------------
General Electric Co.                      1.5%                  1.6%
--------------------------------------------------------------------------------
First Data Corp.                          1.4%                  1.5%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary
 are for Investor Class shares.                                     (continued)

------
4

Ultra - Portfolio Commentary

Semiconductor stocks finished the year as the market's worst-performing industry. Intel was among the industry's and the portfolio's largest detractors.
The chip giant cut sales and revenue estimates as semiconductor stocks were hit by falling demand and too-high inventories.

In the consumer discretionary sector, Internet and catalog retailers weighed on returns. IAC/InterActive Corp. was the portfolio's top detractor during the period. The company's revenues declined as hotels and airlines sold more of their rooms and seats direct and less through discount on-line travel sites, such as IAC's Hotels.com and Expedia.com.

On the other hand, eBay was the portfolio's top individual contributor during the period. The online auction company reported a surge in its profit, bolstered by brisk sales of laptop computers and other back-to-school items.

In the industrials sector, stock selection in the commercial services industry weighed on results. The portfolio was hurt by its investment in Corinthian
Colleges. Shares of this for-profit, post-secondary education school declined when Corinthian lowered earnings and revenue targets and confirmed a government probe into its student loan applications.

The best performing group in the market was the energy sector as tight supplies and strong demand fueled high oil prices. Exxon Mobil led a rise in Ultra's energy stake.

OUR COMMITMENT

The management team remains committed to seeking long-term capital growth by investing in stocks of companies they believe will increase in value over time.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                          % OF                 % OF
                                       NET ASSETS           NET ASSETS
                                         AS OF                 AS OF
                                        10/31/04              4/30/04
--------------------------------------------------------------------------------
Health Care
Equipment & Supplies                      7.6%                  5.8%
--------------------------------------------------------------------------------
Software                                  6.3%                  6.8%
--------------------------------------------------------------------------------
Specialty Retail                          5.8%                  4.9%
--------------------------------------------------------------------------------
Pharmaceuticals                           5.7%                  8.3%
--------------------------------------------------------------------------------
Hotels, Restaurants
& Leisure                                 4.9%                  4.6%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          % OF                 % OF
                                       NET ASSETS           NET ASSETS
                                         AS OF                 AS OF
                                        10/31/04              4/30/04
--------------------------------------------------------------------------------
Common Stocks                            98.1%                 99.2%
--------------------------------------------------------------------------------
Temporary
Cash Investments                          1.7%                  0.9%
--------------------------------------------------------------------------------
Collateral Received
for Securities Lending                    4.2%                  3.5%
--------------------------------------------------------------------------------
TOTAL INVESTMENT
SECURITIES                              104.0%                103.6%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                         (4.0)%                (3.6)%
--------------------------------------------------------------------------------

------
5

Ultra - Schedule of Investments

OCTOBER 31, 2004

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.1%

AEROSPACE & DEFENSE -- 1.4%
--------------------------------------------------------------------------------
        2,380,000  General Dynamics Corp.                           $   243,046
--------------------------------------------------------------------------------
          843,000  United Technologies Corp.                             78,247
--------------------------------------------------------------------------------
                                                                        321,293
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS -- 2.4%
--------------------------------------------------------------------------------
          862,000  C.H. Robinson Worldwide, Inc.(1)                      46,496
--------------------------------------------------------------------------------
        1,872,000  Expeditors International
                   of Washington, Inc.(1)                               106,891
--------------------------------------------------------------------------------
        2,147,000  FedEx Corporation                                    195,635
--------------------------------------------------------------------------------
        2,327,000  United Parcel Service, Inc. Cl B                     184,252
--------------------------------------------------------------------------------
                                                                        533,274
--------------------------------------------------------------------------------

AIRLINES -- 0.1%
--------------------------------------------------------------------------------
        1,290,000  JetBlue Airways Corporation(1)(2)                     28,445
--------------------------------------------------------------------------------

AUTO COMPONENTS -- 0.1%
--------------------------------------------------------------------------------
        2,178,000  China Yuchai International
                   Limited(1)(2)(3)                                      29,468
--------------------------------------------------------------------------------

AUTOMOBILES -- 1.1%
--------------------------------------------------------------------------------
        4,194,000  Harley-Davidson, Inc.                                241,449
--------------------------------------------------------------------------------

BEVERAGES -- 2.5%
--------------------------------------------------------------------------------
        3,204,000  Anheuser-Busch Companies, Inc.                       160,040
--------------------------------------------------------------------------------
        3,099,000  Coca-Cola Company (The)                              126,005
--------------------------------------------------------------------------------
        5,505,000  PepsiCo, Inc.                                        272,938
--------------------------------------------------------------------------------
                                                                        558,983
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 2.6%
--------------------------------------------------------------------------------
        4,010,000  Amgen Inc.(2)                                        227,768
--------------------------------------------------------------------------------
        2,287,000  Celgene Corp.(1)(2)                                   67,741
--------------------------------------------------------------------------------
        1,484,000  Cephalon, Inc.(1)(2)                                  70,742
--------------------------------------------------------------------------------
          691,000  Chiron Corp.(1)(2)                                    22,402
--------------------------------------------------------------------------------
        2,154,000  Genentech, Inc.(1)(2)                                 98,072
--------------------------------------------------------------------------------
        1,185,000  Gilead Sciences, Inc.(2)                              41,037
--------------------------------------------------------------------------------
        1,189,000  Neurocrine Biosciences Inc.(1)(2)                     55,348
--------------------------------------------------------------------------------
                                                                        583,110
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 2.9%
--------------------------------------------------------------------------------
        3,640,000  Bank of New York Co., Inc. (The)                     118,154
--------------------------------------------------------------------------------
        1,612,000  Goldman Sachs Group, Inc. (The)                      158,589
--------------------------------------------------------------------------------
        1,500,000  Legg Mason, Inc.(1)                                   95,565
--------------------------------------------------------------------------------
        2,443,000  Merrill Lynch & Co., Inc.                            131,775
--------------------------------------------------------------------------------
        2,861,000  T. Rowe Price Group Inc.                             159,558
--------------------------------------------------------------------------------
                                                                        663,641
--------------------------------------------------------------------------------

CHEMICALS -- 0.3%
--------------------------------------------------------------------------------
        1,462,000  Monsanto Co.                                          62,501
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 1.0%
--------------------------------------------------------------------------------
        2,001,000  Bank of America Corp.                                 89,625
--------------------------------------------------------------------------------
        2,235,000  Wells Fargo & Co.                                    133,474
--------------------------------------------------------------------------------
                                                                        223,099
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES -- 1.3%
--------------------------------------------------------------------------------
        3,560,000  Apollo Group Inc. Cl A(2)                        $   234,960
--------------------------------------------------------------------------------
        1,944,000  Monster Worldwide Inc.(1)(2)                          54,529
--------------------------------------------------------------------------------
                                                                        289,489
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 1.6%
--------------------------------------------------------------------------------
       10,524,000  Cisco Systems Inc.(2)                                202,166
--------------------------------------------------------------------------------
        3,795,000  QUALCOMM Inc.                                        158,669
--------------------------------------------------------------------------------
                                                                        360,835
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 2.1%
--------------------------------------------------------------------------------
       13,505,000  Dell Inc.(2)                                         473,485
--------------------------------------------------------------------------------

CONSUMER FINANCE -- 3.0%
--------------------------------------------------------------------------------
        3,336,000  American Express Co.(1)                              177,042
--------------------------------------------------------------------------------
        5,119,000  MBNA Corporation                                     131,200
--------------------------------------------------------------------------------
        8,208,000  SLM Corporation                                      371,494
--------------------------------------------------------------------------------
                                                                        679,736
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 2.7%
--------------------------------------------------------------------------------
          781,000  Chicago Mercantile Exchange
                   Holdings Inc.(1)                                     137,245
--------------------------------------------------------------------------------
        7,106,000  Citigroup Inc.                                       315,293
--------------------------------------------------------------------------------
        1,900,000  Moody's Corp.                                        147,839
--------------------------------------------------------------------------------
                                                                        600,377
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 1.3%
--------------------------------------------------------------------------------
        2,121,000  Baker Hughes Inc.                                     90,842
--------------------------------------------------------------------------------
        2,053,000  Schlumberger Ltd.                                    129,216
--------------------------------------------------------------------------------
        1,742,000  Transocean Inc.(2)                                    61,406
--------------------------------------------------------------------------------
                                                                        281,464
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 3.3%
--------------------------------------------------------------------------------
        2,297,000  Sysco Corp.                                           74,124
--------------------------------------------------------------------------------
        8,726,000  Wal-Mart Stores, Inc.                                470,506
--------------------------------------------------------------------------------
        3,396,000  Walgreen Co.(1)                                      121,882
--------------------------------------------------------------------------------
          850,000  Whole Foods Market, Inc.(1)                           69,216
--------------------------------------------------------------------------------
                                                                        735,728
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 7.6%
--------------------------------------------------------------------------------
        1,988,000  Baxter International, Inc.                            61,151
--------------------------------------------------------------------------------
        2,242,000  Biomet Inc.                                          104,657
--------------------------------------------------------------------------------
        7,158,000  Boston Scientific Corp.(2)                           252,677
--------------------------------------------------------------------------------
        2,123,000  Guidant Corp.                                        141,434
--------------------------------------------------------------------------------
        2,502,000  Inamed Corp.(1)(2)(3)                                132,981
--------------------------------------------------------------------------------
        9,190,000  Medtronic, Inc.                                      469,702
--------------------------------------------------------------------------------
        1,281,000  St. Jude Medical, Inc.(2)                             98,086
--------------------------------------------------------------------------------
        1,658,000  Stryker Corp.                                         71,443
--------------------------------------------------------------------------------
        3,220,000  Varian Medical Systems, Inc.(2)                      129,283
--------------------------------------------------------------------------------
        2,517,000  Waters Corp.(2)                                      103,927
--------------------------------------------------------------------------------
        1,619,000  Zimmer Holdings Inc.(2)                              125,618
--------------------------------------------------------------------------------
                                                                      1,690,959
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
6

Ultra - Schedule of Investments

OCTOBER 31, 2004

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 2.3%
--------------------------------------------------------------------------------
        1,383,000  Cerner Corporation(1)(2)                         $    62,442
--------------------------------------------------------------------------------
          998,000  Patterson Companies, Inc.(2)                          37,425
--------------------------------------------------------------------------------
        5,860,000  UnitedHealth Group Incorporated                      424,264
--------------------------------------------------------------------------------
                                                                        524,131
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 4.9%
--------------------------------------------------------------------------------
        3,959,434  Applebee's International Inc.(1)(3)                   90,552
--------------------------------------------------------------------------------
        2,347,000  Brinker International, Inc.(1)(2)                     75,808
--------------------------------------------------------------------------------
        5,363,000  Carnival Corporation                                 271,153
--------------------------------------------------------------------------------
        2,754,000  Cheesecake Factory Inc.(1)(2)(3)                     119,551
--------------------------------------------------------------------------------
        8,711,000  International Game Technology(1)                     287,812
--------------------------------------------------------------------------------
        2,175,000  PF Chang's China
                   Bistro, Inc.(1)(2)(3)                                110,577
--------------------------------------------------------------------------------
        2,973,000  Starbucks Corporation(2)                             157,212
--------------------------------------------------------------------------------
                                                                      1,112,665
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 0.4%
--------------------------------------------------------------------------------
        3,265,000  D.R. Horton, Inc.                                     97,950
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 1.7%
--------------------------------------------------------------------------------
        1,726,000  Colgate-Palmolive Co.                                 77,014
--------------------------------------------------------------------------------
        6,144,000  Procter & Gamble Co. (The)                           314,450
--------------------------------------------------------------------------------
                                                                        391,464
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 3.3%
--------------------------------------------------------------------------------
        1,570,000  3M Co.                                               121,785
--------------------------------------------------------------------------------
        9,613,000  General Electric Co.                                 327,995
--------------------------------------------------------------------------------
        9,619,000  Tyco International Ltd.                              299,632
--------------------------------------------------------------------------------
                                                                        749,412
--------------------------------------------------------------------------------

INSURANCE -- 4.6%
--------------------------------------------------------------------------------
        2,159,000  Aflac Inc.                                            77,465
--------------------------------------------------------------------------------
        1,473,000  Ambac Financial Group, Inc.                          114,982
--------------------------------------------------------------------------------
        4,723,000  American International
                   Group, Inc.(1)                                       286,734
--------------------------------------------------------------------------------
            2,821  Berkshire Hathaway Inc. Cl A(2)                      237,669
--------------------------------------------------------------------------------
           73,870  Berkshire Hathaway Inc. Cl B(1)(2)                   207,131
--------------------------------------------------------------------------------
        1,261,000  Progressive Corp.                                    117,967
--------------------------------------------------------------------------------
                                                                      1,041,948
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL -- 3.9%
--------------------------------------------------------------------------------
        7,508,000  Amazon.com, Inc.(1)(2)                               256,248
--------------------------------------------------------------------------------
        3,637,000  eBay Inc.(2)                                         355,008
--------------------------------------------------------------------------------
       12,279,000  IAC/InterActiveCorp(1)(2)                            265,472
--------------------------------------------------------------------------------
                                                                        876,728
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES -- 3.2%
--------------------------------------------------------------------------------
        3,764,000  Digital River Inc.(1)(2)(3)                          125,341
--------------------------------------------------------------------------------
        2,638,000  Sina Corp.(1)(2)(3)                                   88,373
--------------------------------------------------------------------------------
        7,449,000  VeriSign, Inc.(1)(2)                                 199,857
--------------------------------------------------------------------------------
        8,738,000  Yahoo! Inc.(2)                                       316,228
--------------------------------------------------------------------------------
                                                                        729,799
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

IT SERVICES -- 4.3%
--------------------------------------------------------------------------------
        6,616,000  Accenture Ltd. Cl A(1)(2)                        $   160,173
--------------------------------------------------------------------------------
        6,411,000  Checkfree Corp.(1)(2)(3)                             198,741
--------------------------------------------------------------------------------
        3,274,000  Cognizant Technology
                   Solutions Corporation(1)(2)                          111,316
--------------------------------------------------------------------------------
        7,793,000  First Data Corp.                                     321,695
--------------------------------------------------------------------------------
        5,286,000  Paychex, Inc.                                        173,349
--------------------------------------------------------------------------------
                                                                        965,274
--------------------------------------------------------------------------------

MACHINERY -- 0.4%
--------------------------------------------------------------------------------
        1,462,000  Danaher Corp.(1)                                      80,600
--------------------------------------------------------------------------------

MEDIA -- 2.0%
--------------------------------------------------------------------------------
          222,186  DreamWorks
                   Animation SKG Inc.(2)                                  8,676
--------------------------------------------------------------------------------
        2,108,000  McGraw-Hill
                   Companies, Inc. (The)                                181,815
--------------------------------------------------------------------------------
        3,959,000  Univision
                   Communications Inc. Cl A(2)                          122,571
--------------------------------------------------------------------------------
        1,618,000  Viacom, Inc. Cl B                                     59,041
--------------------------------------------------------------------------------
        2,575,000  XM Satellite Radio
                   Holdings Inc. Cl A(1)(2)                              83,224
--------------------------------------------------------------------------------
                                                                        455,327
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 1.5%
--------------------------------------------------------------------------------
        2,725,000  Family Dollar Stores, Inc.                            80,524
--------------------------------------------------------------------------------
        1,333,000  Kohl's Corp.(2)                                       67,663
--------------------------------------------------------------------------------
        3,813,000  Target Corporation                                   190,726
--------------------------------------------------------------------------------
                                                                        338,913
--------------------------------------------------------------------------------

OFFICE ELECTRONICS -- 0.1%
--------------------------------------------------------------------------------
          505,000  Zebra Technologies Corp. Cl A(2)                      26,760
--------------------------------------------------------------------------------

OIL & GAS -- 3.7%
--------------------------------------------------------------------------------
          985,000  Anadarko Petroleum Corp.                              66,438
--------------------------------------------------------------------------------
        3,546,000  Apache Corp.                                         179,782
--------------------------------------------------------------------------------
          599,000  BP plc ADR                                            34,892
--------------------------------------------------------------------------------
        2,038,000  Burlington Resources, Inc.                            84,577
--------------------------------------------------------------------------------
        1,600,000  ChevronTexaco Corp.                                   84,896
--------------------------------------------------------------------------------
          419,000  EnCana Corp.                                          20,699
--------------------------------------------------------------------------------
        5,814,000  Exxon Mobil Corp.                                    286,165
--------------------------------------------------------------------------------
        1,377,000  Occidental Petroleum Corp.                            76,878
--------------------------------------------------------------------------------
                                                                        834,327
--------------------------------------------------------------------------------

PERSONAL PRODUCTS -- 0.8%
--------------------------------------------------------------------------------
        1,102,500  Alberto-Culver Company Cl B                           49,458
--------------------------------------------------------------------------------
        2,065,000  Avon Products, Inc.                                   81,671
--------------------------------------------------------------------------------
          957,000  Estee Lauder Companies, Inc. Cl A                     41,103
--------------------------------------------------------------------------------
                                                                        172,232
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
7

Ultra - Schedule of Investments

OCTOBER 31, 2004

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 5.7%
--------------------------------------------------------------------------------
          596,000  Allergan, Inc.                                   $    42,650
--------------------------------------------------------------------------------
        2,403,000  American Pharmaceutical
                   Partners Inc.(1)(2)                                   67,092
--------------------------------------------------------------------------------
        2,536,000  Eli Lilly and Company                                139,252
--------------------------------------------------------------------------------
        1,074,000  Forest Laboratories, Inc. Cl A(2)                     47,900
--------------------------------------------------------------------------------
        5,057,000  Johnson & Johnson(1)                                 295,228
--------------------------------------------------------------------------------
       11,061,000  Pfizer, Inc.                                         320,216
--------------------------------------------------------------------------------
        1,727,000  Schering-Plough Corp.(1)                              31,276
--------------------------------------------------------------------------------
       13,411,000  Teva Pharmaceutical
                   Industries Ltd. ADR(1)                               348,685
--------------------------------------------------------------------------------
                                                                      1,292,299
--------------------------------------------------------------------------------

SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT -- 4.1%
--------------------------------------------------------------------------------
        2,612,000  Analog Devices, Inc.                                 105,159
--------------------------------------------------------------------------------
        3,808,000  Applied Materials, Inc.(2)                            61,309
--------------------------------------------------------------------------------
        9,327,000  Intel Corp.                                          207,618
--------------------------------------------------------------------------------
        1,556,000  KLA-Tencor Corp.(1)(2)                                70,845
--------------------------------------------------------------------------------
        3,399,000  Maxim Integrated Products, Inc.                      149,522
--------------------------------------------------------------------------------
        5,936,000  Microchip Technology Inc.(1)                         179,564
--------------------------------------------------------------------------------
        4,648,000  Xilinx, Inc.                                         142,229
--------------------------------------------------------------------------------
                                                                        916,246
--------------------------------------------------------------------------------

SOFTWARE -- 6.3%
--------------------------------------------------------------------------------
        1,327,000  Adobe Systems Inc.(1)                                 74,352
--------------------------------------------------------------------------------
        6,299,000  Electronic Arts Inc.(1)(2)                           282,951
--------------------------------------------------------------------------------
        3,632,000  Intuit Inc.(2)                                       164,748
--------------------------------------------------------------------------------
       14,529,000  Microsoft Corporation                                406,666
--------------------------------------------------------------------------------
        1,103,571  NAVTEQ Corp.(1)(2)                                    44,485
--------------------------------------------------------------------------------
       11,118,000  Oracle Corp.(2)                                      140,754
--------------------------------------------------------------------------------
        1,509,000  SAP AG ADR(1)                                         64,359
--------------------------------------------------------------------------------
        2,161,000  Symantec Corp.(1)(2)                                 123,047
--------------------------------------------------------------------------------
        4,928,000  Veritas Software Corp.(2)                            107,825
--------------------------------------------------------------------------------
                                                                      1,409,187
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 5.8%
--------------------------------------------------------------------------------
        4,976,000  Bed Bath & Beyond Inc.(2)                        $   202,971
--------------------------------------------------------------------------------
        4,669,000  Carmax, Inc.(1)(2)                                   122,981
--------------------------------------------------------------------------------
        2,831,000  Chico's FAS, Inc.(1)(2)                              113,325
--------------------------------------------------------------------------------
        5,312,000  Home Depot, Inc.                                     218,217
--------------------------------------------------------------------------------
        5,089,000  Lowe's Companies, Inc.                               286,410
--------------------------------------------------------------------------------
        3,514,000  Michaels Stores, Inc.(1)                             102,257
--------------------------------------------------------------------------------
        4,563,000  PETsMART, Inc.(1)                                    145,925
--------------------------------------------------------------------------------
        1,132,000  TJX Companies, Inc. (The)                             27,145
--------------------------------------------------------------------------------
        2,439,000  Weight Watchers
                   International Inc.(1)(2)                              87,609
--------------------------------------------------------------------------------
                                                                      1,306,840
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS -- 0.4%
--------------------------------------------------------------------------------
        1,723,000  Coach Inc.(2)                                         80,343
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE -- 0.6%
--------------------------------------------------------------------------------
        1,193,000  Golden West Financial Corp.                          139,486
--------------------------------------------------------------------------------

TOBACCO -- 0.1%
--------------------------------------------------------------------------------
          515,000  Altria Group Inc.                                     24,957
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES -- 0.7%
--------------------------------------------------------------------------------
        5,180,000  Nextel Communications, Inc.(2)                       137,218
--------------------------------------------------------------------------------
          331,242  NII Holdings Inc. Cl B(1)(2)                          14,664
--------------------------------------------------------------------------------
                                                                        151,882
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $15,956,977)                                                   22,076,106
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 1.7%

Repurchase Agreement, Morgan Stanley
Group, Inc., (collateralized by various U.S.
Treasury obligations, 5.25%, 11/15/28,
valued at $307,404), in a joint trading
account at 1.79%, dated 10/29/04,
due 11/1/04 (Delivery value $300,045)                                   300,000
--------------------------------------------------------------------------------
Repurchase Agreement, State Street Corp.,
(collateralized by various U.S. Treasury
obligations, 8.125%, 8/15/19,
valued at $81,861), in a joint trading
account at 1.75%, dated 10/29/04,
due 11/1/04 (Delivery value $80,212)                                     80,200
--------------------------------------------------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $380,200)                                                         380,200
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
8

Ultra - Schedule of Investments

OCTOBER 31, 2004

Principal Amount              ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

COLLATERAL RECEIVED
FOR SECURITIES LENDING(4) -- 4.2%

REPURCHASE AGREEMENTS -- 3.6%
--------------------------------------------------------------------------------
Repurchase Agreement, Barclays Bank plc,
(collateralized by various U.S. Government
Agency obligations), 1.87%,
dated 10/29/04, due 11/1/04
(Delivery value $100,016)                                           $   100,000
--------------------------------------------------------------------------------
Repurchase Agreement, UBS AG,
(collateralized by various U.S. Government
Agency obligations), 1.875%,
dated 10/29/04, due 11/1/04
(Delivery value $722,732)                                               722,619
--------------------------------------------------------------------------------
                                                                        822,619
--------------------------------------------------------------------------------

SHORT-TERM DEBT -- 0.6%
--------------------------------------------------------------------------------
          $40,000  Bayerische Landesbank
                   Girozentrale, VRN, 1.85%,
                   11/1/04, resets daily off the
                   Federal Funds rate plus 0.06%
                   with no caps                                          39,993
--------------------------------------------------------------------------------
           82,000  Morgan Stanley, VRN,
                   2.06%, 11/1/04                                        82,000
--------------------------------------------------------------------------------
            3,993  National City Bank of Indiana,
                   VRN, 1.81%, 11/1/04, resets
                   daily off the Prime rate minus
                   2.94% with no caps                                     3,992
--------------------------------------------------------------------------------
                                                                        125,985
--------------------------------------------------------------------------------

TOTAL COLLATERAL RECEIVED
FOR SECURITIES LENDING
(Cost $948,604)                                                         948,604
--------------------------------------------------------------------------------

TOTAL INVESTMENT
SECURITIES -- 104.0%
(Cost $17,285,781)                                                   23,404,910
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- (4.0)%                                (894,102)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                          $22,510,808
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

VRN = Variable Rate Note. Interest reset date is indicated, unless otherwise noted. Rate shown is effective October 31, 2004.

(1) Security, or a portion thereof, was on loan as of October 31, 2004.

(2) Non-income producing.

(3) Affiliated Company: the fund's holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940. (See Note 5 in
    Notes to Financial Statements for a summary of transactions for each company which is or was an affiliate at or during the year ended October
    31, 2004.)

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 6 in
    Notes to Financial Statements.)

See Notes to Financial Statements.

------
9

Vista - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2004
                              ----------------------------------
                                    AVERAGE ANNUAL RETURNS
-------------------------------------------------------------------------------
                                                       SINCE       INCEPTION
                     1 YEAR    5 YEARS    10 YEARS    INCEPTION      DATE
-------------------------------------------------------------------------------
INVESTOR CLASS        9.77%     5.15%       8.45%      10.38%      11/25/83
-------------------------------------------------------------------------------
RUSSELL MIDCAP
GROWTH INDEX          8.77%    -0.19%       9.81%      N/A(1)         --
-------------------------------------------------------------------------------
Institutional Class   9.99%     5.35%        --         5.02%      11/14/96
-------------------------------------------------------------------------------
Advisor Class         9.56%     4.90%        --         3.61%       10/2/96
-------------------------------------------------------------------------------
C Class               8.71%      --          --         1.63%       7/18/01
-------------------------------------------------------------------------------

(1) Benchmark began 12/31/85.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

(continued)

------
10

Vista - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made October 31, 1994

ONE-YEAR RETURNS OVER 10 YEARS
Periods ended October 31
-------------------------------------------------------------------------------------------------
                 1995    1996    1997    1998     1999    2000    2001     2002     2003   2004
-------------------------------------------------------------------------------------------------
Investor Class  44.20%   6.96%   0.29%  -31.94%  66.24%  66.16%  -37.48%  -12.90%  29.41%  9.77%
-------------------------------------------------------------------------------------------------
Russell Midcap
Growth Index    24.24%  17.95%  24.61%    2.43%  37.66%  38.67%  -42.78%  -17.61%  39.30%  8.77%
-------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
11

Vista - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGERS ON THE VISTA INVESTMENT TEAM: GLENN FOGLE AND DAVID M.
HOLLOND.

Vista gained 9.77%* in the twelve months ended October 31, 2004, outperforming its benchmark, the Russell Midcap Growth Index, which rose 8.77%. Vista also surpassed the 5.68% average return of its Morningstar Mid-Cap Growth peer group.

During the year, Vista's management team changed. Portfolio manager David Rose moved to another American Century team in March. David Hollond, who has been an analyst on the Vista team since 1998, was promoted to portfolio manager.

Corporate earnings reached 10-year highs in the fourth quarter of 2003 amid strong economic growth and low inflation. Against this backdrop, the broad market, as measured by the S&P 500, jumped 8% in the first three months of the period covered by this report. But stock market gains eroded over the summer.
The price of crude oil jumped 78% to $51.78 a barrel, short-term interest rates climbed on the back of three interest rate hikes, and the annual real rate of economic growth decelerated from its 7.4% rate in the third quarter of 2003 to
3.9% by the third quarter of 2004.

Given high oil prices, it's not surprising that energy was one of the top-performing sectors in the market. Information technology was the bottom-performing sector. The small-cap stock indices outperformed the large-cap, and the value discipline significantly outperformed growth.

In this environment, Vista's health care stake led the portfolio's advance during the period, posting gains in all four of the sector's industries. By far the biggest gains came from the health care providers and services industry.
Aetna was a top contributor as its earnings soared and the health insurer raised its earnings outlook, buoyed by profitable enrollment growth.

Vista's financial stake ended the fiscal year as a leading contributor to returns. Chicago Mercantile Exchange Holdings

TOP TEN HOLDINGS AS OF OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                          % OF                 % OF
                                       NET ASSETS           NET ASSETS
                                         AS OF                 AS OF
                                        10/31/04              4/30/04
--------------------------------------------------------------------------------
NII Holdings Inc. Cl B                    3.6%                  3.3%
--------------------------------------------------------------------------------
TXU Corp.                                 3.0%                   --
--------------------------------------------------------------------------------
QUALCOMM Inc.                             2.5%                   --
--------------------------------------------------------------------------------
Chicago Mercantile
Exchange Holdings Inc.                    2.4%                   --
--------------------------------------------------------------------------------
Symantec Corp.                            2.3%                  0.5%
--------------------------------------------------------------------------------
Cooper Companies,
Inc. (The)                                2.3%                   --
--------------------------------------------------------------------------------
Textron Inc.                              2.3%                   --
--------------------------------------------------------------------------------
Aetna Inc.                                2.2%                  2.9%
--------------------------------------------------------------------------------
American Eagle
Outfitters, Inc.                          2.1%                   --
--------------------------------------------------------------------------------
Yellow Roadway Corp.                      2.1%                  0.8%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary
 are for Investor Class shares.                                     (continued)

------
12

Vista - Portfolio Commentary

was among the standouts as trading volume and profits grew at the country's largest futures exchange.

Companies within the consumer discretionary sector also turned in strong results, led by casino-related stocks. On the negative side, slot machine maker
WMS Industries detracted from returns during the period.

An underweight position and effective stock selection drove Vista's information technology position to better returns than its benchmark's. Research in Motion was the portfolio's top contributor as the company posted strong profits on brisk sales of its BlackBerry(reg.sm) wireless e-mail device. Citing further expected gains in BlackBerry subscribers, the company also increased its revenue and earnings guidance. On the negative side, OmniVision Technologies, which manufactures chips used in digital cameras and other electronic imaging products, declined on concern that increasing competition could depress prices and hamper margins.

In the industrials sector, for-profit, post-secondary education schools came under pressure due to a number of high-profile problems at some schools.
Corinthian Colleges was a top detractor during the period. With negative sentiment already dogging for-profit schools, the company lowered its earnings and revenue forecasts, blaming higher marketing expenses and slowing enrollment trends.

OUR COMMITMENT

The Vista team remains committed to American Century's growth investment approach that has been in place for more than thirty years. They will continue to look for mid-sized and smaller companies with earnings, revenues and other key business fundamentals that are growing at an accelerating rate.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                          % OF                 % OF
                                       NET ASSETS           NET ASSETS
                                         AS OF                 AS OF
                                        10/31/04              4/30/04
--------------------------------------------------------------------------------
Software                                  8.1%                  5.2%
--------------------------------------------------------------------------------
Hotels, Restaurants
& Leisure                                 7.3%                  5.5%
--------------------------------------------------------------------------------
Machinery                                 6.9%                  2.3%
--------------------------------------------------------------------------------
Energy Equipment
& Services                                6.6%                  1.5%
--------------------------------------------------------------------------------
Health Care
Equipment & Supplies                      6.3%                  7.9%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                  AS OF
                                       10/31/04               4/30/04
--------------------------------------------------------------------------------
Common Stocks                            96.7%                 95.5%
--------------------------------------------------------------------------------
Temporary
Cash Investments                          2.9%                  2.9%
--------------------------------------------------------------------------------
TOTAL INVESTMENT
SECURITIES                               99.6%                 98.4%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                           0.4%                  1.6%
--------------------------------------------------------------------------------

------
13

Vista - Schedule of Investments

OCTOBER 31, 2004

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 96.7%

AEROSPACE & DEFENSE -- 1.0%
--------------------------------------------------------------------------------
          115,000  L-3 Communications
                   Holdings, Inc.                                    $    7,582
--------------------------------------------------------------------------------
          125,000  Precision Castparts Corp.                              7,500
--------------------------------------------------------------------------------
                                                                         15,082
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS -- 4.4%
--------------------------------------------------------------------------------
          503,458  CNF Inc.                                              22,041
--------------------------------------------------------------------------------
          515,000  Expeditors International
                   of Washington, Inc.                                   29,406
--------------------------------------------------------------------------------
          345,000  Ryder System, Inc.                                    17,285
--------------------------------------------------------------------------------
                                                                         68,732
--------------------------------------------------------------------------------

BUILDING PRODUCTS -- 0.6%
--------------------------------------------------------------------------------
          274,813  Masco Corp.                                            9,415
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 2.5%
--------------------------------------------------------------------------------
          391,000  East West BanCorp, Inc.                               15,656
--------------------------------------------------------------------------------
          538,000  North Fork Bancorporation, Inc.                       23,725
--------------------------------------------------------------------------------
                                                                         39,381
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES -- 2.1%
--------------------------------------------------------------------------------
          906,410  Copart Inc.(1)                                        16,841
--------------------------------------------------------------------------------
          125,000  Corporate Executive
                   Board Co. (The)                                        7,956
--------------------------------------------------------------------------------
          277,000  Monster Worldwide Inc.(1)                              7,770
--------------------------------------------------------------------------------
                                                                         32,567
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 5.5%
--------------------------------------------------------------------------------
          240,000  F5 Networks, Inc.(1)                                   9,588
--------------------------------------------------------------------------------
          590,000  Juniper Networks, Inc.(1)                             15,700
--------------------------------------------------------------------------------
          946,000  QUALCOMM Inc.                                         39,552
--------------------------------------------------------------------------------
          245,000  Research In Motion Ltd.(1)                            21,609
--------------------------------------------------------------------------------
                                                                         86,449
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 2.3%
--------------------------------------------------------------------------------
          517,000  Apple Computer, Inc.(1)                               27,158
--------------------------------------------------------------------------------
          155,000  NCR Corp.(1)                                           8,734
--------------------------------------------------------------------------------
                                                                         35,892
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 2.4%
--------------------------------------------------------------------------------
          215,000  Chicago Mercantile Exchange
                   Holdings Inc.                                         37,782
--------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 3.0%
--------------------------------------------------------------------------------
          780,000  TXU Corp.                                             47,752
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 1.6%
--------------------------------------------------------------------------------
          593,000  Rockwell Automation Inc.                              24,722
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.5%
--------------------------------------------------------------------------------
          228,000  Amphenol Corp. Cl A(1)                                 7,827
--------------------------------------------------------------------------------
          211,000  Anixter International Inc.                             8,153
--------------------------------------------------------------------------------
          349,414  Paxar Corp.(1)                                         7,705
--------------------------------------------------------------------------------
                                                                         23,685
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 6.6%
--------------------------------------------------------------------------------
          305,000  BJ Services Co.                                   $   15,554
--------------------------------------------------------------------------------
          260,000  Diamond Offshore Drilling, Inc.                        8,788
--------------------------------------------------------------------------------
          491,000  ENSCO International Inc.                              15,000
--------------------------------------------------------------------------------
          245,000  Global SantaFe Corp.                                   7,228
--------------------------------------------------------------------------------
          156,388  Lone Star Technologies, Inc.(1)                        4,129
--------------------------------------------------------------------------------
          452,000  National-Oilwell, Inc.(1)                             15,237
--------------------------------------------------------------------------------
          165,000  Noble Corp.(1)                                         7,537
--------------------------------------------------------------------------------
          260,000  Smith International, Inc.(1)                          15,101
--------------------------------------------------------------------------------
          288,000  Weatherford International Ltd.(1)                     15,051
--------------------------------------------------------------------------------
                                                                        103,625
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 6.3%
--------------------------------------------------------------------------------
          409,000  Advanced Medical Optics Inc.(1)                       15,992
--------------------------------------------------------------------------------
          305,007  Boston Scientific Corp.(1)                            10,767
--------------------------------------------------------------------------------
          508,000  Cooper Companies, Inc. (The)                          35,738
--------------------------------------------------------------------------------
          122,909  Cytyc Corp.(1)                                         3,207
--------------------------------------------------------------------------------
          140,000  Fisher Scientific International(1)                     8,030
--------------------------------------------------------------------------------
          473,000  Mentor Corp.                                          16,460
--------------------------------------------------------------------------------
          103,000  St. Jude Medical, Inc.(1)                              7,887
--------------------------------------------------------------------------------
                                                                         98,081
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 2.2%
--------------------------------------------------------------------------------
          360,000  Aetna Inc.                                            34,200
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 7.3%
--------------------------------------------------------------------------------
          802,000  Boyd Gaming Corp.                                     26,859
--------------------------------------------------------------------------------
          139,000  Harrah's Entertainment, Inc.                           8,134
--------------------------------------------------------------------------------
          177,000  Red Robin Gourmet Burgers Inc.(1)                      7,383
--------------------------------------------------------------------------------
          316,000  Royal Caribbean Cruises Ltd.                          14,726
--------------------------------------------------------------------------------
          638,000  Station Casinos Inc.                                  32,506
--------------------------------------------------------------------------------
          817,000  WMS Industries Inc.(1)                                23,897
--------------------------------------------------------------------------------
                                                                        113,505
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 0.6%
--------------------------------------------------------------------------------
          200,000  Garmin Ltd.                                           10,000
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 2.3%
--------------------------------------------------------------------------------
          519,000  Textron Inc.                                          35,370
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES -- 2.4%
--------------------------------------------------------------------------------
          235,000  Ask Jeeves, Inc.(1)                                    6,058
--------------------------------------------------------------------------------
          195,000  Websense Inc.(1)                                       7,911
--------------------------------------------------------------------------------
          652,000  Yahoo! Inc.(1)                                        23,596
--------------------------------------------------------------------------------
                                                                         37,565
--------------------------------------------------------------------------------

IT SERVICES -- 1.6%
--------------------------------------------------------------------------------
          139,000  CACI International Inc.(1)                             8,475
--------------------------------------------------------------------------------
          251,000  Cognizant Technology
                   Solutions Corporation(1)                               8,533
--------------------------------------------------------------------------------
          125,000  Infosys Technologies Ltd. ADR                          8,313
--------------------------------------------------------------------------------
                                                                         25,321
--------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS -- 0.5%
--------------------------------------------------------------------------------
          171,000  Brunswick Corp.                                        8,023
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
14

Vista - Schedule of Investments

OCTOBER 31, 2004

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

MACHINERY -- 6.9%
--------------------------------------------------------------------------------
          466,000  Cummins Inc.                                      $   32,658
--------------------------------------------------------------------------------
           28,506  Eaton Corp.                                            1,823
--------------------------------------------------------------------------------
          413,000  Paccar Inc.                                           28,625
--------------------------------------------------------------------------------
          338,000  Parker-Hannifin Corp.                                 23,873
--------------------------------------------------------------------------------
          551,000  Pentair, Inc.                                         20,596
--------------------------------------------------------------------------------
                                                                        107,575
--------------------------------------------------------------------------------

MEDIA -- 0.5%
--------------------------------------------------------------------------------
               --  KDG Investments
                   Limited Partnership
                   (Acquired 7/7/00-5/15/01,
                   Cost $20,000)(1)(2)(3)                                   557
--------------------------------------------------------------------------------
           95,000  Pixar(1)                                               7,640
--------------------------------------------------------------------------------
                                                                          8,197
--------------------------------------------------------------------------------

METALS & MINING -- 1.7%
--------------------------------------------------------------------------------
          535,000  Cia Vale do Rio Doce ADR                              11,320
--------------------------------------------------------------------------------
          191,000  Nucor Corp.                                            8,066
--------------------------------------------------------------------------------
           92,000  Phelps Dodge Corp.                                     8,054
--------------------------------------------------------------------------------
                                                                         27,440
--------------------------------------------------------------------------------

OFFICE ELECTRONICS -- 1.7%
--------------------------------------------------------------------------------
          500,000  Zebra Technologies Corp. Cl A(1)                      26,495
--------------------------------------------------------------------------------

OIL & GAS -- 4.8%
--------------------------------------------------------------------------------
          222,000  EOG Resources Inc.                                    14,776
--------------------------------------------------------------------------------
          145,000  Murphy Oil Corp.                                      11,603
--------------------------------------------------------------------------------
          205,000  Teekay Shipping Corp.                                  9,471
--------------------------------------------------------------------------------
          359,000  Valero Energy Corp.                                   15,426
--------------------------------------------------------------------------------
          395,000  Western Gas Resources Inc.                            11,570
--------------------------------------------------------------------------------
          390,000  XTO Energy Inc.                                       13,018
--------------------------------------------------------------------------------
                                                                         75,864
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 0.4%
--------------------------------------------------------------------------------
          272,031  First Horizon Pharmaceutical
                   Corporation(1)                                         6,687
--------------------------------------------------------------------------------

ROAD & RAIL -- 4.2%
--------------------------------------------------------------------------------
          284,000  Burlington Northern Santa Fe Corp.                    11,874
--------------------------------------------------------------------------------
          165,000  Canadian National Railway Co.                          8,918
--------------------------------------------------------------------------------
          351,000  Norfolk Southern Corp.                                11,916
--------------------------------------------------------------------------------
          685,000  Yellow Roadway Corp.(1)                               32,874
--------------------------------------------------------------------------------
                                                                         65,582
--------------------------------------------------------------------------------

SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT -- 2.1%
--------------------------------------------------------------------------------
          190,000  Analog Devices, Inc.                                   7,649
--------------------------------------------------------------------------------
          513,000  Cree Inc.(1)                                          17,704
--------------------------------------------------------------------------------
          492,000  Microsemi Corporation(1)                               7,646
--------------------------------------------------------------------------------
                                                                         32,999
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

SOFTWARE -- 8.1%
--------------------------------------------------------------------------------
          289,000  Adobe Systems Inc.                                $   16,193
--------------------------------------------------------------------------------
          821,000  Citrix Systems, Inc.(1)                               19,811
--------------------------------------------------------------------------------
          336,708  Cognos, Inc.(1)                                       13,303
--------------------------------------------------------------------------------
          386,000  Internet Security Systems(1)                           8,399
--------------------------------------------------------------------------------
          316,000  McAfee Inc.(1)                                         7,647
--------------------------------------------------------------------------------
          640,000  Symantec Corp.(1)                                     36,442
--------------------------------------------------------------------------------
        2,491,000  TIBCO Software Inc.(1)                                24,213
--------------------------------------------------------------------------------
                                                                        126,008
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 3.2%
--------------------------------------------------------------------------------
          825,000  American Eagle Outfitters, Inc.                       33,726
--------------------------------------------------------------------------------
          416,000  Urban Outfitters Inc.(1)                              17,056
--------------------------------------------------------------------------------
                                                                         50,782
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS -- 0.5%
--------------------------------------------------------------------------------
          208,000  Deckers Outdoor Corp.(1)                               7,875
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE -- 0.8%
--------------------------------------------------------------------------------
          657,000  W Holding Company, Inc.                               13,133
--------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS -- 0.5%
--------------------------------------------------------------------------------
          243,000  MSC Industrial Direct Co.                              8,296
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION
SERVICES -- 4.6%
--------------------------------------------------------------------------------
        1,583,000  Alamosa Holdings Inc.(1)                              15,885
--------------------------------------------------------------------------------
        1,286,000  NII Holdings Inc. Cl B(1)                             56,932
--------------------------------------------------------------------------------
                                                                         72,817
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $1,309,932)                                                     1,516,899
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 2.9%

Repurchase Agreement, Deutsche Bank
Securities, Inc., (collateralized by various
U.S. Treasury obligations, 2.00% - 6.50%,
5/15/06 - 10/15/06, valued at $2,561),
in a joint trading account at 1.74%,
dated 10/29/04, due 11/1/04
(Delivery value $2,500)                                                   2,500
--------------------------------------------------------------------------------
Repurchase Agreement, State Street Corp.,
(collateralized by various U.S. Treasury
obligations, 8.125%, 8/15/19, valued at $44,401),
in a joint trading account at 1.75%,
dated 10/29/04, due 11/1/04
(Delivery value $43,506)                                                 43,500
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $46,000)                                                           46,000
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 99.6%
(Cost $1,355,932)                                                     1,562,899
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- 0.4%                                      6,343
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                           $1,569,242
================================================================================

See Notes to Financial Statements.                                  (continued)

------
15

Vista - Schedule of Investments

OCTOBER 31, 2004

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*
                                                      ($ IN THOUSANDS)
   Contracts to Sell       Settlement Date      Value    Unrealized Gain (Loss)
--------------------------------------------------------------------------------
  78,397  Euro for USD        11/30/04          $100              $--
--------------------------------------------------------------------------------
  89,063  Euro for USD        11/30/04           114               --
--------------------------------------------------------------------------------
 138,281  Euro for USD        11/30/04           177               --
--------------------------------------------------------------------------------
                                                $391              $--
                                            ====================================

(Value on Settlement Date $391)

*FORWARD FOREIGN CURRENCY EXCHANGE contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -- and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

USD = United States Dollar

(1) Non-income producing.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 2004, was $557 (in thousands), which represented 0.04% of net assets.

(3) Indicates a fair valued security which has not been valued utilizing an independent quote but has been valued pursuant to guidelines established by the Board of Directors. The aggregate value of fair valued securities at
    October 31, 2004, was $557 (in thousands), which is 0.04% of net assets.

See Notes to Financial Statements.

------
16

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

(continued)

------
17

Shareholder Fee Examples (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                     EXPENSES PAID
                       BEGINNING        ENDING      DURING PERIOD*  ANNUALIZED
                      ACCOUNT VALUE  ACCOUNT VALUE     5/1/04 -       EXPENSE
                         5/1/04        10/31/04        10/31/04       RATIO*
--------------------------------------------------------------------------------
ULTRA SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL:
--------------------------------------------------------------------------------
Investor Class          $1,000         $998.50          $4.97          0.99%
--------------------------------------------------------------------------------
Institutional Class     $1,000         $999.30          $3.97          0.79%
--------------------------------------------------------------------------------
Advisor Class           $1,000         $997.00          $6.22          1.24%
--------------------------------------------------------------------------------
C Class                 $1,000         $993.20          $9.97          1.99%
--------------------------------------------------------------------------------
R Class                 $1,000         $995.90          $7.48          1.49%
--------------------------------------------------------------------------------
HYPOTHETICAL:
--------------------------------------------------------------------------------
Investor Class          $1,000       $1,020.16          $5.03          0.99%
--------------------------------------------------------------------------------
Institutional Class     $1,000       $1,021.17          $4.01          0.79%
--------------------------------------------------------------------------------
Advisor Class           $1,000       $1,018.90          $6.29          1.24%
--------------------------------------------------------------------------------
C Class                 $1,000       $1,015.13         $10.08          1.99%
--------------------------------------------------------------------------------
R Class                 $1,000       $1,017.65          $7.56          1.49%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
VISTA SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL:
--------------------------------------------------------------------------------
Investor Class          $1,000         $987.20          $5.00          1.00%
--------------------------------------------------------------------------------
Institutional Class     $1,000         $988.10          $4.00          0.80%
--------------------------------------------------------------------------------
Advisor Class           $1,000         $986.30          $6.24          1.25%
--------------------------------------------------------------------------------
C Class                 $1,000         $983.00          $9.97          2.00%
--------------------------------------------------------------------------------
HYPOTHETICAL:
--------------------------------------------------------------------------------
Investor Class          $1,000       $1,020.11          $5.08          1.00%
--------------------------------------------------------------------------------
Institutional Class     $1,000       $1,021.11          $4.06          0.80%
--------------------------------------------------------------------------------
Advisor Class           $1,000       $1,018.85          $6.34          1.25%
--------------------------------------------------------------------------------
C Class                 $1,000       $1,015.08         $10.13          2.00%
--------------------------------------------------------------------------------

*Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
18

Statement of Assets and Liabilities

OCTOBER 31, 2004
--------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS)                               ULTRA            VISTA
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities -- unaffiliated,
at value (cost of $15,591,011
and $1,355,932, respectively) --
including $763,687 and $- of
securities on loan, respectively                  $21,560,722       $1,562,899
--------------------------------------------
Investment securities -- affiliated,
at value (cost of $746,166
and $-, respectively) --
including $164,350 and $- of
securities on loan, respectively                      895,584               --
--------------------------------------------
Investments made with cash
collateral received for securities
on loan, at value (cost of $948,604
and $-, respectively)                                 948,604               --
--------------------------------------------------------------------------------
Total investment securities,
at value (cost of $17,285,781
and $1,355,932, respectively)                      23,404,910        1,562,899
--------------------------------------------
Receivable for investments sold                        77,865          104,485
--------------------------------------------
Receivable for capital shares sold                        729              225
--------------------------------------------
Dividends and interest receivable                       9,871              804
--------------------------------------------------------------------------------
                                                   23,493,375        1,668,413
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for collateral received
for securities on loan                                948,604               --
--------------------------------------------
Disbursements in excess
of demand deposit cash                                  7,328            1,965
--------------------------------------------
Payable for investments purchased                       7,873           95,879
--------------------------------------------
Accrued management fees                                18,448            1,282
--------------------------------------------
Distribution fees payable                                 159               23
--------------------------------------------
Service fees (and distribution
fees -- R Class) payable                                  155               22
--------------------------------------------------------------------------------
                                                      982,567           99,171
--------------------------------------------------------------------------------

NET ASSETS                                        $22,510,808       $1,569,242
================================================================================

See Notes to Financial Statements.                                  (continued)

------
19

Statement of Assets and Liabilities

OCTOBER 31, 2004
--------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS EXCEPT PER-SHARE AMOUNTS)      ULTRA            VISTA
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)           $19,107,104       $1,604,192
--------------------------------------------
Accumulated net realized loss
on investment and foreign
currency transactions                              (2,715,425)        (241,917)
--------------------------------------------
Net unrealized appreciation
on investments and translation
of assets and liabilities
in foreign currencies                               6,119,129          206,967
--------------------------------------------------------------------------------
                                                  $22,510,808       $1,569,242
================================================================================

INVESTOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                    $20,708,250,105   $1,418,305,759
--------------------------------------------
Shares outstanding                                762,182,453      107,902,711
--------------------------------------------
Net asset value per share                              $27.17           $13.14
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                     $1,055,144,872      $42,747,342
--------------------------------------------
Shares outstanding                                 38,447,861        3,208,307
--------------------------------------------
Net asset value per share                              $27.44           $13.32
--------------------------------------------------------------------------------

ADVISOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                       $738,032,090     $106,750,064
--------------------------------------------
Shares outstanding                                 27,485,109        8,245,038
--------------------------------------------
Net asset value per share                              $26.85           $12.95
--------------------------------------------------------------------------------

C CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                         $4,836,311       $1,438,583
--------------------------------------------
Shares outstanding                                    182,909          113,026
--------------------------------------------
Net asset value per share                              $26.44           $12.73
--------------------------------------------------------------------------------

R CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                         $4,544,564              N/A
--------------------------------------------
Shares outstanding                                    168,261              N/A
--------------------------------------------
Net asset value per share                              $27.01              N/A
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
20

Statement of Operations

YEAR ENDED OCTOBER 31, 2004
--------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS)                               ULTRA            VISTA
--------------------------------------------------------------------------------
INVESTMENT LOSS
--------------------------------------------------------------------------------
INCOME:
--------------------------------------------
Dividends (including $1,094
from affiliates in Ultra and
net of foreign taxes
withheld of $770 and
$64, respectively)                                 $  176,525         $  7,193
--------------------------------------------
Interest                                                2,711              492
--------------------------------------------
Securities lending                                      3,475               --
--------------------------------------------------------------------------------
                                                      182,711            7,685
--------------------------------------------------------------------------------

EXPENSES:
--------------------------------------------
Management fees                                       224,856           14,415
--------------------------------------------
Distribution fees:
--------------------------------------------
  Advisor Class                                         1,777              113
--------------------------------------------
  C Class                                                  33                8
--------------------------------------------
Service fees:
--------------------------------------------
  Advisor Class                                         1,777              113
--------------------------------------------
  C Class                                                  11                3
--------------------------------------------
Service and distribution fees -- R Class                   10               --
--------------------------------------------
Directors' fees and expenses                              350               22
--------------------------------------------
Other expenses                                            120               18
--------------------------------------------------------------------------------
                                                      228,934           14,692
--------------------------------------------------------------------------------

NET INVESTMENT LOSS                                   (46,223)          (7,007)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain on investment
and foreign currency transactions
(including $(105,008) from
affiliates in Ultra)                                1,073,441          160,012
--------------------------------------------
Change in net unrealized
appreciation on investments
and translation of assets and
liabilities in foreign currencies                     (17,867)         (33,247)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                    1,055,574          126,765
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                          $1,009,351         $119,758
================================================================================

See Notes to Financial Statements.

------
21

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2004 AND OCTOBER 31, 2003
--------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS)             ULTRA                         VISTA
--------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS                2004          2003           2004          2003
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment loss     $   (46,223)   $   (16,642)   $   (7,007)   $   (6,036)
----------------------
Net realized
gain (loss)               1,073,441       (143,036)      160,012       101,437
----------------------
Change in net
unrealized
appreciation                (17,867)     3,892,939       (33,247)      193,426
--------------------------------------------------------------------------------
Net increase in
net assets resulting
from operations           1,009,351      3,733,261       119,758       288,827
--------------------------------------------------------------------------------

DISTRIBUTIONS
TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net
investment income:
----------------------
  Investor Class                 --        (53,614)           --            --
----------------------
  Institutional Class            --         (2,704)           --            --
----------------------
  Advisor Class                  --           (160)           --            --
--------------------------------------------------------------------------------
Decrease in net assets
from distributions               --        (56,478)           --            --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease)
in net assets from
capital share
transactions             (1,307,713)      (432,605)      157,574       (11,897)
--------------------------------------------------------------------------------

NET INCREASE
(DECREASE)
IN NET ASSETS              (298,362)     3,244,178       277,332       276,930

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period      22,809,170     19,564,992     1,291,910     1,014,980
--------------------------------------------------------------------------------
End of period           $22,510,808    $22,809,170    $1,569,242    $1,291,910
================================================================================

Accumulated net
investment loss                  --             --            --         $(164)
================================================================================

See Notes to Financial Statements.

------
22

Notes to Financial Statements

OCTOBER 31, 2004 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Ultra Fund (Ultra) and Vista Fund
(Vista) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek long-term capital growth. The funds pursue this objective by investing primarily in equity securities. Ultra generally invests in equity securities of large companies, but may invest in companies of any size. Vista generally invests in companies that are medium-sized and smaller, but may invest in companies of any size. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Ultra is authorized to issue the Investor Class, the
Institutional Class, the Advisor Class, the C Class and the R Class. Vista is
authorized to issue the Investor Class, the Institutional Class, the Advisor
Class and the C Class. The C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of the R Class for Ultra commenced on
August 29, 2003.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the investment manager, American Century Investment Management, Inc. (ACIM),
determines that the current market price of a security owned by a non-money market fund is not readily available, the investment manager may determine its fair value in accordance with procedures adopted by the Board of Directors if such fair value determination would materially impact a fund's net asset value.
Valuations may not be readily available if, for example: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New York Stock Exchange) that was likely to have changed the value of the security; a security has been declared in default; trading in a security has been halted during the trading day; or the demand for the security
(as reflected by its trading volume) is insufficient for quoted prices to be reliable.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- Ultra may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. Ultra continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

(continued)

------
23

Notes to Financial Statements

OCTOBER 31, 2004 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

(continued)

------
24

Notes to Financial Statements

OCTOBER 31, 2004 (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment manager's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment manager that are not in the American Century family of funds but that have the same investment team and investment strategy.

The annual management fee for Vista is 1.00%, 0.80%, 0.75%, and 1.00% for the
Investor Class, Institutional Class, Advisor Class, and C Class, respectively.

The annual management fee schedule for each class of Ultra is as follows:

--------------------------------------------------------------------------------
                              INVESTOR, C
                                AND R          INSTITUTIONAL         ADVISOR
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $20 billion               1.000%             0.800%             0.750%
--------------------------------------------------------------------------------
Next $10 billion                0.950%             0.750%             0.700%
--------------------------------------------------------------------------------
Next $10 billion                0.925%             0.725%             0.675%
--------------------------------------------------------------------------------
Next $10 billion                0.900%             0.700%             0.650%
--------------------------------------------------------------------------------
Over $50 billion                0.875%             0.675%             0.625%
--------------------------------------------------------------------------------

For the year ended October 31, 2004, the effective annual management fee for
Ultra was 0.99%, 0.79%, 0.74%, 0.99% and 0.99% for the Investor Class,
Institutional Class, Advisor Class, C Class and R Class, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class (the Advisor
Class plan) and a separate Master Distribution and Individual Shareholder
Services Plan for each of the C Class and R Class (collectively with the Advisor
Class Plan, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) the following annual distribution and service fees:

--------------------------------------------------------------------------------
                                       ADVISOR                     C
--------------------------------------------------------------------------------
Distribution Fee                        0.25%                    0.75%
--------------------------------------------------------------------------------
Service Fee                             0.25%                    0.25%
--------------------------------------------------------------------------------

The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class's daily net assets, and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class and R Class shares. Fees incurred under the plans during the year ended October 31, 2004, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

(continued)

------
25

Notes to Financial Statements

OCTOBER 31, 2004 (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

During the year ended October 31, 2004, the funds invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). Ultra has a securities lending agreement with JPMCB. JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
October 31, 2004, were as follows:

--------------------------------------------------------------------------------
                                          ULTRA                  VISTA
--------------------------------------------------------------------------------
Purchases                              $7,836,401             $3,779,028
--------------------------------------------------------------------------------
Proceeds from sales                    $9,354,084             $3,642,529
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

--------------------------------------------------------------------------------
                                       ULTRA                     VISTA
--------------------------------------------------------------------------------
                                SHARES        AMOUNT       SHARES      AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED             3,500,000                   800,000
================================================================================
Sold                             66,316    $ 1,788,649     24,758    $ 327,118
----------------------------
Redeemed                       (124,663)    (3,369,841)   (20,434)    (263,057)
--------------------------------------------------------------------------------
Net increase (decrease)         (58,347)   $(1,581,192)     4,324    $  64,061
================================================================================
YEAR ENDED OCTOBER 31, 2003
SHARES AUTHORIZED             3,500,000                   800,000
================================================================================
Sold                             92,700    $ 2,113,606     22,570    $ 230,280
----------------------------
Issued in reinvestment
of distributions                  2,406         51,578         --           --
----------------------------
Redeemed                       (127,225)    (2,895,165)   (23,437)    (231,251)
--------------------------------------------------------------------------------
Net decrease                    (32,119)   $  (729,981)      (867)   $    (971)
================================================================================

INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED               200,000                    80,000
================================================================================
Sold                             13,573      $ 374,299      1,199     $ 15,861
----------------------------
Redeemed                         (6,488)      (176,711)      (812)     (10,579)
--------------------------------------------------------------------------------
Net increase                      7,085      $ 197,588        387     $  5,282
================================================================================
YEAR ENDED OCTOBER 31, 2003
SHARES AUTHORIZED               200,000                    80,000
================================================================================
Sold                             11,823      $ 269,361      1,717     $ 17,138
----------------------------
Issued in reinvestment
of distributions                    125          2,698         --           --
----------------------------
Redeemed                         (5,854)      (133,646)    (2,937)     (30,319)
--------------------------------------------------------------------------------
Net increase (decrease)           6,094      $ 138,413     (1,220)    $(13,181)
================================================================================

(continued)

------
26

Notes to Financial Statements

OCTOBER 31, 2004 (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

--------------------------------------------------------------------------------
                                       ULTRA                     VISTA
--------------------------------------------------------------------------------
                                SHARES        AMOUNT       SHARES      AMOUNT
--------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED               300,000                   210,000
================================================================================
Sold                             10,152      $ 272,029      7,687     $ 98,451
----------------------------
Redeemed                         (7,625)      (203,174)      (885)     (11,311)
--------------------------------------------------------------------------------
Net increase                      2,527      $  68,855      6,802     $ 87,140
================================================================================
YEAR ENDED OCTOBER 31, 2003
SHARES AUTHORIZED               300,000                   210,000
================================================================================
Sold                             12,734      $ 291,379        732      $ 7,054
----------------------------
Issued in reinvestment
of distributions                      7            158         --           --
----------------------------
Redeemed                         (5,909)      (134,079)      (528)      (4,976)
--------------------------------------------------------------------------------
Net increase                      6,832      $ 157,458        204      $ 2,078
================================================================================

C CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED               100,000                   100,000
================================================================================
Sold                                158        $ 4,125        101       $1,300
----------------------------
Redeemed                            (62)        (1,689)       (16)        (209)
--------------------------------------------------------------------------------
Net increase                         96        $ 2,436         85       $1,091
================================================================================
YEAR ENDED OCTOBER 31, 2003
SHARES AUTHORIZED               100,000                   100,000
================================================================================
Sold                                 73         $1,704         17         $180
----------------------------
Redeemed                             (9)          (201)        (1)          (3)
--------------------------------------------------------------------------------
Net increase                         64         $1,503         16         $177
================================================================================

R CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                50,000                       N/A
================================================================================
Sold                                191         $5,227
----------------------------
Redeemed                            (23)          (627)
--------------------------------------------------------------------------------
Net increase                        168         $4,600
================================================================================
PERIOD ENDED OCTOBER 31, 2003(1)
SHARES AUTHORIZED                50,000                       N/A
================================================================================
Sold                                 --             $2
================================================================================

(1) August 29, 2003 (commencement of sale) through October 31, 2003 for Ultra.

(continued)

------
27

Notes to Financial Statements

OCTOBER 31, 2004 (AMOUNTS IN THOUSANDS)

5. AFFILIATED COMPANY TRANSACTIONS (SHARES IN FULL)

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended October 31, 2004 follows:

-----------------------------------------------------------------------------------------------------------
                                                                                          10/31/04
                      SHARE BALANCE  PURCHASE    SALES     REALIZED    DIVIDEND     SHARE         MARKET
FUND/COMPANY            10/31/03       COST       COST    GAIN (LOSS)   INCOME     BALANCE         VALUE
-----------------------------------------------------------------------------------------------------------
ULTRA
-----------------------------------------------------------------------------------------------------------
Affymetrix Inc.(1)(2)   2,388,000    $ 38,680  $ 91,261  $  15,942     $   --      --          $       --
-----------------------
Applebee's
International Inc.(3)   2,639,623          --        --         --        185    3,959,434(4)      90,552
-----------------------
Checkfree Corp.(1)(3)   5,736,600      20,092        --         --         --    6,411,000        198,741
-----------------------
Cheesecake
Factory Inc.(1)(3)      3,040,000          --    10,777      1,154         --    2,754,000        119,551
-----------------------
Chico's
FAS, Inc.(1)(2)(3)      4,871,000          --    43,854     26,320         --    2,831,000        113,325
-----------------------
China Yuchai
International
Limited(1)(3)             892,000      37,217        --         --         --    2,178,000         29,468
-----------------------
Corinthian
Colleges, Inc.(1)(2)    2,396,000       5,359   107,805    (51,293)        --           --             --
-----------------------
Digital River
Inc.(1)(3)                800,000      74,495        --         --         --    3,764,000        125,341
-----------------------
Inamed Corp.(1)(3)        659,000      77,400        --         --         --    2,502,000(4)     132,981
-----------------------
Krispy Kreme
Doughnuts, Inc.(1)(2)   2,910,000      49,213   158,307    (76,121)        --           --             --
-----------------------
NAM TAI
Electronics Inc.(2)       836,000      33,861    64,311     (7,059)       909           --             --
-----------------------
Netflix Inc.(1)(2)      1,266,000      16,486    75,413     25,580         --           --             --
-----------------------
Panera Bread
Company Cl A(1)(2)      1,435,000          --    62,538    (10,710)        --           --             --
-----------------------
PF Chang's
China Bistro,
Inc.(1)(3)              1,712,000      19,781        --         --         --    2,175,000        110,577
-----------------------
Sina Corp.(1)(3)        2,727,000      48,548    53,042     (7,778)        --    2,638,000         88,373
-----------------------
TiVo Inc.(1)(2)         5,833,400          --    63,243    (21,043)        --           --             --
-----------------------------------------------------------------------------------------------------------
                                     $421,132  $730,551  $(105,008)    $1,094                  $1,008,909
===========================================================================================================

(1) Non-income producing.

(2) Issuer was not an affiliate at October 31, 2004.

(3) Security, or a portion thereof, was on loan as of October 31, 2004.

(4) Includes adjustments for shares received from a stock split and/or stock spinoff during the period.

(continued)

------
28

Notes to Financial Statements

OCTOBER 31, 2004 (AMOUNTS IN THOUSANDS)

6. SECURITIES LENDING

As of October 31, 2004, securities in Ultra valued at $928,037 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received for Ultra, at this date, was $948,667. Ultra's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by Ultra may be delayed or limited.

7. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM, have a $650 million unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended October 31, 2004.

(continued)

------
29

Notes to Financial Statements

OCTOBER 31, 2004 (AMOUNTS IN THOUSANDS)

8. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31, 2004 and October 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                      ULTRA                       VISTA
--------------------------------------------------------------------------------
                                2004        2003            2004         2003
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                  --       $55,091            --           --
--------------------------------------------------------------------------------
Long-term capital gains          --          --              --           --
--------------------------------------------------------------------------------
Return of capital                --        $1,387            --           --
--------------------------------------------------------------------------------

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2004, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
                                                       ULTRA          VISTA
--------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments                     $17,398,443    $1,358,337
================================================================================
Gross tax appreciation of investments                $6,194,490      $232,309
-------------------------------------------------
Gross tax depreciation of investments                  (188,023)      (27,747)
--------------------------------------------------------------------------------
Net tax appreciation of investments                  $6,006,467      $204,562
================================================================================
Net tax appreciation (depreciation)
of derivatives and translation
of assets and liabilities
in foreign currencies                                        --            --
--------------------------------------------------------------------------------
Net tax appreciation                                 $6,006,467      $204,562
================================================================================
Undistributed ordinary income                                --            --
-------------------------------------------------
Accumulated capital losses                          $(2,602,763)    $(239,512)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

--------------------------------------------------------------------------------
                             2009               2010               2011
--------------------------------------------------------------------------------
Ultra                         --            $(2,421,502)        $(181,261)
--------------------------------------------------------------------------------
Vista                     $(115,954)         $(123,558)             --
--------------------------------------------------------------------------------

------
30

Ultra - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
--------------------------------------------------------------------------------
                                            INVESTOR CLASS
--------------------------------------------------------------------------------
                            2004       2003       2002       2001       2000
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period        $26.01     $21.83     $25.09     $41.45     $38.97
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(1)          (0.05)     (0.02)      0.06      (0.06)     (0.28)
-------------------------
  Net Realized and
  Unrealized Gain (Loss)     1.21       4.26      (3.32)    (11.89)      4.14
--------------------------------------------------------------------------------
  Total From
  Investment Operations      1.16       4.24      (3.26)    (11.95)      3.86
--------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income           --       (0.06)       --         --         --
-------------------------
  From Net
  Realized Gains              --         --         --       (4.41)     (1.38)
--------------------------------------------------------------------------------
  Total Distributions         --       (0.06)       --       (4.41)     (1.38)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period              $27.17     $26.01     $21.83     $25.09     $41.45
================================================================================
  TOTAL RETURN(2)            4.46%     19.50%    (12.99)%   (31.44)%     9.81%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                   0.99%      1.00%      0.99%      0.98%      0.99%
-------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets      (0.20)%    (0.09)%      0.24%    (0.18)%    (0.64)%
-------------------------
Portfolio Turnover Rate        34%        82%        92%        86%        62%
-------------------------
Net Assets, End
of Period (in millions)    $20,708    $21,341    $18,616    $24,560    $38,461
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
31

Ultra - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
--------------------------------------------------------------------------------
                                        INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                         2004       2003       2002        2001        2000
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period     $26.22     $22.02     $25.24      $41.65       $39.13
--------------------------------------------------------------------------------
Income From
Investment
Operations
--------------------
  Net Investment
  Income (Loss)(1)         --(2)     0.02       0.11        0.01        (0.20)
--------------------
  Net Realized and
  Unrealized
  Gain (Loss)             1.22       4.29      (3.33)     (11.94)        4.10
--------------------------------------------------------------------------------
  Total From
  Investment
  Operations              1.22       4.31      (3.22)     (11.93)        3.90
--------------------------------------------------------------------------------
Distributions
--------------------
  From Net
  Investment Income       --        (0.11)      --           --          --
--------------------
  From Net
  Realized Gains          --          --        --         (4.48)       (1.38)
--------------------------------------------------------------------------------
  Total Distributions     --        (0.11)      --         (4.48)       (1.38)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period           $27.44     $26.22     $22.02      $25.24       $41.65
================================================================================
  TOTAL RETURN(3)         4.65%     19.66%    (12.76)%    (31.25)%       9.87%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                0.79%      0.80%       0.79%       0.78%       0.79%
--------------------
Ratio of Net
Investment
Income (Loss)
to Average
Net Assets                0.00%      0.11%       0.44%       0.02%     (0.44)%
--------------------
Portfolio
Turnover Rate               34%        82%         92%         86%         62%
--------------------
Net Assets,
End of Period
(in thousands)       $1,055,145   $822,333    $556,316    $593,436    $763,304
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
32

Ultra - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
--------------------------------------------------------------------------------
                                               ADVISOR CLASS
--------------------------------------------------------------------------------
                             2004       2003       2002       2001       2000
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period         $25.77     $21.62     $24.92      $41.23    $38.80
--------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment Loss(1)     (0.12)     (0.08)      --(2)      (0.13)    (0.40)
--------------------------
  Net Realized and
  Unrealized Gain (Loss)      1.20       4.24      (3.30)     (11.87)     4.21
--------------------------------------------------------------------------------
  Total From
  Investment Operations       1.08       4.16      (3.30)     (12.00)     3.81
--------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income           --        (0.01)       --         --         --
--------------------------
  From Net
  Realized Gains              --          --         --       (4.31)     (1.38)
--------------------------------------------------------------------------------
  Total Distributions         --        (0.01)       --       (4.31)     (1.38)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period               $26.85     $25.77     $21.62      $24.92    $41.23
================================================================================
  TOTAL RETURN(3)             4.19%     19.24%    (13.24)%    (31.69)%    9.72%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                    1.24%      1.25%      1.24%      1.23%      1.24%
--------------------------
Ratio of Net
Investment Loss
to Average Net Assets       (0.45)%    (0.34)%    (0.01)%    (0.43)%    (0.89)%
--------------------------
Portfolio Turnover Rate         34%        82%        92%        86%        62%
--------------------------
Net Assets, End
of Period (in thousands)   $738,032   $643,144   $391,968   $437,024   $521,187
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
33

Ultra - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                    C CLASS
--------------------------------------------------------------------------------
                                   2004        2003        2002       2001(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period               $25.57      $21.59      $25.09      $25.53
--------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------------
  Net Investment Loss(2)           (0.32)      (0.26)      (0.19)       --(3)
--------------------------------
  Net Realized and
  Unrealized Gain (Loss)            1.19        4.24       (3.31)      (0.44)
--------------------------------------------------------------------------------
  Total From
  Investment Operations             0.87        3.98       (3.50)      (0.44)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                     $26.44      $25.57      $21.59      $25.09
================================================================================
  TOTAL RETURN(4)                   3.40%      18.43%     (13.95)%     (1.72)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                          1.99%       2.00%       1.99%     1.99%(5)
--------------------------------
Ratio of Net
Investment Loss
to Average Net Assets             (1.20)%     (1.09)%     (0.76)%   (3.10)%(5)
--------------------------------
Portfolio Turnover Rate               34%         82%         92%       86%(6)
--------------------------------
Net Assets, End
of Period (in thousands)           $4,836      $2,232        $502          $95
--------------------------------------------------------------------------------

(1) October 29, 2001 (commencement of sale) through October 31, 2001.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2001.

See Notes to Financial Statements.

------
34

Ultra - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                                R CLASS
--------------------------------------------------------------------------------
                                                          2004         2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $25.99        $24.87
--------------------------------------------------------------------------------
Income From Investment Operations
----------------------------------------------------
  Net Investment Loss(2)                                  (0.22)        (0.04)
----------------------------------------------------
  Net Realized and Unrealized Gain                         1.24          1.16
--------------------------------------------------------------------------------
  Total From Investment Operations                         1.02          1.12
--------------------------------------------------------------------------------
Net Asset Value, End of Period                           $27.01        $25.99
================================================================================
  TOTAL RETURN(3)                                          3.92%         4.50%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets          1.49%      1.50%(4)
----------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets       (0.70)%    (0.81)%(4)
----------------------------------------------------
Portfolio Turnover Rate                                      34%        82%(5)
----------------------------------------------------
Net Assets, End of Period (in thousands)                  $4,545            $3
--------------------------------------------------------------------------------

(1) August 29, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
35

Vista - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
--------------------------------------------------------------------------------
                                             INVESTOR CLASS
--------------------------------------------------------------------------------
                            2004       2003       2002       2001       2000
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period        $11.97      $9.25     $10.62     $24.37     $15.41
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment Loss(1)    (0.06)     (0.06)     (0.04)     (0.04)     (0.16)
-------------------------
  Net Realized and
  Unrealized Gain (Loss)     1.23       2.78      (1.33)     (7.38)     10.07
--------------------------------------------------------------------------------
  Total From
  Investment Operations      1.17       2.72      (1.37)     (7.42)      9.91
--------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Realized Gains              --         --         --       (6.33)     (0.95)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period              $13.14     $11.97      $9.25     $10.62     $24.37
================================================================================
  TOTAL RETURN(2)            9.77%     29.41%    (12.90)%   (37.48)%    66.16%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to
Average Net Assets           1.00%      1.00%      1.00%      1.00%      1.00%
-------------------------
Ratio of Net
Investment Loss
to Average Net Assets      (0.48)%    (0.57)%    (0.34)%    (0.31)%    (0.65)%
-------------------------
Portfolio Turnover Rate       255%       280%       293%       290%       135%
-------------------------
Net Assets, End
of Period (in millions)     $1,418     $1,240       $966     $1,222     $2,345
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
36

Vista - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
--------------------------------------------------------------------------------
                                            INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                             2004       2003       2002       2001      2000
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period         $12.11     $9.34      $10.70     $24.50    $15.51
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment Loss(1)    (0.04)     (0.03)     (0.02)     (0.02)    (0.11)
-------------------------
  Net Realized and
  Unrealized Gain (Loss)     1.25       2.80      (1.34)     (7.41)     10.09
--------------------------------------------------------------------------------
  Total From
  Investment Operations      1.21       2.77      (1.36)     (7.43)     9.98
--------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Realized Gains              --         --         --       (6.37)    (0.99)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period               $13.32     $12.11     $9.34      $10.70    $24.50
================================================================================
  TOTAL RETURN(2)            9.99%     29.66%    (12.71)%   (37.31)%   66.28%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                   0.80%      0.80%      0.80%      0.80%      0.80%
-------------------------
Ratio of Net
Investment Loss to
Average Net Assets         (0.28)%    (0.37)%    (0.14)%    (0.11)%    (0.45)%
-------------------------
Portfolio Turnover Rate       255%       280%       293%       290%       135%
-------------------------
Net Assets, End
of Period (in thousands)   $42,747    $34,177    $37,743    $46,069    $56,022
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
37

Vista - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
--------------------------------------------------------------------------------
                                               ADVISOR CLASS
--------------------------------------------------------------------------------
                              2004       2003      2002      2001       2000
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period          $11.82     $9.15    $10.53     $24.24     $15.31
--------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment Loss(1)      (0.11)    (0.08)    (0.06)     (0.08)     (0.22)
--------------------------
  Net Realized and
  Unrealized Gain (Loss)       1.24      2.75     (1.32)     (7.35)     10.05
--------------------------------------------------------------------------------
  Total From
  Investment Operations        1.13      2.67     (1.38)     (7.43)      9.83
--------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Realized Gains               --         --        --       (6.28)     (0.90)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                $12.95    $11.82     $9.15     $10.53     $24.24
================================================================================
  TOTAL RETURN(2)              9.56%    29.18%   (13.11)%   (37.76)%    65.98%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                     1.25%     1.25%     1.25%     1.25%      1.25%
--------------------------
Ratio of Net
Investment Loss to
Average Net Assets           (0.73)%   (0.82)%   (0.59)%   (0.56)%    (0.90)%
--------------------------
Portfolio Turnover Rate         255%      280%      293%      290%       135%
--------------------------
Net Assets, End
of Period (in thousands)    $106,750   $17,060   $11,333   $13,315    $22,077
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
38

Vista - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                   C CLASS
--------------------------------------------------------------------------------
                                2004          2003        2002        2001(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period            $11.71        $9.12       $10.59       $12.07
--------------------------------------------------------------------------------
Income From
Investment Operations
-----------------------------
  Net Investment Loss(2)        (0.19)       (0.16)       (0.15)       (0.06)
-----------------------------
  Net Realized and
  Unrealized Gain (Loss)         1.21         2.75        (1.32)       (1.42)
--------------------------------------------------------------------------------
  Total From
  Investment Operations          1.02         2.59        (1.47)       (1.48)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                  $12.73       $11.71        $9.12       $10.59
================================================================================
  TOTAL RETURN(3)                8.71%       28.40%      (13.88)%     (12.26)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                       2.00%        2.00%        2.00%      2.00%(4)
-----------------------------
Ratio of Net
Investment Loss to
Average Net Assets             (1.48)%      (1.57)%      (1.34)%    (1.77)%(4)
-----------------------------
Portfolio Turnover Rate           255%         280%         293%       290%(5)
-----------------------------
Net Assets, End
of Period (in thousands)        $1,439         $333         $110            $4
--------------------------------------------------------------------------------

(1) July 18, 2001 (commencement of sale) through October 31, 2001.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2001.

See Notes to Financial Statements.

------
39

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders
American Century Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ultra Fund and Vista Fund, (collectively, the
"Funds"), two of the funds comprising American Century Mutual Funds, Inc., as of
October 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the
Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Ultra
Fund and Vista Fund as of October 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the
United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 8, 2004

------
40

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services Corporation (ACSC).

The other directors (more than three-fourths of the total numbers) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC. The directors serve in this capacity for six registered investment companies in the American Century family of funds.

All persons named as officers of the funds also serve in a similar capacity for the other 13 investment companies advised by ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1940

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 23

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1945

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1935

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
and J.D. Edwards & Company
--------------------------------------------------------------------------------

(continued)

------
41

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1937

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1943

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1945

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 9

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Chief
Integration Officer, Sprint Corporation (September 2003 to present); Senior Vice
President - Financial Services, Sprint Corporation (January 2003 to September
2003); Senior Vice President, Finance - Global Markets Group, Sprint Corporation
(November 1998 to January 2003)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1961

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1924

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 45

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACSC and other ACC subsidiaries; Director, ACIM,
ACSC and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1959

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 13

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Chief Executive Officer, ACC (June 1996 to September 2000); Director,
ACC, ACIM, ACSC and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

(continued)

------
42

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1955

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); President, ACIS (July
2003 to present); Chief Operating Officer, ACC (June 1996 to September 2000);
Also serves as: Executive Vice President, ACSC and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1946

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); President, ACSC (January 1999 to present); Executive Vice President, ACC
(May 1995 to present); Also serves as: Executive Vice President and Chief
Financial Officer, ACIM, ACIS and other ACC subsidiaries; and Treasurer, ACIM
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1956

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President (April 1998
to present) and Assistant Treasurer, ACSC (September 1985 to present)
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1958

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and General
Counsel, ACIM, ACIS, ACSC and other ACC subsidiaries (June 1998 to present);
Vice President and General Counsel, ACC (June 1998 to present)
--------------------------------------------------------------------------------
DAVID H. REINMILLER, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1963

POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer

LENGTH OF TIME SERVED (YEARS): 3 and less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACSC and
ACIM (March 2001 to present); Vice President, ACSC (March 2000 to present); Vice
President, ACIM (March 2002 to present); Vice President, ACIS (March 2003 to present); Assistant General Counsel, ACSC (December 1996 to January 2001);
Associate General Counsel, ACSC (July 2001 to present)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1966

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1967

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Director, American Century Employee
Benefit Services, Inc. (February 2000 to December 2003); Treasurer, American
Century Employee Benefit Services, Inc. (December 2000 to December 2003);
Treasurer, American Century Ventures, Inc. (December 1999 to April 2001)
--------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge upon request by calling 1-800-345-2021.

------
43

Share Class Information

Five classes of shares are authorized for sale by Ultra: Investor Class,
Institutional Class, Advisor Class, C Class, and R Class. Four classes of shares are authorized for sale by Vista: Investor Class, Institutional Class, Advisor
Class, and C Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of Advisor,
C, and R Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through a broker-dealer, which may require payment of a transaction fee to the broker.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of
Institutional Class shares is 0.20% less than the total expense ratio of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. C Class shares also are subject to a Rule 12b-1 service and distribution fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. R Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
44

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment manager, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the manager uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment manager voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their Web site at americancentury.com and, upon request, by calling
1-800-345-2021.

------
45

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

The RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell Midcap
Index companies (the 800 smallest of the 1,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

------
46

Notes

------
47

Notes

------
48

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                     AMERICAN CENTURY
                                                                  COMPANIES

The American Century Investments logo, American Century
and American Century Investments are service marks
of American Century Services Corporation.

0412                              American Century Investment Services, Inc.
SH-ANN-40954S                     (c)2004 American Century Services Corporation

[front cover]

OCTOBER 31, 2004

American Century Investments
Annual Report

[photo of market line chart]
[photo of starfish]
[photo of bridge]

Heritage Fund
Growth Fund

Prospectus Supplement Enclosed

[american century investments logo and text logo]

[inside front cover]

Our Message to You.........................................................  1

HERITAGE

GROWTH

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American
Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

James E. Stowers III with James E. Stowers, Jr.

We are pleased to provide you with the annual report for the Heritage and
Growth funds for the year ended October 31, 2004.

The report includes comparative performance figures, portfolio and market commentary, summary tables, a full list of portfolio holdings, and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Through our Web site, americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Your next shareholder report for these funds will be the semiannual report dated
April 30, 2005, available in approximately six months.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CHAIRMAN

/s/James E. Stowers III
James E. Stowers III
CO-CHAIRMAN OF THE BOARD

------
1

Heritage - Performance

 TOTAL RETURNS AS OF OCTOBER 31, 2004
                                   -----------------------------
                                       AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                        SINCE     INCEPTION
                          1 YEAR   5 YEARS  10 YEARS  INCEPTION      DATE
--------------------------------------------------------------------------------
 INVESTOR CLASS           -0.09%    2.96%     8.22%    11.18%      11/10/87
--------------------------------------------------------------------------------
 RUSSELL MIDCAP INDEX     15.09%    7.85%    12.99%    13.70%(1)         --
--------------------------------------------------------------------------------
 Institutional Class       0.09%    3.19%       --      4.80%       6/16/97
--------------------------------------------------------------------------------
 Advisor Class            -0.37%    2.68%       --      3.70%       7/11/97
--------------------------------------------------------------------------------
 C Class                  -1.23%      --        --     -5.16%       6/26/01
--------------------------------------------------------------------------------

(1) Since 10/31/87, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                   (continued)

------
2

Heritage - Performance

 GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made October 31, 1994

 ONE-YEAR RETURNS OVER 10 YEARS

Periods ended October 31
--------------------------------------------------------------------------------
                        1995       1996      1997       1998       1999
--------------------------------------------------------------------------------
 Investor Class        21.04%     10.44%    29.56%    -15.87%     30.71%
--------------------------------------------------------------------------------
 Russell Midcap Index  23.31%     19.65%    28.77%      4.46%     17.12%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        2000      2001       2002       2003       2004
--------------------------------------------------------------------------------
 Investor Class        62.61%   -33.08%    -10.07%     18.33%     -0.09%
--------------------------------------------------------------------------------
 Russell Midcap Index  23.73%   -18.02%     -8.02%     35.88%     15.09%
--------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Heritage - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGERS ON THE HERITAGE INVESTMENT TEAM: KURT STALZER AND DAVID ROSE.

Heritage fell 0.09%* in the twelve months ended October 31, 2004. The Russell
Midcap Index rose 15.09%, while the average return of its mid-cap growth peers tracked by Morningstar was 5.68%.

During the year, Heritage's management team changed. Portfolio manager Linda
Peterson left American Century in March. David Rose, who has been a portfolio manager with American Century since 2001, now co-manages Heritage with Kurt
Stalzer.

The change in the management team brought about changes in the holdings in the portfolio. For example, NII Holdings was added to the portfolio in March and ended the period as the top contributor to performance. The Virginia-based company raised its growth forecast for wireless subscribers in Latin America on the heels of a healthy second-quarter report. Former top-ten holding Navistar
International was eliminated from the portfolio at a profit. The portfolio managers were concerned that this producer of commercial truck, school bus and mid-range diesel engines was losing market share and that the company would be negatively impacted by higher interest rates.

These changes occurred as the market fought a number of headwinds. The stock market started the year with the wind at its back as the upswing in economic growth and stock returns in the last months of 2003 carried into the new year.
But stock market gains eroded over the summer as the price of crude oil surged, short-term interest rates climbed on the back of three interest rate hikes and the economy moved through a softer period of growth.

Against this backdrop, Heritage's underperformance relative to the benchmark was largely attributable to stock selection in the industrials, financials and information technology sectors.

In the industrials sector, the portfolio was hurt by its investments in the commercial services industry. Corinthian Colleges was the top detractor during the period. Shares of this for-profit, post-secondary

 TOP TEN HOLDINGS
 AS OF OCTOBER 31, 2004

--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/04               4/30/04
--------------------------------------------------------------------------------
NII Holdings Inc. Cl B                    4.6%                  0.7%
--------------------------------------------------------------------------------
Royal Caribbean
Cruises Ltd.                              3.9%                  1.0%
--------------------------------------------------------------------------------
Bard (C.R.), Inc.                         3.1%                  2.0%
--------------------------------------------------------------------------------
National-Oilwell, Inc.                    2.9%                    --
--------------------------------------------------------------------------------
Capital One
Financial Corp.                           2.7%                  2.0%
--------------------------------------------------------------------------------
Expeditors International
of Washington, Inc.                       2.5%                  1.4%
--------------------------------------------------------------------------------
Aetna Inc.                                2.3%                    --
--------------------------------------------------------------------------------
BJ Services Co.                           1.9%                  1.2%
--------------------------------------------------------------------------------
XTO Energy Inc.                           1.9%                  0.8%
--------------------------------------------------------------------------------
Smith International, Inc.                 1.8%                  0.7%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.
                                                                    (continued)

------
4

Heritage - Portfolio Commentary

education school declined when Corinthian lowered earnings and revenue targets and confirmed a government probe into its student loan applications.

The specter of rising interest rates loomed over financial stocks early in the calendar year, and Heritage's financial stake detracted from performance compared to the benchmark. New York Community Bank was one setback. The banking company narrowly missed earnings expectations, and analysts cited heavy investments in mortgage-backed securities as the culprit.

Information technology stocks also weighed on returns. Detractors included wireless-product manufacturer Sierra Wireless and anti-virus software developer
McAfee (formerly known as Network Associates).

Despite the overall negative performance of information technology stocks, the
Heritage team found some pockets of success. For example, Zebra Technologies was a leading contributor. Already a market leader in the barcode-printer market,
Zebra gained market share with its radio frequency identification technology for inventory management.

Within Heritage's health care stake, C.R. Bard generated positive returns. The medical device maker reported that a sale of a company division, a number of new products, and an expanded sales organization contributed to a surge in profit.

The best performing group in the market was the energy sector as tight supplies and strong demand fueled high oil prices. XTO Energy and BJ Services made substantial contributions to returns.

OUR COMMITMENT

The new Heritage team remains committed to American Century's growth investment approach that has been in place for more than thirty years. They will continue to look for mid-sized and smaller companies with earnings, revenues and other key business fundamentals that are growing at an accelerating rate.

 TOP FIVE INDUSTRIES
 AS OF OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                         AS OF                  AS OF
                                        10/31/04               4/30/04
--------------------------------------------------------------------------------
Energy Equipment
& Services                               12.8%                  3.0%
--------------------------------------------------------------------------------
Hotels, Restaurants
& Leisure                                10.0%                  4.6%
--------------------------------------------------------------------------------
Household Durables                        5.9%                  4.6%
--------------------------------------------------------------------------------
Health Care Equipment
& Supplies                                5.5%                  4.9%
--------------------------------------------------------------------------------
Wireless Telecommunication
Services                                  5.5%                  1.3%
--------------------------------------------------------------------------------

 TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                         AS OF                  AS OF
                                        10/31/04               4/30/04
--------------------------------------------------------------------------------
Common Stocks                            99.8%                 97.2%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               1.0%                  2.7%
--------------------------------------------------------------------------------
TOTAL INVESTMENT
SECURITIES                              100.8%                 99.9%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                          (0.8)%                 0.1%
--------------------------------------------------------------------------------

------
5

Heritage - Schedule of Investments

OCTOBER 31, 2004

Shares                        ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------

 COMMON STOCKS -- 99.8%

AEROSPACE & DEFENSE -- 1.0%
--------------------------------------------------------------------------------
          192,400  L-3 Communications
                   Holdings, Inc.                                   $   12,685
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS -- 2.5%
--------------------------------------------------------------------------------
          543,200  Expeditors International
                   of Washington, Inc.                                  31,017
--------------------------------------------------------------------------------

AUTOMOBILES -- 0.5%
--------------------------------------------------------------------------------
          105,100  Harley-Davidson, Inc.                                 6,051
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 2.8%
--------------------------------------------------------------------------------
          452,300  Charles River Laboratories(1)                        21,163
--------------------------------------------------------------------------------
          360,900  Gilead Sciences, Inc.(1)                             12,498
--------------------------------------------------------------------------------
                                                                        33,661
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 3.3%
--------------------------------------------------------------------------------
          528,148  Investors Financial
                   Services Corporation                                 20,328
--------------------------------------------------------------------------------
          365,468  T. Rowe Price Group Inc.                             20,383
--------------------------------------------------------------------------------
                                                                        40,711
--------------------------------------------------------------------------------

CHEMICALS -- 1.7%
--------------------------------------------------------------------------------
          729,331  Agrium Inc.                                          12,100
--------------------------------------------------------------------------------
           29,600  Monsanto Co.                                          1,265
--------------------------------------------------------------------------------
          117,700  Potash Corp. of Saskatchewan                          7,861
--------------------------------------------------------------------------------
                                                                        21,226
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 3.8%
--------------------------------------------------------------------------------
          258,600  Cullen/Frost Bankers, Inc.                           12,671
--------------------------------------------------------------------------------
          278,240  East West BanCorp, Inc.                              11,141
--------------------------------------------------------------------------------
          422,600  North Fork Bancorporation, Inc.                      18,637
--------------------------------------------------------------------------------
          101,400  UCBH Holdings Inc.                                    4,369
--------------------------------------------------------------------------------
                                                                        46,818
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES -- 2.0%
--------------------------------------------------------------------------------
          244,600  Monster Worldwide Inc.(1)                             6,861
--------------------------------------------------------------------------------
          671,100  Robert Half International Inc.                       17,804
--------------------------------------------------------------------------------
                                                                        24,665
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 1.7%
--------------------------------------------------------------------------------
          296,132  Apple Computer, Inc.(1)                              15,556
--------------------------------------------------------------------------------
          768,900  Brocade Communications
                   System(1)                                             5,221
--------------------------------------------------------------------------------
                                                                        20,777
--------------------------------------------------------------------------------

CONSTRUCTION MATERIALS -- 0.3%
--------------------------------------------------------------------------------
          105,600  Cemex SA de CV ADR                                    3,060
--------------------------------------------------------------------------------

CONSUMER FINANCE -- 4.5%
--------------------------------------------------------------------------------
          444,200  Capital One Financial Corp.                          32,764
--------------------------------------------------------------------------------
        1,408,400  Providian Financial Corp.(1)                         21,901
--------------------------------------------------------------------------------
                                                                        54,665
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 0.3%
--------------------------------------------------------------------------------
           20,100  Chicago Mercantile Exchange
                   Holdings Inc.                                         3,532
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.8%
--------------------------------------------------------------------------------
          450,200  Sprint Corp.                                         $9,432
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 0.5%
--------------------------------------------------------------------------------
          203,900  Ametek Inc.                                           6,712
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.9%
--------------------------------------------------------------------------------
          361,395  Benchmark Electronics Inc.(1)                        12,277
--------------------------------------------------------------------------------
          134,700  Flir Systems Inc.(1)                                  7,167
--------------------------------------------------------------------------------
          166,849  Paxar Corp.(1)                                        3,679
--------------------------------------------------------------------------------
                                                                        23,123
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 12.8%
--------------------------------------------------------------------------------
          464,900  BJ Services Co.                                      23,710
--------------------------------------------------------------------------------
          655,400  Global SantaFe Corp.                                 19,334
--------------------------------------------------------------------------------
        1,044,654  National-Oilwell, Inc.(1)                            35,216
--------------------------------------------------------------------------------
          266,200  Noble Corp.(1)                                       12,160
--------------------------------------------------------------------------------
          741,900  Patterson-UTI Energy Inc.                            14,267
--------------------------------------------------------------------------------
          422,700  Rowan Companies, Inc.(1)                             10,792
--------------------------------------------------------------------------------
          388,400  Smith International, Inc.(1)                         22,558
--------------------------------------------------------------------------------
          271,171  Todco(1)                                              4,602
--------------------------------------------------------------------------------
          275,600  Transocean Inc.(1)                                    9,715
--------------------------------------------------------------------------------
           44,700  Weatherford International Ltd.(1)                     2,336
--------------------------------------------------------------------------------
                                                                       154,690
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 0.5%
--------------------------------------------------------------------------------
        1,817,500  Wal-Mart de Mexico
                   SA de CV, Series V ORD                                5,950
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 5.5%
--------------------------------------------------------------------------------
          661,600  Bard (C.R.), Inc.                                    37,579
--------------------------------------------------------------------------------
          306,013  Fisher Scientific International(1)                   17,553
--------------------------------------------------------------------------------
           91,900  Guidant Corp.                                         6,122
--------------------------------------------------------------------------------
          169,600  Varian Inc.(1)                                        6,187
--------------------------------------------------------------------------------
                                                                        67,441
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 3.8%
--------------------------------------------------------------------------------
          294,768  Aetna Inc.                                           28,003
--------------------------------------------------------------------------------
          374,900  Covance Inc.(1)                                      14,891
--------------------------------------------------------------------------------
           83,437  Coventry Health Care Inc.(1)                          3,413
--------------------------------------------------------------------------------
                                                                        46,307
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 10.0%
--------------------------------------------------------------------------------
          312,891  Harrah's Entertainment, Inc.                         18,310
--------------------------------------------------------------------------------
        1,132,959  Hilton Hotels Corporation                            22,546
--------------------------------------------------------------------------------
          121,276  International Speedway Corp.                          5,705
--------------------------------------------------------------------------------
        1,026,070  Royal Caribbean Cruises Ltd.                         47,816
--------------------------------------------------------------------------------
          127,664  Starwood Hotels & Resorts
                   Worldwide, Inc.                                       6,093
--------------------------------------------------------------------------------
          125,400  Station Casinos Inc.                                  6,389
--------------------------------------------------------------------------------
          507,703  WMS Industries Inc.(1)                               14,850
--------------------------------------------------------------------------------
                                                                       121,709
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                 (continued)

------
6

Heritage - Schedule of Investments

OCTOBER 31, 2004

Shares                        ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 5.9%
--------------------------------------------------------------------------------
          211,000  Black & Decker Corporation                       $   16,939
--------------------------------------------------------------------------------
          301,400  Garmin Ltd.                                          15,070
--------------------------------------------------------------------------------
           57,200  Harman International Industries Inc.                  6,874
--------------------------------------------------------------------------------
          116,200  Hovnanian Enterprises Inc.(1)                         4,362
--------------------------------------------------------------------------------
          158,200  KB HOME                                              13,012
--------------------------------------------------------------------------------
          338,700  Toll Brothers Inc.(1)                                15,699
--------------------------------------------------------------------------------
                                                                        71,956
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 1.1%
--------------------------------------------------------------------------------
          191,400  Textron Inc.                                         13,044
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES -- 1.9%
--------------------------------------------------------------------------------
          260,119  Websense Inc.(1)                                     10,553
--------------------------------------------------------------------------------
          353,600  Yahoo! Inc.(1)                                       12,797
--------------------------------------------------------------------------------
                                                                        23,350
--------------------------------------------------------------------------------

IT SERVICES -- 2.6%
--------------------------------------------------------------------------------
          225,600  CACI International Inc.(1)                           13,755
--------------------------------------------------------------------------------
          222,900  Computer Sciences Corp.(1)                           11,071
--------------------------------------------------------------------------------
          129,800  Global Payments Inc.                                  7,108
--------------------------------------------------------------------------------
                                                                        31,934
--------------------------------------------------------------------------------

MACHINERY -- 0.1%
--------------------------------------------------------------------------------
           60,200  Flowserve Corp.(1)                                    1,299
--------------------------------------------------------------------------------

MEDIA -- 1.0%
--------------------------------------------------------------------------------
           12,139  DreamWorks
                   Animation SKG Inc.(1)                                   474
--------------------------------------------------------------------------------
          385,000  EchoStar Communications
                   Corp. Cl A(1)                                        12,174
--------------------------------------------------------------------------------
                                                                        12,648
--------------------------------------------------------------------------------

METALS & MINING -- 0.7%
--------------------------------------------------------------------------------
          842,282  Coeur d'Alene Mines
                   Corporation(1)                                        4,169
--------------------------------------------------------------------------------
          131,900  Freeport-McMoRan
                   Copper & Gold, Inc. Cl B                              4,778
--------------------------------------------------------------------------------
                                                                         8,947
--------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER -- 1.2%
--------------------------------------------------------------------------------
          310,300  Questar Corp.                                        14,894
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 1.4%
--------------------------------------------------------------------------------
          349,200  Kohl's Corp.(1)                                      17,725
--------------------------------------------------------------------------------

OFFICE ELECTRONICS -- 1.1%
--------------------------------------------------------------------------------
          256,321  Zebra Technologies
                   Corp. Cl A(1)                                        13,582
--------------------------------------------------------------------------------

OIL & GAS -- 4.0%
--------------------------------------------------------------------------------
           77,800  Forest Oil Corporation(1)                             2,373
--------------------------------------------------------------------------------
          383,200  PetroKazakhstan Inc. Cl A                            14,140
--------------------------------------------------------------------------------
          333,726  Western Gas Resources Inc.                            9,775
--------------------------------------------------------------------------------
          684,532  XTO Energy Inc.                                      22,849
--------------------------------------------------------------------------------
                                                                        49,137
--------------------------------------------------------------------------------

PERSONAL PRODUCTS -- 0.5%
--------------------------------------------------------------------------------
          140,400  Alberto-Culver Company Cl B                           6,298
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 1.8%
--------------------------------------------------------------------------------
          224,800  Elan Corp. plc ADR(1)                            $    5,800
--------------------------------------------------------------------------------
          143,200  Endo Pharmaceuticals
                   Holdings Inc.(1)                                      3,122
--------------------------------------------------------------------------------
          309,232  Medicis Pharmaceutical Corp. Cl A                    12,576
--------------------------------------------------------------------------------
                                                                        21,498
--------------------------------------------------------------------------------

ROAD & RAIL -- 1.0%
--------------------------------------------------------------------------------
          210,500  Burlington Northern
                   Santa Fe Corp.                                        8,801
--------------------------------------------------------------------------------
           86,500  J.B. Hunt Transport
                   Services, Inc.                                        3,534
--------------------------------------------------------------------------------
                                                                        12,335
--------------------------------------------------------------------------------

SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT -- 0.5%
--------------------------------------------------------------------------------
            4,982  NVIDIA Corp.(1)                                          72
--------------------------------------------------------------------------------
          200,079  Tessera Technologies Inc.(1)                          5,588
--------------------------------------------------------------------------------
                                                                         5,660
--------------------------------------------------------------------------------

SOFTWARE -- 4.9%
--------------------------------------------------------------------------------
          131,300  Autodesk, Inc.                                        6,926
--------------------------------------------------------------------------------
          291,000  Citrix Systems, Inc.(1)                               7,022
--------------------------------------------------------------------------------
          135,300  Hyperion Solutions Corp.(1)                           5,430
--------------------------------------------------------------------------------
          258,917  Kronos Inc.(1)                                       12,700
--------------------------------------------------------------------------------
          134,608  Macromedia, Inc.(1)                                   3,653
--------------------------------------------------------------------------------
          383,794  Parametric Technology Corp.(1)                        1,992
--------------------------------------------------------------------------------
          203,512  RSA Security Inc.(1)                                  4,164
--------------------------------------------------------------------------------
          316,200  Symantec Corp.(1)                                    18,004
--------------------------------------------------------------------------------
                                                                        59,891
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 1.2%
--------------------------------------------------------------------------------
          190,400  Bebe Stores Inc.                                      5,878
--------------------------------------------------------------------------------
          217,900  Chico's FAS, Inc.(1)                                  8,723
--------------------------------------------------------------------------------
           13,100  Too Inc.(1)                                             288
--------------------------------------------------------------------------------
                                                                        14,889
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS -- 1.5%
--------------------------------------------------------------------------------
          159,500  NIKE, Inc. Cl B                                      12,969
--------------------------------------------------------------------------------
          158,200  Polo Ralph Lauren Corp.                               5,842
--------------------------------------------------------------------------------
                                                                        18,811
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE -- 1.7%
--------------------------------------------------------------------------------
          302,700  Doral Financial Corp.                                12,707
--------------------------------------------------------------------------------
          421,912  W Holding Company, Inc.                               8,434
--------------------------------------------------------------------------------
                                                                        21,141
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES -- 5.5%
--------------------------------------------------------------------------------
           85,700  America Movil SA
                   de CV Series L ADR                                    3,771
--------------------------------------------------------------------------------
          424,423  Nextel Partners, Inc. Cl A(1)                         7,147
--------------------------------------------------------------------------------
        1,266,293  NII Holdings Inc. Cl B(1)                            56,059
--------------------------------------------------------------------------------
                                                                        66,977
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $1,077,273)                                                    1,220,248
--------------------------------------------------------------------------------

See Notes to Financial Statements.  (continued)

------
7

Heritage - Schedule of Investments

OCTOBER 31, 2004

                              ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 1.0%

Repurchase Agreement, Credit Suisse First Boston
Corp., (collateralized by various U.S. Treasury
obligations, 5.50%-7.125%, 2/15/23-8/15/28,
valued at $12,739), in a joint trading account
at 1.73%, dated 10/29/04, due 11/1/04
(Delivery value $12,502)
(Cost $12,500)                                                      $   12,500
--------------------------------------------------------------------------------

                              ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 100.8%
(Cost $1,089,773)                                                   $1,232,748
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- (0.8)%                                 (10,160)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                          $1,222,588
================================================================================

 FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*
                                                 ($ IN THOUSANDS)
   Contracts to Sell       Settlement Date    Value         Unrealized Gain
--------------------------------------------------------------------------------
 17,089,043 MXN for USD       11/30/04       $ 1,475              $1
                                            ====================================

(Value on Settlement Date $1,476)

*FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -
and at a prearranged exchange rate.

 NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
MXN = Mexican Nuevo Peso
ORD = Foreign Ordinary Share
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

------
8

Growth - Performance

 TOTAL RETURNS AS OF OCTOBER 31, 2004
                                --------------------------------
                                     AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                         SINCE       INCEPTION
                      1 YEAR    5 YEARS    10 YEARS    INCEPTION       DATE
--------------------------------------------------------------------------------
 INVESTOR CLASS        6.78%    -5.39%       7.56%      15.05%       6/30/71(1)
--------------------------------------------------------------------------------
 RUSSELL 1000
 GROWTH INDEX          3.38%    -7.85%       8.63%       N/A(2)          --
--------------------------------------------------------------------------------
 Institutional Class   6.96%    -5.18%         --        4.12%         6/16/97
--------------------------------------------------------------------------------
 Advisor Class         6.49%    -5.65%         --        4.38%         6/4/97
--------------------------------------------------------------------------------
 C Class               5.66%       --          --       -2.66%        11/28/01
--------------------------------------------------------------------------------
 R Class               6.20%       --          --        9.00%         8/29/03
--------------------------------------------------------------------------------

(1) Although the fund's actual inception date was 10/31/58, this inception date corresponds with the management company's implementation of its current investment philosophy and practices.

(2) Benchmark began 12/29/78.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

------
9

Growth - Performance

 GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made October 31, 1994

 ONE-YEAR RETURNS OVER 10 YEARS

Periods ended October 31
--------------------------------------------------------------------------------
                        1995       1996      1997       1998       1999
--------------------------------------------------------------------------------
 Investor Class        22.31%      8.18%    27.85%     18.53%     36.31%
--------------------------------------------------------------------------------
 Russell 1000
 Growth Index          29.21%     22.05%    30.47%     24.64%     34.25%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        2000      2001       2002       2003       2004
--------------------------------------------------------------------------------
 Investor Class        11.49%   -34.14%    -17.09%     16.62%      6.78%
--------------------------------------------------------------------------------
 Russell 1000
 Growth Index           9.33%   -39.95%    -19.62%     21.81%      3.38%
--------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
10

Growth - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGERS ON THE GROWTH INVESTMENT TEAM: PRESCOTT LEGARD, GREG
WOODHAMS, AND TIM REYNOLDS.

Growth gained 6.78%* during the year ended October 31, 2004, outperforming the
3.38% rise of its benchmark, the Russell 1000 Growth Index. Growth also surpassed the 3.15% average return of its Morningstar Large Growth peer group.

Corporate earnings reached 10-year highs in the fourth quarter of 2003 amid strong economic growth and low inflation. Against this backdrop, the broad market, as measured by the S&P 500 Index, jumped 8% in the first three months of the period covered by this report. But stock market gains eroded over the summer. The price of crude oil jumped 78% to $51.78 a barrel, short-term interest rates climbed on the back of three interest rate hikes, and the annual real rate of economic growth decelerated from its 7.4% rate in the third quarter of 2003 to 3.9% by the third quarter of 2004.

Growth's advance over its benchmark during its fiscal year was largely attributable to effective stock selection. For instance, security selection in the health care sector added more than 300 basis points of performance relative to the benchmark, helping to make this area the top contributor to returns. The biggest lift came from manufacturers of health care equipment and supplies, such as C.R. Bard. Pharmaceutical holdings were also a source of strength in the portfolio.

Investments in companies that make and sell discretionary consumer products and services also boosted the portfolio's performance. Carnival was the top contributor in this area. The world's largest cruise company said higher ticket prices and onboard sales helped boost earnings.

In contrast, holdings in the consumer staples sector hindered performance.
Retail giant Wal-Mart Stores dealt with a drop in shoppers. Additionally, an underweight position in PepsiCo early in the calendar year when the company reported better-than-expected earnings dragged on results.

 TOP TEN HOLDINGS
 AS OF OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                         AS OF                  AS OF
                                        10/31/04               4/30/04
--------------------------------------------------------------------------------
Microsoft Corporation                     3.5%                  0.7%
--------------------------------------------------------------------------------
Procter &
Gamble Co. (The)                          3.3%                  3.7%
--------------------------------------------------------------------------------
General Electric Co.                      3.3%                  4.6%
--------------------------------------------------------------------------------
Intel Corp.                               3.2%                    --
--------------------------------------------------------------------------------
Cisco Systems Inc.                        3.2%                  4.0%
--------------------------------------------------------------------------------
Johnson & Johnson                         2.9%                    --
--------------------------------------------------------------------------------
Medtronic, Inc.                           2.7%                  3.2%
--------------------------------------------------------------------------------
PepsiCo, Inc.                             2.4%                  1.9%
--------------------------------------------------------------------------------
Dell Inc.                                 2.4%                    --
--------------------------------------------------------------------------------
Monsanto Co.                              2.3%                  2.0%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.
                                                                    (continued)

------
11

Growth - Portfolio Commentary

The industrials sector generated solid returns in the portfolio. Investments in industrial conglomerates were the primary contributors. Elsewhere in the portfolio, Occidental Petroleum led a rise in the portfolio's energy stake.

Effective stock selection helped Growth avoid much of the decline in the information technology sector, the worst performing area in the market. For instance, excess inventories battered semiconductor stocks, which led many chip makers to cut sales and revenue estimates. Industry leader Intel didn't escape this fate, although Growth's underweight position helped mitigate the damage.

Additionally, a comment by Cisco Systems' influential CEO that corporate executives were becoming more cautious on spending knocked down sentiment.
Cisco's shares took a hit during the period, and detracted from Growth's performance. However, the portfolio management team remains confident that the network equipment maker will benefit from new product releases.

On the positive side in information technology, companies that manufacture communications equipment boosted the portfolio's results. In fact, the portfolio's top individual contributor was QUALCOMM, which saw demand for its proprietary technology rise as wireless telephone users took advantage of new data communications capabilities. The Internet software and services industry was another bright spot in the information technology sector. Yahoo! was a leading contributor during the period, bolstered by steadily rising profits.

OUR COMMITMENT

The Growth management team remains committed to their investment strategy of identifying larger-sized companies that appear best able to sustain their accelerating growth.

 TOP FIVE INDUSTRIES
 AS OF OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                         AS OF                  AS OF
                                        10/31/04               4/30/04
--------------------------------------------------------------------------------
Pharmaceuticals                           9.3%                  7.1%
--------------------------------------------------------------------------------
Health Care
Equipment & Supplies                      9.1%                 12.5%
--------------------------------------------------------------------------------
Semiconductors &
Semiconductor Equipment                   7.2%                  1.0%
--------------------------------------------------------------------------------
Software                                  6.1%                  6.8%
--------------------------------------------------------------------------------
Communications
Equipment                                 6.0%                  9.2%
--------------------------------------------------------------------------------

 TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                         AS OF                  AS OF
                                        10/31/04               4/30/04
--------------------------------------------------------------------------------
Common Stocks                            99.1%                 97.7%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               1.7%                  2.0%
--------------------------------------------------------------------------------
TOTAL INVESTMENT
SECURITIES                              100.8%                 99.7%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                          (0.8)%                 0.3%
--------------------------------------------------------------------------------

------
12

Growth - Schedule of Investments

OCTOBER 31, 2004

Shares                        ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 99.1%

AEROSPACE & DEFENSE -- 2.7%
--------------------------------------------------------------------------------
        1,738,400  Rockwell Collins                                 $   61,661
--------------------------------------------------------------------------------
          774,800  United Technologies Corp.                            71,917
--------------------------------------------------------------------------------
                                                                       133,578
--------------------------------------------------------------------------------

AUTO COMPONENTS -- 0.7%
--------------------------------------------------------------------------------
          801,000  Autoliv, Inc.                                        34,243
--------------------------------------------------------------------------------

AUTOMOBILES -- 1.5%
--------------------------------------------------------------------------------
        1,267,400   Harley-Davidson, Inc.                               72,964
--------------------------------------------------------------------------------

BEVERAGES -- 2.4%
--------------------------------------------------------------------------------
        2,379,100   PepsiCo, Inc.                                      117,956
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 3.7%
--------------------------------------------------------------------------------
          977,800  Amgen Inc.(1)                                        55,539
--------------------------------------------------------------------------------
          422,400  Biogen Idec Inc.(1)                                  24,567
--------------------------------------------------------------------------------
        1,123,400  Celgene Corp.(1)                                     33,275
--------------------------------------------------------------------------------
          591,500  Invitrogen Corp.(1)                                  34,248
--------------------------------------------------------------------------------
          726,700  Neurocrine Biosciences Inc.(1)                       33,828
--------------------------------------------------------------------------------
                                                                       181,457
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 2.8%
--------------------------------------------------------------------------------
          617,500  Goldman Sachs Group, Inc. (The)                      60,750
--------------------------------------------------------------------------------
        1,799,600  Northern Trust Corp.                                 76,555
--------------------------------------------------------------------------------
                                                                       137,305
--------------------------------------------------------------------------------

CHEMICALS -- 2.3%
--------------------------------------------------------------------------------
        2,614,000  Monsanto Co.                                        111,749
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES -- 0.9%
--------------------------------------------------------------------------------
        1,531,100  Monster Worldwide Inc.(1)                            42,947
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 6.0%
--------------------------------------------------------------------------------
        8,106,400  Cisco Systems Inc.(1)                               155,723
--------------------------------------------------------------------------------
          993,300  Juniper Networks, Inc.(1)                            26,432
--------------------------------------------------------------------------------
        2,606,000  Motorola, Inc.                                       44,980
--------------------------------------------------------------------------------
        1,693,700  QUALCOMM Inc.                                        70,814
--------------------------------------------------------------------------------
                                                                       297,949
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 3.5%
--------------------------------------------------------------------------------
        3,352,900  Dell Inc.(1)                                        117,552
--------------------------------------------------------------------------------
        4,208,200  EMC Corp.(1)                                         54,160
--------------------------------------------------------------------------------
                                                                       171,712
--------------------------------------------------------------------------------

CONSUMER FINANCE -- 1.7%
--------------------------------------------------------------------------------
        1,616,200  American Express Co.                                 85,772
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 1.2%
--------------------------------------------------------------------------------
        1,547,000  J.P. Morgan Chase & Co.                              59,714
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.5%
--------------------------------------------------------------------------------
        3,600,500  Sprint Corp.                                         75,430
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 3.1%
--------------------------------------------------------------------------------
        1,268,700  CVS Corp.                                            55,138
--------------------------------------------------------------------------------
        1,807,100  Wal-Mart Stores, Inc.                                97,439
--------------------------------------------------------------------------------
                                                                       152,577
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 0.7%
--------------------------------------------------------------------------------
          912,900  McCormick & Company, Inc.                        $   32,344
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 9.1%
--------------------------------------------------------------------------------
        1,426,200  Bard (C.R.), Inc.                                    81,008
--------------------------------------------------------------------------------
          494,700  Baxter International, Inc.                           15,217
--------------------------------------------------------------------------------
          284,500  Cooper Companies, Inc. (The)                         20,015
--------------------------------------------------------------------------------
          860,700  Fisher Scientific International(1)                   49,370
--------------------------------------------------------------------------------
          971,500  Guidant Corp.                                        64,721
--------------------------------------------------------------------------------
        2,765,000  Hospira Inc.(1)                                      88,231
--------------------------------------------------------------------------------
        2,635,200  Medtronic, Inc.                                     134,685
--------------------------------------------------------------------------------
                                                                       453,247
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 1.8%
--------------------------------------------------------------------------------
        1,749,000  Carnival Corporation                                 88,429
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 4.5%
--------------------------------------------------------------------------------
          975,400  Kimberly-Clark Corp.                                 58,202
--------------------------------------------------------------------------------
        3,222,900  Procter & Gamble Co. (The)                          164,948
--------------------------------------------------------------------------------
                                                                       223,150
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 5.3%
--------------------------------------------------------------------------------
          281,000  3M Co.                                               21,797
--------------------------------------------------------------------------------
        4,775,100  General Electric Co.                                162,927
--------------------------------------------------------------------------------
        1,104,700  Textron Inc.                                         75,285
--------------------------------------------------------------------------------
                                                                       260,009
--------------------------------------------------------------------------------

INSURANCE -- 1.0%
--------------------------------------------------------------------------------
          807,700  American International Group, Inc.                   49,035
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL -- 1.2%
--------------------------------------------------------------------------------
          609,300  eBay Inc.(1)                                         59,474
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES -- 2.6%
--------------------------------------------------------------------------------
        1,009,400  VeriSign, Inc.(1)                                    27,082
--------------------------------------------------------------------------------
        2,735,800  Yahoo! Inc.(1)                                       99,009
--------------------------------------------------------------------------------
                                                                       126,091
--------------------------------------------------------------------------------

IT SERVICES -- 1.3%
--------------------------------------------------------------------------------
        1,518,000  First Data Corp.                                     62,663
--------------------------------------------------------------------------------

MEDIA -- 2.1%
--------------------------------------------------------------------------------
           48,394  DreamWorks
                   Animation SKG Inc.(1)                                 1,890
--------------------------------------------------------------------------------
        2,402,100  Univision
                   Communications Inc. Cl A(1)                          74,369
--------------------------------------------------------------------------------
          909,900  XM Satellite Radio
                   Holdings Inc. Cl A(1)                                29,408
--------------------------------------------------------------------------------
                                                                       105,667
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 3.6%
--------------------------------------------------------------------------------
        1,633,400  Kohl's Corp.(1)                                      82,911
--------------------------------------------------------------------------------
        1,853,600  Target Corporation                                   92,717
--------------------------------------------------------------------------------
                                                                       175,628
--------------------------------------------------------------------------------

OFFICE ELECTRONICS -- 0.2%
--------------------------------------------------------------------------------
          141,562  Zebra Technologies
                   Corp. Cl A(1)                                         7,501
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                 (continued)

------
13

Growth - Schedule of Investments

OCTOBER 31, 2004

Shares                        ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------

OIL & GAS -- 3.1%
--------------------------------------------------------------------------------
        1,508,100  Apache Corp.                                     $   76,461
--------------------------------------------------------------------------------
        1,334,500  Occidental Petroleum Corp.                           74,505
--------------------------------------------------------------------------------
                                                                       150,966
--------------------------------------------------------------------------------

PERSONAL PRODUCTS -- 2.4%
--------------------------------------------------------------------------------
          693,183  Alberto-Culver Company Cl B                          31,096
--------------------------------------------------------------------------------
        2,065,600  Gillette Company                                     85,681
--------------------------------------------------------------------------------
                                                                       116,777
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 9.3%
--------------------------------------------------------------------------------
          786,900  Eli Lilly and Company                                43,209
--------------------------------------------------------------------------------
        2,482,800  Johnson & Johnson                                   144,946
--------------------------------------------------------------------------------
        1,065,100  Novartis AG ORD                                      50,857
--------------------------------------------------------------------------------
          600,400  Novo Nordisk A/S Cl B ORD                            29,904
--------------------------------------------------------------------------------
        3,134,200  Pfizer, Inc.                                         90,735
--------------------------------------------------------------------------------
        1,002,900  Roche Holding AG ORD                                102,651
--------------------------------------------------------------------------------
                                                                       462,302
--------------------------------------------------------------------------------

SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT -- 7.2%
--------------------------------------------------------------------------------
        2,408,400  Altera Corp.(1)                                      54,743
--------------------------------------------------------------------------------
        2,173,200  Applied Materials, Inc.(1)                           34,989
--------------------------------------------------------------------------------
          800,700  Broadcom Corp.(1)                                    21,659
--------------------------------------------------------------------------------
        7,112,000  Intel Corp.                                         158,313
--------------------------------------------------------------------------------
        1,607,900  Linear Technology Corp.                              60,907
--------------------------------------------------------------------------------
        1,716,600  Teradyne, Inc.(1)                                    28,427
--------------------------------------------------------------------------------
                                                                       359,038
--------------------------------------------------------------------------------

SOFTWARE -- 6.1%
--------------------------------------------------------------------------------
        6,216,200  Microsoft Corporation                               173,990
--------------------------------------------------------------------------------
        2,511,900  Novell, Inc.(1)                                      18,061
--------------------------------------------------------------------------------
          943,100  Oracle Corp.(1)                                      11,940
--------------------------------------------------------------------------------
        1,433,800  SAP AG ADR                                           61,152
--------------------------------------------------------------------------------
        1,833,800  Veritas Software Corp.(1)                            40,124
--------------------------------------------------------------------------------
                                                                       305,267
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 1.5%
--------------------------------------------------------------------------------
        1,210,500  Home Depot, Inc.                                 $   49,727
--------------------------------------------------------------------------------
          990,100  Ross Stores, Inc.                                    26,010
--------------------------------------------------------------------------------
                                                                        75,737
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS -- 0.9%
--------------------------------------------------------------------------------
          516,400  NIKE, Inc. Cl B                                      41,988
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE -- 1.2%
--------------------------------------------------------------------------------
          948,800  MGIC Investment Corp.                                61,017
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $4,246,523)                                                    4,891,683
--------------------------------------------------------------------------------

 TEMPORARY CASH INVESTMENTS -- 1.7%

Repurchase Agreement, Credit Suisse First
Boston Corp., (collateralized by various
U.S. Treasury obligations, 5.50%-7.125%,
2/15/23-8/15/28, valued at $55,033), in a joint
trading account at 1.73%, dated 10/29/04,
due 11/1/04 (Delivery value $54,008)                                    54,000
--------------------------------------------------------------------------------

Repurchase Agreement, Goldman Sachs & Co.,
(collateralized by various U.S. Treasury obligations
5.25%, 2/15/29, valued at $30,997), in a joint
trading account at 1.73%, dated 10/29/04,
due 11/1/04 (Delivery value $30,404)                                    30,400
--------------------------------------------------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $84,400)                                                          84,400
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 100.8%
(Cost $4,330,923)                                                    4,976,083
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- (0.8)%                                 (37,880)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                          $4,938,203
================================================================================

See Notes to Financial Statements.                                 (continued)

------
14

Growth - Schedule of Investments

OCTOBER 31, 2004

 FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*
                                                   ($ IN THOUSANDS)
   Contracts to Sell       Settlement Date     Value    Unrealized Gain (Loss)
-------------------------------------------------------------------------------
 126,578,914 CHF for USD      11/30/04       $105,961          $(179)
-------------------------------------------------------------------------------
 114,781,275 DKK for USD      11/30/04         19,745            (14)
-------------------------------------------------------------------------------
   8,380,051 Euro for USD     11/30/04         10,712              5
-------------------------------------------------------------------------------
   9,520,017 Euro for USD     11/30/04         12,169             (1)
-------------------------------------------------------------------------------
  14,781,080 Euro for USD     11/30/04         18,895             (7)
-------------------------------------------------------------------------------
                                               $167,482        $(196)
                                             ==================================

(Value on Settlement Date $167,286)

*FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -
and at a prearranged exchange rate.

 NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CHF = Swiss Franc
DKK = Danish Krone
ORD = Foreign Ordinary Share
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

------
15

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase  payments and redemption/exchange fees; and
(2) ongoing costs, including management fees; distribution and service (12b-1)
fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                   (continued)

------
16

Shareholder Fee Examples (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                    EXPENSES PAID
                    BEGINNING         ENDING       DURING PERIOD*   ANNUALIZED
                   ACCOUNT VALUE   ACCOUNT VALUE      5/1/04 -        EXPENSE
                      5/1/04         10/31/04         10/31/04        RATIO*

 HERITAGE SHAREHOLDER FEE EXAMPLE
-------------------------------------------------------------------------------
ACTUAL
-------------------------------------------------------------------------------
 Investor Class       $1,000         $993.50          $5.01            1.00%
-------------------------------------------------------------------------------
 Institutional Class  $1,000         $994.50          $4.01            0.80%
-------------------------------------------------------------------------------
 Advisor Class        $1,000         $991.60          $6.26            1.25%
-------------------------------------------------------------------------------
 C Class              $1,000         $987.70          $9.99            2.00%
-------------------------------------------------------------------------------

HYPOTHETICAL
-------------------------------------------------------------------------------
 Investor Class       $1,000        $1,020.11         $5.08            1.00%
-------------------------------------------------------------------------------
 Institutional Class  $1,000        $1,021.11         $4.06            0.80%
-------------------------------------------------------------------------------
 Advisor Class        $1,000        $1,018.85         $6.34            1.25%
-------------------------------------------------------------------------------
 C Class              $1,000        $1,015.08        $10.13            2.00%
-------------------------------------------------------------------------------

 GROWTH SHAREHOLDER FEE EXAMPLE
-------------------------------------------------------------------------------
ACTUAL
-------------------------------------------------------------------------------
 Investor Class       $1,000        $1,036.00         $5.12            1.00%
-------------------------------------------------------------------------------
 Institutional Class  $1,000        $1,036.80         $4.10            0.80%
-------------------------------------------------------------------------------
 Advisor Class        $1,000        $1,034.60         $6.39            1.25%
-------------------------------------------------------------------------------
 C Class              $1,000        $1,030.50        $10.21            2.00%
-------------------------------------------------------------------------------
 R Class              $1,000        $1,033.30         $7.67            1.50%
-------------------------------------------------------------------------------

HYPOTHETICAL
-------------------------------------------------------------------------------
 Investor Class       $1,000        $1,020.11         $5.08            1.00%
-------------------------------------------------------------------------------
 Institutional Class  $1,000        $1,021.11         $4.06            0.80%
-------------------------------------------------------------------------------
 Advisor Class        $1,000        $1,018.85         $6.34            1.25%
-------------------------------------------------------------------------------
 C Class              $1,000        $1,015.08        $10.13            2.00%
-------------------------------------------------------------------------------
 R Class              $1,000        $1,017.60         $7.61            1.50%
-------------------------------------------------------------------------------

*Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
17

Statement of Assets and Liabilities

OCTOBER 31, 2004
--------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS)                                    HERITAGE    GROWTH

ASSETS
--------------------------------------------
Investment securities, at value (cost of
$1,089,773 and $4,330,923, respectively)           $1,232,748       $4,976,083
--------------------------------------------
Receivable for investments sold                        32,848           55,377
--------------------------------------------
Receivable for forward foreign currency
exchange contracts                                          1                5
--------------------------------------------
Receivable for capital shares sold                         27              127
--------------------------------------------
Dividends and interest receivable                         397            3,275
--------------------------------------------------------------------------------
                                                    1,266,021        5,034,867
--------------------------------------------------------------------------------

 LIABILITIES
--------------------------------------------
Disbursements in excess of demand
deposit cash                                            1,228            9,816
--------------------------------------------
Payable for investments purchased                      41,181           82,614
--------------------------------------------
Payable for forward foreign currency
exchange contracts                                         --              201
--------------------------------------------
Accrued management fees                                 1,017            4,000
--------------------------------------------
Distribution fees payable                                   4               17
--------------------------------------------
Service fees (and distribution
fees - R Class) payable                                     3               16
--------------------------------------------------------------------------------
                                                       43,433           96,664
--------------------------------------------------------------------------------

NET ASSETS                                         $1,222,588       $4,938,203
================================================================================

See Notes to Financial Statements.                                 (continued)

------
18

Statement of Assets and Liabilities

OCTOBER 31, 2004
--------------------------------------------------------------------------------

(AMOUNTS IN THOUSANDS EXCEPT PER-SHARE AMOUNTS)      HERITAGE         GROWTH

NET ASSETS CONSIST OF:
--------------------------------------------
Capital (par value and paid-in surplus)            $1,301,357       $5,863,227
--------------------------------------------
Undistributed net investment income                        --              182
--------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                    (221,772)      (1,570,221)
--------------------------------------------
Net unrealized appreciation on investments
and translation of assets
and liabilities in foreign currencies                 143,003          645,015
--------------------------------------------------------------------------------
                                                   $1,222,588       $4,938,203
================================================================================

INVESTOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                     $1,147,817,298   $4,175,506,860
--------------------------------------------
Shares outstanding                                106,629,527      226,615,546
--------------------------------------------
Net asset value per share                              $10.76           $18.43
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                        $58,259,031     $685,089,821
--------------------------------------------
Shares outstanding                                  5,361,069       36,855,393
--------------------------------------------
Net asset value per share                              $10.87           $18.59
--------------------------------------------------------------------------------

ADVISOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                        $15,622,583      $76,961,500
--------------------------------------------
Shares outstanding                                  1,468,436        4,224,514
--------------------------------------------
Net asset value per share                              $10.64           $18.22
--------------------------------------------------------------------------------

C CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                           $889,100         $632,011
--------------------------------------------
Shares outstanding                                     85,378           35,280
--------------------------------------------
Net asset value per share                              $10.41           $17.91
--------------------------------------------------------------------------------

R CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                N/A          $12,368
--------------------------------------------
Shares outstanding                                        N/A              675
--------------------------------------------
Net asset value per share                                 N/A           $18.32
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
19

Statement of Operations

YEAR ENDED OCTOBER 31, 2004
--------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS)                                 HERITAGE        GROWTH

INVESTMENT LOSS

INCOME:
--------------------------------------------
Dividends (net of foreign taxes withheld
of $14 and $529, respectively)                      $   6,918        $  46,285
--------------------------------------------
Interest                                                  381              622
--------------------------------------------------------------------------------
                                                        7,299           46,907
--------------------------------------------------------------------------------

EXPENSES:
--------------------------------------------
Management fees                                        12,821           48,430
--------------------------------------------
Distribution fees:
--------------------------------------------
  Advisor Class                                            38              170
--------------------------------------------
  C Class                                                   7                5
--------------------------------------------
Service fees:
--------------------------------------------
  Advisor Class                                            38              170
--------------------------------------------
  C Class                                                   2                2
--------------------------------------------
Service and distribution fees -- R Class                   --               --
--------------------------------------------
Directors' fees and expenses                               19               74
--------------------------------------------
Other expenses                                              9               32
--------------------------------------------------------------------------------
                                                       12,934           48,883
--------------------------------------------------------------------------------

NET INVESTMENT LOSS                                    (5,635)          (1,976)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------
NET REALIZED GAIN (LOSS) ON:
--------------------------------------------
Investment transactions                               103,707          550,690
--------------------------------------------

Foreign currency transactions                              48          (11,812)
--------------------------------------------------------------------------------
                                                      103,755          538,878
--------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION ON:
--------------------------------------------
Investments                                          (101,524)        (204,619)
--------------------------------------------
Translation of assets and liabilities
in foreign currencies                                      27             (622)
--------------------------------------------------------------------------------
                                                     (101,497)        (205,241)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                        2,258          333,637
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                           $  (3,377)       $ 331,661
================================================================================

See Notes to Financial Statements.

------
20

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2004 AND OCTOBER 31, 2003
-------------------------------------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS)                             HERITAGE                              GROWTH
-------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS         2004                2003               2004               2003

OPERATIONS

Net investment income (loss)         $   (5,635)        $   (4,418)         $   (1,976)         $    3,234
---------------------------------
Net realized gain                       103,755              3,127             538,878             137,796
---------------------------------
Change in net
unrealized appreciation                (101,497)           209,415            (205,241)            586,444
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets
resulting from operations                (3,377)           208,124             331,661             727,474
-------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Net decrease in net assets
from capital share transactions         (89,270)           (59,094)           (417,621)           (143,282)
-------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE)
IN NET ASSETS                           (92,647)           149,030             (85,960)            584,192

NET ASSETS

Beginning of period                   1,315,235          1,166,205           5,024,163           4,439,971
-------------------------------------------------------------------------------------------------------------
End of period                        $1,222,588         $1,315,235          $4,938,203          $5,024,163
=============================================================================================================

Accumulated undistributed
net investment income (loss)                 --                 --                $182               $(474)
=============================================================================================================

See Notes to Financial Statements.

------
21

Notes to Financial Statements

OCTOBER 31, 2004 (AMOUNTS IN THOUSANDS)

 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Heritage Fund (Heritage) and Growth Fund
(Growth) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek long-term capital growth. The funds pursue this objective by investing primarily in equity securities. Heritage generally invests in companies that are medium-sized and smaller at the time of purchase, but may invest in companies of any size. Growth generally invests in larger companies, but may purchase companies of any size. The following is a summary of the funds'
significant accounting policies.

MULTIPLE CLASS -- Heritage is authorized to issue the Investor Class, the
Institutional Class, the Advisor Class and the C Class. Growth is authorized to issue the Investor Class, the Institutional Class, the Advisor Class, the C
Class and the R Class. The C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of the R Class for Growth commenced on
August 29, 2003.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the investment manager, American Century Investment Management, Inc. (ACIM),
determines that the current market price of a security owned by a non-money market fund is not readily available, the investment manager may determine its fair value in accordance with procedures adopted by the Board of Directors if such fair value determination would materially impact a fund's net asset value.
Valuations may not be readily available if, for example: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New York Stock Exchange) that was likely to have changed the value of the security; a security has been declared in default; trading in a security has been halted during the trading day; or the demand for the security
(as reflected by its trading volume) is insufficient for quoted prices to be reliable.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

                                                                   (continued)

------
22

Notes to Financial Statements

OCTOBER 31, 2004 (AMOUNTS IN THOUSANDS)

 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

 2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment manager's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment manager that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee for Heritage is 1.00%, 0.80%, 0.75% and 1.00%, for the Investor Class, Institutional Class,
Advisor Class, and C Class, respectively.

                                                                   (continued)

------
23

Notes to Financial Statements

OCTOBER 31, 2004 (AMOUNTS IN THOUSANDS)

 2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

The annual management fee schedule for each class of Growth is as follows:

                    INVESTOR, C & R       INSTITUTIONAL        ADVISOR
-------------------------------------------------------------------------------
 STRATEGY ASSETS
-------------------------------------------------------------------------------
First $20 billion        1.000%              0.800%             0.750%
-------------------------------------------------------------------------------
Next $10 billion         0.950%              0.750%             0.700%
-------------------------------------------------------------------------------
Next $10 billion         0.925%              0.725%             0.675%
-------------------------------------------------------------------------------
Next $10 billion         0.900%              0.700%             0.650%
-------------------------------------------------------------------------------
Over $50 billion         0.875%              0.675%             0.625%
-------------------------------------------------------------------------------

The effective annual management fee for each class of Growth for the year ended
October 31, 2004 was 1.00%, 0.80%, 0.75%, 1.00% and 1.00% for the Investor
Class, Institutional Class, Advisor Class, C Class and R Class, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class (the Advisor
Class plan) and a separate Master Distribution and Individual Shareholder
Services Plan for each of the C Class and R Class (collectively with the Advisor
Class Plan, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) the following annual distribution and service fees:

--------------------------------------------------------------------------------
                                   ADVISOR                       C
--------------------------------------------------------------------------------
Distribution Fee                    0.25%                      0.75%
--------------------------------------------------------------------------------
Service Fee                         0.25%                      0.25%
--------------------------------------------------------------------------------

The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class's daily net assets, and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class and R Class shares. Fees incurred under the plans during the year ended October 31, 2004, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the year ended October 31, 2004, the funds invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

 3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
October 31, 2004, were  as follows:

--------------------------------------------------------------------------------
                                              HERITAGE            GROWTH
--------------------------------------------------------------------------------
Purchases                                    $3,337,104         $6,480,349
--------------------------------------------------------------------------------
Proceeds from sales                          $3,379,810         $6,768,755
--------------------------------------------------------------------------------

                                                                   (continued)

------
24

Notes to Financial Statements

OCTOBER 31, 2004 (AMOUNTS IN THOUSANDS)

 4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                                       HERITAGE                       GROWTH
---------------------------------------------------------------------------------------
                                 SHARES        AMOUNT          SHARES        AMOUNT
---------------------------------------------------------------------------------------
INVESTOR CLASS
---------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED               400,000                        800,000
=======================================================================================
Sold                             18,155     $  199,799         13,385      $  241,728
------------------------------
Redeemed                        (25,325)      (275,696)       (38,762)       (700,700)
---------------------------------------------------------------------------------------
Net decrease                     (7,170)    $  (75,897)       (25,377)     $ (458,972)
=======================================================================================
YEAR ENDED OCTOBER 31, 2003
SHARES AUTHORIZED               400,000                        800,000
=======================================================================================
Sold                             28,648     $  268,539         22,332      $  339,445
------------------------------
Redeemed                        (25,669)      (240,926)       (37,389)       (575,738)
---------------------------------------------------------------------------------------
Net increase (decrease)           2,979     $   27,613        (15,057)     $ (236,293)
=======================================================================================

INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                40,000                        100,000
=======================================================================================
Sold                                467      $   5,131          7,170      $  130,918
------------------------------
Redeemed                         (1,894)       (20,717)        (5,902)       (107,320)
---------------------------------------------------------------------------------------
Net increase (decrease)          (1,427)      $(15,586)         1,268      $   23,598
=======================================================================================
YEAR ENDED OCTOBER 31, 2003
SHARES AUTHORIZED                40,000                         80,000
=======================================================================================
Sold                              3,262     $   30,046          9,165        $142,960
------------------------------
Redeemed                        (13,083)      (125,319)        (4,228)        (65,226)
---------------------------------------------------------------------------------------
Net increase (decrease)          (9,821)    $  (95,273)         4,937       $  77,734
=======================================================================================

ADVISOR CLASS
---------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED               100,000                        210,000
=======================================================================================
Sold                                877        $ 9,697          2,568       $  45,622
------------------------------
Redeemed                           (688)        (7,510)        (1,558)        (27,851)
---------------------------------------------------------------------------------------
Net increase                        189        $ 2,187          1,010       $  17,771
=======================================================================================
YEAR ENDED OCTOBER 31, 2003
SHARES AUTHORIZED               100,000                        210,000
=======================================================================================
Sold                              1,288        $11,993          1,900       $  29,049
------------------------------
Redeemed                           (422)        (4,042)          (898)        (13,838)
---------------------------------------------------------------------------------------
Net increase                        866       $  7,951          1,002       $  15,211
=======================================================================================

                                                                   (continued)

------
25

Notes to Financial Statements

OCTOBER 31, 2004 (AMOUNTS IN THOUSANDS)

 4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                        HERITAGE                       GROWTH
---------------------------------------------------------------------------------------
                                 SHARES         AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------
C CLASS
---------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED               100,000                        100,000
=======================================================================================
Sold                                 28         $  307              9          $  163
------------------------------
Redeemed                            (26)          (281)           (11)           (190)
---------------------------------------------------------------------------------------
Net increase (decrease)               2         $   26             (2)         $  (27)
=======================================================================================
YEAR ENDED OCTOBER 31, 2003
SHARES AUTHORIZED               100,000                        100,000
=======================================================================================
Sold                                 72           $669              6           $  92
------------------------------
Redeemed                             (5)           (54)            (2)            (29)
---------------------------------------------------------------------------------------
Net increase                         67           $615              4           $  63
=======================================================================================

R CLASS
---------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                    N/A                        50,000
=======================================================================================
Sold                                                                1              $9
=======================================================================================
PERIOD ENDED OCTOBER 31, 2003(
SHARES AUTHORIZED                    N/A                        50,000
=======================================================================================
Sold                                                                --             $3
=======================================================================================

(1) August 29, 2003 (commencement of sale) through October 31, 2003 for Growth.

 5. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM, have a $650 million unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended October 31, 2004.

                                                                   (continued)

------
26

Notes to Financial Statements

OCTOBER 31, 2004 (AMOUNTS IN THOUSANDS)

 6. FEDERAL TAX INFORMATION

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the funds during the years ended October 31, 2004 and October 31, 2003.

As of October 31, 2004, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
                                                        HERITAGE      GROWTH
--------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments                       $1,093,327   $4,338,265
================================================================================
Gross tax appreciation of investments                   $144,283     $745,298
---------------------------------------------------
Gross tax depreciation of investments                     (4,862)    (107,480)
--------------------------------------------------------------------------------
Net tax appreciation of investments                     $139,421     $637,818
================================================================================
Net tax appreciation (depreciation) of
derivatives and translation of assets
and liabilities in foreign currencies                 $       (1)  $       37
--------------------------------------------------------------------------------
Net tax appreciation                                    $139,420     $637,855
================================================================================
Undistributed ordinary income                                 --           --
---------------------------------------------------
Accumulated capital losses                             $(218,189) $(1,562,879)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used  to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

--------------------------------------------------------------------------------
                                         2009          2010             2011
--------------------------------------------------------------------------------
Heritage                             $(105,079)     $(108,653)        $(4,457)
--------------------------------------------------------------------------------
Growth                                      --      $(529,714)    $(1,033,165)
--------------------------------------------------------------------------------

------
27

Heritage - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------
                                                            INVESTOR CLASS
--------------------------------------------------------------------------------------------------------
                                   2004           2003           2002           2001           2000
PER-SHARE DATA

Net Asset Value,
Beginning of Period               $10.78          $9.11         $10.13         $19.10          $13.02
--------------------------------------------------------------------------------------------------------
Income From
Investment Operations
---------------------------------
  Net Investment Loss(1)           (0.05)         (0.04)         (0.04)            --(2)        (0.03)
---------------------------------
  Net Realized and
  Unrealized Gain (Loss)            0.03           1.71          (0.98)         (5.33)           7.63
--------------------------------------------------------------------------------------------------------
  Total From
  Investment Operations            (0.02)          1.67          (1.02)         (5.33)           7.60
--------------------------------------------------------------------------------------------------------
Distributions
---------------------------------
  From Net Investment Income          --             --             --             --           (0.04)
---------------------------------
  From Net Realized Gains             --             --             --          (3.64)          (1.48)
--------------------------------------------------------------------------------------------------------
  Total Distributions                 --             --             --          (3.64)          (1.52)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period    $10.76         $10.78          $9.11         $10.13          $19.10
========================================================================================================
  TOTAL RETURN(3)                  (0.09)%        18.33%        (10.07)%       (33.08)%         62.61%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                1.00%         1.00%           1.00%          1.00%          1.00%
---------------------------------
Ratio of Net Investment Loss
to Average Net Assets              (0.44)%       (0.39)%         (0.37)%        (0.02)%        (0.17)%
---------------------------------
Portfolio Turnover Rate               264%          129%            128%           152%           119%
---------------------------------
Net Assets, End of Period
(in millions)                       $1,148        $1,227          $1,010         $1,206         $1,975
--------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
28

Heritage - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
-------------------------------------------------------------------------------------------------------
                                                       INSTITUTIONAL CLASS
-------------------------------------------------------------------------------------------------------
                                 2004           2003           2002           2001           2000
PER-SHARE DATA

Net Asset Value,
Beginning of Period             $10.86          $9.17         $10.17         $19.14          $13.04
-------------------------------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------------
  Net Investment
  Income (Loss)(1)               (0.03)         (0.01)         (0.02)            --(2)           --(2)
--------------------------------
  Net Realized and
  Unrealized Gain (Loss)          0.04           1.70          (0.98)         (5.30)           7.65
-------------------------------------------------------------------------------------------------------
  Total From
  Investment Operations           0.01           1.69          (1.00)         (5.30)           7.65
-------------------------------------------------------------------------------------------------------
Distributions
-------------------------------
  From Net Investment Income        --             --             --             --           (0.07)
-------------------------------
  From Net Realized Gains           --             --             --          (3.67)          (1.48)
-------------------------------------------------------------------------------------------------------
  Total Distributions               --             --             --          (3.67)          (1.55)
-------------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $10.87         $10.86          $9.17         $10.17          $19.14
=======================================================================================================
  TOTAL RETURN(3)                 0.09%         18.43%        (9.83)%        (32.84)%         63.00%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets             0.80%          0.80%          0.80%           0.80%          0.80%
-------------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets           (0.24)%        (0.19)%        (0.17)%           0.18%          0.03%
-------------------------------
Portfolio Turnover Rate            264%           129%           128%            152%           119%
-------------------------------
Net Assets, End of Period
(in thousands)                  $58,259        $73,735       $152,256         $79,882         $8,302
-------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
29

Heritage - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------
                                                           ADVISOR CLASS
--------------------------------------------------------------------------------------------------------
                                  2004           2003           2002           2001           2000

PER-SHARE DATA

Net Asset Value,
Beginning of Period             $10.68          $9.05         $10.09         $19.05          $12.98
--------------------------------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------------
  Net Investment Loss(1)         (0.07)         (0.06)         (0.06)         (0.04)          (0.07)
--------------------------------
  Net Realized and
  Unrealized Gain (Loss)          0.03           1.69          (0.98)         (5.32)           7.62
--------------------------------------------------------------------------------------------------------
  Total From
  Investment Operations          (0.04)          1.63          (1.04)         (5.36)           7.55
--------------------------------------------------------------------------------------------------------
Distributions
-------------------------------
  From Net Investment Income        --             --             --             --              --(2)
--------------------------------
  From Net Realized Gains           --             --             --          (3.60)          (1.48)
--------------------------------------------------------------------------------------------------------
  Total Distributions               --             --             --          (3.60)          (1.48)
--------------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $10.64         $10.68          $9.05         $10.09          $19.05
========================================================================================================
  TOTAL RETURN(3)                (0.37)%        18.01%        (10.31)%       (33.30)%         62.26%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets              1.25%         1.25%           1.25%          1.25%          1.25%
--------------------------------
Ratio of Net Investment Loss
to Average Net Assets            (0.69)%       (0.64)%         (0.62)%        (0.27)%        (0.42)%
--------------------------------
Portfolio Turnover Rate             264%          129%            128%           152%           119%
--------------------------------
Net Assets, End of Period
(in thousands)                   $15,623       $13,668          $3,737         $2,146         $2,127
--------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
30

Heritage - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
-----------------------------------------------------------------------------------------
                                                      C CLASS
-----------------------------------------------------------------------------------------
                                 2004           2003           2002          2001(1)

PER-SHARE DATA

Net Asset Value,
Beginning of Period             $10.54          $8.99         $10.10          $12.43
-----------------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------------
  Net Investment Loss(2)         (0.15)         (0.13)         (0.13)          (0.06)
-------------------------------
  Net Realized and
  Unrealized Gain (Loss)          0.02           1.68          (0.98)          (2.27)
-----------------------------------------------------------------------------------------
  Total From
  Investment Operations          (0.13)          1.55          (1.11)          (2.33)
-----------------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $10.41         $10.54          $8.99          $10.10
=========================================================================================
  TOTAL RETURN(3)                (1.23)%        17.24%        (10.99)%        (18.74)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets              2.00%         2.00%           2.00%        2.00%(4)
--------------------------------
Ratio of Net Investment Loss
to Average Net Assets            (1.44)%       (1.39)%         (1.37)%      (1.50)%(4)
--------------------------------
Portfolio Turnover Rate             264%          129%            128%         152%(5)
--------------------------------
Net Assets, End of Period
(in thousands)                      $889          $872            $146              $3
-----------------------------------------------------------------------------------------

(1) June 26, 2001 (commencement of sale) through October 31, 2001.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2001.

See Notes to Financial Statements.

------
31

Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------
                                                          INVESTOR CLASS
--------------------------------------------------------------------------------------------------------
                                  2004           2003           2002           2001           2000

PER-SHARE DATA

Net Asset Value,
Beginning of Period             $17.26         $14.80         $17.85         $31.09          $31.60
--------------------------------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------------
  Net Investment
  Income (Loss)(1)               (0.01)          0.01          (0.01)            --(2)        (0.10)
-------------------------------
  Net Realized and
  Unrealized Gain (Loss)          1.18           2.45          (3.04)         (9.66)           3.73
--------------------------------------------------------------------------------------------------------
  Total From
  Investment Operations           1.17           2.46          (3.05)         (9.66)           3.63
--------------------------------------------------------------------------------------------------------
Distributions
-------------------------------
  From Net Realized Gains           --             --             --          (3.58)          (4.14)
--------------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $18.43         $17.26         $14.80         $17.85          $31.09
========================================================================================================
  TOTAL RETURN(3)                 6.78%         16.62%        (17.09)%       (34.14)%         11.49%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets             1.00%          1.00%           1.00%          1.00%          1.00%
-------------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets           (0.07)%          0.05%         (0.04)%        (0.01)%        (0.30)%
-------------------------------
Portfolio Turnover Rate            131%           159%            135%           114%           102%
-------------------------------
Net Assets, End of Period
(in millions)                    $4,176         $4,350          $3,951         $5,715         $9,557
--------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
32

Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------
                                                       INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------------------
                                 2004           2003           2002           2001           2000

PER-SHARE DATA

Net Asset Value,
Beginning of Period             $17.38         $14.87         $17.90         $31.15          $31.66
--------------------------------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------------
  Net Investment
  Income (Loss)(1)                0.02           0.04           0.02           0.04           (0.03)
-------------------------------
  Net Realized and
  Unrealized Gain (Loss)          1.19           2.47          (3.05)         (9.65)           3.72
--------------------------------------------------------------------------------------------------------
  Total From
  Investment Operations           1.21           2.51          (3.03)         (9.61)           3.69
--------------------------------------------------------------------------------------------------------
Distributions
-------------------------------
  From Net Realized Gains           --             --             --          (3.64)          (4.20)
--------------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $18.59         $17.38         $14.87         $17.90          $31.15
========================================================================================================
  TOTAL RETURN(2)                 6.96%         16.88%        (16.93)%       (33.94)%         11.70%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets             0.80%          0.80%           0.80%          0.80%          0.80%
--------------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets             0.13%          0.25%           0.16%          0.19%        (0.10)%
--------------------------------
Portfolio Turnover Rate            131%           159%            135%           114%           102%
--------------------------------
Net Assets, End of Period
(in thousands)                 $685,090       $618,569        $455,807        $84,189        $98,239
--------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
33

Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------
                                                          ADVISOR CLASS
--------------------------------------------------------------------------------------------------------
                                 2004           2003           2002           2001           2000

PER-SHARE DATA

Net Asset Value,
Beginning of Period             $17.11         $14.70         $17.78         $31.01          $31.52
--------------------------------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------------
  Net Investment Loss(1)         (0.06)         (0.03)         (0.05)         (0.06)          (0.19)
-------------------------------
  Net Realized and
  Unrealized Gain (Loss)          1.17           2.44          (3.03)         (9.66)           3.73
--------------------------------------------------------------------------------------------------------
  Total From
  Investment Operations           1.11           2.41          (3.08)         (9.72)           3.54
--------------------------------------------------------------------------------------------------------
Distributions
-------------------------------
  From Net Realized Gains           --             --             --          (3.51)          (4.05)
--------------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $18.22         $17.11         $14.70         $17.78          $31.01
========================================================================================================
  TOTAL RETURN(2)                 6.49%         16.39%        (17.32)%       (34.40)%         11.23%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets             1.25%          1.25%           1.25%          1.25%          1.25%
--------------------------------
Ratio of Net Investment Loss
to Average Net Assets           (0.32)%        (0.20)%         (0.29)%        (0.26)%        (0.55)%
--------------------------------
Portfolio Turnover Rate            131%           159%            135%           114%           102%
--------------------------------
Net Assets, End of Period
(in thousands)                  $76,962        $55,010         $32,530        $25,272        $24,750
--------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
34

Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                               C CLASS
--------------------------------------------------------------------------------
                                 2004           2003          2002(1)

PER-SHARE DATA

Net Asset Value,
Beginning of Period             $16.95         $14.66          $19.38
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------------
  Net Investment Loss(2)         (0.19)         (0.15)          (0.16)
-------------------------------
  Net Realized and
  Unrealized Gain (Loss)          1.15           2.44           (4.56)
--------------------------------------------------------------------------------
  Total From
  Investment Operations           0.96           2.29           (4.72)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                   $17.91         $16.95          $14.66
================================================================================
  TOTAL RETURN(3)                 5.66%         15.62%         (24.36)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets             2.00%          2.00%         2.00%(4)
-------------------------------
Ratio of Net Investment Loss
to Average Net Assets           (1.07)%        (0.95)%       (0.99)%(4)
-------------------------------
Portfolio Turnover Rate            131%           159%          135%(5)
-------------------------------
Net Assets, End of Period
(in thousands)                     $632           $623             $482
--------------------------------------------------------------------------------

(1) November 28, 2001 (commencement of sale) through October 31, 2002.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2002.

See Notes to Financial Statements.

------
35

Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
-------------------------------------------------------------------------------
                                                               R CLASS
-------------------------------------------------------------------------------
                                                         2004       2003(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period                    $17.25      $16.56
-------------------------------------------------------------------------------
Income From Investment Operations
----------------------------------------------------
  Net Investment Loss(2)                                 (0.13)      (0.02)
----------------------------------------------------
  Net Realized and Unrealized Gain                        1.20        0.71
-------------------------------------------------------------------------------
  Total From Investment Operations                        1.07        0.69
-------------------------------------------------------------------------------
Net Asset Value, End of Period                          $18.32      $17.25
===============================================================================
  TOTAL RETURN(3)                                         6.20%       4.17%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets         1.50%    1.50%(4)
----------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets      (0.57)%  (0.58)%(4)
----------------------------------------------------
Portfolio Turnover Rate                                    131%     159%(5)
----------------------------------------------------
Net Assets, End of Period (in thousands)                    $12          $3
-------------------------------------------------------------------------------

(1) August 29, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
36

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
American Century Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Heritage Fund and Growth Fund, (collectively, the "Funds"), two of the funds comprising American Century Mutual Funds, Inc., as of October 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented.
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of
Heritage Fund and Growth Fund as of October 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 15, 2004

------
37

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services Corporation (ACSC).

The other directors (more than three-fourths of the total numbers) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC. The directors serve in this capacity for six registered investment companies in the American Century family of funds.

All persons named as officers of the funds also serve in a similar capacity for the other 13 investment companies advised by ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

 INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1940

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 23

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1945

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------
D.D. (DEL) HOCK 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1935

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman,
Public Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies,
Inc. and J.D. Edwards & Company
--------------------------------------------------------------------------------

                                                                   (continued)

------
38

Management

--------------------------------------------------------------------------------
DONALD H. PRATT 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1937

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1943

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer, and Founder, Sayers Computer Source

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1945

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 9

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Chief
Integration Officer, Sprint Corporation (September 2003 to present); Senior Vice
President - Financial Services, Sprint Corporation (January 2003 to September
2003); Senior Vice President, Finance - Global Markets Group, Sprint Corporation
(November 1998 to January 2003)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1961

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

 INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1) 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1924

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 45

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and
Controlling shareholder, ACC; Chairman, ACSC and other ACC subsidiaries;
Director, ACIM, ACSC and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1) 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1959

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 13

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000
To present); Chief Executive Officer, ACC (June 1996 to September 2000);
Director, ACC, ACIM, ACSC and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                   (continued)

------
39

Management

 OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1955

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); President, ACIS (July
2003 to present); Chief Operating Officer, ACC (June 1996 to September 2000);
Also serves as: Executive Vice President, ACSC and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1946

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); President, ACSC (January 1999 to present); Executive Vice President, ACC
(May 1995 to present); Also serves as: Executive Vice President and Chief
Financial Officer, ACIM, ACIS and other ACC subsidiaries; and Treasurer, ACIM
--------------------------------------------------------------------------------
MARYANNE ROEPKE 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1956

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President (April 1998
to present) and Assistant Treasurer, ACSC (September 1985 to present)
--------------------------------------------------------------------------------
DAVID C. TUCKER 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1958

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and General
Counsel, ACIM, ACIS, ACSC and other ACC subsidiaries (June 1998 to present);
Vice President and General Counsel, ACC (June 1998 to present)
--------------------------------------------------------------------------------
DAVID H. REINMILLER 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1963

POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer

LENGTH OF TIME SERVED (YEARS): 3 and less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACSC and
ACIM (March 2001 to present); Vice President, ACSC (March 2000 to present);
Vice President, ACIM (March 2002 to present); Vice President, ACIS (March 2003 to present); Assistant General Counsel, ACSC (December 1996 to January 2001);
Associate General Counsel, ACSC (July 2001 to present)
--------------------------------------------------------------------------------
ROBERT LEACH 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1966

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February
2000 to present); Controller-Fund Accounting, ACSC (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1967

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Director, American Century Employee
Benefit Services, Inc. (February 2000 to December 2003); Treasurer, American
Century Employee Benefit Services, Inc. (December 2000 to December 2003);
Treasurer, American Century Ventures, Inc. (December 1999 to April 2001)
--------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge upon request by calling 1-800-345-2021.

------
40

Share Class Information

Four classes of shares are authorized for sale by Heritage: Investor Class,
Institutional Class, Advisor Class, and C Class. Five classes of shares are authorized by Growth: Investor Class, Institutional Class, Advisor Class, C
Class, and R Class. The total expense ratios of Advisor, C, and R Class shares are higher than that of Investor Class shares; the total expense ratio of
Institutional Class shares is lower than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through a broker-dealer, which may require payment of a transaction fee to the broker.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of
Institutional Class shares is 0.20% less than the total expense ratio of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

C CLASS shares are sold primarily through employer sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. C Class shares also are subject to a Rule 12b-1 service and distribution fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. R Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
41

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment manager, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the manager uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment manager voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their Web site at americancentury.com and, upon request, by calling
1-800-345-2021.

------
42

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL MIDCAP INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000 GROWTH INDEX  measures the performance of those Russell 1000 companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
43

Notes

------
44

[inside back cover -- blank]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                               PRSRT STD
P.O. Box 419200                                        U.S. POSTAGE PAID
Kansas City, MO 64141-6200                             AMERICAN CENTURY
                                                           COMPANIES

The American Century Investments logo, American Century
and American Century Investments are service marks
of American Century Services Corporation.

0412                             American Century Investment Services, Inc.
SH-ANN-40955S                    (c)2004 American Century Services Corporation

[front cover]

OCTOBER 31, 2004

American Century Investments
Annual Report

[photo of market line chart]
[photo of starfish]
[photo of bridge]

Giftrust(reg.tm) Fund

[american century investments logo and text logo]

Our Message to You.......................................................   1

GIFTRUST

FINANCIAL STATEMENTS

OTHER INFORMATION
Management...............................................................  19
Additional Information...................................................  22

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

JAMES E. STOWERS III  WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the annual report for the Giftrust fund for the year ended October 31, 2004.

The report includes comparative performance figures, portfolio and market commentaries, summary tables, a full list of portfolio holdings, and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Through our Web site, americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Your next shareholder report for this fund will be the semiannual report dated
April 30, 2005, available in approximately six months.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CHAIRMAN

/s/James E. Stowers III
James E. Stowers III
CO-CHAIRMAN OF THE BOARD

------
1

Giftrust - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2004
                                      --------------------------------
                                          AVERAGE ANNUAL RETURNS
-----------------------------------------------------------------------------------------
                                                               SINCE       INCEPTION
                        1 YEAR      5 YEARS     10 YEARS     INCEPTION        DATE
-----------------------------------------------------------------------------------------
GIFTRUST(1)            -1.64%      -6.88%        1.23%        11.30%      11/25/1983
-----------------------------------------------------------------------------------------
RUSSELL MIDCAP
GROWTH INDEX            8.77%      -0.19%        9.81%         N/A(2)         --
-----------------------------------------------------------------------------------------

(1)  Returns would have been lower if  management  fees had not been waived from
     2/1/04 to 7/31/04.

(2)  Benchmark began 12/31/85.

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made October 31, 1994

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended October 31
----------------------------------------------------------------------------
                        1995       1996      1997       1998       1999
----------------------------------------------------------------------------
 Giftrust*             32.52%      9.72%     1.95%    -31.55%     59.05%
----------------------------------------------------------------------------
 Russell Midcap
 Growth Index          24.24%     17.95%    24.61%      2.43%     37.66%
----------------------------------------------------------------------------

Periods ended October 31
----------------------------------------------------------------------------
                        2000      2001       2002       2003       2004
----------------------------------------------------------------------------
 Giftrust*             63.10%   -56.36%    -15.38%     18.18%     -1.64%
----------------------------------------------------------------------------
 Russell Midcap
 Growth Index          38.67%   -42.78%    -17.61%     39.30%      8.77%
---------------------------------------------------------------------------

*Returns would have been lower if management fees had not been waived from
2/1/04 to 7/31/04.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
2

Shareholder Fee Example (Unaudited)

SHAREHOLDER FEE EXAMPLE

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

FUND HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

(continued)

------
3

Shareholder Fee Example (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                       EXPENSES PAID
                                     BEGINNING           ENDING       DURING PERIOD*   ANNUALIZED
                                    ACCOUNT VALUE     ACCOUNT VALUE      5/1/04 -        EXPENSE
                                       5/1/04           10/31/04         10/31/04        RATIO*

GIFTRUST SHAREHOLDER FEE EXAMPLE
Actual (after waiver)(1)              $1,000           $980.80            $2.39          0.48%
--------------------------------------------------------------------------------------------------
Actual (before waiver)                $1,000           $978.20            $4.97          1.00%
--------------------------------------------------------------------------------------------------
Hypothetical (after waiver)(1)        $1,000         $1,022.72            $2.44          0.48%
--------------------------------------------------------------------------------------------------
Hypothetical (before waiver)          $1,000         $1,020.11            $5.08          1.00%
--------------------------------------------------------------------------------------------------

*Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(1) During a portion of the year ended October 31, 2004, the manager voluntarily agreed to waive its management fee. The waiver was in effect from February 1,
    2004 to July 31, 2004. Had fees not been waived the annualized ratio of operating expenses to average net assets would have been 1.00%.

------
4

Giftrust - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGERS ON THE GIFTRUST INVESTMENT TEAM: PORTFOLIO MANAGER KURT
STALZER AND PORTFOLIO MANAGER DAVID ROSE

Giftrust fell 1.64%* in the twelve months ended October 31, 2004, while the
Russell Midcap Growth Index rose 8.77%. The average return of its mid-cap growth peers tracked by Morningstar was 5.68%.

During the year, Giftrust's management team changed. Portfolio manager Linda
Peterson left American Century in March. David Rose, who has been a portfolio manager with American Century since 2001, now co-manages Giftrust with Kurt
Stalzer.

The change in the management team brought about changes in the holdings in the portfolio. For example, NII Holdings was added to the portfolio in March and ended the period as the top contributor to performance. The Virginia-based company raised its growth forecast for wireless subscribers in Latin America on the heels of a healthy second-quarter report. A stock that was eliminated from the portfolio was Ross Stores. The portfolio managers became concerned about this discount retailer when it reported disappointing February sales, and the stock was sold at a profit before it experienced further deterioration in the market.

These changes occurred as the market fought a number of headwinds. The stock market started the year with the wind at its back as the upswing in economic growth and stock returns in the last months of 2003 carried into the new year.
But stock market gains eroded over the summer as the price of crude oil surged, short-term interest rates climbed on the back of three interest rate hikes and the economy moved through a softer period of growth. In the end, the small-cap stock indices outperformed the large-cap, and the value discipline significantly outperformed growth.

Against this backdrop, Giftrust's underperformance relative to the benchmark was largely attributable to stock selection in the industrials, financials and information technology sectors.

In the industrials sector, the portfolio was hurt by its investments in the commercial services industry. Corinthian Colleges was the top detractor during the period.

TOP TEN HOLDINGS
AS OF OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/04               4/30/04
--------------------------------------------------------------------------------
NII Holdings Inc. Cl B                    4.9%                  0.7%
--------------------------------------------------------------------------------
Royal Caribbean
Cruises Ltd.                              3.9%                  1.1%
--------------------------------------------------------------------------------
Bard (C.R.), Inc.                         3.3%                  2.1%
--------------------------------------------------------------------------------
National-Oilwell, Inc.                    2.9%                    --
--------------------------------------------------------------------------------
Capital One
Financial Corp.                           2.5%                  2.0%
--------------------------------------------------------------------------------
Expeditors International
of Washington, Inc.                       2.5%                  1.2%
--------------------------------------------------------------------------------
Aetna Inc.                                2.3%                    --
--------------------------------------------------------------------------------
Charles River Laboratories                2.1%                  1.3%
--------------------------------------------------------------------------------
BJ Services Co.                           1.9%                  1.2%
--------------------------------------------------------------------------------
XTO Energy Inc.                           1.9%                  0.7%
--------------------------------------------------------------------------------

* Returns would have been lower if management fees had not been waived from 2/1/04 to 7/31/04.

(continued)

------
5

Giftrust - Portfolio Commentary

Shares of this for-profit, post-secondary education school declined when
Corinthian lowered earnings and revenue targets and confirmed a government probe into its student loan applications.

The specter of rising interest rates loomed over financial stocks early in the calender year, and Giftrust's financial stake detracted from performance compared to the benchmark. New York Community Bank was one setback. The banking company narrowly missed earnings expectations, and analysts cited heavy investments in mortgage-backed securities as the culprit.

Information technology stocks also weighed on returns. Detractors included wireless-product manufacturer Sierra Wireless and "supercomputer" maker Cray.

Despite the overall negative performance of technology stocks, the Giftrust team found some pockets of success. For example, Zebra Technologies was a leading contributor. Already a market leader in the barcode-printer market, Zebra gained market share with its radio frequency identification technology for inventory management.

Within Giftrust's health care stake, C.R. Bard generated positive returns. The medical device maker reported that a sale of a company division, a number of new products and an expanded sales organization contributed to a surge in profit.

The best performing group in the market was the energy sector as tight supplies and strong demand fueled high oil prices. XTO Energy and BJ Services made substantial contributions to returns.

OUR COMMITMENT

The new Giftrust team remains committed to American Century's growth investment approach that has been in place for more than thirty years. They will continue to look for mid-sized and smaller companies with earnings, revenues and other key business fundamentals that are growing at an accelerating rate.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                           % OF                  % OF
                                        NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/04               4/30/04
--------------------------------------------------------------------------------
Energy Equipment &
Services                                 12.9%                  3.2%
--------------------------------------------------------------------------------
Hotels, Restaurants &
Leisure                                   9.5%                  5.2%
--------------------------------------------------------------------------------
Household Durables                        5.9%                  4.5%
--------------------------------------------------------------------------------
Wireless  Telecommunication
Services                                  5.8%                  1.4%
--------------------------------------------------------------------------------
Software                                  5.6%                  6.2%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/04               4/30/04
--------------------------------------------------------------------------------
Common Stocks                            99.6%                 97.7%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               1.1%                  2.8%
--------------------------------------------------------------------------------
Collateral Received
for Securities Lending                   21.3%                  2.4%
--------------------------------------------------------------------------------
TOTAL INVESTMENT
SECURITIES                              122.0%                102.9%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                        (22.0)%                (2.9)%
--------------------------------------------------------------------------------

------
6

Giftrust - Schedule of Investments

OCTOBER 31, 2004

Shares                        ($ IN THOUSANDS)                      Value
------------------------------------------------------------------------------
COMMON STOCKS - 99.6%
AEROSPACE & DEFENSE - 1.0%
------------------------------------------------------------------------------
          136,000    L-3 Communications
                     Holdings, Inc.(1)                            $    8,966
------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS - 2.5%
------------------------------------------------------------------------------
          377,000    Expeditors International
                     of Washington, Inc.                              21,527
------------------------------------------------------------------------------
AUTOMOBILES - 0.5%
------------------------------------------------------------------------------
           74,000    Harley-Davidson, Inc.                             4,260
------------------------------------------------------------------------------
BIOTECHNOLOGY - 3.7%
------------------------------------------------------------------------------
          389,000    Charles River Laboratories(1)(2)                 18,201
------------------------------------------------------------------------------
          280,000    Gilead Sciences, Inc.(1)(2)                       9,696
------------------------------------------------------------------------------
          133,000    United Therapeutics Corp.(1)(2)                   4,158
------------------------------------------------------------------------------
                                                                      32,055
------------------------------------------------------------------------------
CAPITAL MARKETS - 3.2%
------------------------------------------------------------------------------
          360,891    Investors Financial
                     Services Corporation(1)                          13,891
------------------------------------------------------------------------------
          251,949    T. Rowe Price Group Inc.                         14,051
------------------------------------------------------------------------------
                                                                      27,942
------------------------------------------------------------------------------
CHEMICALS - 1.7%
------------------------------------------------------------------------------
          507,077    Agrium Inc.                                       8,412
------------------------------------------------------------------------------
           21,000    Monsanto Co.                                        898
------------------------------------------------------------------------------
           83,000    Potash Corp. of Saskatchewan                      5,544
------------------------------------------------------------------------------
                                                                      14,854
------------------------------------------------------------------------------
COMMERCIAL BANKS - 1.4%
------------------------------------------------------------------------------
           97,780    East West BanCorp, Inc.                           3,915
------------------------------------------------------------------------------
          189,000    North Fork
                     Bancorporation, Inc.                              8,335
------------------------------------------------------------------------------
                                                                      12,250
------------------------------------------------------------------------------
COMMERCIAL SERVICES &
SUPPLIES - 2.0%
------------------------------------------------------------------------------
          171,000    Monster Worldwide Inc.(2)                         4,797
------------------------------------------------------------------------------
          483,000    Robert Half International Inc.(1)                12,814
------------------------------------------------------------------------------
                                                                      17,611
------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 2.2%
------------------------------------------------------------------------------
          274,821    Apple Computer, Inc.(2)                          14,436
------------------------------------------------------------------------------
          691,000    Brocade
                     Communications System(1)(2)                       4,692
------------------------------------------------------------------------------
                                                                      19,128
------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.3%
------------------------------------------------------------------------------
           75,000    Cemex SA de CV ADR                                2,174
------------------------------------------------------------------------------
CONSUMER FINANCE - 4.1%
------------------------------------------------------------------------------
          295,000    Capital One Financial Corp.                      21,759
------------------------------------------------------------------------------
          867,000    Providian Financial Corp.(2)                     13,482
------------------------------------------------------------------------------
                                                                      35,241
------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                       Value
------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL
SERVICES - 0.3%
------------------------------------------------------------------------------
           14,000    Chicago Mercantile Exchange
                     Holdings Inc.                              $      2,460
------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION
SERVICES - 0.8%
------------------------------------------------------------------------------
          318,000    Sprint Corp.                                      6,662
------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &
INSTRUMENTS - 2.6%
------------------------------------------------------------------------------
          254,796    Benchmark
                     Electronics Inc.(1)(2)                            8,655
------------------------------------------------------------------------------
          190,000    FLIR Systems Inc.(1)(2)                          10,111
------------------------------------------------------------------------------
          117,380    Paxar Corp.(2)                                    2,588
------------------------------------------------------------------------------
           23,014    Scansource Inc.(1)(2)                             1,425
------------------------------------------------------------------------------
                                                                      22,779
------------------------------------------------------------------------------
ENERGY EQUIPMENT &
SERVICES - 12.9%
------------------------------------------------------------------------------
          323,100    BJ Services Co.                                  16,478
------------------------------------------------------------------------------
          470,000    Global SantaFe Corp.                             13,865
------------------------------------------------------------------------------
          123,000    Grant Prideco, Inc.(2)                            2,529
------------------------------------------------------------------------------
          737,426    National-Oilwell, Inc.(1)(2)                     24,860
------------------------------------------------------------------------------
          187,000    Noble Corp.(2)                                    8,542
------------------------------------------------------------------------------
          524,000    Patterson-UTI Energy Inc.(1)                     10,077
------------------------------------------------------------------------------
          297,000    Rowan Companies, Inc.(2)                          7,582
------------------------------------------------------------------------------
          271,000    Smith International, Inc.(1)(2)                  15,740
-----------------------------------------------------------------------------
          190,246    Todco(2)                                          3,228
------------------------------------------------------------------------------
          194,000    Transocean Inc.(2)                                6,839
------------------------------------------------------------------------------
           32,000    Weatherford International Ltd.(2)                 1,672
------------------------------------------------------------------------------
                                                                     111,412
------------------------------------------------------------------------------
FOOD & STAPLES RETAILING - 0.5%
------------------------------------------------------------------------------
        1,274,000    Wal-Mart de Mexico
                     SA de CV, Series V ORD                            4,171
------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 5.6%
------------------------------------------------------------------------------
          494,800    Bard (C.R.), Inc.                                28,104
------------------------------------------------------------------------------
          200,936    Fisher Scientific
                     International(1)(2)                              11,526
------------------------------------------------------------------------------
           65,000    Guidant Corp.                                     4,330
------------------------------------------------------------------------------
          120,000    Varian Inc.(2)                                    4,378
------------------------------------------------------------------------------
                                                                      48,338
------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &
SERVICES - 3.8%
------------------------------------------------------------------------------
          207,311    Aetna Inc.                                       19,694
------------------------------------------------------------------------------
          264,000    Covance Inc.(2)                                  10,486
------------------------------------------------------------------------------
           58,872    Coventry Health Care Inc.(2)                      2,408
------------------------------------------------------------------------------
                                                                      32,588
------------------------------------------------------------------------------

See Notes to Financial Statements.                                 (continued)

------
7

Giftrust - Schedule of Investments

OCTOBER 31, 2004

Shares                        ($ IN THOUSANDS)                      Value
-----------------------------------------------------------------------------
HOTELS, RESTAURANTS &  LEISURE - 9.5%
-----------------------------------------------------------------------------
          220,440    Harrah's Entertainment, Inc.               $     12,900
------------------------------------------------------------------------------
          787,499    Hilton Hotels Corporation                        15,671
------------------------------------------------------------------------------
          724,264    Royal Caribbean Cruises Ltd.(1)                  33,751
------------------------------------------------------------------------------
           89,765    Starwood Hotels &
                     Resorts Worldwide, Inc.                           4,284
------------------------------------------------------------------------------
           89,000    Station Casinos Inc.                              4,535
------------------------------------------------------------------------------
          388,213    WMS Industries Inc.(1)(2)                        11,355
------------------------------------------------------------------------------
                                                                      82,496
------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 5.9%
------------------------------------------------------------------------------
          146,000    Black & Decker Corporation                       11,721
------------------------------------------------------------------------------
          213,000    Garmin Ltd.(1)                                   10,650
------------------------------------------------------------------------------
           41,000    Harman International
                     Industries Inc.                                   4,927
------------------------------------------------------------------------------
           82,000    Hovnanian Enterprises Inc.(1)(2)                  3,078
------------------------------------------------------------------------------
          112,000    KB Home(1)                                        9,212
------------------------------------------------------------------------------
          239,000    Toll Brothers Inc.(1)(2)                         11,078
------------------------------------------------------------------------------
                                                                      50,666
------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 1.1%
------------------------------------------------------------------------------
          134,000    Textron Inc.                                      9,132
------------------------------------------------------------------------------
INTERNET SOFTWARE &
SERVICES - 2.5%
------------------------------------------------------------------------------
          183,402    Websense Inc.(1)(2)                               7,441
------------------------------------------------------------------------------
          384,000    Yahoo! Inc.(2)                                   13,897
------------------------------------------------------------------------------
                                                                      21,338
------------------------------------------------------------------------------
IT SERVICES - 2.6%
------------------------------------------------------------------------------
          159,000    CACI International Inc.(1)(2)                     9,695
------------------------------------------------------------------------------
          154,000    Computer Sciences Corp.(2)                        7,649
------------------------------------------------------------------------------
           90,000    Global Payments Inc.(1)                           4,928
------------------------------------------------------------------------------
                                                                      22,272
------------------------------------------------------------------------------
MEDIA - 1.0%
------------------------------------------------------------------------------
            8,570    DreamWorks Animation
                     SKG Inc.(2)                                         335
------------------------------------------------------------------------------
          270,000    EchoStar Communications
                     Corp. Cl A(2)                                     8,537
------------------------------------------------------------------------------
                                                                       8,872
-----------------------------------------------------------------------------
METALS & MINING - 0.7%
------------------------------------------------------------------------------
          594,976    Coeur d'Alene Mines
                     Corporation(1)(2)                                 2,945
------------------------------------------------------------------------------
           93,000    Freeport-McMoRan Copper &
                     Gold, Inc. Cl B(1)                                3,369
------------------------------------------------------------------------------
                                                                       6,314
------------------------------------------------------------------------------
MULTI-UTILITIES &
UNREGULATED POWER - 1.2%
------------------------------------------------------------------------------
          219,000    Questar Corp.                                    10,512
------------------------------------------------------------------------------
MULTILINE RETAIL - 1.7%
------------------------------------------------------------------------------
          287,000    Kohl's Corp.(2)                                  14,568
------------------------------------------------------------------------------
OFFICE ELECTRONICS - 1.1%
------------------------------------------------------------------------------
          185,263    Zebra Technologies Corp. Cl A(2)                  9,817
------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                       Value
------------------------------------------------------------------------------
OIL & GAS - 4.0%
------------------------------------------------------------------------------
           55,000    Forest Oil Corporation(2)                  $      1,678
------------------------------------------------------------------------------
          271,000    PetroKazakhstan Inc. Cl A                        10,000
------------------------------------------------------------------------------
          232,551    Western Gas Resources Inc.                        6,811
------------------------------------------------------------------------------
          480,500    XTO Energy Inc.                                  16,039
------------------------------------------------------------------------------
                                                                      34,528
------------------------------------------------------------------------------
PERSONAL PRODUCTS - 0.4%
------------------------------------------------------------------------------
           76,000    Alberto-Culver
                     Company Cl B                                      3,409
------------------------------------------------------------------------------
PHARMACEUTICALS - 2.1%
------------------------------------------------------------------------------
          276,000    Elan Corp. plc ADR(1)(2)                          7,121
------------------------------------------------------------------------------
          101,000    Endo Pharmaceuticals
                     Holdings Inc.(1)(2)                               2,202
------------------------------------------------------------------------------

          217,424    Medicis Pharmaceutical
                     Corp. Cl A(1)                                     8,842
------------------------------------------------------------------------------
                                                                      18,165
------------------------------------------------------------------------------
ROAD & RAIL - 1.0%
------------------------------------------------------------------------------
          146,000    Burlington Northern
                     Santa Fe Corp.                                    6,104
------------------------------------------------------------------------------
           60,000    J.B. Hunt Transport
                     Services, Inc.                                    2,452
------------------------------------------------------------------------------
                                                                       8,556
------------------------------------------------------------------------------
SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT - 0.5%
------------------------------------------------------------------------------
            4,021    NVIDIA Corp.(2)                                      58
------------------------------------------------------------------------------
          155,746    Tessera Technologies Inc.(1)(2)                   4,350
------------------------------------------------------------------------------
                                                                       4,408
------------------------------------------------------------------------------
SOFTWARE - 5.6%
------------------------------------------------------------------------------
           90,400    Autodesk, Inc.                                    4,769
------------------------------------------------------------------------------
          205,000    Citrix Systems, Inc.(2)                           4,947
------------------------------------------------------------------------------
          119,000    Hyperion Solutions Corp.(1)(2)                    4,775
------------------------------------------------------------------------------
          216,633    Kronos Inc.(1)(2)                                10,626
------------------------------------------------------------------------------
           95,386    Macromedia, Inc.(1)(2)                            2,589
------------------------------------------------------------------------------
          270,678    Parametric Technology Corp.(2)                    1,405
------------------------------------------------------------------------------
          178,863    RSA Security Inc.(1)(2)                           3,660
------------------------------------------------------------------------------
          279,000    Symantec Corp.(2)                                15,885
------------------------------------------------------------------------------
                                                                      48,656
------------------------------------------------------------------------------
SPECIALTY RETAIL - 1.2%
------------------------------------------------------------------------------
          134,000    Bebe Stores Inc.(1)                               4,137
------------------------------------------------------------------------------
          154,000    Chico's FAS, Inc.(1)(2)                           6,164
------------------------------------------------------------------------------
                                                                      10,301
------------------------------------------------------------------------------
TEXTILES, APPAREL &
LUXURY GOODS - 1.6%
------------------------------------------------------------------------------
          123,000    NIKE, Inc. Cl B                                  10,001
------------------------------------------------------------------------------
          110,000    Polo Ralph Lauren Corp.                           4,062
------------------------------------------------------------------------------
                                                                      14,063
------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE - 1.0%
------------------------------------------------------------------------------
           214,000    Doral Financial Corp.(1)                         8,984
------------------------------------------------------------------------------

See Notes to Financial Statements.                                 (continued)

------
8

Giftrust - Schedule of Investments

OCTOBER 31, 2004

Principal Amount              ($ IN THOUSANDS)                      Value
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION  SERVICES - 5.8%
--------------------------------------------------------------------------------
           61,000    America Movil SA
                     de CV Series L ADR                          $      2,684
--------------------------------------------------------------------------------
           296,000    Nextel Partners, Inc. Cl A(1)(2)                  4,984
--------------------------------------------------------------------------------
           957,012    NII Holdings Inc. Cl B(1)(2)                     42,367
--------------------------------------------------------------------------------
                                                                       50,035
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $757,893)                                                       861,510
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS - 1.1%

Repurchase Agreement, Goldman Sachs & Co.,
(collateralized by various U.S. Treasury
obligations 5.25%, 2/15/29, valued at $9,687),
in a joint trading account at 1.73%,
dated 10/29/04, due 11/1/04
(Delivery value $9,501)
(Cost $9,500)                                                           9,500
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                       Value
--------------------------------------------------------------------------------
COLLATERAL RECEIVED FOR SECURITIES
LENDING(3) - 21.3%
REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Repurchase Agreement, UBS AG,
(collateralized by various U.S. Government
Agency obligations), 1.875%, dated 10/29/04,
due 11/1/04 (Delivery value $178,904)                             $   178,876
--------------------------------------------------------------------------------
SHORT-TERM DEBT
--------------------------------------------------------------------------------
           $5,001  Citibank Omni-S Master Trust,
                   Series 2002-1, Class A VRN,
                   1.97%, 11/15/04, resets monthly
                   off the 1-month LIBOR plus
                   0.10% with no caps                                   5,001
--------------------------------------------------------------------------------
TOTAL COLLATERAL RECEIVED
FOR SECURITIES LENDING
(Cost $183,877)                                                       183,877
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 122.0%
(Cost $951,270)                                                    $1,054,887
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES - (22.0)%                              (190,176)
--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                          $  864,711
================================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*
                                                  ($ IN THOUSANDS)
    Contracts to Sell     Settlement Date      Value        Unrealized Gain
--------------------------------------------------------------------------------
11,978,785 MXN for USD       11/30/2004       $ 1,034             $1
                                           =====================================

(Value on Settlement Date $1,035)

*FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -
and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

LIBOR = London Interbank Offered Rate

MXN = Mexican Nuevo Peso

ORD = Foreign Ordinary Share

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

USD = United States Dollar

VRN = Variable Rate Note. Interest reset date is indicated, unless otherwise noted. Rate shown is effective October 31, 2004.

(1) Security, or a portion thereof, was on loan as of October 31, 2004.

(2) Non-income producing.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 4 in
    Notes to Financial Statements.)

See Notes to Financial Statements.

------
9

Statement of Assets and Liabilities

OCTOBER 31, 2004 (AMOUNTS IN THOUSANDS EXCEPT PER-SHARE AMOUNTS)

ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $767,393) -
including $181,237 of securites on loan                              $  871,010
--------------------------------------------------------------------
Investments made with cash collateral received for
securities on loan, at value (cost of $183,877)                         183,877
--------------------------------------------------------------------------------
Total investment securities, at value (cost of $951,270)              1,054,887
--------------------------------------------------------------------
Receivable for investments sold                                          17,045
--------------------------------------------------------------------
Receivable for forward foreign currency exchange contracts                    1
--------------------------------------------------------------------
Dividends and interest receivable                                           235
--------------------------------------------------------------------------------
                                                                      1,072,168
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------
Payable for collateral received on securities on loan                   183,877
--------------------------------------------------------------------
Disbursements in excess of demand deposit cash                               35
--------------------------------------------------------------------
Payable for investments purchased                                        22,821
--------------------------------------------------------------------
Accrued management fees                                                     724
--------------------------------------------------------------------------------
                                                                        207,457
--------------------------------------------------------------------------------
NET ASSETS                                                           $  864,711
================================================================================
CAPITAL SHARES, $0.01 PAR VALUE
Authorized                                                              200,000
================================================================================
Outstanding                                                              62,611
================================================================================
NET ASSET VALUE PER SHARE                                            $    13.81
================================================================================
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                              $1,325,161
--------------------------------------------------------------------
Accumulated net realized loss on investment and foreign currency
transactions                                                          (564,067)
--------------------------------------------------------------------
Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                         103,617
--------------------------------------------------------------------------------
                                                                     $  864,711
================================================================================

See Notes to Financial Statements.

------
10

Statement of Operations

YEAR ENDED OCTOBER 31, 2004  (AMOUNTS IN THOUSANDS)

INVESTMENT LOSS
--------------------------------------------------------------------------------
INCOME:
--------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $6)                      $    3,187
--------------------------------------------------------------------
Interest                                                                    269
--------------------------------------------------------------------
Securities lending                                                          155
--------------------------------------------------------------------------------
                                                                          3,611
--------------------------------------------------------------------------------

EXPENSES:
--------------------------------------------------------------------
Management fees                                                           8,874
--------------------------------------------------------------------
Directors' fees and expenses                                                 13
--------------------------------------------------------------------
Other expenses                                                                9
--------------------------------------------------------------------------------
                                                                          8,896
--------------------------------------------------------------------------------
Amount waived                                                           (4,516)
--------------------------------------------------------------------------------
                                                                          4,380
--------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                       (769)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investment and foreign currency transactions        42,726
--------------------------------------------------------------------
Change in net unrealized appreciation on investments and
translation of assets and liabilities in foreign currencies             (56,297)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS                                       (13,571)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                            $ (14,340)
================================================================================

See Notes to Financial Statements.

------
11

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2004 AND OCTOBER 31, 2003 (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                            2004        2003
--------------------------------------------------------------------------------
OPERATIONS
Net investment loss                                     $    (769)   $  (4,298)
---------------------------------------------------------
Net realized gain (loss)                                    42,726      (2,472)
---------------------------------------------------------
Change in net unrealized appreciation                      (56,297)     144,671
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                            (14,340)     137,901
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                                   13,366      15,126
---------------------------------------------------------
Payments for shares redeemed                               (30,236)    (12,861)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital
share transactions                                         (16,870)       2,265
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                      (31,210)     140,166
NET ASSETS
Beginning of period                                        895,921      755,755
--------------------------------------------------------------------------------
End of period                                             $864,711     $895,921
================================================================================
TRANSACTIONS IN SHARES OF THE FUND
Sold                                                           950        1,239
---------------------------------------------------------
Redeemed                                                    (2,159)     (1,042)
--------------------------------------------------------------------------------
Net increase (decrease) in shares of the fund               (1,209)         197
================================================================================

See Notes to Financial Statements.

------
12

Notes to Financial Statements

OCTOBER 31, 2004 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Giftrust Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of medium- and small-sized companies. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the investment manager, American Century Investment Management, Inc. (ACIM),
determines that the current market price of a security owned by a non-money market fund is not readily available, the investment manager may determine its fair value in accordance with procedures adopted by the Board of Directors if such fair value determination would materially impact a fund's net asset value.
Valuations may not be readily available if, for example: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New York Stock Exchange) that was likely to have changed the value of the security; a security has been declared in default; trading in a security has been halted during the trading day; or the demand for the security
(as reflected by its trading volume) is insufficient for quoted prices to be reliable.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar

                                                                   (continued)

------
13

Notes to Financial Statements

OCTOBER 31, 2004 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee for the fund before waiver is 1.00%. The manager voluntarily agreed to waive its management fee from February 1, 2004 through
July 31, 2004. For the year ended October 31, 2004, the effective annual management fee for the fund after waiver was 0.49%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment
Services, Inc., and the corporation's transfer agent, American Century Services
Corporation.

During the year ended October 31, 2004, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment Management,
Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co.
(JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

                                                                   (continued)

------
14

Notes to Financial Statements

OCTOBER 31, 2004 (AMOUNTS IN THOUSANDS)

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2004, were $2,272,171 and $2,246,798, respectively.

4. SECURITIES LENDING

As of October 31, 2004, securities in the fund valued at $181,237, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was
$183,877. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due.
If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $650 million unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended October 31, 2004.

6. FEDERAL TAX INFORMATION

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended October 31, 2004 and October 31, 2003.

                                                                     (continued)

------
15

Notes to Financial Statements

OCTOBER 31, 2004 (AMOUNTS IN THOUSANDS)

6. FEDERAL TAX INFORMATION (CONTINUED)

As of October 31, 2004, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments                                       $954,269
================================================================================
Gross tax appreciation of investments                                 $104,004
--------------------------------------------------------------------
Gross tax depreciation of investments                                  (3,386)
--------------------------------------------------------------------------------
Net tax appreciation of investments                                   $100,618
================================================================================
Net tax appreciation (depreciation) on derivatives and translation
of assets and liabilities in foreign currencies                            $--
--------------------------------------------------------------------------------
Net tax appreciation                                                  $100,618
================================================================================
Undistributed ordinary income                                              $--
--------------------------------------------------------------------
Accumulated long-term gains                                                $--
--------------------------------------------------------------------
Accumulated capital losses                                           (561,068)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

     2009                2010                  2011
-----------------------------------------------------------------------
  $(416,365)          $(138,462)             $(6,241)
-----------------------------------------------------------------------

------
16

Giftrust - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
----------------------------------------------------------------------------------------------------
                                             2004        2003        2002        2001       2000
PER-SHARE DATA

Net Asset Value, Beginning of Period        $14.04      $11.88      $14.04      $43.71      $26.80
----------------------------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
  Net Investment Loss(1)                     (0.01)      (0.07)      (0.06)      (0.02)     (0.32)
-------------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                     (0.22)       2.23       (2.10)     (21.07)      17.23
----------------------------------------------------------------------------------------------------
  Total From Investment Operations           (0.23)       2.16       (2.16)     (21.09)      16.91
----------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------
  From Net Realized Gains                       --          --          --       (8.58)         --
----------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period            $13.81      $14.04      $11.88      $14.04      $43.71
====================================================================================================
  TOTAL RETURN(2)                           (1.64)%      18.18%    (15.38)%    (56.36)%     63.10%

RATIOS/SUPPLEMENTAL DATA
  Ratio of Operating Expenses to
  Average Net Assets                          0.49%(3)    1.00%       1.00%       1.00%      1.00%
-------------------------------------------
  Ratio of Net Investment Loss to
  Average Net Assets                        (0.09)%(3)  (0.55)%     (0.42)%     (0.11)%    (0.75)%
-------------------------------------------
  Portfolio Turnover Rate                      260%        140%        140%        196%        92%
-------------------------------------------
  Net Assets, End of Period (in millions)      $865        $896        $756        $880     $2,086
----------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

(3) During a portion of the year ended October 31, 2004, the manager voluntarily agreed to waive its management fee. The waiver was in effect from February 1,
    2004 through July 31, 2004. Had fees not been waived the annualized ratio of operating expenses to average net assets and annualized ratio of net investment loss to average net assets would have been 1.00% and (0.60)%, respectively.

See Notes to Financial Statements.

------
17

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders American Century Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Giftrust Fund, (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc., as of October 31, 2004, and the
related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Giftrust Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
December 15, 2004

------
18

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services Corporation (ACSC).

The other directors (more than three-fourths of the total numbers) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC. The directors serve in this capacity for six registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 13 investment companies advised by ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 23
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH:  1945
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR:  41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion
Technologies, Inc. and  J.D. Edwards & Company
--------------------------------------------------------------------------------

                                                                     (continued)

------
19

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 8
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western
Investments, Inc.;  Retired Chairman of the Board, Butler Manufacturing
Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 3
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 9
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Chief
Integration Officer, Sprint Corporation (September 2003 to present); Senior Vice
President -- Financial Services, Sprint Corporation (January 2003 to September
2003); Senior Vice President, Finance -- Global Markets Group, Sprint
Corporation (November 1998 to January 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 2
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 45
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman,
Director, and controlling shareholder, ACC; Chairman, ACSC and other ACC subsidiaries; Director, ACIM, ACSC and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959 POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 13
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Chief Executive Officer, ACC (June 1996 to September 2000); Director,
ACC, ACIM, ACSC and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

------
20

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
LENGTH OF TIME SERVED (YEARS): 3
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); President, ACIS (July
2003 to present); Chief Operating Officer, ACC (June 1996 to  September 2000);
Also serves as: Executive Vice President, ACSC and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Executive Vice President
LENGTH OF TIME SERVED (YEARS): 8
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative
Officer, ACC (August 1997 to present); Chief Financial Officer, ACC (May 1995 to
October 2002); President, ACSC (January 1999 to present); Executive Vice
President, ACC (May 1995 to present); Also serves as: Executive Vice President and Chief Financial Officer, ACIM, ACIS and other ACC subsidiaries; and
Treasurer, ACIM
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer
LENGTH OF TIME SERVED (YEARS): 3
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President
(April 1998 to present) and Assistant Treasurer, ACSC (September 1985 to present)
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
LENGTH OF TIME SERVED (YEARS): 3
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and
General Counsel, ACIM, ACIS, ACSC and other ACC subsidiaries (June
1998 to present); Vice President and General Counsel,  ACC (June 1998 to
present)
--------------------------------------------------------------------------------
DAVID H. REINMILLER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer
LENGTH OF TIME SERVED (YEARS): 3 and less than 1 year
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer,
ACSC and ACIM (March 2001 to present); Vice President, ACSC
(March 2000 to present); Vice President, ACIM (March 2002 to present);
Vice President, ACIS (March 2003 to present); Assistant
General Counsel, ACSC (December 1996 to January 2001); Associate General
Counsel, ACSC (July 2001 to present)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Director, American Century Employee
Benefit Services, Inc. (February 2000 to December 2003); Treasurer, American
Century Employee Benefit Services, Inc. (December 2000 to December 2003);
Treasurer, American Century Ventures, Inc. (December 1999 to April 2001)
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-2021.

------
21

Additional Information

INDEX DEFINITION

The following index is used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. It is not an investment product available for purchase.

The RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell Midcap
Index companies (the 800 smallest of the 1,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment manager, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the manager uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment manager voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at americancentury.com and, upon request, by calling
1-800-345-2021.

------
22

Notes

------
23

Notes

------
24

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

      PRSRT STD
  U.S. POSTAGE PAID
   AMERICAN CENTURY
      COMPANIES

The American Century Investments logo, American Century
and American Century Investments are service marks
of American Century Services Corporation.

0412                                American Century Investment Services, Inc.
SH-ANN-40958S                       (c)2004 American Century Services Corporation

OCTOBER 31, 2004

American Century Investments
Annual Report

[photo of market line chart]
[photo of starfish]
[photo of bridge]

Select Fund
Capital Growth Fund
New Opportunities II Fund

PROSPECTUS SUPPLEMENT
ENCLOSED

[american century investments logo and text logo]

Our Message to You . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

SELECT

CAPITAL GROWTH

NEW OPPORTUNITIES II

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American
Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

JAMES E. STOWERS III
WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the annual report for the Select, Capital
Growth and New Opportunities II funds for the year ended October 31, 2004.

The report includes comparative performance figures, portfolio and market commentaries, summary tables, a full list of portfolio holdings, and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Through our Web site, americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Your next shareholder report for these funds will be the semiannual report dated
April 30, 2005, available in approximately six months.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CHAIRMAN

/s/James E. Stowers III
James E. Stowers III
CO-CHAIRMAN OF THE BOARD

------
1

Select - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2004
                                     -------------------------------
                                         AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                            SINCE     INCEPTION
                           1 YEAR    5 YEARS   10 YEARS   INCEPTION     DATE
--------------------------------------------------------------------------------
INVESTOR CLASS              3.05%    -5.21%      8.09%     13.92%     6/30/71(1)
--------------------------------------------------------------------------------
S&P 500 INDEX               9.42%    -2.22%     11.01%     11.20%        --
--------------------------------------------------------------------------------
Institutional Class         3.24%    -5.02%       --        5.36%     3/13/97
--------------------------------------------------------------------------------
Advisor Class               2.81%    -5.44%       --        2.35%      8/8/97
--------------------------------------------------------------------------------
A Class                                                               1/31/03
   No sales charge*         2.79%      --         --       13.57%(2)
   With sales charge*      -3.13%      --         --        9.79%(2)
--------------------------------------------------------------------------------
B Class                                                               1/31/03
   No sales charge*         2.03%      --         --       12.72%(2)
   With sales charge*      -1.97%      --         --       10.61%(2)
--------------------------------------------------------------------------------
C Class                     2.03%      --         --       12.78%(2)  1/31/03
--------------------------------------------------------------------------------

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
  Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
  pages for more about the applicable sales charges for each share class.
  The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)  Although the fund's actual inception date was 10/31/58, this inception date corresponds with the management company's implementation of its current investment philosophy and practices.

(2)  Class returns would have been lower if service and distribution fees had not been waived from 2/1/03 to 3/11/03, 2/1/03 to 2/11/03, and 2/1/03 to
     3/11/03 for the A, B, and C Class shares, respectively.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                     (continued)

------
2

Select - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made October 31, 1994

ONE-YEAR RETURNS OVER 10 YEARS
Periods ended October 31
------------------------------------------------------------------------------------------------
                  1995    1996    1997    1998    1999   2000     2001     2002    2003   2004
------------------------------------------------------------------------------------------------
Investor Class   15.02%  19.76%  27.89%  22.96%  31.22%  7.64%  -28.93%  -17.11%  17.11%  3.05%
------------------------------------------------------------------------------------------------
S&P 500 Index    26.44%  24.10%  32.11%  21.99%  25.67%  6.09%  -24.90%  -15.11%  20.80%  9.42%
------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Select - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGERS ON THE SELECT INVESTMENT TEAM: PORTFOLIO MANAGER JOHN SYKORA
AND PORTFOLIO MANAGER KEITH LEE.

Select gained 3.05%* during the year ended October 31, 2004 while the S&P 500
Index rose 9.42%. The average return of its large growth peers tracked by
Morningstar was 3.15%.

Corporate earnings reached 10-year highs in the fourth quarter of 2003 amid strong economic growth and low inflation. Against this backdrop, the broad market, as measured by the S&P 500, increased 8% in the first three months of the period covered by this report. But stock market gains eroded over the summer. The price of crude oil rose 78% to $51.78 a barrel, short-term interest rates climbed on the back of three interest rate hikes, and the annual real rate of economic growth decelerated from its 7.4% rate in the third quarter of 2003 to 3.9% by the third quarter of 2004.

The portfolio's health care stake was the top contributor to returns. The biggest lift came from the health care providers and services industry.
UnitedHealth Group was a leading contributor during the period. The managed care company reported stellar sales, earnings and customer growth and improved operating margin through a drop in operating costs. Pharmaceutical holding
Johnson & Johnson was also a source of strength, but not all was positive.
Drug-maker Eli Lilly & Co. was among the detractors in the portfolio.

Investments in the financial sector boosted the portfolio's performance.
Consumer finance and insurance companies led the rise. SLM Corp., better known as Sallie Mae, was a stand out performer. The student loan provider increased its earnings per share as its managed loan portfolio grew.

The insurance industry came under pressure late in the period when several companies were beset by regulatory and legal scrutiny. Nevertheless, all but one of Select's insurance holdings generated positive results. Insurance broker
Marsh & McLennan declined sharply and detracted from the portfolio's results.

TOP TEN HOLDINGS
AS OF OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/04               4/30/04
--------------------------------------------------------------------------------
UnitedHealth Group
Incorporated                              4.7%                  4.2%
--------------------------------------------------------------------------------
General Electric Co.                      3.7%                  3.0%
--------------------------------------------------------------------------------
Microsoft Corporation                     3.6%                  2.7%
--------------------------------------------------------------------------------
Four Seasons Hotels Inc.                  3.4%                  2.8%
--------------------------------------------------------------------------------
Carnival Corporation                      3.4%                  3.1%
--------------------------------------------------------------------------------
Johnson & Johnson                         3.2%                  2.8%
--------------------------------------------------------------------------------
Yankee Candle
Company Inc.                              3.1%                  2.1%
--------------------------------------------------------------------------------
Aramark Corp. Cl B                        3.0%                  4.3%
--------------------------------------------------------------------------------
American International
Group, Inc.                               2.9%                  3.4%
--------------------------------------------------------------------------------
Dell Inc.                                 2.8%                  2.5%
--------------------------------------------------------------------------------

* All fund returns referenced in this commentary are for Investor Class shares.

                                                                    (continued)

------
4

Select - Portfolio Commentary

Effective stock selection and an underweight position helped Select avoid much of the decline in the information technology sector, the worst performing area in the market. The portfolio was rewarded for the managers' selections in the IT services and software industries.

Semiconductor stocks finished the year as the market's worst-performing industry. Intel was among the industry's and the portfolio's largest detractors.
The chip giant cut sales and revenue estimates as semiconductor stocks were hit by falling demand and too-high inventories.

Discretionary consumer goods and services companies, the largest single stake on average, turned in mixed results. IAC/InterActive Corp. was the portfolio's top detractor during the period. The company's revenues declined as hotels and airlines sold more of their rooms and seats direct and not through the discount on-line travel sites, such as IAC's Hotels.com and Expedia.com.

On the positive side, Carnival Corp. was a leading contributor. The world's largest cruise company said higher ticket prices and onboard sales helped boost earnings.

In the industrials sector, Aramark Corp. was another leading detractor during the period. The company struggled with high costs for labor and new customer contracts in its food services business, which squeezed profit margins. The stock came under additional pressure late in the quarter when Aramark's CEO of one year was replaced by his predecessor, who had served from 1984 through 2003.

The best performing group in the market was the energy sector as tight supplies and strong demand fueled high oil prices. Exploration and production company EOG
Resources led the rise in Select's energy stake.

OUR COMMITMENT

The management team remains committed to seeking long-term capital growth by investing in stocks of companies they believe will increase in value over time.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       10/31/04               4/30/04
--------------------------------------------------------------------------------
Pharmaceuticals                          11.0%                 12.3%
--------------------------------------------------------------------------------
Hotels, Restaurants
& Leisure                                 7.6%                  6.6%
--------------------------------------------------------------------------------
Insurance                                 6.9%                  7.9%
--------------------------------------------------------------------------------
Commercial Services
& Supplies                                5.7%                  7.6%
--------------------------------------------------------------------------------
Software                                  5.4%                  3.9%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       10/31/04               4/30/04
--------------------------------------------------------------------------------
Common Stocks                            96.7%                 98.9%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               3.0%                  1.1%
--------------------------------------------------------------------------------
Collateral Received for
Securities Lending                        1.3%                  0.1%
--------------------------------------------------------------------------------
TOTAL INVESTMENT
SECURITIES                              101.0%                100.1%
--------------------------------------------------------------------------------
Other Assets & Liabilities              (1.0)%                (0.1)%
--------------------------------------------------------------------------------

------
5

Select - Schedule of Investments

OCTOBER 31, 2004

Shares                                                                Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 96.7%

AEROSPACE & DEFENSE -- 0.6%
--------------------------------------------------------------------------------
          238,000   General Dynamics Corp.                       $   24,304,560
--------------------------------------------------------------------------------

AUTOMOBILES -- 0.9%
--------------------------------------------------------------------------------
          629,000   Harley-Davidson, Inc.                            36,211,530
--------------------------------------------------------------------------------

BEVERAGES -- 4.3%
--------------------------------------------------------------------------------
          690,000   Anheuser-Busch
                    Companies, Inc.                                  34,465,500
--------------------------------------------------------------------------------
        1,380,000   Coca-Cola Company (The)                          56,110,800
--------------------------------------------------------------------------------
        1,512,300   PepsiCo, Inc.                                    74,979,834
--------------------------------------------------------------------------------
                                                                    165,556,134
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 2.5%
--------------------------------------------------------------------------------
          991,200   Amgen Inc.(1)                                    56,300,160
--------------------------------------------------------------------------------
           85,000   Genentech, Inc.(1)                                3,870,050
--------------------------------------------------------------------------------
          730,000   Gilead Sciences, Inc.(1)                         25,279,900
--------------------------------------------------------------------------------
          260,000   Neurocrine Biosciences Inc.(1)                   12,103,000
--------------------------------------------------------------------------------
                                                                     97,553,110
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 1.3%
--------------------------------------------------------------------------------
        1,489,370   Bank of New York Co., Inc. (The)                 48,344,950
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 0.9%
--------------------------------------------------------------------------------
          210,000   Fifth Third Bancorp                              10,329,900
--------------------------------------------------------------------------------
          811,000   U.S. Bancorp                                     23,202,710
--------------------------------------------------------------------------------
                                                                     33,532,610
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES -- 5.7%
--------------------------------------------------------------------------------
          140,000   Apollo Group Inc. Cl A(1)                         9,240,000
--------------------------------------------------------------------------------
        5,062,379   Aramark Corp. Cl B(2)                           114,156,646
--------------------------------------------------------------------------------
          345,000   Block (H & R), Inc.                              16,404,750
--------------------------------------------------------------------------------
        1,072,000   Cintas Corp.                                     46,246,080
--------------------------------------------------------------------------------
        1,274,800   Waste Management, Inc.                           36,306,304
--------------------------------------------------------------------------------
                                                                    222,353,780
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 1.7%
--------------------------------------------------------------------------------
        2,120,000   Cisco Systems Inc.(1)                            40,725,200
--------------------------------------------------------------------------------
          640,000   QUALCOMM Inc.                                    26,758,400
--------------------------------------------------------------------------------
                                                                     67,483,600
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 2.8%
--------------------------------------------------------------------------------
        3,035,100   Dell Inc.(1)                                    106,410,606
--------------------------------------------------------------------------------

CONSUMER FINANCE -- 2.9%
--------------------------------------------------------------------------------
          323,400   American Express Co.                             17,162,838
--------------------------------------------------------------------------------
        2,075,000   SLM Corporation                                  93,914,500
--------------------------------------------------------------------------------
                                                                    111,077,338
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 2.1%
--------------------------------------------------------------------------------
        1,848,966   Citigroup Inc.                                   82,038,621
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 0.8%
--------------------------------------------------------------------------------
          610,000   BJ Services Co.                                  31,110,000
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 0.9%
--------------------------------------------------------------------------------
          650,000   Wal-Mart Stores, Inc.                            35,048,000
--------------------------------------------------------------------------------

Shares                                                                Value
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 1.7%
--------------------------------------------------------------------------------
          273,667   Nestle SA ORD                                $   64,820,987
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 1.8%
--------------------------------------------------------------------------------
          205,000   Inamed Corp.(1)                                  10,895,750
--------------------------------------------------------------------------------
          965,100   Medtronic, Inc.                                  49,326,261
--------------------------------------------------------------------------------
           95,000   Stryker Corp.                                     4,093,550
--------------------------------------------------------------------------------
           60,000   Zimmer Holdings Inc.(1)                           4,655,400
--------------------------------------------------------------------------------
                                                                     68,970,961
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 4.7%
--------------------------------------------------------------------------------
        2,490,000   UnitedHealth Group
                    Incorporated                                    180,276,000
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 7.6%
--------------------------------------------------------------------------------
        2,555,000   Carnival Corporation                            129,180,800
--------------------------------------------------------------------------------
          789,802   Cheesecake Factory Inc.(1)                       34,285,305
--------------------------------------------------------------------------------
        1,960,000   Four Seasons Hotels Inc.(2)(3)                  132,535,200
--------------------------------------------------------------------------------
                                                                    296,001,305
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 3.1%
--------------------------------------------------------------------------------
        4,347,500   Yankee Candle
                    Company Inc.(1)(2)(3)                           120,425,750
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 1.0%
--------------------------------------------------------------------------------
          225,000   Colgate-Palmolive Co.                            10,039,500
--------------------------------------------------------------------------------
          528,600   Procter & Gamble Co. (The)                       27,053,748
--------------------------------------------------------------------------------
                                                                     37,093,248
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 3.7%
--------------------------------------------------------------------------------
        4,155,700   General Electric Co.                            141,792,484
--------------------------------------------------------------------------------

INSURANCE -- 6.9%
--------------------------------------------------------------------------------
        1,809,625   American International
                    Group, Inc.                                     109,862,334
--------------------------------------------------------------------------------
          879,272   Axis Capital Holdings Limited                    22,034,556
--------------------------------------------------------------------------------
              698   Berkshire Hathaway Inc. Cl A(1)                  58,806,500
--------------------------------------------------------------------------------
           20,624   Berkshire Hathaway Inc. Cl B(1)                  57,829,696
--------------------------------------------------------------------------------
          742,000   Marsh & McLennan
                    Companies Inc.                                   20,523,720
--------------------------------------------------------------------------------
                                                                    269,056,806
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL -- 4.2%
--------------------------------------------------------------------------------
          555,000   Amazon.com, Inc.(1)                              18,942,150
--------------------------------------------------------------------------------
          685,000   eBay Inc.(1)                                     66,862,850
--------------------------------------------------------------------------------
        3,508,961   IAC/InterActiveCorp(1)(2)                        75,863,737
--------------------------------------------------------------------------------
                                                                    161,668,737
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES -- 0.1%
--------------------------------------------------------------------------------
           65,000   Yahoo! Inc.(1)                                    2,352,350
--------------------------------------------------------------------------------

IT SERVICES -- 2.3%
--------------------------------------------------------------------------------
          804,000   DST Systems, Inc.(1)(2)                          36,059,400
--------------------------------------------------------------------------------
          305,000   First Data Corp.                                 12,590,400
--------------------------------------------------------------------------------
        1,170,000   Paychex, Inc.                                    38,368,980
--------------------------------------------------------------------------------
                                                                     87,018,780
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
6

Select - Schedule of Investments

OCTOBER 31, 2004

Shares                                                                Value
--------------------------------------------------------------------------------

MACHINERY -- 1.1%
--------------------------------------------------------------------------------
        1,100,000   Dover Corp.                                  $   43,197,000
--------------------------------------------------------------------------------

MEDIA -- 0.3%
--------------------------------------------------------------------------------
          460,000   Westwood One, Inc.(1)                            10,616,800
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 1.1%
--------------------------------------------------------------------------------
          776,000   Kohl's Corp.(1)                                  39,389,760
--------------------------------------------------------------------------------
           45,400   Target Corporation                                2,270,908
--------------------------------------------------------------------------------
                                                                     41,660,668
--------------------------------------------------------------------------------

OIL & GAS -- 2.6%
--------------------------------------------------------------------------------
          501,380   Apache Corp.                                     25,419,966
--------------------------------------------------------------------------------
          255,000   BP plc ADR                                       14,853,750
--------------------------------------------------------------------------------
          330,500   EOG Resources Inc.(2)                            21,998,080
--------------------------------------------------------------------------------
          440,000   Exxon Mobil Corp.                                21,656,800
--------------------------------------------------------------------------------
          535,000   Pioneer Natural Resources Co.                    17,334,000
--------------------------------------------------------------------------------
                                                                    101,262,596
--------------------------------------------------------------------------------

PERSONAL PRODUCTS -- 1.1%
--------------------------------------------------------------------------------
        1,002,000   Estee Lauder
                    Companies, Inc. Cl A                             43,035,900
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 11.0%
--------------------------------------------------------------------------------
        1,180,000   Altana AG ORD                                    59,752,161
--------------------------------------------------------------------------------
          340,000   Barr Pharmaceuticals Inc.(1)(2)                  12,801,000
--------------------------------------------------------------------------------
          823,400   Eli Lilly and Company                            45,212,894
--------------------------------------------------------------------------------
        1,188,000   Forest Laboratories, Inc. Cl A(1)                52,984,800
--------------------------------------------------------------------------------
        2,107,400   Johnson & Johnson                               123,030,013
--------------------------------------------------------------------------------
          678,631   Novartis AG ORD                                  32,403,587
--------------------------------------------------------------------------------
        1,455,275   Pfizer, Inc.                                     42,130,211
--------------------------------------------------------------------------------
        2,265,000   Teva Pharmaceutical
                    Industries Ltd. ADR                              58,890,000
--------------------------------------------------------------------------------
                                                                    427,204,666
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 2.9%
--------------------------------------------------------------------------------
          780,000   Applied Materials, Inc.(1)                       12,558,000
--------------------------------------------------------------------------------
        1,000,000   Integrated Circuit
                    Systems, Inc.(1)(2)                              22,550,000
--------------------------------------------------------------------------------
        2,375,000   Intel Corp.                                      52,867,500
--------------------------------------------------------------------------------
           95,000   KLA-Tencor Corp.(1)                               4,325,350
--------------------------------------------------------------------------------
          280,000   Linear Technology Corp.                          10,606,400
--------------------------------------------------------------------------------
           75,000   Microchip Technology Inc.                         2,268,750
--------------------------------------------------------------------------------
          105,000   Texas Instruments Inc.                            2,567,250
--------------------------------------------------------------------------------
          145,000   Xilinx, Inc.                                      4,437,000
--------------------------------------------------------------------------------
                                                                    112,180,250
--------------------------------------------------------------------------------

SOFTWARE -- 5.4%
--------------------------------------------------------------------------------
          790,000   Citrix Systems, Inc.(1)                          19,062,700
--------------------------------------------------------------------------------
          135,000   Electronic Arts Inc.(1)                           6,064,200
--------------------------------------------------------------------------------
        4,922,800   Microsoft Corporation                           137,789,172
--------------------------------------------------------------------------------
        2,090,000   Oracle Corp.(1)                                  26,459,400
--------------------------------------------------------------------------------
          405,000   SAP AG ADR                                       17,273,250
--------------------------------------------------------------------------------
                                                                    206,648,722
--------------------------------------------------------------------------------

Shares                                                                Value
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 4.2%
--------------------------------------------------------------------------------
          250,000   Cabela's Inc.(1)(2)                          $    6,315,000
--------------------------------------------------------------------------------
        1,070,100   Home Depot, Inc.                                 43,959,708
--------------------------------------------------------------------------------
          660,200   Lowe's Companies, Inc.                           37,156,056
--------------------------------------------------------------------------------
        2,030,000   Weight Watchers
                    International Inc.(1)(2)                         72,917,600
--------------------------------------------------------------------------------
                                                                    160,348,364
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE -- 0.3%
--------------------------------------------------------------------------------
          167,000   Freddie Mac                                      11,122,200
--------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE -- 1.2%
--------------------------------------------------------------------------------
       37,550,000   Hopewell Highway
                    Infrastructure Ltd. ORD                          24,607,131
--------------------------------------------------------------------------------
       32,500,000   Zhejiang Expressway
                    Co. Ltd. ORD                                     21,924,189
--------------------------------------------------------------------------------
                                                                     46,531,320
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES -- 1.0%
--------------------------------------------------------------------------------
        1,515,000   Nextel Communications, Inc.(1)                   40,132,351
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $3,057,164,577)                                             3,734,443,084
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 3.0%

Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 4.58% - 8.75%,
2/15/16 - 2/15/22, valued at $73,290,154),
in a joint trading account at 1.70%,
dated 10/29/04, due 11/1/04
(Delivery value $71,610,143)                                         71,600,000
--------------------------------------------------------------------------------
Repurchase Agreement, Merrill Lynch  & Co., Inc.,
(collateralized by various U.S. Treasury obligations,
5.25% - 10.375%,  1/15/12 - 2/15/29, valued at
$43,755,172),  in a joint trading account at 1.70%,
dated 10/29/04, due 11/1/04
(Delivery value $42,806,063)                                         42,800,000
--------------------------------------------------------------------------------
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $114,400,000)                                                 114,400,000
--------------------------------------------------------------------------------

COLLATERAL RECEIVED FOR
SECURITIES LENDING(4) -- 1.3%

Repurchase Agreement, UBS AG,
(collateralized by various U.S. Government Agency
obligations), 1.875%, dated 10/29/04, due 11/1/04
(Delivery value $51,420,890)
(Cost $51,412,857)                                                   51,412,857
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 101.0%
(Cost $3,222,977,434)                                             3,900,255,941
--------------------------------------------------------------------------------

OTHER ASSETS AND
LIABILITIES -- (1.0)%                                               (38,722,594)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                       $3,861,533,347
================================================================================

See Notes to Financial Statements.                                  (continued)

------
7

Select - Schedule of Investments

OCTOBER 31, 2004

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

         Contracts               Settlement                        Unrealized
          to Sell                   Date            Value          Gain (Loss)
-------------------------------------------------------------------------------
   87,253,309  CHF for USD        11/30/04       $ 73,040,950      $(131,686)
-------------------------------------------------------------------------------
    7,447,738  Euro for USD       11/30/04          9,520,356           4,051
-------------------------------------------------------------------------------
    8,460,880  Euro for USD       11/30/04         10,815,443           (576)
-------------------------------------------------------------------------------
   27,659,255  Euro for USD       11/30/04         35,356,497        (11,633)
-------------------------------------------------------------------------------
                                                 $128,733,246      $(139,844)
                                              =================================

(Value on Settlement Date $128,593,402)

*FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -
and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

CHF = Swiss Franc

ORD = Foreign Ordinary Share

USD = United States Dollar

(1)  Non-income producing.

(2)  Security, or a portion thereof, was on loan as of October 31, 2004.

(3)  Affiliated Company: the fund's holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements.)

(4)  Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 6 in Notes to Financial Statements.)

See Notes to Financial Statements.

------
8

Capital Growth - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                   SINCE           INCEPTION
                                                INCEPTION(1)          DATE
--------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX                         -3.70%               --
--------------------------------------------------------------------------------
A Class                                                              2/27/04
   No sales charge*                                -1.10%
   With sales charge*                              -6.79%
--------------------------------------------------------------------------------
B Class                                                              2/27/04
   No sales charge*                                -1.60%
   With sales charge*                              -6.60%
--------------------------------------------------------------------------------
C Class                                                              2/27/04
   No sales charge*                                -1.60%
   With sales charge*                              -2.58%
--------------------------------------------------------------------------------

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)  Returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

------
9

Capital Growth - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made February 27, 2004*

$10,000 investment made October 31, 1994

* From 2/27/04, the A Class's inception date. Not annualized. Capital Growth A
  Class's initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
10

Capital Growth - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGERS ON THE CAPITAL GROWTH INVESTMENT TEAM: PORTFOLIO MANAGER
PRESCOTT LEGARD, PORTFOLIO MANAGER GREG WOODHAMS, AND PORTFOLIO MANAGER TIM
REYNOLDS.

American Century launched Capital Growth on February 27, 2004. During the period from inception through October 31, 2004, the portfolio declined 1.10%*
outperforming the 3.70% fall of its benchmark, the Russell 1000 Growth Index.

Corporate earnings reached 10-year highs in the fourth quarter of 2003 amid strong economic growth and low inflation. Against this backdrop, the broad market, as measured by the S&P 500, jumped 8% in the first three months of the period covered by this report. But stock market gains eroded over the summer.
The price of crude oil jumped 78% to $51.78 a barrel, short-term interest rates climbed on the back of three interest rate hikes, and the annual real rate of economic growth decelerated from its 7.4% rate in the third quarter of 2003 to
3.9% by the third quarter of 2004.

Capital Growth's advance over its benchmark during its fiscal year was largely attributable to effective stock selection. For instance, security selection in the health care sector added more than 300 basis points of performance relative to the benchmark, helping to make this area the top contributor to returns. The biggest lift came from manufacturers of health care equipment and supplies, such as C.R. Bard.

Not all was positive, however. Merck's recall of its arthritis drug Vioxx pressured many pharmaceutical stocks. Capital Growth did not own Merck at the time. However, Pfizer weighed on the portfolio's absolute returns, although a relatively lighter position helped lift performance versus the benchmark.

Investments in companies that make and sell discretionary consumer products and services also boosted the portfolio's performance. Carnival Corp. was a top contributor in this area. The world's largest cruise company said higher ticket prices and onboard sales helped boost earnings.

TOP TEN HOLDINGS
AS OF OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/04               4/30/04
--------------------------------------------------------------------------------
Microsoft Corporation                     3.5%                  0.7%
--------------------------------------------------------------------------------
Procter & Gamble
Co. (The)                                 3.3%                  3.7%
--------------------------------------------------------------------------------
General Electric Co.                      3.3%                  4.6%
--------------------------------------------------------------------------------
Cisco Systems Inc.                        3.2%                  4.0%
--------------------------------------------------------------------------------
Intel Corp.                               3.1%                   --
--------------------------------------------------------------------------------
Johnson & Johnson                         2.9%                   --
--------------------------------------------------------------------------------
Medtronic, Inc.                           2.7%                  3.2%
--------------------------------------------------------------------------------
PepsiCo, Inc.                             2.4%                  1.9%
--------------------------------------------------------------------------------
Dell Inc.                                 2.4%                   --
--------------------------------------------------------------------------------
Monsanto Co.                              2.3%                  2.0%
--------------------------------------------------------------------------------

* All portfolio returns referenced in this review are for Class A shares and are not reduced by sales charges. Class A shares are subject to a maximum sales charge of 5.75%.
  Had the sales charge been applied, returns would be lower than those shown.
  Returns for periods less than one year are not annualized.

                                                                    (continued)

------
11

Capital Growth - Portfolio Commentary

The industrials sector generated solid returns in the portfolio. Investments in industrial conglomerates were the primary contributors. Elsewhere in the portfolio, Occidental Petroleum led a rise in the portfolio's energy stake.

On the negative side, holdings in the financial sector hindered performance.
Detractors included companies in the insurance and capital markets industries.

The information technology sector was the worst performing area in the market.
For instance, excess inventories battered semiconductor stocks, which led many chip makers to cut sales and revenue estimates. Industry leader Intel didn't escape this fate, although Capital Growth's underweight position helped mitigate the damage.

Additionally, a comment by Cisco Systems' influential CEO that corporate executives were becoming more cautious on spending knocked down sentiment.
Cisco's shares took a hit during the period, and detracted from Capital Growth's performance. However, the portfolio management team remains confident that the network equipment maker will benefit from new product releases.

On the positive side in information technology, a leading contributor was
QUALCOMM, which saw demand for its proprietary technology rise as wireless telephone users took advantage of new data communications capabilities. The
Internet software and services industry was another bright spot in the information technology sector. Yahoo! was a leading contributor during the period, bolstered by steadily rising profits.

OUR COMMITMENT

The Capital Growth management team remains committed to their investment strategy of identifying larger-sized companies that appear best able to sustain their accelerating growth.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       10/31/04               4/30/04
--------------------------------------------------------------------------------
Pharmaceuticals                           9.3%                  7.0%
--------------------------------------------------------------------------------
Health Care Equipment
& Supplies                                9.1%                 12.5%
--------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment                                 7.1%                  1.0%
--------------------------------------------------------------------------------
Software                                  6.1%                  6.8%
--------------------------------------------------------------------------------
Communications
Equipment                                 5.9%                  9.2%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       10/31/04               4/30/04
--------------------------------------------------------------------------------
Common Stocks                            99.2%                 97.8%
--------------------------------------------------------------------------------
Other Assets & Liabilities                0.8%                  2.2%
--------------------------------------------------------------------------------

------
12

Capital Growth - Schedule of Investments

OCTOBER 31, 2004

Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 99.2%

AEROSPACE & DEFENSE -- 2.6%
--------------------------------------------------------------------------------
              522   Rockwell Collins                                 $   18,515
--------------------------------------------------------------------------------
              223   United Technologies Corp.                            20,699
--------------------------------------------------------------------------------
                                                                         39,214
--------------------------------------------------------------------------------

AUTO COMPONENTS -- 0.7%
--------------------------------------------------------------------------------
              233   Autoliv, Inc.                                         9,961
--------------------------------------------------------------------------------

AUTOMOBILES -- 1.4%
--------------------------------------------------------------------------------
              364   Harley-Davidson, Inc.                                20,955
--------------------------------------------------------------------------------

BEVERAGES -- 2.4%
--------------------------------------------------------------------------------
              714   PepsiCo, Inc.                                        35,400
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 3.6%
--------------------------------------------------------------------------------
              294   Amgen Inc.(1)                                        16,699
--------------------------------------------------------------------------------
              125   Biogen Idec Inc.(1)                                   7,270
--------------------------------------------------------------------------------
              330   Celgene Corp.(1)                                      9,775
--------------------------------------------------------------------------------
              178   Invitrogen Corp.(1)                                  10,306
--------------------------------------------------------------------------------
              218   Neurocrine Biosciences Inc.(1)                       10,148
--------------------------------------------------------------------------------
                                                                         54,198
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 2.8%
--------------------------------------------------------------------------------
              185   Goldman Sachs Group, Inc. (The)                      18,200
--------------------------------------------------------------------------------
              541   Northern Trust Corp.                                 23,014
--------------------------------------------------------------------------------
                                                                         41,214
--------------------------------------------------------------------------------

CHEMICALS -- 2.3%
--------------------------------------------------------------------------------
              786   Monsanto Co.                                         33,602
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES -- 0.9%
--------------------------------------------------------------------------------
              455   Monster Worldwide Inc.(1)                            12,763
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 5.9%
--------------------------------------------------------------------------------
            2,435   Cisco Systems Inc.(1)                                46,776
--------------------------------------------------------------------------------
              264   Juniper Networks, Inc.(1)                             7,025
--------------------------------------------------------------------------------
              784   Motorola, Inc.                                       13,532
--------------------------------------------------------------------------------
              496   QUALCOMM Inc.                                        20,738
--------------------------------------------------------------------------------
                                                                         88,071
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 3.5%
--------------------------------------------------------------------------------
            1,006   Dell Inc.(1)                                         35,270
--------------------------------------------------------------------------------
            1,264   EMC Corp.(1)                                         16,268
--------------------------------------------------------------------------------
                                                                         51,538
--------------------------------------------------------------------------------

CONSUMER FINANCE -- 1.7%
--------------------------------------------------------------------------------
              485   American Express Co.                                 25,739
--------------------------------------------------------------------------------

DIVERSIFIED -- 1.3%
--------------------------------------------------------------------------------
              416   iShares Russell 1000
                    Growth Index Fund                                    19,103
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 1.2%
--------------------------------------------------------------------------------
              464   J.P. Morgan Chase & Co.                              17,910
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION
SERVICES -- 1.5%
--------------------------------------------------------------------------------
            1,055   Sprint Corp.                                         22,102
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 3.1%
--------------------------------------------------------------------------------
              381   CVS Corp.                                        $   16,558
--------------------------------------------------------------------------------
              543   Wal-Mart Stores, Inc.                                29,279
--------------------------------------------------------------------------------
                                                                         45,837
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 0.7%
--------------------------------------------------------------------------------
              274   McCormick & Company, Inc.                             9,708
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 9.1%
--------------------------------------------------------------------------------
              423   Bard (C.R.), Inc.                                    24,026
--------------------------------------------------------------------------------
              147   Baxter International, Inc.                            4,522
--------------------------------------------------------------------------------
               84   Cooper Companies, Inc. (The)                          5,909
--------------------------------------------------------------------------------
              259   Fisher Scientific International(1)                   14,856
--------------------------------------------------------------------------------
              292   Guidant Corp.                                        19,453
--------------------------------------------------------------------------------
              794   Hospira Inc.(1)                                      25,337
--------------------------------------------------------------------------------
              791   Medtronic, Inc.                                      40,428
--------------------------------------------------------------------------------
                                                                        134,531
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 1.8%
--------------------------------------------------------------------------------
              525   Carnival Corporation                                 26,544
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 4.5%
--------------------------------------------------------------------------------
              293   Kimberly-Clark Corp.                                 17,483
--------------------------------------------------------------------------------
              967   Procter & Gamble Co. (The)                           49,491
--------------------------------------------------------------------------------
                                                                         66,974
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 5.2%
--------------------------------------------------------------------------------
               77   3M Co.                                                5,973
--------------------------------------------------------------------------------
            1,433   General Electric Co.                                 48,894
--------------------------------------------------------------------------------
              332   Textron Inc.                                         22,626
--------------------------------------------------------------------------------
                                                                         77,493
--------------------------------------------------------------------------------

INSURANCE -- 1.0%
--------------------------------------------------------------------------------
              242   American International Group, Inc.                   14,692
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL -- 1.2%
--------------------------------------------------------------------------------
              183   eBay Inc.(1)                                         17,863
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES -- 2.5%
--------------------------------------------------------------------------------
              303   VeriSign, Inc.(1)                                     8,129
--------------------------------------------------------------------------------
              821   Yahoo! Inc.(1)                                       29,712
--------------------------------------------------------------------------------
                                                                         37,841
--------------------------------------------------------------------------------

IT SERVICES -- 1.3%
--------------------------------------------------------------------------------
              456   First Data Corp.                                     18,824
--------------------------------------------------------------------------------

MEDIA -- 2.0%
--------------------------------------------------------------------------------
               14   DreamWorks Animation SKG Inc.(1)                        547
--------------------------------------------------------------------------------
              690   Univision Communications Inc. Cl A(1)                21,362
--------------------------------------------------------------------------------
              259   XM Satellite Radio Holdings Inc.(1)                   8,371
--------------------------------------------------------------------------------
                                                                         30,280
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 3.5%
--------------------------------------------------------------------------------
              484   Kohl's Corp.(1)                                      24,568
--------------------------------------------------------------------------------
              557   Target Corporation                                   27,861
--------------------------------------------------------------------------------
                                                                         52,429
--------------------------------------------------------------------------------

OFFICE ELECTRONICS -- 0.1%
--------------------------------------------------------------------------------
               33   Zebra Technologies Corp. Cl A(1)                      1,749
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
13

Capital Growth - Schedule of Investments

OCTOBER 31, 2004

Shares                                                                  Value
--------------------------------------------------------------------------------

OIL & GAS -- 3.0%
--------------------------------------------------------------------------------
              453   Apache Corp.                                     $   22,967
--------------------------------------------------------------------------------
              389   Occidental Petroleum Corp.                           21,718
--------------------------------------------------------------------------------
                                                                         44,685
--------------------------------------------------------------------------------

PERSONAL PRODUCTS -- 2.4%
--------------------------------------------------------------------------------
              206   Alberto-Culver Company Cl B                           9,241
--------------------------------------------------------------------------------
              621   Gillette Company                                     25,759
--------------------------------------------------------------------------------
                                                                         35,000
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 9.3%
--------------------------------------------------------------------------------
              236   Eli Lilly and Company                                12,959
--------------------------------------------------------------------------------
              736   Johnson & Johnson                                    42,967
--------------------------------------------------------------------------------
              320   Novartis AG ORD                                      15,280
--------------------------------------------------------------------------------
              181   Novo Nordisk AS Cl B ORD                              9,015
--------------------------------------------------------------------------------
              941   Pfizer, Inc.                                         27,242
--------------------------------------------------------------------------------
              301   Roche Holding AG ORD                                 30,809
--------------------------------------------------------------------------------
                                                                        138,272
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 7.1%
--------------------------------------------------------------------------------
              723   Altera Corp.(1)                                      16,434
--------------------------------------------------------------------------------
              593   Applied Materials, Inc.(1)                            9,547
--------------------------------------------------------------------------------
              237   Broadcom Corp.(1)                                     6,411
--------------------------------------------------------------------------------
            2,085   Intel Corp.                                          46,412
--------------------------------------------------------------------------------
              457   Linear Technology Corp.                              17,311
--------------------------------------------------------------------------------
              516   Teradyne, Inc.(1)                                     8,545
--------------------------------------------------------------------------------
                                                                        104,660
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

SOFTWARE -- 6.1%
--------------------------------------------------------------------------------
            1,866   Microsoft Corporation                            $   52,230
--------------------------------------------------------------------------------
              696   Novell, Inc.(1)                                       5,004
--------------------------------------------------------------------------------
              280   Oracle Corp.(1)                                       3,545
--------------------------------------------------------------------------------
              425   SAP AG ADR                                           18,126
--------------------------------------------------------------------------------
              551   Veritas Software Corp.(1)                            12,056
--------------------------------------------------------------------------------
                                                                         90,961
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 1.5%
--------------------------------------------------------------------------------
              355   Home Depot, Inc.                                     14,583
--------------------------------------------------------------------------------
              289   Ross Stores, Inc.                                     7,592
--------------------------------------------------------------------------------
                                                                         22,175
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS -- 0.8%
--------------------------------------------------------------------------------
              153   NIKE, Inc. Cl B                                      12,440
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE -- 1.2%
--------------------------------------------------------------------------------
              285   MGIC Investment Corp.                                18,329
--------------------------------------------------------------------------------

TOTAL INVESTMENT
SECURITIES -- 99.2%
(Cost $1,432,506)                                                     1,473,057
--------------------------------------------------------------------------------

OTHER ASSETS AND
LIABILITIES -- 0.8%                                                      12,472
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                           $1,485,529
================================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

         Contracts             Settlement                         Unrealized
          to Sell                Date             Value          Gain (Loss)
--------------------------------------------------------------------------------
     38,003 CHF for USD        11/30/04           $31,813           $(54)
--------------------------------------------------------------------------------
     34,530 DKK for USD        11/30/04             5,940             (4)
--------------------------------------------------------------------------------
      2,483 Euro for USD       11/30/04             3,175              1
--------------------------------------------------------------------------------
      2,821 Euro for USD       11/30/04             3,607             --
--------------------------------------------------------------------------------
      4,381 Euro for USD       11/30/04             5,601             (2)
--------------------------------------------------------------------------------
                                                  $50,136           $(59)
                                             ===================================

(Value on Settlement Date $50,077)

* FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -- and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

CHF = Swiss Franc

DKK = Danish Krone

ORD = Foreign Ordinary Share

USD = United States Dollar

(1)  Non-income producing.

See Notes to Financial Statements.

------
14

New Opportunities II - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2004
                                              --------------
                                              AVERAGE ANNUAL
                                                  RETURNS
--------------------------------------------------------------------------------
                                                   SINCE         INCEPTION
                                   1 YEAR        INCEPTION         DATE
--------------------------------------------------------------------------------
INVESTOR CLASS                      9.39%         6.96%           6/1/01
--------------------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX           5.53%        -0.52%(1)          --
--------------------------------------------------------------------------------
A Class                                                           1/31/03
   No sales charge*                 9.06%        26.51%(2)
   With sales charge*               2.79%        22.35%(2)
--------------------------------------------------------------------------------
B Class                                                           1/31/03
   No sales charge*                 8.23%        25.59%(2)
   With sales charge*               4.23%        23.64%(2)
--------------------------------------------------------------------------------
C Class                             8.20%        25.82%(2)        1/31/03
--------------------------------------------------------------------------------

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%.
  B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class
  Information pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)  Since 5/31/01, the date nearest the Investor Class's inception for which data are available.

(2)  Class returns would have been lower if service and distribution fees had not been waived from 2/1/03 to 2/21/03, 2/1/03 to 2/10/03, and 2/1/03 to
     6/30/03 for the A, B, and C Class shares, respectively.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

------
15

New Opportunities II - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made June 1, 2001

ONE-YEAR RETURNS OVER LIFE OF CLASS
Periods ended October 31
--------------------------------------------------------------------------------
                                       2001*       2002       2003       2004
--------------------------------------------------------------------------------
Investor Class                         -9.60%     -8.19%     38.55%      9.39%
--------------------------------------------------------------------------------
Russell 2000 Growth Index             -19.01%    -21.57%     46.56%      5.53%
--------------------------------------------------------------------------------

* From 6/1/01, the Investor Class's inception date. Index data from 5/31/01, the date nearest the Investor Class's inception for which data are available. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
16

New Opportunities II -  Portfolio Commentary

[photo of investment team]

THE NEW OPPORTUNITIES II INVESTMENT TEAM (FROM LEFT): PORTFOLIO MANAGERS TOM
TELFORD AND HAROLD S. BRADLEY AND INVESTMENT ANALYSTS STAFFORD SOUTHWICK AND
MATT FERRETTI.

For the twelve months ended October 31, 2004, New Opportunities II gained
9.39%*, outperforming its benchmark, the Russell 2000 Growth Index, which returned 5.53%.

The fund has posted average annualized returns of 6.96% since its June 1, 2001, inception, significantly exceeding the 0.52% decline of its benchmark during the same period.**

EQUITIES BOOK MODEST GAINS

The major U.S. stock indices posted single-digit gains in the fiscal year ended
October 31, 2004. The indices rose roughly 8% in the first three months to levels not seen since the third quarter of 2001 and the first half of 2002. They were boosted by corporate earnings that reached 10-year highs in the fourth quarter of 2003 as the government reported strong economic growth and low inflation. Those early gains eroded, however, as oil prices jumped 78%, interest rates climbed, and the real rate of economic growth slipped from 7.4% in the third quarter of 2003 to 3.3% and 3.9% in the second and third quarters of 2004.
In that environment, smaller, growth-oriented companies, which started well, finished behind their value counterparts, with double-digit shortfalls in performance during the last four months of the period.

INDUSTRIALS: THE TOP CONTRIBUTORS

The search for companies demonstrating earnings and revenue acceleration took us into the industrials sector, the richest source of contribution during the year.
Machinery companies were the strongest performers, and A.S.V. Inc. ranked among the period's top stocks. Another success was American Science & Engineering, which sells large-scale X-ray units used to search cargo coming into the country. Multi-million dollar orders from the U.S. government for the firm's
Z(reg.tm) Backscatter Van X-ray systems contributed to increased revenues.

TOP TEN HOLDINGS
AS OF OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                          % OF                 % OF
                                       NET ASSETS           NET ASSETS
                                          AS OF                AS OF
                                        10/31/04              4/30/04
--------------------------------------------------------------------------------
American Science and
Engineering Inc.                          1.7%                  0.5%
--------------------------------------------------------------------------------
Children's Place Retail
Stores, Inc. (The)                        1.5%                   --
--------------------------------------------------------------------------------
Bebe Stores Inc.                          1.5%                   --
--------------------------------------------------------------------------------
Urban Outfitters Inc.                     1.5%                  1.1%
--------------------------------------------------------------------------------
Cree Inc.                                 1.5%                   --
--------------------------------------------------------------------------------
OMI Corp.                                 1.4%                   --
--------------------------------------------------------------------------------
Kforce Inc.                               1.4%                   --
--------------------------------------------------------------------------------
Brocade Communication
System                                    1.4%                   --
--------------------------------------------------------------------------------
AK Steel Holding Corp.                    1.4%                   --
--------------------------------------------------------------------------------
Cybersource Corp.                         1.3%                  0.4%
--------------------------------------------------------------------------------

* All fund returns referenced in this commentary are for Investor Class shares.
** Benchmark information since May 31, 2001, the date nearest the Investor Class inception for which data are available.
                                                                    (continued)

------
17

New Opportunities II - Portfolio Commentary

ENERGY COMPANIES GAIN GROUND

The energy sector also provided substantial lift. Energy equipment and services firms made the greatest strides and yielded several contributors. One was Carbo
Ceramics Inc. Increased demand for natural gas in the United States and for the company's products in Russia and China contributed to a 50% increase in 2003 net income and a 33% revenue increase for first nine months of 2004 compared to the same period in 2003. Another standout was Lone Star Technologies, which is benefiting from increased demand from drillers for the steel pipe it produces.

CONSUMER STOCKS SHINE

Our discipline also drew us to the  consumer discretionary sector, another source of strength. Specialty retailer Urban Outfitters Inc., which enjoyed strong sales and record-setting, triple-digit earnings growth during the period, was a top contributor.

HEALTH CARE: THE BIGGEST DETRACTOR

Though some of our holdings across the health care sector posted gains, many more suffered declines, and overall, this group weighed the most on performance during the period. Health care equipment and supplies companies generated the greatest drag, and in that group Vascular Solutions Inc. was a top detractor.
Sonic Innovations Inc., which produces digital hearing aids, recently expanded into Germany. But when the government mandated co-pay requirements for the company's products, sales dropped sharply. Weaker domestic sales also pressured margins.

INFORMATION TECHNOLOGY SLOWS RESULTS

Similarly, despite some well-performing holdings, the information technology sector, on average our largest single stake, was another area of weakness.
Investments in the semiconductor industry slowed performance the most, followed by holdings in the communications equipment industry. Alvarion Ltd., which provides infrastructure for wireless broadband networking, finished among the portfolio's top-detracting stocks.

OUR COMMITMENT

We remain committed to our investment strategy of identifying smaller-sized companies that best appear able to sustain accelerating growth in earnings and revenues, a strategy based on the belief that these companies have a greater-than-average chance to increase in value over the long term.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/04               4/30/04
--------------------------------------------------------------------------------
Oil & Gas                                 7.2%                  1.0%
--------------------------------------------------------------------------------
Commercial Banks                          7.1%                  5.7%
--------------------------------------------------------------------------------
Specialty Retail                          6.3%                  3.5%
--------------------------------------------------------------------------------
Software                                  6.2%                  3.6%
--------------------------------------------------------------------------------
Commercial Services
& Supplies                                5.4%                  4.5%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/04               4/30/04
--------------------------------------------------------------------------------
Common Stocks                            96.5%                 98.8%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               4.2%                  1.0%
--------------------------------------------------------------------------------
TOTAL INVESTMENT
SECURITIES                              100.7%                 99.8%
--------------------------------------------------------------------------------
Other Assets & Liabilities              (0.7)%                  0.2%
--------------------------------------------------------------------------------

------
18

New Opportunities II - Schedule of Investments

OCTOBER 31, 2004

Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 96.5%

AEROSPACE & DEFENSE -- 2.0%
--------------------------------------------------------------------------------
           29,505   Heico Corporation                               $   534,041
--------------------------------------------------------------------------------
           21,421   United Industrial Corporation                       685,472
--------------------------------------------------------------------------------
                                                                      1,219,513
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS -- 1.1%
--------------------------------------------------------------------------------
           16,687   Forward Air Corp.(1)                                687,004
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 1.7%
--------------------------------------------------------------------------------
           23,743   Affymetrix Inc.(1)                                  724,162
--------------------------------------------------------------------------------
           30,994   Orchid BioSciences Inc.(1)                          298,472
--------------------------------------------------------------------------------
                                                                      1,022,634
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 1.8%
--------------------------------------------------------------------------------
           20,414   American Capital Strategies Ltd.                    631,813
--------------------------------------------------------------------------------
           21,391   Greenhill & Co. Inc.                                481,084
--------------------------------------------------------------------------------
                                                                      1,112,897
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 7.1%
--------------------------------------------------------------------------------
           10,583   Bank of Hawaii Corporation                          505,338
--------------------------------------------------------------------------------
           17,350   Cathay General Bancorp                              683,590
--------------------------------------------------------------------------------
           19,845   First State Bancorporation                          700,529
--------------------------------------------------------------------------------
           27,691   Seacoast Banking Corp. of Florida                   598,679
--------------------------------------------------------------------------------
           26,880   Trico Bancshares                                    583,565
--------------------------------------------------------------------------------
           14,528   United Bankshares Inc.                              532,742
--------------------------------------------------------------------------------
           26,811   Valley National Bancorp                             760,359
--------------------------------------------------------------------------------
                                                                      4,364,802
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES -- 5.4%
--------------------------------------------------------------------------------
           20,154    Charles River Associates Inc.(1)                   809,788
--------------------------------------------------------------------------------
           81,311    Kforce Inc.(1)                                     861,083
--------------------------------------------------------------------------------
           28,841    Navigant Consulting Inc.(1)                        717,276
--------------------------------------------------------------------------------
           21,369    Schawk Inc.                                        355,153
--------------------------------------------------------------------------------
           32,835    Sotheby's Holdings Cl A(1)                         613,686
--------------------------------------------------------------------------------
                                                                      3,356,986
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 2.3%
--------------------------------------------------------------------------------
           92,016   ECI Telecom Ltd.(1)                                 635,831
--------------------------------------------------------------------------------
          233,961   MRV Communications Inc.(1)                          811,844
--------------------------------------------------------------------------------
                                                                      1,447,675
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 2.4%
--------------------------------------------------------------------------------
          126,028   Brocade Communications System(1)                    855,730
--------------------------------------------------------------------------------
           29,900   Novatel Wireless Inc.(1)                            620,425
--------------------------------------------------------------------------------
                                                                      1,476,155
--------------------------------------------------------------------------------

CONSTRUCTION MATERIALS -- 1.1%
--------------------------------------------------------------------------------
           10,217   Eagle Materials Inc.                                706,097
--------------------------------------------------------------------------------

CONSUMER FINANCE -- 1.0%
--------------------------------------------------------------------------------
           25,936   World Acceptance Corp.(1)                           606,902
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 0.5%
--------------------------------------------------------------------------------
           23,738   Primus Guaranty Ltd.(1)                             312,155
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 1.3%
--------------------------------------------------------------------------------
           24,491   Ametek Inc.                                     $   806,244
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 4.3%
--------------------------------------------------------------------------------
           28,050   ARGON ST Inc.(1)                                    684,420
--------------------------------------------------------------------------------
           12,616   NAM TAI Electronics Inc.                            260,773
--------------------------------------------------------------------------------
           10,575   Scansource Inc.(1)                                  654,910
--------------------------------------------------------------------------------
           17,785   Taser International Inc.(1)                         727,406
--------------------------------------------------------------------------------
           23,200   X-Rite Inc.                                         305,776
--------------------------------------------------------------------------------
                                                                      2,633,285
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 2.4%
--------------------------------------------------------------------------------
           19,029   Lufkin Industries Inc.                              673,817
--------------------------------------------------------------------------------
           21,492   Unit Corporation(1)                                 797,138
--------------------------------------------------------------------------------
                                                                      1,470,955
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 1.2%
--------------------------------------------------------------------------------
           24,940   BJ's Wholesale Club Inc.(1)                         724,008
--------------------------------------------------------------------------------

GAS UTILITIES -- 1.1%
--------------------------------------------------------------------------------
           18,119   UGI Corp.                                           699,937
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 1.8%
--------------------------------------------------------------------------------
           62,445   Candela Corporation(1)                              635,378
--------------------------------------------------------------------------------
           25,853   Intralase Corp.(1)                                  497,153
--------------------------------------------------------------------------------
                                                                      1,132,531
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 2.3%
--------------------------------------------------------------------------------
           22,479   American Healthcorp, Inc.(1)                        678,416
--------------------------------------------------------------------------------
           23,832   Matria Healthcare Inc.(1)                           744,035
--------------------------------------------------------------------------------
                                                                      1,422,451
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 1.6%
--------------------------------------------------------------------------------
           17,311   eLong Inc. ADR(1)                                   235,430
--------------------------------------------------------------------------------
           17,376   Red Robin Gourmet Burgers Inc.(1)                   724,753
--------------------------------------------------------------------------------
                                                                        960,183
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 4.2%
--------------------------------------------------------------------------------
           17,047   Jarden Corp.(1)                                     598,691
--------------------------------------------------------------------------------
           32,587   Orleans Homebuilders Inc.(1)                        681,068
--------------------------------------------------------------------------------
           46,779   Tempur-Pedic International Inc.(1)                  759,691
--------------------------------------------------------------------------------
           32,690   Universal Electronics Inc.(1)                       581,555
--------------------------------------------------------------------------------
                                                                      2,621,005
--------------------------------------------------------------------------------

INSURANCE -- 1.0%
--------------------------------------------------------------------------------
           27,622   Safety Insurance Group, Inc.                        621,771
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL -- 1.1%
--------------------------------------------------------------------------------
           47,637   Stamps.com Inc.(1)                                  661,202
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES -- 4.9%
--------------------------------------------------------------------------------
          126,962   Cybersource Corp.(1)                                830,332
--------------------------------------------------------------------------------
           15,340   Infospace Inc.(1)                                   805,350
--------------------------------------------------------------------------------
          105,408   webMethods Inc.(1)                                  730,477
--------------------------------------------------------------------------------
           15,687   Websense Inc.(1)                                    636,422
--------------------------------------------------------------------------------
                                                                      3,002,581
--------------------------------------------------------------------------------

IT SERVICES -- 1.1%
--------------------------------------------------------------------------------
           45,120   Keane Inc.(1)                                       713,347
--------------------------------------------------------------------------------

------
19

See Notes to Financial Statements.                                  (continued)

New Opportunities II - Schedule of Investments

OCTOBER 31, 2004

Shares                                                                 Value
--------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS -- 1.2%
--------------------------------------------------------------------------------
           44,108   K2 Inc.(1)                                     $    715,432
--------------------------------------------------------------------------------

MACHINERY -- 4.2%
--------------------------------------------------------------------------------
           27,983   American Science and
                    Engineering Inc.(1)                               1,031,453
--------------------------------------------------------------------------------
           11,417   ESCO Technologies Inc.(1)                           796,907
--------------------------------------------------------------------------------
           16,044   Kennametal Inc.                                     746,527
--------------------------------------------------------------------------------
                                                                      2,574,887
--------------------------------------------------------------------------------

METALS & MINING -- 4.2%
--------------------------------------------------------------------------------
           89,346   AK Steel Holding Corp.(1)                           851,468
--------------------------------------------------------------------------------
           18,964   Arch Coal Inc.                                      616,709
--------------------------------------------------------------------------------
           12,817   Steel Technologies Inc.                             307,095
--------------------------------------------------------------------------------
           42,080   Titanium Metals Corp.(1)                            814,248
--------------------------------------------------------------------------------
                                                                      2,589,520
--------------------------------------------------------------------------------

OIL & GAS -- 7.2%
--------------------------------------------------------------------------------
           20,662   Berry Petroleum Company Cl A                        788,255
--------------------------------------------------------------------------------
           35,597   Comstock Resources Inc.(1)                          783,134
--------------------------------------------------------------------------------
           24,261   Forest Oil Corporation(1)                           739,961
--------------------------------------------------------------------------------
           59,480   Magnum Hunter Resources Inc.(1)                     719,708
--------------------------------------------------------------------------------
           49,372   OMI Corp.                                           886,226
--------------------------------------------------------------------------------
          114,274   Petroquest Energy Inc.(1)                           562,228
--------------------------------------------------------------------------------
                                                                      4,479,512
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 1.7%
--------------------------------------------------------------------------------
           32,798   Endo Pharmaceuticals
                    Holdings Inc.(1)                                    714,996
--------------------------------------------------------------------------------
           13,844   Valeant Pharmaceuticals
                    International                                       332,256
--------------------------------------------------------------------------------
                                                                      1,047,252
--------------------------------------------------------------------------------

ROAD & RAIL -- 2.5%
--------------------------------------------------------------------------------
           32,305   Knight Transportation Inc.(1)                       758,844
--------------------------------------------------------------------------------
           37,532   US Xpress Enterprises, Inc. Cl A(1)                 767,530
--------------------------------------------------------------------------------
                                                                      1,526,374
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 2.8%
--------------------------------------------------------------------------------
           26,113   Cree, Inc.(1)                                       901,160
--------------------------------------------------------------------------------
           51,898   Microsemi Corporation(1)                            806,495
--------------------------------------------------------------------------------
                                                                      1,707,655
--------------------------------------------------------------------------------

SOFTWARE -- 6.2%
--------------------------------------------------------------------------------
           53,588   Epicor Software Corporation(1)                      823,648
--------------------------------------------------------------------------------
           37,892   Internet Security Systems(1)                        824,530
--------------------------------------------------------------------------------
           11,648   Kronos Inc.(1)                                      571,334
--------------------------------------------------------------------------------
           32,997   RADWARE Limited(1)                                  815,026
--------------------------------------------------------------------------------
           19,969   Verint Systems Inc.(1)                              776,395
--------------------------------------------------------------------------------
                                                                      3,810,933
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 6.3%
--------------------------------------------------------------------------------
           29,569   Aaron Rents Inc.                               $    641,647
--------------------------------------------------------------------------------
           29,960   Bebe Stores Inc.                                    924,865
--------------------------------------------------------------------------------
           30,625   Children's Place Retail
                    Stores, Inc. (The)(1)                               945,394
--------------------------------------------------------------------------------
           22,685   New York & Co. Inc.(1)                              469,580
--------------------------------------------------------------------------------
           22,258   Urban Outfitters Inc.(1)                            912,578
--------------------------------------------------------------------------------
                                                                      3,894,064
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS -- 2.4%
--------------------------------------------------------------------------------
           18,910   Deckers Outdoor Corp.(1)                            715,933
--------------------------------------------------------------------------------
           25,017   Wolverine World Wide, Inc.                          761,517
--------------------------------------------------------------------------------
                                                                      1,477,450
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE -- 2.1%
--------------------------------------------------------------------------------
           28,103   Commercial Capital Bancorp Inc.                     630,350
--------------------------------------------------------------------------------
           11,941   Downey Financial Corp.                              659,860
--------------------------------------------------------------------------------
                                                                      1,290,210
--------------------------------------------------------------------------------

WATER UTILITIES -- 1.0%
--------------------------------------------------------------------------------
           25,412   American States Water Co.                           625,135
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $52,781,458)                                                   59,520,744
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 4.2%

Repurchase Agreement, Merrill Lynch & Co., Inc.,
(collateralized by various U.S. Treasury obligations,
5.25% - 10.375%, 11/15/12 - 2/15/29,
valued at $2,658,024), in a joint trading account
at 1.70%, dated 10/29/04, due 11/1/04
(Delivery value $2,600,368)
(Cost $2,600,000)                                                     2,600,000
--------------------------------------------------------------------------------

TOTAL INVESTMENT
SECURITIES -- 100.7%
(Cost $55,381,458)                                                   62,120,744
--------------------------------------------------------------------------------

OTHER ASSETS AND
LIABILITIES -- (0.7)%                                                  (409,821)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                          $61,710,923
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1)  Non-income producing.

See Notes to Financial Statements.

------
20

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The tables provide information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The tables also provide information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical

                                                                    (continued)

------
21

Shareholder Fee Examples (Unaudited)

example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------------------------
                                                                       EXPENSES PAID
                                       BEGINNING         ENDING       DURING PERIOD*  ANNUALIZED
                                      ACCOUNT VALUE   ACCOUNT VALUE      5/1/04 -       EXPENSE
                                         5/1/04         10/31/04         10/31/04       RATIO*
--------------------------------------------------------------------------------------------------
SELECT SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------------------------
ACTUAL:
--------------------------------------------------------------------------------------------------
Investor Class                           $1,000         $975.90          $4.97           1.00%
--------------------------------------------------------------------------------------------------
Institutional Class                      $1,000         $976.60          $3.97           0.80%
--------------------------------------------------------------------------------------------------
Advisor Class                            $1,000         $974.50          $6.20           1.25%
--------------------------------------------------------------------------------------------------
A Class                                  $1,000         $974.70          $6.20           1.25%
--------------------------------------------------------------------------------------------------
B Class                                  $1,000         $971.00          $9.91           2.00%
--------------------------------------------------------------------------------------------------
C Class                                  $1,000         $971.10          $9.91           2.00%
--------------------------------------------------------------------------------------------------
HYPOTHETICAL:
--------------------------------------------------------------------------------------------------
Investor Class                           $1,000        $1,020.11         $5.08           1.00%
--------------------------------------------------------------------------------------------------
Institutional Class                      $1,000        $1,021.11         $4.06           0.80%
--------------------------------------------------------------------------------------------------
Advisor Class                            $1,000        $1,018.85         $6.34           1.25%
--------------------------------------------------------------------------------------------------
A Class                                  $1,000        $1,018.85         $6.34           1.25%
--------------------------------------------------------------------------------------------------
B Class                                  $1,000        $1,015.08        $10.13           2.00%
--------------------------------------------------------------------------------------------------
C Class                                  $1,000        $1,015.08        $10.13           2.00%
--------------------------------------------------------------------------------------------------
CAPITAL GROWTH SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------------------------
A Class                                  $1,000        $1,032.40         $6.39           1.25%
--------------------------------------------------------------------------------------------------
B Class                                  $1,000        $1,028.20        $10.20           2.00%
--------------------------------------------------------------------------------------------------
C Class                                  $1,000        $1,028.20        $10.20           2.00%
--------------------------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------------------------
A Class                                  $1,000        $1,018.85         $6.34           1.25%
--------------------------------------------------------------------------------------------------
B Class                                  $1,000        $1,015.08        $10.13           2.00%
--------------------------------------------------------------------------------------------------
C Class                                  $1,000        $1,015.08        $10.13           2.00%
--------------------------------------------------------------------------------------------------

* Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

                                                                    (continued)

------
22

Shareholder Fee Examples (Unaudited)

--------------------------------------------------------------------------------------------------
                                                                       EXPENSES PAID
                                       BEGINNING         ENDING       DURING PERIOD*  ANNUALIZED
                                      ACCOUNT VALUE   ACCOUNT VALUE      5/1/04 -       EXPENSE
                                         5/1/04         10/31/04         10/31/04       RATIO*
--------------------------------------------------------------------------------------------------
NEW OPPORTUNITIES II SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------------------------
Investor Class                           $1,000        $1,014.50         $7.60           1.50%
--------------------------------------------------------------------------------------------------
A Class                                  $1,000        $1,012.90         $8.85           1.75%
--------------------------------------------------------------------------------------------------
B Class                                  $1,000        $1,008.20        $12.62           2.50%
--------------------------------------------------------------------------------------------------
C Class                                  $1,000        $1,008.10        $12.62           2.50%
--------------------------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------------------------
Investor Class                           $1,000        $1,017.60         $7.61           1.50%
--------------------------------------------------------------------------------------------------
A Class                                  $1,000        $1,016.34         $8.87           1.75%
--------------------------------------------------------------------------------------------------
B Class                                  $1,000        $1,012.57        $12.65           2.50%
--------------------------------------------------------------------------------------------------
C Class                                  $1,000        $1,012.57        $12.65           2.50%
--------------------------------------------------------------------------------------------------

* Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by
  366, to reflect the one-half year period.

------
23

Statement of Assets and Liabilities

OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------
                                                                         CAPITAL        NEW
                                                          SELECT         GROWTH   OPPORTUNITIES II
---------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------
Investment securities -- unaffiliated,
at value (cost of $2,996,238,426, $1,432,506
and $55,381,458, respectively) - including
$23,871,784, $-- and $-- of securities on
loan, respectively                                    $3,595,882,134   $1,473,057    $62,120,744
--------------------------------------------------
Investment securities -- affiliated, at value
(cost of $175,326,151, $-- and $--,
respectively) -- including $26,428,318,
$-- and $-- of securities on loan, respectively          252,960,950           --             --
--------------------------------------------------
Investments made with cash collateral received
for securities on loan, at value (cost of
$51,412,857, $-- and $--, respectively)                   51,412,857           --             --
--------------------------------------------------
Total investment securities, at value
(cost of $3,222,977,434, $1,432,506
and $55,381,458, respectively)                         3,900,255,941    1,473,057     62,120,744
---------------------------------------------------------------------------------------------------
Cash                                                              --           --        151,540
--------------------------------------------------
Receivable for investments sold                           39,871,629       15,304      3,336,408
--------------------------------------------------
Receivable for forward foreign currency
exchange contracts                                             4,051            1             --
--------------------------------------------------
Receivable for capital shares sold                            77,803      103,141        173,464
--------------------------------------------------
Dividends and interest receivable                          3,483,703          785          4,261
---------------------------------------------------------------------------------------------------
                                                       3,943,693,127    1,592,288     65,786,417
---------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------
Payable for collateral received
on securities on loan                                     51,412,857           --             --
--------------------------------------------------
Disbursements in excess of demand deposit cash             5,264,091       59,148             --
--------------------------------------------------
Payable for investments purchased                         22,083,765       45,540      3,973,219
--------------------------------------------------
Payable for forward foreign currency
exchange contracts                                           143,895           60             --
--------------------------------------------------
Payable for capital shares redeemed                               --           --         20,078
--------------------------------------------------
Accrued management fees                                    3,233,677        1,212         76,221
--------------------------------------------------
Distribution fees payable                                      8,604          496          1,494
--------------------------------------------------
Service fees (and distribution
fees -- A Class) payable                                      12,891          303          4,482
---------------------------------------------------------------------------------------------------
                                                          82,159,780      106,759      4,075,494
---------------------------------------------------------------------------------------------------

NET ASSETS                                            $3,861,533,347   $1,485,529    $61,710,923
===================================================================================================

See Notes to Financial Statements.                                  (continued)

------
24

Statement of Assets and Liabilities

OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------
                                                                         CAPITAL         NEW
                                                          SELECT         GROWTH    OPPORTUNITIES II
---------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------
Capital (par value and paid-in surplus)               $3,822,556,430   $1,481,391    $53,194,796
--------------------------------------------------
Accumulated undistributed net investment income              168,258           54             --
--------------------------------------------------
Accumulated undistributed net realized
gain (loss) on investment and foreign
currency transactions                                   (638,459,418)     (36,408)     1,776,841
--------------------------------------------------
Net unrealized appreciation on investments
and translation of assets and liabilities
in foreign currencies                                    677,268,077       40,492      6,739,286
---------------------------------------------------------------------------------------------------
                                                      $3,861,533,347   $1,485,529    $61,710,923
---------------------------------------------------------------------------------------------------
INVESTOR CLASS, $0.01 PAR VALUE
---------------------------------------------------------------------------------------------------
Net assets                                            $3,565,463,459          N/A    $38,916,558
----------------------------------------------------
Shares outstanding                                       102,453,814          N/A      6,189,528
----------------------------------------------------
Net asset value per share                                     $34.80          N/A          $6.29
---------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS, $0.01 PAR VALUE
---------------------------------------------------------------------------------------------------
Net assets                                              $234,814,661          N/A             --
----------------------------------------------------
Shares outstanding                                         6,691,801          N/A             --
----------------------------------------------------
Net asset value per share                                     $35.09          N/A             --
---------------------------------------------------------------------------------------------------
ADVISOR CLASS, $0.01 PAR VALUE
---------------------------------------------------------------------------------------------------
Net assets                                               $22,626,216          N/A            N/A
----------------------------------------------------
Shares outstanding                                           657,225          N/A            N/A
----------------------------------------------------
Net asset value per share                                     $34.43          N/A            N/A
---------------------------------------------------------------------------------------------------
A CLASS, $0.01 PAR VALUE
---------------------------------------------------------------------------------------------------
Net assets                                               $32,623,825    $692,001     $20,337,329
----------------------------------------------------
Shares outstanding                                           941,345      69,980       3,248,144
----------------------------------------------------
Net asset value per share                                     $34.66       $9.89           $6.26
----------------------------------------------------
Maximum offering price (net asset
value divided by 0.9425)                                      $36.77      $10.49           $6.64
---------------------------------------------------------------------------------------------------
B CLASS, $0.01 PAR VALUE
---------------------------------------------------------------------------------------------------
Net assets                                                $2,272,562    $450,118      $1,163,253
----------------------------------------------------
Shares outstanding                                            66,435      45,733         188,204
----------------------------------------------------
Net asset value per share                                     $34.21       $9.84           $6.18
---------------------------------------------------------------------------------------------------
C CLASS, $0.01 PAR VALUE
---------------------------------------------------------------------------------------------------
Net assets                                                $3,732,624    $343,410      $1,293,783
----------------------------------------------------
Shares outstanding                                           109,034      34,891         208,530
----------------------------------------------------
Net asset value per share                                     $34.23       $9.84           $6.20
---------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

------
25

Statement of Operations

YEAR ENDED OCTOBER 31, 2004 (EXCEPT AS NOTED)
---------------------------------------------------------------------------------------------------
                                                                        CAPITAL        NEW
                                                         SELECT        GROWTH(1)  OPPORTUNITIES II
---------------------------------------------------------------------------------------------------
INVESTMENT LOSS
---------------------------------------------------------------------------------------------------
INCOME:
---------------------------------------------
Dividends (including $151,694, --,
and -- from affiliates, respectively, and
net of foreign taxes withheld of $979,464,
$65 and $71, respectively)                             $ 39,762,227     $ 6,145      $  167,363
---------------------------------------------
Interest                                                    805,777          19          15,873
---------------------------------------------
Securities lending                                          325,934          --              --
---------------------------------------------------------------------------------------------------
                                                         40,893,938       6,164         183,236
---------------------------------------------------------------------------------------------------

EXPENSES:
---------------------------------------------
Management fees                                          40,572,517       7,454         664,838
---------------------------------------------
Distribution fees:
---------------------------------------------
  Advisor Class                                              67,512          --              --
---------------------------------------------
  B Class                                                    14,010       1,881           4,126
---------------------------------------------
  C Class                                                    22,458       1,692           4,293
---------------------------------------------
Service fees:
---------------------------------------------
  Advisor Class                                              67,512          --              --
---------------------------------------------
  B Class                                                     4,670         627           1,375
---------------------------------------------
  C Class                                                     7,486         564           1,431
---------------------------------------------
Service and distribution fees -- A Class                     59,041         673          17,444
---------------------------------------------
Directors' fees and expenses                                 60,365          30             744
---------------------------------------------
Other expenses                                               22,923           4             951
---------------------------------------------------------------------------------------------------
                                                         40,898,494      12,925         695,202
---------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                          (4,556)     (6,761)       (511,966)
---------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:
---------------------------------------------
Investment transactions (including
$7,408,774 from affiliates for Select)                  278,393,791     (36,408)      4,383,262
---------------------------------------------
Foreign currency transactions                            (5,243,388)     (2,762)           (386)
---------------------------------------------------------------------------------------------------
                                                        273,150,403     (39,170)      4,382,876
---------------------------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION ON:
---------------------------------------------
Investments                                            (139,882,092)     40,551        (239,059)
---------------------------------------------
Translation of assets and liabilities
in foreign currencies                                       (12,733)        (59)             --
---------------------------------------------------------------------------------------------------
                                                       (139,894,825)     40,492        (239,059)
---------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                        133,255,578       1,322       4,143,817
---------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                              $133,251,022     $(5,439)     $3,631,851
===================================================================================================

(1)  February 27, 2004 (inception date) through October 31, 2004.

See Notes to Financial Statements.

------
26

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2004 AND OCTOBER 31, 2003 (EXCEPT AS NOTED)
---------------------------------------------------------------------------------------------------
                                                            SELECT                CAPITAL GROWTH(1)
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                   2004               2003             2004
---------------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------------
Net investment income (loss)                          (4,556)  $    1,404,549      $   (6,761)
-----------------------------------------
Net realized gain (loss)                         273,150,403      228,893,778         (39,170)
-----------------------------------------
Change in net unrealized
appreciation (depreciation)                     (139,894,825)     374,823,238          40,492
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        133,251,022      605,121,565          (5,439)
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------
From net investment income:
-----------------------------------------
  Investor Class                                          --       (8,963,381)             --
-----------------------------------------
  Institutional Class                                     --         (850,467)             --
-----------------------------------------
  Advisor Class                                           --           (1,215)             --
---------------------------------------------------------------------------------------------------
Decrease in net assets
from distributions                                        --       (9,815,063)             --
---------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                 (370,465,757)    (225,051,208)      1,490,968
---------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS           (237,214,735)     370,255,294       1,485,529
---------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------
Beginning of period                            4,098,748,082    3,728,492,788              --
---------------------------------------------------------------------------------------------------
End of period                                 $3,861,533,347   $4,098,748,082      $1,485,529
===================================================================================================

Undistributed net investment income                 $168,258          $11,491             $54
===================================================================================================

(1)  February 27, 2004 (inception date) through October 31, 2004.

See Notes to Financial Statements.                                 (continued)

------
27

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2004 AND OCTOBER 31, 2003
-------------------------------------------------------------------------------
                                                       NEW OPPORTUNITIES II
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                   2004         2003
-------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------
Net investment loss                                 $  (511,966)   $ (304,861)
---------------------------------------
Net realized gain                                     4,382,876     2,820,904
---------------------------------------
Change in net unrealized
appreciation (depreciation)                            (239,059)    7,085,442
-------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                             3,631,851     9,601,485
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                      24,426,403    (1,427,778)
-------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                           28,058,254     8,173,707
-------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------
Beginning of period                                  33,652,669    25,478,962
-------------------------------------------------------------------------------
End of period                                       $61,710,923   $33,652,669
===============================================================================

See Notes to Financial Statements.

------
28

Notes to Financial Statements

OCTOBER 31, 2004

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Select Fund (Select), Capital Growth
Fund (Capital Growth) and New Opportunities II Fund (New Opportunities II)
(collectively, the funds) are three funds in a series issued by the corporation.
The funds are diversified under the 1940 Act. The funds' investment objectives are to seek long-term capital growth. Select and Capital Growth pursue their investment objectives by investing in stocks of companies they believe will increase in value over time. New Opportunities II pursues its investment objective by investing in stocks of smaller-sized companies it believes will increase in value over time. The following is a summary of the funds'
significant accounting policies.

MULTIPLE CLASS -- Select is authorized to issue the Investor Class, the
Institutional Class, the Advisor Class, the A Class, the B Class and the C
Class. Capital Growth is authorized to issue the A Class, the B Class and the C
Class. New Opportunities II is authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class and the C Class. The A Class may
incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of Select and
New Opportunities II's A Class, B Class and C Class commenced on January 31,
2003, at which time the Investor Class became unavailable to new investors.
Capital Growth's A Class, B Class and C Class commenced on February 27, 2004,
Capital Growth's inception date. Sale of New Opportunities II's Institutional
Class had not commenced as of October 31, 2004.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the investment manager, American Century Investment Management, Inc. (ACIM),
determines that the current market price of a security owned by a non-money market fund is not readily available, the investment manager may determine its fair value in accordance with procedures adopted by the Board of Directors if such fair value determination would materially impact a fund's net asset value.
Valuations may not be readily available if, for example: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New York Stock Exchange) that was likely to have changed the value of the security; a security has been declared in default; trading in a security has been halted during the trading day; or the demand for the security
(as reflected by its trading volume) is insufficient for quoted prices to be reliable.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- Select may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. Select continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

                                                                    (continued)

------
29

Notes to Financial Statements

OCTOBER 31, 2004

 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign  currency transactions and unrealized appreciation
(depreciation) on translation of assets and  liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment manager's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment manager that are not in the American Century family of mutual funds but that have the same investment team and investment strategy.

                                                                    (continued)

------
30

Notes to Financial Statements

OCTOBER 31, 2004

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

The annual management fee for each class of Select and Capital Growth, as applicable, is as follows:
--------------------------------------------------------------------------------
                           INVESTOR,
                           A, B & C          INSTITUTIONAL         ADVISOR
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $20 billion           1.000%             0.800%              0.750%
--------------------------------------------------------------------------------
Next $10 billion            0.950%             0.750%              0.700%
--------------------------------------------------------------------------------
Next $10 billion            0.925%             0.725%              0.675%
--------------------------------------------------------------------------------
Next $10 billion            0.900%             0.700%              0.650%
--------------------------------------------------------------------------------
Over $50 billion            0.875%             0.675%              0.625%
--------------------------------------------------------------------------------

The annual management fee schedule for each class of New Opportunities II is as follows:
--------------------------------------------------------------
                           INVESTOR,
                           A, B & C         INSTITUTIONAL
--------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------
First $500 million           1.50%              1.30%
--------------------------------------------------------------
Next $500 million            1.30%              1.10%
--------------------------------------------------------------
Over $1 billion              1.10%              0.90%
--------------------------------------------------------------

The effective annual management fee for each class of the funds for the year ended October 31, 2004  was as follows:
--------------------------------------------------------------------------------
                                                                   NEW
                            SELECT         CAPITAL GROWTH    OPPORTUNITIES II
--------------------------------------------------------------------------------
Investor                     1.00%              N/A               1.50%
--------------------------------------------------------------------------------
Institutional                0.80%              N/A                 --
--------------------------------------------------------------------------------
Advisor                      0.75%              N/A                N/A
--------------------------------------------------------------------------------
A, B & C                     1.00%             1.00%              1.50%
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class (the Advisor
Class plan) and a separate Master Distribution and Individual Shareholder
Services Plan for each of the A Class, B Class and C Class (collectively with the Advisor Class Plan, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class, B Class and C Class will pay American
Century Investment Services, Inc. (ACIS) the following annual distribution and service fees:

--------------------------------------------------------------------------------
                             ADVISOR             B                  C
--------------------------------------------------------------------------------
Distribution Fee              0.25%            0.75%              0.75%
--------------------------------------------------------------------------------
Service Fee                   0.25%            0.25%              0.25%
--------------------------------------------------------------------------------

The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets, and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A, B and C Class shares. Fees incurred under the plans during the year ended October 31, 2004, are detailed in the Statement of Operations.

                                                                    (continued)

------
31

Notes to Financial Statements

OCTOBER 31, 2004

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the year ended October 31, 2004, the funds invested in a money market fund for  temporary purposes, which was managed by  J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement and Select has a securities lending agreement with JPMorgan
Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
October 31, 2004, (except as noted) were as follows:
--------------------------------------------------------------------------------
                                                CAPITAL            NEW
                                SELECT         GROWTH(1)     OPPORTUNITIES II
--------------------------------------------------------------------------------
Purchases                   $1,931,773,140    $2,405,980      $132,044,904
--------------------------------------------------------------------------------
Proceeds from sales         $2,393,574,375      $937,067      $109,966,923
--------------------------------------------------------------------------------

(1) February 27, 2004 (inception date) through October 31, 2004.

                                                                    (continued)

------
32

Notes to Financial Statements

OCTOBER 31, 2004

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

----------------------------------------------------------------------------------------------------
                                       SELECT              CAPITAL GROWTH    NEW OPPORTUNITIES II
----------------------------------------------------------------------------------------------------
                                SHARES        AMOUNT       SHARES  AMOUNT    SHARES        AMOUNT
----------------------------------------------------------------------------------------------------
INVESTOR CLASS
----------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED             360,000,000                    N/A           250,000,000
====================================================================================================
Sold                            3,624,507  $ 128,959,593                     1,408,981  $ 8,685,743
---------------------------
Redeemed                      (14,501,975)  (516,136,114)                     (870,628)  (5,433,330)
----------------------------------------------------------------------------------------------------
Net increase (decrease)       (10,877,468) $(387,176,521)                      538,353  $ 3,252,413
====================================================================================================
YEAR ENDED OCTOBER 31, 2003
Shares Authorized             360,000,000                    N/A           250,000,000
====================================================================================================
Sold                            5,893,639  $ 179,550,191                     1,005,193  $ 4,562,699
---------------------------
Issued in reinvestment
of distributions                  293,884      8,460,923                            --           --
---------------------------
Redeemed                      (14,695,299)  (441,320,181)                   (1,493,317)  (6,906,299)
----------------------------------------------------------------------------------------------------
Net decrease                   (8,507,776) $(253,309,067)                     (488,124) $(2,343,600)
====================================================================================================
INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED              40,000,000                    N/A            50,000,000
====================================================================================================
Sold                            1,041,936    $37,331,163                            --           --
---------------------------
Redeemed                       (1,105,498)   (39,531,415)                           --           --
----------------------------------------------------------------------------------------------------
Net decrease                      (63,562)  $ (2,200,252)                           --           --
====================================================================================================
YEAR ENDED OCTOBER 31, 2003
SHARES AUTHORIZED              40,000,000                    N/A            50,000,000
====================================================================================================
Sold                            1,326,164   $ 40,613,361                            --           --
---------------------------
Issued in reinvestment
of distributions                   28,974        838,204                            --           --
---------------------------
Redeemed                         (988,050)   (30,031,037)                           --           --
----------------------------------------------------------------------------------------------------
Net increase                      367,088   $ 11,420,528                            --           --
====================================================================================================
ADVISOR CLASS
----------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED             100,000,000                    N/A                   N/A
====================================================================================================
Sold                              308,352   $ 10,860,454
---------------------------
Redeemed                         (521,487)   (18,372,964)
----------------------------------------------------------------------------------------------------
Net decrease                     (213,135)  $ (7,512,510)
====================================================================================================
YEAR ENDED OCTOBER 31, 2003
SHARES AUTHORIZED             100,000,000                    N/A                   N/A
====================================================================================================
Sold                              352,320    $10,590,730
---------------------------
Issued in reinvestment
of distributions                       38          1,083
---------------------------
Redeemed                         (194,900)    (5,788,629)
----------------------------------------------------------------------------------------------------
Net increase                      157,458    $ 4,803,184
====================================================================================================

                                                                   (continued)

------
33

Notes to Financial Statements

OCTOBER 31, 2004

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

----------------------------------------------------------------------------------------------------
                                   SELECT              CAPITAL GROWTH          NEW OPPORTUNITIES II
----------------------------------------------------------------------------------------------------
                            SHARES      AMOUNT       SHARES      AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------------------------------
A CLASS
----------------------------------------------------------------------------------------------------
YEAR ENDED
OCTOBER 31, 2004(1)
SHARES AUTHORIZED         25,000,000               100,000,000              25,000,000
====================================================================================================
Sold                         726,527  $25,737,099       69,980    $690,177   3,302,884  $20,304,602
------------------------
Redeemed                     (90,804)  (3,183,330)          --          --    (209,957)  (1,284,533)
----------------------------------------------------------------------------------------------------
Net increase                 635,723  $22,553,769       69,980    $690,177   3,092,927  $19,020,069
====================================================================================================
PERIOD ENDED
OCTOBER 31, 2003(2)
SHARES AUTHORIZED         25,000,000                       N/A              25,000,000
====================================================================================================
Sold                         306,963  $10,010,611                              203,007    $ 945,809
------------------------
Redeemed                      (1,341)     (42,396)                             (47,790)    (231,694)
----------------------------------------------------------------------------------------------------
Net increase                 305,622  $ 9,968,215                              155,217    $ 714,115
====================================================================================================
B CLASS
----------------------------------------------------------------------------------------------------
YEAR ENDED
OCTOBER 31, 2004(1)
SHARES AUTHORIZED         25,000,000               100,000,000              25,000,000
====================================================================================================
Sold                          37,593   $1,318,038       45,733    $452,333     168,526   $1,021,035
------------------------
Redeemed                      (1,950)     (67,594)          --          --     (17,922)    (112,383)
----------------------------------------------------------------------------------------------------
Net increase                  35,643   $1,250,444       45,733    $452,333     150,604   $  908,652
====================================================================================================
PERIOD ENDED
OCTOBER 31, 2003(2)
SHARES AUTHORIZED         25,000,000                       N/A              25,000,000
====================================================================================================
Sold                          31,012     $986,003                               38,203     $171,946
------------------------
Redeemed                        (220)      (6,857)                                (603)      (2,898)
----------------------------------------------------------------------------------------------------
Net increase                  30,792     $979,146                               37,600     $169,048
====================================================================================================
C CLASS
----------------------------------------------------------------------------------------------------
YEAR ENDED
OCTOBER 31, 2004(1)
SHARES AUTHORIZED         25,000,000               100,000,000              25,000,000
====================================================================================================
Sold                          86,243   $3,002,834       34,974    $349,262     213,716   $1,313,126
------------------------
Redeemed                     (11,068)    (383,521)         (83)       (804)    (11,191)     (67,857)
----------------------------------------------------------------------------------------------------
Net increase                  75,175   $2,619,313       34,891    $348,458     202,525   $1,245,269
====================================================================================================
PERIOD ENDED
OCTOBER 31, 2003(2)
SHARES AUTHORIZED         25,000,000                       N/A              25,000,000
====================================================================================================
Sold                          34,025   $1,092,115                                6,005      $32,659
------------------------
Redeemed                        (166)      (5,329)                                  --           --
----------------------------------------------------------------------------------------------------
Net increase                  33,859   $1,086,786                                6,005      $32,659
====================================================================================================

(1) February 27, 2004 (inception date) through October 31, 2004 for
    Capital Growth.

(2) January 31, 2003 (commencement of sale) through October 31, 2003 for Select and New Opportunities II.

                                                                   (continued)

------
34

Notes to Financial Statements

OCTOBER 31, 2004

5. AFFILIATED COMPANY TRANSACTIONS

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended October 31, 2004 follows:

------------------------------------------------------------------------------------------------------------
                       SHARE                                                              10/31/04
                      BALANCE     PURCHASE      SALES      REALIZED    DIVIDEND ---------------------------
FUND/COMPANY         10/31/03       COST        COST      GAIN (LOSS)   INCOME  SHARE BALANCE  MARKET VALUE
------------------------------------------------------------------------------------------------------------
SELECT
------------------------------------------------------------------------------------------------------------
Four Seasons
Hotels Inc.(1)       2,240,000  $        --  $ 9,843,402  $7,652,343    $151,694   1,960,000    $132,535,200
------------------
Yankee Candle
Company Inc.(1)(2)   1,510,000   81,701,896    2,298,321    (243,569)         --   4,347,500     120,425,750
------------------------------------------------------------------------------------------------------------
                                $81,701,896  $12,141,723  $7,408,774    $151,694                $252,960,950
============================================================================================================

(1) Security, or a portion thereof, was on loan as of October 31, 2004

(2) Non-income producing.

6. SECURITIES LENDING

As of October 31, 2004, securities in Select valued at $50,300,102, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was
$51,412,857. Select's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due.
If the borrower defaults, receipt of the collateral by Select may be delayed or limited.

7. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM, have a $650,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended October 31, 2004.

8. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31, 2004 and October 31, 2003 (except as noted) were as follows:

                                                  CAPITAL          NEW
                                   SELECT         GROWTH      OPPORTUNITIES II
--------------------------------------------------------------------------------
                               2004     2003      2004(1)      2004      2003
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                 $--  $9,815,063    $--         $--       $--
--------------------------------------------------------------------------------
Long-term capital gains         $--  $--           $--         $--       $--
--------------------------------------------------------------------------------

(1)  February 27, 2004 (inception date) through October 31, 2004.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

                                                                    (continued)

------
35

Notes to Financial Statements

OCTOBER 31, 2004

8. FEDERAL TAX INFORMATION (CONTINUED)

As of October 31, 2004, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

----------------------------------------------------------------------------------------------------
                                                                       CAPITAL           NEW
                                                        SELECT         GROWTH      OPPORTUNITIES II
----------------------------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE
EARNINGS AND TAX COST
----------------------------------------------------------------------------------------------------
Federal tax cost of investments                    $3,235,890,065    $1,440,521      $55,381,458
====================================================================================================
Gross tax appreciation of investments                $736,932,678       $81,365       $7,145,341
----------------------------------------------
Gross tax depreciation of investments                 (72,566,802)      (48,829)        (406,055)
----------------------------------------------------------------------------------------------------
Net tax appreciation of investments                  $664,365,876       $32,536       $6,739,286
====================================================================================================
Net tax appreciation (depreciation)
on derivatives and translation of
assets and liabilities in foreign currencies              157,693           (5)              --
----------------------------------------------------------------------------------------------------
Net tax appreciation                                 $664,523,569       $32,531       $6,739,286
====================================================================================================
Undistributed ordinary income                                  --            --         $993,955
----------------------------------------------
Accumulated long-term gains                                    --            --         $782,886
----------------------------------------------
Accumulated capital losses                          $(625,546,652)     $(28,393)              --
----------------------------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

--------------------------------------------------------------------------------
                               2009             2010         2011       2012
--------------------------------------------------------------------------------
Select                    $(104,198,293)   $(521,348,359)     --         --
--------------------------------------------------------------------------------
Capital Growth                  --               --           --      $(28,393)
--------------------------------------------------------------------------------
New Opportunities II            --               --           --         --
--------------------------------------------------------------------------------

------
36

Select - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
-------------------------------------------------------------------------------------------
                                                            INVESTOR CLASS
-------------------------------------------------------------------------------------------
                                              2004     2003     2002      2001      2000
-------------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $33.77   $28.91   $34.94    $52.20    $53.32
-------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(1)              --(2)    0.01     0.07      0.06     (0.06)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)      1.03     4.92    (6.04)   (14.53)     4.04
-------------------------------------------------------------------------------------------
  Total From Investment Operations             1.03     4.93    (5.97)   (14.47)     3.98
-------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Investment Income                     --    (0.07)   (0.06)       --        --
-----------------------------------------
  From Net Realized Gains                        --       --       --     (2.79)    (5.10)
-------------------------------------------------------------------------------------------
  Total Distributions                            --    (0.07)   (0.06)    (2.79)    (5.10)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $34.80   $33.77   $28.91    $34.94    $52.20
===========================================================================================
  TOTAL RETURN(3)                              3.05%   17.11%  (17.11)%  (28.93)%    7.64%
-------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                          1.00%    1.00%     1.00%     1.00%    1.00%
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                        (0.01)%    0.03%     0.21%     0.15%  (0.11)%
-----------------------------------------
Portfolio Turnover Rate                          48%      84%      168%       98%      67%
-----------------------------------------
Net Assets, End of Period (in millions)       $3,565   $3,828    $3,522    $4,745   $7,086
-------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Per-share amount is less than $0.005.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
37

Select - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
-------------------------------------------------------------------------------------------------
                                                            INSTITUTIONAL CLASS
-------------------------------------------------------------------------------------------------
                                              2004       2003      2002       2001        2000
-------------------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $33.99     $29.10    $35.16     $52.36      $53.41
-------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income(1)                     0.07       0.07      0.13       0.14        0.04
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)      1.03       4.95     (6.06)    (14.55)       4.01
-------------------------------------------------------------------------------------------------
  Total From Investment Operations             1.10       5.02     (5.93)    (14.41)       4.05
-------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Investment Income                     --      (0.13)    (0.13)        --          --
-----------------------------------------
  From Net Realized Gains                        --         --        --      (2.79)      (5.10)
-------------------------------------------------------------------------------------------------
  Total Distributions                            --      (0.13)    (0.13)     (2.79)      (5.10)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $35.09     $33.99    $29.10     $35.16      $52.36
=================================================================================================
  TOTAL RETURN(2)                              3.24%     17.34%   (16.93)%   (28.71)%      7.77%
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                          0.80%      0.80%      0.80%      0.80%      0.80%
-----------------------------------------
Ratio of Net Investment Income
to Average Net Assets                          0.19%      0.23%      0.41%      0.35%      0.09%
-----------------------------------------
Portfolio Turnover Rate                          48%        84%       168%        98%        67%
-----------------------------------------
Net Assets, End of Period (in thousands)    $234,815   $229,596   $185,897   $181,708   $259,092
-------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
38

Select - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
---------------------------------------------------------------------------------------------
                                                            ADVISOR CLASS
---------------------------------------------------------------------------------------------
                                              2004      2003     2002      2001       2000
---------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $33.49    $28.66   $34.68    $52.01     $53.19
---------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Loss(1)                      (0.09)    (0.07)   (0.02)    (0.04)     (0.21)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)      1.03      4.90    (6.00)   (14.50)      4.13
---------------------------------------------------------------------------------------------
  Total From Investment Operations             0.94      4.83    (6.02)   (14.54)      3.92
---------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Investment Income                     --      --(2)      --        --         --
-----------------------------------------
  From Net Realized Gains                        --      --         --     (2.79)     (5.10)
---------------------------------------------------------------------------------------------
  Total Distributions                            --      --(2)      --     (2.79)     (5.10)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $34.43    $33.49   $28.66    $34.68     $52.01
=============================================================================================
  TOTAL RETURN(3)                              2.81%    16.86%  (17.36)%  (29.18)%     7.54%
---------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                          1.25%     1.25%     1.25%     1.25%     1.25%
-----------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                        (0.26)%   (0.22)%  (0.04)%   (0.10)%   (0.36)%
-----------------------------------------
Portfolio Turnover Rate                          48%       84%      168%       98%       67%
-----------------------------------------
Net Assets, End of Period (in thousands)     $22,626   $29,152   $20,432   $23,389   $22,239
---------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Per-share amount is less than $0.005.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
39

Select - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED)
-------------------------------------------------------------------------------
                                                              A CLASS
-------------------------------------------------------------------------------
                                                         2004       2003(1)
-------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $33.72       $27.75
-------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------------------
  Net Investment Loss(2)                                 (0.10)       (0.14)
---------------------------------------------------
  Net Realized and Unrealized Gain                        1.04         6.11
-------------------------------------------------------------------------------
  Total From Investment Operations                        0.94         5.97
-------------------------------------------------------------------------------
Net Asset Value, End of Period                          $34.66       $33.72
===============================================================================
  TOTAL RETURN(3)                                         2.79%       21.51%
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets         1.25%     1.25%(4)
---------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets      (0.26)%   (0.56)%(4)
---------------------------------------------------
Portfolio Turnover Rate                                     48%       84%(5)
---------------------------------------------------
Net Assets, End of Period (in thousands)                $32,624      $10,305
-------------------------------------------------------------------------------

(1)  January 31, 2003 (commencement of sale) through October 31, 2003.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
     Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
40

Select - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED)
-------------------------------------------------------------------------------
                                                              B CLASS
-------------------------------------------------------------------------------
                                                         2004        2003(1)
-------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $33.53       $27.75
-------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------------------
  Net Investment Loss(2)                                 (0.35)       (0.31)
---------------------------------------------------
  Net Realized and Unrealized Gain                        1.03         6.09
-------------------------------------------------------------------------------
  Total From Investment Operations                        0.68         5.78
-------------------------------------------------------------------------------

Net Asset Value, End of Period                          $34.21       $33.53
===============================================================================
  TOTAL RETURN(3)                                         2.03%       20.83%
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets         2.00%     2.00%(4)
---------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets      (1.01)%   (1.28)%(4)
---------------------------------------------------
Portfolio Turnover Rate                                     48%       84%(5)
---------------------------------------------------
Net Assets, End of Period (in thousands)                 $2,273       $1,032
-------------------------------------------------------------------------------

(1)  January 31, 2003 (commencement of sale) through October 31, 2003.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
     Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
41

Select - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED)
-------------------------------------------------------------------------------
                                                              C CLASS
-------------------------------------------------------------------------------
                                                          2004       2003(1)
-------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $33.56       $27.75
-------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------------------
  Net Investment Loss(2)                                  (0.36)       (0.31)
---------------------------------------------------
  Net Realized and Unrealized Gain                         1.03         6.12
-------------------------------------------------------------------------------
  Total From Investment Operations                         0.67         5.81
-------------------------------------------------------------------------------
Net Asset Value, End of Period                           $34.23       $33.56
===============================================================================
  TOTAL RETURN(3)                                          2.03%       20.94%
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets          2.00%     2.00%(4)
---------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets       (1.01)%   (1.28)%(4)
---------------------------------------------------
Portfolio Turnover Rate                                      48%       84%(5)
---------------------------------------------------
Net Assets, End of Period (in thousands)                 $3,733        $1,136
-------------------------------------------------------------------------------

(1)  January 31, 2003 (commencement of sale) through October 31, 2003.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
     Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
42

Capital Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                    A CLASS
--------------------------------------------------------------------------------
                                                                    2004(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------------------
  Net Investment Loss(2)                                             (0.03)
---------------------------------------------------
  Net Realized and Unrealized Loss                                   (0.08)
--------------------------------------------------------------------------------
  Total From Investment Operations                                   (0.11)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $9.89
================================================================================
  TOTAL RETURN(3)                                                    (1.10)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                   1.25%(4)
---------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets                (0.43)%(4)
---------------------------------------------------
Portfolio Turnover Rate                                                  87%
---------------------------------------------------
Net Assets, End of Period (in thousands)                                $692
--------------------------------------------------------------------------------

(1)  February 27, 2004 (commencement of sale) through October 31, 2004.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
     Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

------
43

See Notes to Financial Statements.

Capital Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
-------------------------------------------------------------------------------
                                                                   B CLASS
-------------------------------------------------------------------------------
                                                                   2004(1)
-------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $10.00
-------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------------------
  Net Investment Loss(2)                                             (0.08)
---------------------------------------------------
  Net Realized and Unrealized Loss                                   (0.08)
-------------------------------------------------------------------------------
  Total From Investment Operations                                   (0.16)
-------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $9.84
===============================================================================
  TOTAL RETURN(3)                                                    (1.60)%
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                   2.00%(4)
---------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets                (1.17)%(4)
---------------------------------------------------
Portfolio Turnover Rate                                                  87%
---------------------------------------------------
Net Assets, End of Period (in thousands)                                $450
-------------------------------------------------------------------------------

(1)  February 27, 2004 (commencement of sale) through October 31, 2004.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
     Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

See Notes to Financial Statements.

------
44

Capital Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                     C CLASS
--------------------------------------------------------------------------------
                                                                     2004(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------------------
  Net Investment Loss(2)                                              (0.08)
---------------------------------------------------
  Net Realized and Unrealized Loss                                    (0.08)
--------------------------------------------------------------------------------
  Total From Investment Operations                                    (0.16)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $9.84
================================================================================
  TOTAL RETURN(3)                                                     (1.60)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                    2.00%(4)
---------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets                 (1.18)%(4)
---------------------------------------------------
Portfolio Turnover Rate                                                   87%
---------------------------------------------------
Net Assets, End of Period (in thousands)                                 $343
--------------------------------------------------------------------------------

(1)  February 27, 2004 (commencement of sale) through October 31, 2004.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
     Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

See Notes to Financial Statements.

------
45

New Opportunities II -  Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------------
                                                          INVESTOR CLASS
--------------------------------------------------------------------------------------
                                                2004      2003     2002       2001(1)
--------------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $5.75     $4.15    $4.52       $5.00
--------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Loss(2)                       (0.07)    (0.05)   (0.05)      (0.01)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)       0.61      1.65    (0.32)      (0.47)
--------------------------------------------------------------------------------------
  Total From Investment Operations              0.54      1.60    (0.37)      (0.48)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $6.29     $5.75    $4.15       $4.52
======================================================================================
  TOTAL RETURN(3)                               9.39%    38.55%   (8.19)%     (9.60)%
--------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                           1.50%     1.50%     1.50%    1.50%(4)
-----------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                         (1.09)%   (1.11)%   (1.02)%  (0.81)%(4)
-----------------------------------------
Portfolio Turnover Rate                          255%      236%      182%         89%
-----------------------------------------
Net Assets, End of Period (in thousands)      $38,917   $32,512   $25,479     $18,217
--------------------------------------------------------------------------------------

(1)  June 1, 2001 (inception) through October 31, 2001.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

See Notes to Financial Statements.

------
46

New Opportunities II -  Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                                 A CLASS
--------------------------------------------------------------------------------
                                                             2004      2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $5.74        $4.15
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------
  Net Investment Loss(2)                                    (0.08)       (0.05)
--------------------------------------------------
  Net Realized and Unrealized Gain                           0.60         1.64
--------------------------------------------------------------------------------
  Total From Investment Operations                           0.52         1.59
--------------------------------------------------------------------------------
Net Asset Value, End of Period                              $6.26        $5.74
================================================================================
  TOTAL RETURN(3)                                            9.06%       38.31%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets            1.75%     1.75%(4)
--------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets         (1.34)%   (1.47)%(4)
--------------------------------------------------
Portfolio Turnover Rate                                       255%      236%(5)
--------------------------------------------------
Net Assets, End of Period (in thousands)                   $20,337         $891
--------------------------------------------------------------------------------

(1)  January 31, 2003 (commencement of sale) through October 31, 2003.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
     Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
47

New Opportunities II -  Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                                  B CLASS
--------------------------------------------------------------------------------
                                                             2004     2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
NNet Asset Value, Beginning of Period                       $5.71       $4.15
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------
  Net Investment Loss(2)                                    (0.13)      (0.08)
--------------------------------------------------
  Net Realized and Unrealized Gain                           0.60        1.64
--------------------------------------------------------------------------------
  Total From Investment Operations                           0.47        1.56
--------------------------------------------------------------------------------
Net Asset Value, End of Period                              $6.18       $5.71
================================================================================
  TOTAL RETURN(3)                                            8.23%      37.59%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets            2.50%    2.50%(4)
--------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets         (2.09)%  (2.20)%(4)
--------------------------------------------------
Portfolio Turnover Rate                                       255%     236%(5)
--------------------------------------------------
Net Assets, End of Period (in thousands)                    $1,163        $215
--------------------------------------------------------------------------------

(1)  January 31, 2003 (commencement of sale) through October 31, 2003.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
     Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
48

New Opportunities II -  Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                              C CLASS
--------------------------------------------------------------------------------
                                                          2004         2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $5.73          $4.15
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------------------
  Net Investment Loss(2)                                 (0.13)         (0.07)
---------------------------------------------------
  Net Realized and Unrealized Gain                        0.60           1.65
--------------------------------------------------------------------------------
  Total From Investment Operations                        0.47           1.58
--------------------------------------------------------------------------------
Net Asset Value, End of Period                           $6.20          $5.73
================================================================================
  TOTAL RETURN(3)                                         8.20%         38.07%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets         2.50%    2.22%(4)(5)
---------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets      (2.09)%  (1.97)%(4)(5)
---------------------------------------------------
Portfolio Turnover Rate                                    255%        236%(6)
---------------------------------------------------
Net Assets, End of Period (in thousands)                 $1,294            $34
--------------------------------------------------------------------------------

(1)  January 31, 2003 (commencement of sale) through October 31, 2003.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
     Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  During a portion of the period ended October 31, 2003, the distributor agreed to voluntarily waive the distribution and service fees. Had fees not been waived the annualized ratio of operating expenses to average net assets and the annualized ratio of net investment loss to average net assets would have been 2.50% and (2.25)%, respectively.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
49

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders American Century Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Select Fund, Capital Growth Fund, and New
Opportunities II Fund, (collectively, the "Funds"), three of the funds comprising American Century Mutual Funds, Inc., as of October 31, 2004, and the
related  statements of operations for the period then ended, the statements of changes in net assets and the financial highlights for the periods presented.
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian  and brokers; when replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of
Select Fund, Capital Growth Fund, and New Opportunities II Fund as of October
31, 2004, the results  of their operations for the period then ended, the changes in their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the
United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 15, 2004

------
50

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services Corporation (ACSC).

The other directors (more than three-fourths of the total numbers) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC. The directors serve in this capacity for six registered investment companies in the American Century family of funds.

All persons named as officers of the funds also serve in a similar capacity for the other 13 investment companies advised by ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 23
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company  of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
and J.D. Edwards  & Company
--------------------------------------------------------------------------------

                                                                    (continued)

------
51

Management

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 8
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 3
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 9
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Chief
Integration Officer, Sprint Corporation (September 2003 to present); Senior Vice
President - Financial Services, Sprint Corporation (January 2003 to September
2003); Senior Vice President, Finance - Global Markets Group, Sprint Corporation
(November 1998 to January 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 2
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 45
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACSC and other ACC subsidiaries; Director, ACIM,
ACSC and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 13
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present);  Chief Executive Officer, ACC (June 1996 to September 2000); Director,
ACC, ACIM, ACSC and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                   (continued)

------
52

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
LENGTH OF TIME SERVED (YEARS): 3
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); President, ACIS (July
2003 to present); Chief Operating Officer, ACC (June 1996 to September 2000);
Also serves as: Executive Vice President, ACSC and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Executive Vice President
LENGTH OF TIME SERVED (YEARS): 8
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); President, ACSC (January 1999 to present); Executive Vice President, ACC
(May 1995 to present); Also serves as: Executive Vice President and Chief
Financial Officer, ACIM, ACIS and other ACC subsidiaries; and Treasurer, ACIM
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer
LENGTH OF TIME SERVED (YEARS): 3
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President (April 1998
to present) and  Assistant Treasurer, ACSC (September 1985 to present)
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
LENGTH OF TIME SERVED (YEARS): 3
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and General
Counsel, ACIM, ACIS, ACSC and other ACC subsidiaries (June 1998 to present);
Vice President and General Counsel, ACC (June 1998 to present)
--------------------------------------------------------------------------------
DAVID H. REINMILLER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer
LENGTH OF TIME SERVED (YEARS): 3 and less than 1 year
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACSC and
ACIM (March 2001 to present); Vice President, ACSC (March 2000 to present); Vice
President, ACIM (March 2002 to present); Vice President, ACIS (March 2003 to present); Assistant General Counsel, ACSC (December 1996 to January 2001);
Associate General Counsel, ACSC (July 2001 to present)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Director, American Century Employee
Benefit Services, Inc. (February 2000 to December 2003); Treasurer, American
Century Employee Benefit Services, Inc. (December 2000 to December 2003);
Treasurer, American Century Ventures, Inc. (December 1999 to April 2001)
--------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge upon request by calling 1-800-345-2021.

------
53

Share Class Information

Six classes of shares are authorized for sale by Select: Investor Class,
Institutional Class, Advisor Class, A Class, B Class, and C Class. Three
classes of shares are authorized for sale by Capital Growth: A Class, B Class, and C Class. Five classes of shares are authorized for sale by New
Opportunities II: Investor Class, Institutional Class, A Class, B Class, and C
Class. As of October 31, 2004, the Institutional Class of New Opportunities II
had not commenced operations. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of
Advisor, A, B, and C Class shares are higher than that of Investor Class shares.
ON JANUARY 31, 2003, INVESTOR CLASS SHARES OF SELECT AND NEW OPPORTUNITIES II
BECAME UNAVAILABLE TO NEW INVESTORS.

INVESTOR CLASS shares are available for purchase by existing shareholders in two ways: 1) directly from American Century without any commissions or other fees;
or 2) through a broker-dealer, which may require payment of a transaction fee to the broker.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of
Institutional Class shares is 0.20% less than the total expense ratio of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 5.75% to 0.00% for equity funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The prospectus contains information regarding reductions and waivers of sales charges for A
Class shares. A Class shares also are subject to a 0.25% annual Rule 12b-1 service and distribution fee.

B CLASS shares are sold primarily through employer-sponsored retirement plans through institutions such as

                                                                    (continued)

------
54

Share Class Information

investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. B Class shares also are subject to a 1.00% annual Rule 12b-1 service and distribution fee. B Class shares automatically convert to A Class shares (with lower expenses) eight years after their purchase date.

C CLASS shares are sold primarily through employer-sponsored retirement plans through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. C Class shares also are subject to a
Rule 12b-1 service and distribution fee of 1.00%.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
55

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on  this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by  telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the  time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment  Management, Inc., the funds' investment manager, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the manager uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's Web site  at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment manager voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

                                                                    (continued)

------
56

Additional Information

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their Web site at americancentury.com and, upon request, by calling
1-800-345-2021.

------
57

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

The RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

The RUSSELL 2000 GROWTH INDEX  measures the performance of those Russell 2000 companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

------
58

Notes

------
59

Notes

------
60

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

                                                             PRSRT STD
                                                         U.S. POSTAGE PAID
                                                          AMERICAN CENTURY
                                                             COMPANIES

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Services Corporation.

0412                                American Century Investment Services, Inc.
SH-ANN-40956S                    (c)2004 American Century Services Corporation

OCTOBER 31, 2004

American Century Investments
Annual Report

[photo of market line chart]
[photo of starfish]
[photo of bridge]

New Opportunities Fund

[american century investments logo and text logo]

Our Message to You.......................................................   1

NEW OPPORTUNITIES

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

                JAMES E. STOWERS III
              WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the annual report for the New Opportunities fund for the year ended October 31, 2004.

The report includes comparative performance figures, portfolio and market commentary, summary tables, a full list of portfolio holdings, and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Through our Web site, americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Your next shareholder report for this fund will be the semiannual report dated
April 30, 2005, available in approximately six months.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER AND CHAIRMAN

      /s/James E. Stowers III
      James E. Stowers III
      CO-CHAIRMAN OF THE BOARD

------
1

New Opportunities - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2004
                                            ----------------------
                                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                         SINCE      INCEPTION
                                 1 YEAR     5 YEARS    INCEPTION       DATE
------------------------------------------------------------------------------
NEW OPPORTUNITIES                 0.00%     -2.25%      6.47%        12/26/96
------------------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX         5.53%     -0.71%      2.51%(1)        --
------------------------------------------------------------------------------

(1) Since 12/31/96, the date nearest the fund's inception for which data are available.

GROWTH OF $10,000 OVER LIFE OF FUND

$10,000 investment made December 26, 1996

ONE-YEAR RETURNS OVER LIFE OF FUND

Periods ended October 31
--------------------------------------------------------------------------------
                  1997*   1998    1999    2000     2001     2002    2003    2004
--------------------------------------------------------------------------------
New
Opportunities    6.20%  -10.17%  92.03%  83.28%  -53.81%  -16.46%  26.18%  0.00%
--------------------------------------------------------------------------------
Russell 2000
Growth Index    15.64%  -15.86%  29.28%  16.16%  -31.50%  -21.57%  46.56%  5.53%
--------------------------------------------------------------------------------

* From 12/26/96, the fund's inception date. Index data from 12/31/96, the date nearest the fund's inception for which data are available. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
2

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

(continued)

------
3

Shareholder Fee Example (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------
                                                     EXPENSES PAID
                     BEGINNING         ENDING       DURING PERIOD*   ANNUALIZED
                    ACCOUNT VALUE   ACCOUNT VALUE      5/1/04 -        EXPENSE
                       5/1/04         10/31/04         10/31/04        RATIO*
-------------------------------------------------------------------------------
NEW OPPORTUNITIES SHAREHOLDER FEE EXAMPLE
-------------------------------------------------------------------------------
Actual                 $1,000          $994.10         $7.42            1.48%
-------------------------------------------------------------------------------
Hypothetical           $1,000        $1,017.70         $7.51            1.48%
-------------------------------------------------------------------------------

*Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
4

New Opportunities - Portfolio Commentary

[photo of investment team]

THE NEW OPPORTUNITIES INVESTMENT TEAM (FROM LEFT): PORTFOLIO MANAGERS TOM
TELFORD AND HAROLD S. BRADLEY AND INVESTMENT ANALYSTS STAFFORD SOUTHWICK AND
MATT FERRETTI.

For the twelve months ended October 31, 2004, New Opportunities finished flat, while its benchmark, the Russell 2000 Growth Index, returned 5.53%.

Since its December 26, 1996 inception, the fund has posted average annualized returns of 6.47%, outpacing the 2.51% average for its benchmark.* During the period, portfolio manager John Seitzer left American Century. Harold Bradley remains on the investment management team and was joined by Tom Telford, who also comanages the Technology Fund.

EQUITIES BOOK MODEST GAINS

The major U.S. stock indices posted single-digit gains in the fiscal year ended
October 31, 2004. The indices rose roughly 8% in the first three months to levels not seen since the third quarter of 2001 and the first half of 2002. They were boosted by corporate earnings that reached 10-year highs in the fourth quarter of 2003 as the government reported strong economic growth and low inflation. Those early gains eroded, however, as oil prices jumped 78%, interest rates climbed, and the real rate of economic growth slipped from 7.4% in the third quarter of 2003 to 3.3% and 3.9% in the second and third quarters of 2004.
In that environment, smaller, growth-oriented companies, which started well, finished behind their value counterparts, with double-digit shortfalls in performance during the last four months of the period.

ENERGY: THE TOP CONTRIBUTORS

The search for companies demonstrating earnings and revenue acceleration, the foundation of our investment discipline, took us into the energy sector, the richest source of contribution during the year. Energy equipment and services firms made the greatest strides and yielded several contributors. One was Carbo
Ceramics Inc., whose ceramic parts are used in drilling for natural gas and oil.
Increased demand for natural gas in the United States and for the company's products in Russia and China contributed to a 50% increase in 2003 net income.
Those trends continued, and the company recorded a 33%

TOP TEN HOLDINGS
AS OF OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/04               4/30/04
--------------------------------------------------------------------------------
Unit Corporation                          1.9%                  1.3%
--------------------------------------------------------------------------------
OMI Corp.                                 1.8%                   --
--------------------------------------------------------------------------------
Titanium Metals Corp.                     1.8%                  1.3%
--------------------------------------------------------------------------------
Arch Coal Inc.                            1.7%                  1.4%
--------------------------------------------------------------------------------
AK Steel Holding Corp.                    1.7%                   --
--------------------------------------------------------------------------------
United Industrial
Corporation                               1.7%                  1.0%
--------------------------------------------------------------------------------
ARGON ST Inc.                             1.6%                   --
--------------------------------------------------------------------------------
Navigant Consulting Inc.                  1.6%                  1.0%
--------------------------------------------------------------------------------
Kronos Inc.                               1.6%                   --
--------------------------------------------------------------------------------
Knight Transportation Inc.                1.6%                   --
--------------------------------------------------------------------------------

*Benchmark information since December 31, 1996, the date
 nearest the fund's inception that data are available.               (continued)

------
5

New Opportunities - Portfolio Commentary

revenue increase for first nine months of 2004 compared to the same period in
2003. Another standout was Lone Star Technologies, which is benefiting from increased demand from drillers for the steel pipe it produces.

INDUSTRIALS GAIN GROUND

Investments in the industrials sector significantly bolstered results, with commercial services and supplies companies leading the way. Navigant Consulting
Inc., which provides legal, financial and operational consulting to government agencies and large companies, ranked among the period's top contributors.

CONSUMER STOCKS SHINE

Our discipline also drew us to the consumer discretionary sector, another source of strength. Specialty retailer Urban Outfitters Inc., which enjoyed strong sales and record-setting, triple-digit earnings growth during the period, was a top contributor.

INFORMATION TECHNOLOGY: THE BIGGEST DETRACTORS

Those gains were offset by weakness in other areas of the portfolio, most notably the information technology sector. Our position here represented, on average, our largest sector stake and the greatest detractor to performance.
Investments in the communications equipment industry proved most detrimental, followed by semiconductor stocks. Though some of our holdings in each area posted gains, many more were swept lower with the market. In the former group,
Alvarion Ltd., which provides infrastructure for wireless broadband networking, finished among the portfolio's top-detracting stocks. In the latter, Cohu Inc.
and Silicon Image Inc. were two that disappointed.

HEALTH CARE SLOWS PERFORMANCE

Similarly, we found opportunity and success in the health care sector and held some advancing names. However, it was not enough to overcome the declines of other holdings, and our position in this sector ultimately detracted. Health care equipment and supplies companies generated the most drag.

OUR COMMITMENT

We remain committed to our investment strategy of identifying smaller-sized companies that best appear able to sustain accelerating growth in earnings and revenues, a strategy based on the belief that these companies have a greater-than-average chance to increase in value over the long term.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/04               4/30/04
--------------------------------------------------------------------------------
Oil & Gas                                 7.8%                  1.1%
--------------------------------------------------------------------------------
Software                                  6.9%                  3.5%
--------------------------------------------------------------------------------
Metals & Mining                           6.2%                  4.4%
--------------------------------------------------------------------------------
Specialty Retail                          6.1%                  3.9%
--------------------------------------------------------------------------------
Commercial Banks                          5.7%                  3.9%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       10/31/04               4/30/04
--------------------------------------------------------------------------------
Common Stocks                            97.6%                 99.2%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               3.9%                  1.4%
--------------------------------------------------------------------------------
TOTAL INVESTMENT
SECURITIES                              101.5%                100.6%
--------------------------------------------------------------------------------
Other Assets & Liabilities              (1.5)%                (0.6)%
--------------------------------------------------------------------------------

------
6

New Opportunities - Schedule of Investments

OCTOBER 31, 2004

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 97.6%

AEROSPACE & DEFENSE -- 1.7%
--------------------------------------------------------------------------------

  141,240    United Industrial Corporation                             $  4,520
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS -- 1.2%
--------------------------------------------------------------------------------
   76,631    Forward Air Corp.(1)                                         3,155
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.3%
--------------------------------------------------------------------------------
   91,453    Affymetrix Inc.(1)                                           2,789
--------------------------------------------------------------------------------
   83,853    Orchid BioSciences Inc.(1)                                     808
--------------------------------------------------------------------------------
                                                                          3,597
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 2.4%
--------------------------------------------------------------------------------
  106,044    American Capital Strategies Ltd.                             3,282
--------------------------------------------------------------------------------
  148,475    Greenhill & Co. Inc.                                         3,339
--------------------------------------------------------------------------------
                                                                          6,621
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 5.7%
--------------------------------------------------------------------------------
   65,019    Bank of Hawaii Corporation                                   3,105
--------------------------------------------------------------------------------
   90,926    Cathay General Bancorp                                       3,581
--------------------------------------------------------------------------------
   92,681    Seacoast Banking Corp. of Florida                            2,004
--------------------------------------------------------------------------------
   90,660    United Bankshares Inc.                                       3,325
--------------------------------------------------------------------------------
  122,452    Valley National Bancorp                                      3,473
--------------------------------------------------------------------------------
                                                                         15,488
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 5.5%
--------------------------------------------------------------------------------
   75,701    Charles River Associates Inc.(1)                             3,042
--------------------------------------------------------------------------------
  342,637    Kforce Inc.(1)                                               3,629
--------------------------------------------------------------------------------
  180,901    Navigant Consulting Inc.(1)                                  4,498
--------------------------------------------------------------------------------
  213,329    Sotheby's Holdings Cl A(1)                                   3,987
--------------------------------------------------------------------------------
                                                                         15,156
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 3.5%
--------------------------------------------------------------------------------
  411,541    ECI Telecom Ltd.(1)                                          2,844
--------------------------------------------------------------------------------
  383,491    Harmonic Inc.(1)                                             3,191
--------------------------------------------------------------------------------
  985,890    MRV Communications Inc.(1)                                   3,420
--------------------------------------------------------------------------------
                                                                          9,455
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 2.3%
--------------------------------------------------------------------------------
  545,890    Brocade Communications System(1)                             3,706
--------------------------------------------------------------------------------
  123,109    Novatel Wireless Inc.(1)                                     2,555
--------------------------------------------------------------------------------
                                                                          6,261
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS -- 1.0%
--------------------------------------------------------------------------------
   39,343    Eagle Materials Inc.                                         2,719
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 1.3%
--------------------------------------------------------------------------------
  151,954    World Acceptance Corp.(1)                                    3,556
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.5%
--------------------------------------------------------------------------------
   95,215    Primus Guaranty Ltd.(1)                                      1,252
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.1%
--------------------------------------------------------------------------------
   91,111    Ametek Inc.                                                  2,999
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 5.3%
--------------------------------------------------------------------------------
  184,457    ARGON ST Inc.(1)                                          $  4,501
--------------------------------------------------------------------------------
   51,945    NAM TAI Electronics Inc.                                     1,074
--------------------------------------------------------------------------------
   69,365    Scansource Inc.(1)                                           4,296
--------------------------------------------------------------------------------
   81,420    Taser International Inc.(1)                                  3,330
--------------------------------------------------------------------------------
   88,347    X-Rite Inc.                                                  1,164
--------------------------------------------------------------------------------
                                                                         14,365
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- 1.9%
--------------------------------------------------------------------------------
  142,713    Unit Corporation(1)                                          5,293
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 1.1%
--------------------------------------------------------------------------------
  104,555    BJ's Wholesale Club Inc.(1)                                  3,035
--------------------------------------------------------------------------------
GAS UTILITIES -- 1.5%
--------------------------------------------------------------------------------
  103,856    UGI Corp.                                                    4,012
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.8%
--------------------------------------------------------------------------------
  257,107    Candela Corporation(1)                                       2,616
--------------------------------------------------------------------------------
  121,910    Intralase Corp.(1)                                           2,344
--------------------------------------------------------------------------------
                                                                          4,960
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 3.2%
--------------------------------------------------------------------------------
  144,275    American Healthcorp, Inc.(1)                                 4,354
--------------------------------------------------------------------------------
  138,172    Matria Healthcare Inc.(1)                                    4,314
--------------------------------------------------------------------------------
                                                                          8,668
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 1.1%
--------------------------------------------------------------------------------
  77,374     eLong Inc. ADR(1)                                            1,052
--------------------------------------------------------------------------------
  46,016     Red Robin Gourmet Burgers Inc.(1)                            1,920
--------------------------------------------------------------------------------
                                                                          2,972
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 2.1%
--------------------------------------------------------------------------------
   76,866    Jarden Corp.(1)                                              2,700
--------------------------------------------------------------------------------
  194,060    Tempur-Pedic International Inc.(1)                           3,151
--------------------------------------------------------------------------------
                                                                          5,851
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL -- 1.2%
--------------------------------------------------------------------------------
  236,316    Stamps.com Inc.(1)                                           3,280
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 5.4%
--------------------------------------------------------------------------------
  232,611    Cybersource Corp.(1)                                         1,521
--------------------------------------------------------------------------------
   68,608    Infospace Inc.(1)                                            3,602
--------------------------------------------------------------------------------
  352,467    Interwoven Inc.(1)                                           3,197
--------------------------------------------------------------------------------
  390,695    webMethods Inc.(1)                                           2,708
--------------------------------------------------------------------------------
   90,951    Websense Inc.(1)                                             3,689
--------------------------------------------------------------------------------
                                                                         14,717
--------------------------------------------------------------------------------
IT SERVICES -- 1.4%
--------------------------------------------------------------------------------
  237,714    Keane Inc.(1)                                                3,758
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 1.2%
--------------------------------------------------------------------------------
  200,701    K2 Inc.(1)                                                   3,255
--------------------------------------------------------------------------------
MACHINERY -- 1.1%
--------------------------------------------------------------------------------
   61,796    Kennametal Inc.                                              2,875
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
7

New Opportunities - Schedule of Investments

OCTOBER 31, 2004

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

METALS & MINING -- 6.2%
--------------------------------------------------------------------------------
  491,240    AK Steel Holding Corp.(1)                                 $  4,682
--------------------------------------------------------------------------------
  144,410    Arch Coal Inc.                                               4,696
--------------------------------------------------------------------------------
  249,730    Titanium Metals Corp.(1)                                     4,833
--------------------------------------------------------------------------------
  149,549    Worthington Industries, Inc.                                 2,969
--------------------------------------------------------------------------------
                                                                         17,180
--------------------------------------------------------------------------------
OIL & GAS -- 7.8%
--------------------------------------------------------------------------------
  103,234    Berry Petroleum Company Cl A                                 3,938
--------------------------------------------------------------------------------
  137,111    Comstock Resources Inc.(1)                                   3,016
--------------------------------------------------------------------------------
  101,488    Forest Oil Corporation(1)                                    3,095
--------------------------------------------------------------------------------
  326,061    Magnum Hunter Resources Inc.(1)                              3,946
--------------------------------------------------------------------------------
  273,491    OMI Corp.                                                    4,910
--------------------------------------------------------------------------------
  573,089    Petroquest Energy Inc.(1)                                    2,820
--------------------------------------------------------------------------------
                                                                         21,725
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.7%
--------------------------------------------------------------------------------
  149,237    Endo Pharmaceuticals
             Holdings Inc.(1)                                             3,254
--------------------------------------------------------------------------------
   57,768    Valeant Pharmaceuticals
             International                                                1,386
--------------------------------------------------------------------------------
                                                                          4,640
--------------------------------------------------------------------------------
ROAD & RAIL -- 3.1%
--------------------------------------------------------------------------------
  104,251    Arkansas Best Corporation                                    4,075
--------------------------------------------------------------------------------
  186,429    Knight Transportation Inc.(1)                                4,379
--------------------------------------------------------------------------------
                                                                          8,454
--------------------------------------------------------------------------------
SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT -- 2.2%
--------------------------------------------------------------------------------
  199,899    Microsemi Corporation(1)                                     3,106
--------------------------------------------------------------------------------
  177,370    Ultratech, Inc.(1)                                           3,019
--------------------------------------------------------------------------------
                                                                          6,125
--------------------------------------------------------------------------------
SOFTWARE -- 6.9%
--------------------------------------------------------------------------------
  209,590    Epicor Software Corporation(1)                               3,221
--------------------------------------------------------------------------------
  157,193    Internet Security Systems(1)                                 3,421
--------------------------------------------------------------------------------
   90,699    Kronos Inc.(1)                                               4,450
--------------------------------------------------------------------------------
  149,184    RADWARE Limited(1)                                           3,685
--------------------------------------------------------------------------------
  109,851    Verint Systems Inc.(1)                                       4,271
--------------------------------------------------------------------------------
                                                                         19,048
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 6.1%
--------------------------------------------------------------------------------
  188,670    Aaron Rents Inc.                                          $  4,094
--------------------------------------------------------------------------------
  111,455    Bebe Stores Inc.                                             3,441
--------------------------------------------------------------------------------
  113,512    Children's Place Retail
             Stores, Inc. (The)(1)                                        3,504
--------------------------------------------------------------------------------
  107,143    New York & Co. Inc.(1)                                       2,218
--------------------------------------------------------------------------------
   81,400    Urban Outfitters Inc.(1)                                     3,337
--------------------------------------------------------------------------------
                                                                         16,594
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS -- 3.8%
--------------------------------------------------------------------------------
  110,795    Deckers Outdoor Corp.(1)                                     4,194
--------------------------------------------------------------------------------
  107,696    Quiksilver, Inc.(1)                                          2,935
--------------------------------------------------------------------------------
  105,418    Wolverine World Wide, Inc.                                   3,209
--------------------------------------------------------------------------------
                                                                         10,338
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE -- 4.0%
--------------------------------------------------------------------------------
  166,540    CharterMac                                                   3,857
--------------------------------------------------------------------------------
  158,705    Commercial Capital Bancorp Inc.                              3,560
--------------------------------------------------------------------------------
   65,237    Downey Financial Corp.                                       3,605
--------------------------------------------------------------------------------
                                                                         11,022
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $236,132)                                                         266,946
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 3.9%

Repurchase Agreement, Merrill Lynch & Co.,
Inc., (collateralized by various U.S. Treasury
obligations, 5.25% - 10.375%, 11/15/12 -
2/15/29, valued at $10,939), in a joint
trading account at 1.70%, dated 10/29/04,
due 11/1/04 (Delivery value $10,702)
(Cost $10,700)                                                           10,700
--------------------------------------------------------------------------------
TOTAL INVESTMENT
SECURITIES -- 101.5%
(Cost $246,832)                                                         277,646
================================================================================
OTHER ASSETS AND LIABILITIES -- (1.5)%                                   (4,091)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                             $273,555
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

See Notes to Financial Statements.

------
8

Statement of Assets and Liabilities

OCTOBER 31, 2004
(AMOUNTS IN THOUSANDS EXCEPT PER-SHARE AMOUNTS)

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------
Investment securities, at value (cost of $246,832)                     $277,646
--------------------------------------------------------------------
Receivable for investments sold                                          15,594
--------------------------------------------------------------------
Dividends and interest receivable                                            85
--------------------------------------------------------------------------------
                                                                        293,325
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Disbursements in excess of demand deposit cash                            1,053
--------------------------------------------------------------------
Payable for investments purchased                                        18,364
--------------------------------------------------------------------
Accrued management fees                                                     353
--------------------------------------------------------------------------------
                                                                         19,770
--------------------------------------------------------------------------------

NET ASSETS                                                             $273,555
================================================================================
CAPITAL SHARES, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Authorized                                                              300,000
================================================================================
Outstanding                                                              54,052
================================================================================
NET ASSET VALUE PER SHARE                                                 $5.06
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                                $428,948
--------------------------------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                                      (186,207)
--------------------------------------------------------------------
Net unrealized appreciation on investments
and translation of assets and
liabilities in foreign currencies                                        30,814
--------------------------------------------------------------------------------
                                                                       $273,555
================================================================================

See Notes to Financial Statements.

------
9

Statement of Operations

YEAR ENDED OCTOBER 31, 2004
(AMOUNTS IN THOUSANDS)

--------------------------------------------------------------------------------
INVESTMENT LOSS
--------------------------------------------------------------------
INCOME:
--------------------------------------------------------------------
Dividends                                                                $1,285
--------------------------------------------------------------------
Interest                                                                     63
--------------------------------------------------------------------------------
                                                                          1,348
--------------------------------------------------------------------------------

EXPENSES:
--------------------------------------------------------------------
Management fees                                                           4,492
--------------------------------------------------------------------
Directors' fees and expenses                                                  4
--------------------------------------------------------------------
Other expenses                                                                5
--------------------------------------------------------------------------------
                                                                          4,501
--------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                      (3,153)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain on investment and foreign currency transactions        27,030
--------------------------------------------------------------------
Change in net unrealized appreciation on investments and
translation of assets and liabilities in foreign currencies             (23,133)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN                                          3,897
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $  744
================================================================================

See Notes to Financial Statements.

------
10

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2004 AND OCTOBER 31, 2003
(AMOUNTS IN THOUSANDS)

--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                           2004          2003
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment loss                                       $ (3,153)    $ (2,820)
--------------------------------------------------------
Net realized gain                                           27,030       18,192
--------------------------------------------------------
Change in net unrealized appreciation                      (23,133)      52,934
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations           744       68,306
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Proceeds from shares sold                                   10,510       11,765
--------------------------------------------------------
Payments for shares redeemed(1)                            (55,925)     (59,025)
--------------------------------------------------------------------------------
Net decrease in net assets from
capital share transactions                                 (45,415)     (47,260)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                      (44,671)      21,046
--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                        318,226      297,180
--------------------------------------------------------------------------------
End of period                                             $273,555     $318,226
================================================================================
TRANSACTIONS IN SHARES OF THE FUND
--------------------------------------------------------------------------------
Sold                                                         2,024        2,743
--------------------------------------------------------
Redeemed                                                   (10,841)     (13,977)
--------------------------------------------------------------------------------
Net decrease in shares of the fund                          (8,817)     (11,234)
================================================================================

(1) Net of redemption fees of $219 and $237, respectively.

See Notes to Financial Statements.

------
11

Notes to Financial Statements

OCTOBER 31, 2004 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. New Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is to seek long-term capital growth.
The fund pursues its objective by investing primarily in common stocks of smaller-sized companies that are considered by management to have better-than-average prospects for appreciation. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the investment manager, American Century Investment Management, Inc. (ACIM),
determines that the current market price of a security owned by a non-money market fund is not readily available, the investment manager may determine its fair value in accordance with procedures adopted by the Board of Directors if such fair value determination would materially impact a fund's net asset value.
Valuations may not be readily available if, for example: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New York Stock Exchange) that was likely to have changed the value of the security; a security has been declared in default; trading in a security has been halted during the trading day; or the demand for the security
(as reflected by its trading volume) is insufficient for quoted prices to be reliable.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant

                                                                     (continued)

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12

Notes to Financial Statements

OCTOBER 31, 2004 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

REDEMPTION -- The fund may impose a 2% redemption fee on shares held less than
180 days. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the fund's daily net assets and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment manager's assets under management in the fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment manager that are not in the American Century family of funds, but that have the same investment team and investment strategy.

The annual management fee schedule for fund is as follows:

--------------------------------------------------------------------------------
                                                            INVESTOR CLASS
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $500 million                                              1.50%
--------------------------------------------------------------------------------
Next $500 million                                               1.30%
--------------------------------------------------------------------------------
Over $1 billion                                                 1.10%
--------------------------------------------------------------------------------

The effective annual management fee for the fund for the year ended October 31,
2004 was 1.49%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment
Services, Inc., and the corporation's transfer agent, American Century Services
Corporation.

During the year ended October 31, 2004, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment Management,
Inc. (JPMIM). JPMIM

                                                                     (continued)

------
13

Notes to Financial Statements

OCTOBER 31, 2004 (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPMorgan
Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2004, were $796,372 and $843,060, respectively.

4. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $650 million unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended October 31, 2004.

5. FEDERAL TAX INFORMATION

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended October 31, 2004 and October 31, 2003.

As of October 31, 2004, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                     $246,832
================================================================================
Gross tax appreciation of investments                                $32,528
-----------------------------------------------------------------
Gross tax depreciation of investments                                 (1,714)
--------------------------------------------------------------------------------
Net tax appreciation of investments                                  $30,814
================================================================================
Undistributed ordinary income                                            $--
-----------------------------------------------------------------
Accumulated long-term gains                                              $--
-----------------------------------------------------------------
Accumulated capital losses                                         $(186,207)
--------------------------------------------------------------------------------

The cost of investments for federal income tax purposes was the same as the cost for financial statement purposes.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Capital loss carryovers of $148,508 and $37,699 expire in
2009 and 2010, respectively.

------
14

New Opportunities - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
--------------------------------------------------------------------------------
                            2004        2003        2002        2001       2000
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period        $5.06       $4.01      $4.80      $15.35       $9.16
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment Loss      (0.06)      (0.04)     (0.05)      (0.05)      (0.19)
-------------------------
  Net Realized and
  Unrealized Gain (Loss)    0.06        1.09      (0.74)      (6.85)       7.52
--------------------------------------------------------------------------------
  Total From Investment
  Operations                  --        1.05      (0.79)      (6.90)       7.33
--------------------------------------------------------------------------------
Distributions
-------------------------
  From Net Realized Gains     --          --         --       (3.65)      (1.14)
--------------------------------------------------------------------------------
Redemption Fees(1)            --(2)       --(2)      --(2)       --          --
--------------------------------------------------------------------------------
Net Asset Value,
End of Period              $5.06       $5.06      $4.01       $4.80      $15.35
================================================================================
  TOTAL RETURN(3)           0.00%      26.18%    (16.46)%    (53.81)%     83.28%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                  1.49%       1.50%       1.50%       1.50%      1.50%
-------------------------
Ratio of Net
Investment Loss
to Average Net Assets     (1.04)%     (0.98)%     (1.02)%     (0.72)%    (1.28)%
-------------------------
Portfolio Turnover Rate      269%        217%        175%        189%       112%
-------------------------
Net Assets,
End of Period
(in thousands)           $273,555    $318,226    $297,180    $380,741   $873,376
--------------------------------------------------------------------------------

(1) The fund adopted the provisions of the revised AICPA Audit and Accounting
    Guide for Investment Companies which requires the disclosure of the per-share effect of redemption fees. Periods prior to November 1, 2001, have not been restated to reflect this change. Amounts computed using average shares outstanding throughout the period.

(2) Per share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

See Notes to Financial Statements.

------
15

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
American Century Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of New Opportunities Fund, (the "Fund"), one of the
funds comprising American Century Mutual Funds, Inc., as of October 31, 2004,
and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New
Opportunities Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
December 15, 2004

------
16

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services Corporation (ACSC).

The other directors (more than three-fourths of the total numbers) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC. The directors serve in this capacity for six registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 13 investment companies advised by ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1940

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 23

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1945

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1935

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
and J.D. Edwards & Company
--------------------------------------------------------------------------------

                                                                     (continued)

------
17

Management
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1937

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1943

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1945

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 9

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Chief
Integration Officer, Sprint Corporation (September 2003 to present); Senior Vice
President - Financial Services, Sprint Corporation (January 2003 to September
2003); Senior Vice President, Finance - Global Markets Group, Sprint Corporation
(November 1998 to January 2003)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1961

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

--------------------------------------------------------------------------------
INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1924

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 45

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACSC and other ACC subsidiaries; Director, ACIM,
ACSC and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1959

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 13

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Chief Executive Officer, ACC (June 1996 to September 2000); Director,
ACC, ACIM, ACSC and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                     (continued)

------
18

Management

--------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1955

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); President, ACIS (July
2003 to present); Chief Operating Officer, ACC (June 1996 to September 2000);
Also serves as: Executive Vice President, ACSC and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1946

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); President, ACSC (January 1999 to present); Executive Vice President, ACC
(May 1995 to present); Also serves as: Executive Vice President and Chief
Financial Officer, ACIM, ACIS and other ACC subsidiaries; and Treasurer, ACIM
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1956

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President (April 1998
to present) and Assistant Treasurer, ACSC (September 1985 to present)
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1958

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and General
Counsel, ACIM, ACIS, ACSC and other ACC subsidiaries (June 1998 to present);
Vice President and General Counsel, ACC (June 1998 to present)
--------------------------------------------------------------------------------
DAVID H. REINMILLER, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1963

POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer

LENGTH OF TIME SERVED (YEARS): 3 and less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACSC and
ACIM (March 2001 to present); Vice President, ACSC (March 2000 to present); Vice
President, ACIM (March 2002 to present); Vice President, ACIS (March 2003 to present); Assistant General Counsel, ACSC (December 1996 to January 2001);
Associate General Counsel, ACSC (July 2001 to present)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1966

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1967

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Director, American Century Employee
Benefit Services, Inc. (February 2000 to December 2003); Treasurer, American
Century Employee Benefit Services, Inc. (December 2000 to December 2003);
Treasurer, American Century Ventures, Inc. (December 1999 to April 2001)

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-2021.

------
19

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment manager, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the manager uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment manager voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at americancentury.com and, upon request, by calling
1-800-345-2021.

------
20

Index Definition

The following index is used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. It is not an investment product available for purchase.

The RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

------
21

Notes

------
22

Notes

------
23

Notes

------
24

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
                                                                 COMPANIES

The American Century Investments logo, American Century
and American Century Investments are service marks
of American Century Services Corporation.

0412                             American Century Investment Services, Inc.
SH-ANN-40957S                    (c)2004 American Century Services Corporation

[front cover]

OCTOBER 31, 2004

American Century Investments
Annual Report

[photo of market line chart]
[photo of starfish]
[photo of bridge]

Balanced Fund

                               [american century investments logo and text logo]

[inside front cover]

Our Message to You . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

BALANCED

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

JAMES E. STOWERS III WITH JAMES E. STOWERS, JR.

To help you monitor your investment, we are pleased to provide the annual report for the Balanced fund for the fiscal year ended October 31, 2004.

You'll find details about your fund's return and holdings as well as data and analysis that provide insight into the market conditions affecting the fund's performance.

Through our Web site, americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.
We also have many resources available in the Education & Planning section of our site to help you with your investment strategy.

Your next shareholder report for this fund will be the semiannual report dated
April 30, 2005, available in approximately six months.

We remain committed to our guiding belief that the ultimate measure of our performance is our customers' success. Thank you for investing with us.

Sincerely,

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER AND CHAIRMAN

      /s/James E. Stowers III
      James E. Stowers III
      CO-CHAIRMAN OF THE BOARD

------
1

Balanced - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2004
                                     -------------------------------
                                          AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                            SINCE      INCEPTION
                          1 YEAR     5 YEARS   10 YEARS    INCEPTION      DATE
--------------------------------------------------------------------------------
INVESTOR CLASS             8.46%      2.13%      7.82%      9.10%       10/20/88
--------------------------------------------------------------------------------
BLENDED INDEX              7.92%      1.99%     10.05%     10.46%(1)       --
--------------------------------------------------------------------------------
S&P 500 INDEX              9.42%     -2.22%     11.01%     11.64%(1)       --
--------------------------------------------------------------------------------
LEHMAN BROTHERS U.S.
AGGREGATE INDEX            5.53%      7.58%      7.76%      8.03%(1)       --
--------------------------------------------------------------------------------
Institutional Class        8.61%        --        --        1.11%        5/1/00
--------------------------------------------------------------------------------
Advisor Class              8.11%      1.88%       --        5.61%        1/6/97
--------------------------------------------------------------------------------

(1) Since 10/31/88, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

                                                                    (continued)

------
2

Balanced - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made October 31, 1994

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended October 31
---------------------------------------------------------------------------------------------------------
                   1995     1996     1997     1998     1999    2000      2001      2002     2003    2004
---------------------------------------------------------------------------------------------------------
Investor Class    16.36%   14.04%   16.34%   10.46%   12.03%   5.90%   -10.46%    -6.80%   15.92%   8.46%
---------------------------------------------------------------------------------------------------------
blended index     22.08%   16.56%   22.60%   17.45%   15.19%   6.85%   -10.56%    -6.59%   14.54%   7.92%
---------------------------------------------------------------------------------------------------------
S&P 500 Index     26.44%   24.10%   32.11%   21.99%   25.67%   6.09%   -24.90%   -15.11%   20.80%   9.42%
---------------------------------------------------------------------------------------------------------
Lehman Brothers
U.S. Aggregate
Index             15.65%    5.85%    8.89%    9.34%    0.53%   7.30%    14.56%     5.89%    4.90%   5.53%
---------------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                    (continued)

------
4

Shareholder Fee Example (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                      EXPENSES PAID
                       BEGINNING        ENDING       DURING PERIOD*   ANNUALIZED
                     ACCOUNT VALUE   ACCOUNT VALUE      5/1/04 -        EXPENSE
                        5/1/04         10/31/04         10/31/04        RATIO*
--------------------------------------------------------------------------------
BALANCED SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class          $1,000         $1,035.60         $4.61           0.90%
--------------------------------------------------------------------------------
Institutional Class     $1,000         $1,036.60         $3.58           0.70%
--------------------------------------------------------------------------------
Advisor Class           $1,000         $1,034.40         $5.88           1.15%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class          $1,000         $1,020.61         $4.57           0.90%
--------------------------------------------------------------------------------
Institutional Class     $1,000         $1,021.62         $3.56           0.70%
--------------------------------------------------------------------------------
Advisor Class           $1,000         $1,019.36         $5.84           1.15%
--------------------------------------------------------------------------------

*Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
5

Balanced - Portfolio Commentary

PORTFOLIO MANAGERS: JEFF TYLER (EQUITY TEAM LEADER) AND JEFF HOUSTON
(FIXED-INCOME TEAM LEADER)

PERFORMANCE SUMMARY

Balanced gained 8.46%* in the fiscal year ended October 31, 2004, outperforming its blended index (defined on page 36), which advanced 7.92%. The blended index's return reflected the performance of its components: the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index (Lehman Aggregate), which advanced
9.42% and 5.53%, respectively. The fund outgained the blended index because
Balanced's stock portfolio outperformed the S&P 500.

ECONOMIC & STOCK MARKET REVIEW

The S&P 500 was limited to a single-digit gain in the fiscal year as oil prices soared, the Federal Reserve (the Fed) raised short-term interest rates, and the economic recovery lost momentum. The index began strongly, jumping 10% by the fourth week of January 2004 to levels not seen since the first half of 2002.

Those early gains eroded, however, as the price of crude oil jumped 78% during the fiscal year to $51.78 a barrel, short-term interest rates climbed (the Fed raised its overnight rate target three times, from 1% to 1.75%), and the real rate of economic growth slipped from 7.4% (annualized) in the third quarter of
2003 to 3.3% and 3.9%, respectively, in the second and third quarters of 2004.

As oil prices rose, energy was the top-performing sector of the S&P 500, followed by utilities and telecommunications services. Information technology was the bottom-performing sector, and health care and consumer staples also lagged notably.

STOCK PORTFOLIO REVIEW

Balanced's stock portfolio gained 11.1% in the fiscal year. Energy, utilities, consumer discretionary, and financials were the sectors that contributed most to the portfolio's advance, while information technology and health care detracted most.

Our equity investment goal is to outperform the S&P 500 without taking on significant additional risk, utilizing a two-step process that uses computer models as key tools in our decision

BALANCED'S TOP TEN STOCK HOLDINGS
AS OF OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                         % OF EQUITY            % OF S&P
                                          HOLDINGS              500 INDEX
--------------------------------------------------------------------------------
Johnson & Johnson                           3.3%                  1.7%
--------------------------------------------------------------------------------
International Business
Machines Corp.                              3.0%                  1.4%
--------------------------------------------------------------------------------
ChevronTexaco Corp.                         2.8%                  1.1%
--------------------------------------------------------------------------------
Bank of America Corp.                       2.8%                  1.7%
--------------------------------------------------------------------------------
Pfizer, Inc.                                2.4%                  2.1%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                           2.3%                  3.0%
--------------------------------------------------------------------------------
Intel Corp.                                 2.2%                  1.4%
--------------------------------------------------------------------------------
Disney (Walt) Co.                           2.2%                  0.5%
--------------------------------------------------------------------------------
Time Warner Inc.                            2.1%                  0.7%
--------------------------------------------------------------------------------
Wachovia Corp.                              2.1%                  0.6%
--------------------------------------------------------------------------------

BALANCED'S TOP FIVE STOCK INDUSTRIES
AS OF OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                         % OF EQUITY            % OF S&P
                                          HOLDINGS              500 INDEX
--------------------------------------------------------------------------------
Commercial Banks                            8.1%                  6.1%
--------------------------------------------------------------------------------
Pharmaceuticals                             7.4%                  7.1%
--------------------------------------------------------------------------------
Oil & Gas                                   7.2%                  6.4%
--------------------------------------------------------------------------------
Media                                       4.8%                  3.6%
--------------------------------------------------------------------------------
Electric Utilities                          4.5%                  2.1%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.

                                                                    (continued)

------
6

Balanced - Portfolio Commentary

making. That process helped guide us to overweight positions (compared with the index) in electric utilities TXU Corp. and Edison International, which returned approximately 173% and 60% respectively. Their performance helped make the utilities sector the biggest contributor to the stock portfolio's relative outperformance. The second-biggest contributing sector to relative outperformance was consumer staples, boosted by our decisions to overweight tobacco company Reynolds American Inc. (52% return) and underweight retailer
Wal-Mart Stores Inc. (8% loss).

BOND PERFORMANCE & FIXED-INCOME PORTFOLIO REVIEW

Some of the same factors that hobbled U.S. stocks during the fiscal year--particularly higher oil prices and decelerating economic growth--boosted the U.S. bond market. Bonds advanced despite the Fed's rate hikes and a sharp selloff in the second quarter of 2004.

Balanced's bond portfolio, like the Lehman Aggregate, consisted primarily of the taxable investment-grade U.S. bond market's three largest sectors: fixed-rate mortgage-backed securities (MBS), Treasury securities, and corporate bonds.
Ranked by their fiscal year returns in the Lehman Aggregate, corporates (up
6.77%) performed best, followed by MBS (up 5.57%), and Treasurys (up 4.97%).

Since our last shareholder report, we reduced our corporate holdings and added more mortgage- and asset-backed securities and Treasurys. We also shortened the portfolio's duration (reduced its sensitivity to rate changes) in anticipation of rising interest rates.

OUR COMMITMENT

We remain committed to seeking long-term capital growth and current income by investing in a balanced portfolio consisting of approximately 60% equity securities and the remainder in bonds and other fixed-income securities.

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         % OF FUND              % OF FUND
                                         INVESTMENTS           INVESTMENTS
                                            AS OF                 AS OF
                                          10/31/04               4/30/04
--------------------------------------------------------------------------------
Common Stocks                               50.6%                 54.5%
--------------------------------------------------------------------------------
Mortgage- & Asset-
Backed Securities                           21.0%                 14.7%
--------------------------------------------------------------------------------
Corporate Bonds                              9.2%                 10.7%
--------------------------------------------------------------------------------
U.S. Treasury Securities                     8.4%                  5.6%
--------------------------------------------------------------------------------
U.S. Government
Agency Securities                            3.6%                  3.3%
--------------------------------------------------------------------------------
Other                                        0.1%                  0.8%
--------------------------------------------------------------------------------
Temporary Cash
Investments                                  0.6%                  6.3%
--------------------------------------------------------------------------------
Collateral Received
for Securities Lending                       6.5%                  4.1%
--------------------------------------------------------------------------------

KEY FIXED-INCOME PORTFOLIO STATISTICS
--------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                          10/31/04               4/30/04
--------------------------------------------------------------------------------
Weighted Average
Maturity                                  4.7 years             5.3 years
--------------------------------------------------------------------------------
Average Duration
(Effective)                               3.7 years             4.5 years
--------------------------------------------------------------------------------

------
7

Balanced - Schedule of Investments

OCTOBER 31, 2004

Shares                           ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 58.5%

AEROSPACE & DEFENSE -- 1.1%
--------------------------------------------------------------------------------
          131,878  Boeing Co.                                          $  6,581
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS -- 0.5%
--------------------------------------------------------------------------------
            4,101  FedEx Corporation                                        374
--------------------------------------------------------------------------------
           32,728  United Parcel Service, Inc. Cl B                       2,591
--------------------------------------------------------------------------------
                                                                          2,965
--------------------------------------------------------------------------------
AIRLINES -- 0.1%
--------------------------------------------------------------------------------
           34,416  Southwest Airlines Co.                                   543
--------------------------------------------------------------------------------
AUTO COMPONENTS -- 0.7%
--------------------------------------------------------------------------------
          408,701  Goodyear Tire & Rubber Co.
                   (The)(1)(2)                                            4,120
--------------------------------------------------------------------------------
AUTOMOBILES -- 1.0%
--------------------------------------------------------------------------------
          462,851  Ford Motor Company                                     6,031
--------------------------------------------------------------------------------
BEVERAGES -- 0.8%
--------------------------------------------------------------------------------
          165,817  Pepsi Bottling Group Inc.                              4,650
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.5%
--------------------------------------------------------------------------------
           50,498  Amgen Inc.(1)                                          2,868
--------------------------------------------------------------------------------
           10,751  Applera Corporation-Applied
                   Biosystems Group                                         205
--------------------------------------------------------------------------------
                                                                          3,073
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 0.3%
--------------------------------------------------------------------------------
           69,738  Raymond James Financial, Inc.                          1,820
--------------------------------------------------------------------------------
CHEMICALS -- 0.9%
--------------------------------------------------------------------------------
           59,120  Georgia Gulf Corporation                               2,676
--------------------------------------------------------------------------------
           65,563  Monsanto Co.                                           2,803
--------------------------------------------------------------------------------
                                                                          5,479
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 4.7%
--------------------------------------------------------------------------------
          222,264  Bank of America Corp.                                  9,954
--------------------------------------------------------------------------------
           42,266  Comerica Inc.                                          2,600
--------------------------------------------------------------------------------
          157,546  National City Corp.                                    6,140
--------------------------------------------------------------------------------
          149,751  Wachovia Corp.                                         7,369
--------------------------------------------------------------------------------
           47,701  Wells Fargo & Co.                                      2,849
--------------------------------------------------------------------------------
                                                                         28,912
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 1.1%
--------------------------------------------------------------------------------
          137,277  Cendant Corporation                                    2,827
--------------------------------------------------------------------------------
          159,026  Equifax Inc.                                           4,158
--------------------------------------------------------------------------------
              819  Pitney Bowes, Inc.                                        36
--------------------------------------------------------------------------------
                                                                          7,021
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 1.7%
--------------------------------------------------------------------------------
          216,572  Cisco Systems Inc.(1)                                  4,160
--------------------------------------------------------------------------------
          369,478  Motorola, Inc.                                         6,378
--------------------------------------------------------------------------------
                                                                         10,538
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 2.0%
--------------------------------------------------------------------------------
           11,578  Dell Inc.(1)                                             406
--------------------------------------------------------------------------------
           54,558  Hewlett-Packard Co.                                    1,018
--------------------------------------------------------------------------------

Shares                           ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------

          120,892  International Business Machines
                   Corp.                                               $ 10,850
--------------------------------------------------------------------------------
                                                                         12,274
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 1.9%
--------------------------------------------------------------------------------
           70,118  American Express Co.                                   3,720
--------------------------------------------------------------------------------
           48,635  AmeriCredit Corporation(1)                               944
--------------------------------------------------------------------------------
           74,887  Capital One Financial Corp.                            5,523
--------------------------------------------------------------------------------
           42,118  CompuCredit Corp.(1)                                     802
--------------------------------------------------------------------------------
            9,297  WFS Financial Inc.(1)                                    410
--------------------------------------------------------------------------------
                                                                         11,399
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.4%
--------------------------------------------------------------------------------
           70,486  J.P. Morgan Chase & Co.                                2,721
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION
SERVICES -- 1.8%
--------------------------------------------------------------------------------
           10,089  ALLTEL Corp.                                             554
--------------------------------------------------------------------------------
           26,969  AT&T Corp.                                               461
--------------------------------------------------------------------------------
          124,265  BellSouth Corp.                                        3,314
--------------------------------------------------------------------------------
            5,067  CenturyTel Inc.                                          163
--------------------------------------------------------------------------------
           60,000  SBC Communications Inc.                                1,516
--------------------------------------------------------------------------------
           44,138  Sprint Corp.                                             925
--------------------------------------------------------------------------------
           96,940  Verizon Communications                                 3,790
--------------------------------------------------------------------------------
                                                                         10,723
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 2.6%
--------------------------------------------------------------------------------
          338,191  CenterPoint Energy, Inc.                               3,554
--------------------------------------------------------------------------------
           17,913  Exelon Corporation                                       710
--------------------------------------------------------------------------------
          141,658  FirstEnergy Corp.                                      5,855
--------------------------------------------------------------------------------
           96,959  TXU Corp.                                              5,936
--------------------------------------------------------------------------------
                                                                         16,055
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &
INSTRUMENTS -- 0.1%
--------------------------------------------------------------------------------
           21,943  Arrow Electronics, Inc.(1)                               526
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- 0.1%
--------------------------------------------------------------------------------
           11,355  Baker Hughes Inc.                                        486
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 1.0%
--------------------------------------------------------------------------------
           12,638  7-Eleven Inc.(1)                                         266
--------------------------------------------------------------------------------
           40,927  Costco Wholesale Corporation                           1,962
--------------------------------------------------------------------------------
          136,616  Supervalu Inc.                                         4,029
--------------------------------------------------------------------------------
                                                                          6,257
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.8%
--------------------------------------------------------------------------------
           71,742  Corn Products International Inc.                       3,530
--------------------------------------------------------------------------------
           82,533  Pilgrim's Pride Corp.(2)                               2,232
--------------------------------------------------------------------------------
           30,327  Sanderson Farms Inc.(2)                                  985
--------------------------------------------------------------------------------
          311,124  Tyson Foods, Inc. Cl A                                 4,511
--------------------------------------------------------------------------------
                                                                         11,258
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT
& SUPPLIES -- 0.9%
--------------------------------------------------------------------------------
          101,979  Becton Dickinson & Co.                                 5,354
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
8

Balanced - Schedule of Investments

OCTOBER 31, 2004

Shares                           ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 2.4%
--------------------------------------------------------------------------------
          101,224  AmerisourceBergen Corp.                             $  5,571
--------------------------------------------------------------------------------
           54,520  Cardinal Health, Inc.                                  2,549
--------------------------------------------------------------------------------
           91,247  CIGNA Corp.                                            5,791
--------------------------------------------------------------------------------
           24,950  Humana Inc.(1)                                           478
--------------------------------------------------------------------------------
                                                                         14,389
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 1.2%
--------------------------------------------------------------------------------
            7,003  Jack in the Box Inc.(1)                                  234
--------------------------------------------------------------------------------
          240,202  McDonald's Corporation                                 7,002
--------------------------------------------------------------------------------
                                                                          7,236
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 2.2%
--------------------------------------------------------------------------------
            5,413  American Greetings                                       143
--------------------------------------------------------------------------------
           71,546  Black & Decker Corporation                             5,744
--------------------------------------------------------------------------------
            9,712  NVR, Inc.(1)                                           6,089
--------------------------------------------------------------------------------
            9,701  Stanley Works (The)                                      432
--------------------------------------------------------------------------------
           19,960  Whirlpool Corp.                                        1,173
--------------------------------------------------------------------------------
                                                                         13,581
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.8%
--------------------------------------------------------------------------------
          159,731  Tyco International Ltd.                                4,976
--------------------------------------------------------------------------------
INSURANCE -- 2.2%
--------------------------------------------------------------------------------
           25,977  Ace, Ltd.                                                989
--------------------------------------------------------------------------------
           13,739  American Financial Group, Inc.                           407
--------------------------------------------------------------------------------
           32,805  American International Group, Inc.                     1,992
--------------------------------------------------------------------------------
           81,510  AON Corp.                                              1,664
--------------------------------------------------------------------------------
          107,960  Berkley (W.R.) Corp.                                   4,614
--------------------------------------------------------------------------------
           33,644  First American Financial Corp. (The)                   1,049
--------------------------------------------------------------------------------
           45,099  Safeco Corp.                                           2,085
--------------------------------------------------------------------------------
           29,927  UICI                                                     885
--------------------------------------------------------------------------------
                                                                         13,685
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 1.0%
--------------------------------------------------------------------------------
          490,548  Earthlink Inc.(1)                                      5,067
--------------------------------------------------------------------------------
          106,555  United Online, Inc.(1)                                 1,001
--------------------------------------------------------------------------------
                                                                          6,068
--------------------------------------------------------------------------------
IT SERVICES -- 1.3%
--------------------------------------------------------------------------------
           44,222  Acxiom Corp.                                           1,106
--------------------------------------------------------------------------------
           88,904  Computer Sciences Corp.(1)                             4,416
--------------------------------------------------------------------------------
          102,579  Sabre Holdings Corp.                                   2,206
--------------------------------------------------------------------------------
                                                                          7,728
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 0.4%
--------------------------------------------------------------------------------
           88,500  Eastman Kodak Co.                                      2,680
--------------------------------------------------------------------------------
MACHINERY -- 0.4%
--------------------------------------------------------------------------------
           38,189  Cummins Inc.                                           2,676
--------------------------------------------------------------------------------
MEDIA -- 2.8%
--------------------------------------------------------------------------------
          307,968  Disney (Walt) Co.                                      7,766
--------------------------------------------------------------------------------
           54,729  Regal Entertainment Group                              1,090
--------------------------------------------------------------------------------
          456,541  Time Warner Inc.(1)                                    7,597
--------------------------------------------------------------------------------
           23,112  Viacom, Inc. Cl B                                        843
--------------------------------------------------------------------------------
                                                                         17,296
--------------------------------------------------------------------------------

Shares                           ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------
METALS & MINING -- 0.3%
--------------------------------------------------------------------------------
            6,700  Nucor Corp.                                         $    283
--------------------------------------------------------------------------------
            2,738  Phelps Dodge Corp.                                       240
--------------------------------------------------------------------------------
           41,625  United States Steel Corp.                              1,528
--------------------------------------------------------------------------------
                                                                          2,051
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 1.2%
--------------------------------------------------------------------------------
           85,834  Federated Department Stores, Inc.                      4,330
--------------------------------------------------------------------------------
           70,525  J.C. Penney Co. Inc. Holding
                   Company                                                2,439
--------------------------------------------------------------------------------
            5,994  Kmart Holding Corp.(1)(2)                                552
--------------------------------------------------------------------------------
                                                                          7,321
--------------------------------------------------------------------------------
OFFICE ELECTRONICS -- 0.3%
--------------------------------------------------------------------------------
          103,973  Xerox Corp.(1)                                         1,536
--------------------------------------------------------------------------------
OIL & GAS -- 4.2%
--------------------------------------------------------------------------------
          189,951  ChevronTexaco Corp.                                   10,080
--------------------------------------------------------------------------------
            6,657  ConocoPhillips                                           561
--------------------------------------------------------------------------------
          163,620  Exxon Mobil Corp.                                      8,053
--------------------------------------------------------------------------------
           26,645  Marathon Oil Corp.                                     1,015
--------------------------------------------------------------------------------
              631  Occidental Petroleum Corp.                                35
--------------------------------------------------------------------------------
           77,977  Sunoco, Inc.                                           5,798
--------------------------------------------------------------------------------
            2,376  Valero Energy Corp.                                      102
--------------------------------------------------------------------------------
                                                                         25,644
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 1.4%
--------------------------------------------------------------------------------
           40,131  Georgia-Pacific Corp.                                  1,388
--------------------------------------------------------------------------------
          151,567  Louisiana-Pacific Corp.                                3,715
--------------------------------------------------------------------------------
           29,581  Potlatch Corp.                                         1,393
--------------------------------------------------------------------------------
           36,498  Weyerhaeuser Co.                                       2,286
--------------------------------------------------------------------------------
                                                                          8,782
--------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 1.0%
--------------------------------------------------------------------------------
          150,610  Gillette Company                                       6,247
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 4.3%
--------------------------------------------------------------------------------
          200,115  Johnson & Johnson                                     11,682
--------------------------------------------------------------------------------
          196,774  Merck & Co., Inc.                                      6,161
--------------------------------------------------------------------------------
          298,310  Pfizer, Inc.                                           8,636
--------------------------------------------------------------------------------
                                                                         26,479
--------------------------------------------------------------------------------
REAL ESTATE(3)
--------------------------------------------------------------------------------
           12,568  Host Marriott Corp.(1)                                   183
--------------------------------------------------------------------------------
ROAD & RAIL -- 0.1%
--------------------------------------------------------------------------------
            1,200  Burlington Northern Santa Fe Corp.                        50
--------------------------------------------------------------------------------
            9,014  Union Pacific Corp.                                      568
--------------------------------------------------------------------------------
                                                                            618
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 1.3%
--------------------------------------------------------------------------------
          356,962  Intel Corp.                                            7,946
--------------------------------------------------------------------------------
SOFTWARE -- 1.0%
--------------------------------------------------------------------------------
          162,804  Microsoft Corporation                                  4,557
--------------------------------------------------------------------------------
          130,350  Oracle Corp.(1)                                        1,650
--------------------------------------------------------------------------------
                                                                          6,207
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
9

Balanced - Schedule of Investments

OCTOBER 31, 2004

Shares/Principal Amount          ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 0.9%
--------------------------------------------------------------------------------
           42,530  Barnes & Noble Inc.(1)                              $  1,415
--------------------------------------------------------------------------------
           31,465  Blockbuster Inc.(2)                                      214
--------------------------------------------------------------------------------
            8,184  Circuit City Stores-Circuit City
                   Group                                                    133
--------------------------------------------------------------------------------
           25,124  Claire's Stores Inc.                                     654
--------------------------------------------------------------------------------
           60,261  Home Depot, Inc.                                       2,475
--------------------------------------------------------------------------------
           14,787  Rent-A-Center Inc.(1)                                    355
--------------------------------------------------------------------------------
                                                                          5,246
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE -- 1.0%
--------------------------------------------------------------------------------
          188,397  Countrywide Financial Corporation                      6,016
--------------------------------------------------------------------------------
TOBACCO -- 0.6%
--------------------------------------------------------------------------------
           50,747  Reynolds American Inc.                                 3,494
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION
SERVICES -- 0.2%
--------------------------------------------------------------------------------
           35,606  Nextel Communications, Inc.(1)                           943
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $309,638)                                                         357,814
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES(4) -- 15.0%

          $ 4,750  FHLMC, 5.00%, settlement date
                   11/18/04(5)                                            4,845
--------------------------------------------------------------------------------
              401  FHLMC, 7.00%, 10/1/12                                    426
--------------------------------------------------------------------------------
            3,678  FHLMC, 4.50%, 1/1/19(6)                                3,698
--------------------------------------------------------------------------------
              316  FHLMC, 6.50%, 1/1/28                                     333
--------------------------------------------------------------------------------
            1,888  FHLMC, 5.50%, 12/1/33(6)                               1,927
--------------------------------------------------------------------------------
           12,390  FNMA, 5.00%, settlement date
                   11/18/04(5)                                           12,645
--------------------------------------------------------------------------------
            4,700  FNMA, 5.50%, settlement date
                   11/18/04(5)                                            4,866
--------------------------------------------------------------------------------
           12,663  FNMA, 6.00%, settlement date
                   12/13/04(5)                                           13,093
--------------------------------------------------------------------------------
           10,725  FNMA, 6.50%, settlement date
                   12/13/04(5)                                           11,255
--------------------------------------------------------------------------------
              811  FNMA, 6.00%, 2/1/09(6)                                   853
--------------------------------------------------------------------------------
               59  FNMA, 6.50%, 5/1/11                                       63
--------------------------------------------------------------------------------
              634  FNMA, 7.50%, 11/1/11                                     675
--------------------------------------------------------------------------------
                7  FNMA, 6.50%, 10/1/12                                       7
--------------------------------------------------------------------------------
               18  FNMA, 6.50%, 5/1/13                                       19
--------------------------------------------------------------------------------
               42  FNMA, 6.50%, 5/1/13                                       44
--------------------------------------------------------------------------------
               20  FNMA, 6.50%, 6/1/13                                       21
--------------------------------------------------------------------------------
               97  FNMA, 6.50%, 6/1/13                                      103
--------------------------------------------------------------------------------
               25  FNMA, 6.50%, 6/1/13                                       27
--------------------------------------------------------------------------------
              126  FNMA, 6.50%, 6/1/13                                      134
--------------------------------------------------------------------------------
               39  FNMA, 6.50%, 6/1/13                                       42
--------------------------------------------------------------------------------
              294  FNMA, 6.00%, 1/1/14                                      309
--------------------------------------------------------------------------------
            1,022  FNMA, 6.00%, 4/1/14(6)                                 1,075
--------------------------------------------------------------------------------
              904  FNMA, 4.50%, 5/1/19                                      907
--------------------------------------------------------------------------------
            1,379  FNMA, 4.50%, 5/1/19                                    1,384
--------------------------------------------------------------------------------

Principal Amount                 ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------

          $ 1,682  FNMA, 4.50%, 6/1/19(7)                              $  1,688
--------------------------------------------------------------------------------
               66  FNMA, 6.50%, 1/1/28                                       70
--------------------------------------------------------------------------------
              432  FNMA, 7.00%, 1/1/28                                      460
--------------------------------------------------------------------------------
              368  FNMA, 6.50%, 1/1/29                                      388
--------------------------------------------------------------------------------
              303  FNMA, 7.50%, 7/1/29                                      326
--------------------------------------------------------------------------------
              199  FNMA, 7.00%, 5/1/30                                      212
--------------------------------------------------------------------------------
              256  FNMA, 7.50%, 9/1/30                                      275
--------------------------------------------------------------------------------
              283  FNMA, 6.50%, 9/1/31                                      299
--------------------------------------------------------------------------------
              180  FNMA, 7.00%, 9/1/31                                      192
--------------------------------------------------------------------------------
              661  FNMA, 6.50%, 1/1/32                                      696
--------------------------------------------------------------------------------
            1,375  FNMA, 7.00%, 6/1/32(6)                                 1,461
--------------------------------------------------------------------------------
              646  FNMA, 6.50%, 8/1/32                                      680
--------------------------------------------------------------------------------
            2,468  FNMA, 5.50%, 6/1/33(6)                                 2,518
--------------------------------------------------------------------------------
            3,392  FNMA, 5.50%, 8/1/33(6)                                 3,460
--------------------------------------------------------------------------------
            1,697  FNMA, 5.50%, 9/1/33(6)                                 1,731
--------------------------------------------------------------------------------
           10,574  FNMA, 5.50%, 1/1/34(6)                                10,787
--------------------------------------------------------------------------------
            1,350  FNMA, 5.50%, 11/15/34                                  1,375
--------------------------------------------------------------------------------
              567  GNMA, 7.00%, 4/20/26                                     605
--------------------------------------------------------------------------------
              312  GNMA, 7.50%, 8/15/26                                     337
--------------------------------------------------------------------------------
              210  GNMA, 7.00%, 2/15/28                                     224
--------------------------------------------------------------------------------
              279  GNMA, 7.50%, 2/15/28                                     301
--------------------------------------------------------------------------------
              406  GNMA, 7.00%, 12/15/28                                    434
--------------------------------------------------------------------------------
              143  GNMA, 8.00%, 12/15/29                                    156
--------------------------------------------------------------------------------
              772  GNMA, 7.00%, 5/15/31(6)                                  825
--------------------------------------------------------------------------------
            3,464  GNMA, 5.50%, 11/15/32(6)                               3,554
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
(Cost $90,868)                                                           91,805
--------------------------------------------------------------------------------
CORPORATE BONDS -- 10.6%

AUTO COMPONENTS -- 0.1%
--------------------------------------------------------------------------------
              590  Dana Corp., 6.50%, 3/1/09                                624
--------------------------------------------------------------------------------
AUTOMOBILES -- 0.2%
--------------------------------------------------------------------------------
              850  DaimlerChrysler N.A. Holding Corp.,
                   7.30%, 1/15/12                                           975
--------------------------------------------------------------------------------
BEVERAGES -- 0.2%
--------------------------------------------------------------------------------
              550  Foster's Finance Corp., 4.875%,
                   10/1/14 (Acquired 10/1/04,
                   Cost $544)(8)                                            553
--------------------------------------------------------------------------------
              750  Miller Brewing Co., 4.25%, 8/15/08
                   (Acquired 1/6/04, Cost $762)(8)                          765
--------------------------------------------------------------------------------
                                                                          1,318
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 0.3%
--------------------------------------------------------------------------------
              750  Goldman Sachs Group Inc., 5.70%,
                   9/1/12(2)                                                800
--------------------------------------------------------------------------------
              750  Goldman Sachs Group Inc., 5.25%,
                   10/15/13(2)                                              769
--------------------------------------------------------------------------------
              350  Morgan Stanley, 4.25%, 5/15/10(2)                        354
--------------------------------------------------------------------------------
                                                                          1,923
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
10

Balanced - Schedule of Investments

OCTOBER 31, 2004

Principal Amount/Shares          ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 0.5%
--------------------------------------------------------------------------------
          $ 1,600  Bank of America Corp., 4.375%,
                   12/1/10(6)                                          $  1,624
--------------------------------------------------------------------------------
              500  SouthTrust Corp., 5.80%, 6/15/14                         538
--------------------------------------------------------------------------------
              500  U.S. Bancorp, Series N, MTN,
                   2.75%, 3/30/06                                           500
--------------------------------------------------------------------------------
              660  Wachovia Bank N.A., 4.80%,
                   11/1/14(2)                                               661
--------------------------------------------------------------------------------
                                                                          3,323
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 0.2%
--------------------------------------------------------------------------------
              900  Allied Waste North America, Inc.,
                   Series 1998 B, 7.625%, 1/1/06                            936
--------------------------------------------------------------------------------
              350  R.R. Donnelley & Sons Co., 3.75%,
                   4/1/09                                                   349
--------------------------------------------------------------------------------
                                                                          1,285
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 0.1%
--------------------------------------------------------------------------------
              500  American Express Centurion Bank,
                   4.375%, 7/30/09                                          514
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.2%
--------------------------------------------------------------------------------
            1,000  Ball Corp., 7.75%, 8/1/06                              1,078
--------------------------------------------------------------------------------
DIVERSIFIED -- 1.9%
--------------------------------------------------------------------------------
           72,450  iShares GS $ InvesTop Corporate
                   Bond Fund(2)(9)                                        8,160
--------------------------------------------------------------------------------
            3,045  Morgan Stanley TRACERS(SM), 7.72%,
                   3/1/32 (Acquired 3/15/02-8/28/02,
                   Cost $3,203)(8)                                        3,649
--------------------------------------------------------------------------------
                                                                         11,809
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 1.3%
--------------------------------------------------------------------------------
            1,500  American General Finance Corp.,
                   Series 2002 H, 4.50%, 11/15/07(6)                      1,546
--------------------------------------------------------------------------------
              640  CIT Group Inc., 5.125%, 9/30/14                          645
--------------------------------------------------------------------------------
            2,300  Citigroup Inc., 4.125%, 6/30/05(6)                     2,325
--------------------------------------------------------------------------------
            1,000  Citigroup Inc., 5.00%, 9/15/14
                   (Acquired 9/9/04, Cost $999)(6)(8)                     1,017
--------------------------------------------------------------------------------
              775  Ford Motor Credit Co., 5.80%,
                   1/12/09(2)                                               800
--------------------------------------------------------------------------------
              750  Ford Motor Credit Co., 7.375%,
                   10/28/09(2)                                              817
--------------------------------------------------------------------------------
              800  J.P. Morgan Chase & Co., 6.75%,
                   2/1/11(2)                                                904
--------------------------------------------------------------------------------
                                                                          8,054
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION
SERVICES -- 0.9%
--------------------------------------------------------------------------------
              690  British Telecommunications plc,
                   7.00%, 5/23/07                                           751
--------------------------------------------------------------------------------
              800  Deutsche Telekom International
                   Finance BV, 8.50%, 6/15/10                               965
--------------------------------------------------------------------------------
              300  Deutsche Telekom International
                   Finance BV, 5.25%, 7/22/13                               311
--------------------------------------------------------------------------------
              300  France Telecom, 8.50%, 3/1/11(2)                         361
--------------------------------------------------------------------------------
              440  SBC Communications Inc., 5.10%,
                   9/15/14(7)                                               444
--------------------------------------------------------------------------------

Principal Amount                 ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------

          $ 1,350  Sprint Capital Corp., 8.375%,
                   3/15/12(2)                                          $  1,659
--------------------------------------------------------------------------------
            1,020  Telecom Italia Capital SA, 4.95%,
                   9/30/14 (Acquired 9/28/04-
                   10/29/04, Cost $1,014)(8)                              1,014
--------------------------------------------------------------------------------
                                                                          5,505
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.5%
--------------------------------------------------------------------------------
              939  CenterPoint Energy Resources
                   Corp., 6.50%, 2/1/08                                   1,017
--------------------------------------------------------------------------------
              400  FirstEnergy Corp., 6.45%, 11/15/11                       439
--------------------------------------------------------------------------------
              300  Pacific Gas & Electric Co., 6.05%,
                   3/1/34                                                   310
--------------------------------------------------------------------------------
              300  Tampa Electric Co., 6.375%,
                   8/15/12                                                  330
--------------------------------------------------------------------------------
              750  Virginia Electric and Power Co.,
                   5.25%, 12/15/15                                          769
--------------------------------------------------------------------------------
                                                                          2,865
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 0.2%
--------------------------------------------------------------------------------
              410  CVS Corp., 4.00%, 9/15/09
                   (Acquired 9/9/04, Cost $409)(8)                          412
--------------------------------------------------------------------------------
              900  Safeway Inc., 6.50%, 3/1/11(2)                           996
--------------------------------------------------------------------------------
                                                                          1,408
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 0.6%
--------------------------------------------------------------------------------
              600  Mandalay Resort Group, 6.45%,
                   2/1/06                                                   622
--------------------------------------------------------------------------------
            1,250  MGM Mirage, 6.00%, 10/1/09(2)                          1,300
--------------------------------------------------------------------------------
              450  Royal Caribbean Cruises Ltd.,
                   6.875%, 12/1/13                                          496
--------------------------------------------------------------------------------
            1,050  Yum! Brands Inc., 8.875%, 4/15/11                      1,312
--------------------------------------------------------------------------------
                                                                          3,730
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.1%
--------------------------------------------------------------------------------
              620  KB Home, 6.375%, 8/15/11
                   (Acquired 9/24/04, Cost $655)(2)(8)                      653
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.3%
--------------------------------------------------------------------------------
              620  General Electric Capital Corp.,
                   4.25%, 12/1/10(2)                                        627
--------------------------------------------------------------------------------
            1,000  General Electric Co., 5.00%,
                   2/1/13(6)                                              1,038
--------------------------------------------------------------------------------
                                                                          1,665
--------------------------------------------------------------------------------
INSURANCE -- 0.4%
--------------------------------------------------------------------------------
              750  Allstate Financial Global Funding,
                   4.25%, 9/10/08 (Acquired 9/3/03,
                   Cost $749)(2)(8)                                         766
--------------------------------------------------------------------------------
              750  Genworth Financial Inc., 5.75%,
                   6/15/14                                                  797
--------------------------------------------------------------------------------
              750  Monumental Global Funding II,
                   3.85%, 3/3/08 (Acquired 2/5/03,
                   Cost $750)(8)                                            766
--------------------------------------------------------------------------------
                                                                          2,329
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL(3)
--------------------------------------------------------------------------------
              200  IAC/InterActiveCorp, 7.00%,
                   1/15/13                                                  222
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
11

Balanced - Schedule of Investments

OCTOBER 31, 2004

Principal Amount                 ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------
MEDIA -- 0.9%
--------------------------------------------------------------------------------
          $   400  Clear Channel Communications Inc.,
                   4.25%, 5/15/09                                      $    398
--------------------------------------------------------------------------------
              670  Clear Channel Communications Inc.,
                   5.00%, 3/15/12                                           669
--------------------------------------------------------------------------------
            1,360  Comcast Cable Communications,
                   8.375%, 5/1/07                                         1,522
--------------------------------------------------------------------------------
              131  Comcast Cable Communications
                   Holdings Inc., 8.375%, 3/15/13                           161
--------------------------------------------------------------------------------
            1,500  Comcast Corp., 5.50%, 3/15/11(2)                       1,584
--------------------------------------------------------------------------------
              300  CSC Holdings Inc., 6.75%, 4/15/12
                   (Acquired 8/5/04, Cost $290)(8)                          312
--------------------------------------------------------------------------------
              550  News America Holdings, 7.75%,
                   1/20/24                                                  655
--------------------------------------------------------------------------------
                                                                          5,301
--------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED
POWER -- 0.1%
--------------------------------------------------------------------------------
              750  Dominion Resources Inc., 4.125%,
                   2/15/08                                                  762
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 0.2%
--------------------------------------------------------------------------------
              350  May Department Stores Co. (The),
                   3.95%, 7/15/07 (Acquired 7/13/04,
                   Cost $350)(8)                                            354
--------------------------------------------------------------------------------
              850  May Department Stores Co. (The),
                   4.80%, 7/15/09 (Acquired
                   7/13/04-7/15/04, Cost $852)(2)(8)                        871
--------------------------------------------------------------------------------
                                                                          1,225
--------------------------------------------------------------------------------
OIL & GAS -- 0.7%
--------------------------------------------------------------------------------
              300  Anadarko Petroleum Corp., 7.95%,
                   4/15/29                                                  383
--------------------------------------------------------------------------------
              800  Devon Energy Corp., 2.75%, 8/1/06                        797
--------------------------------------------------------------------------------
              710  Enterprise Products Operating L.P.,
                   4.625%, 10/15/09 (Acquired
                   10/8/04-10/15/04, Cost $717)(8)                          718
--------------------------------------------------------------------------------
              410  Enterprise Products Operating L.P.,
                   5.60%, 10/15/14 (Acquired
                   10/4/04, Cost $413)(8)                                   419
--------------------------------------------------------------------------------
              730  Kerr-McGee Corp., 6.875%,
                   9/15/11                                                  829
--------------------------------------------------------------------------------
              180  Magellan Midstream Partners,
                   5.65%, 10/15/16                                          184
--------------------------------------------------------------------------------
              640  XTO Energy Inc., 6.25%, 4/15/13                          708
--------------------------------------------------------------------------------
                                                                          4,038
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 0.1%
--------------------------------------------------------------------------------
              400  Schering-Plough Corp., 5.30%,
                   12/1/13                                                  416
--------------------------------------------------------------------------------
ROAD & RAIL -- 0.4%
--------------------------------------------------------------------------------
              800  Canadian National Railway Co.,
                   6.25%, 8/1/34                                            865
--------------------------------------------------------------------------------
              600  Norfolk Southern Corp., 7.80%,
                   5/15/27                                                  745
--------------------------------------------------------------------------------
              700  Norfolk Southern Corp., 7.05%,
                   5/1/37                                                   810
--------------------------------------------------------------------------------
                                                                          2,420
--------------------------------------------------------------------------------

Principal Amount                 ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------
SPECIALTY RETAIL(3)
--------------------------------------------------------------------------------
          $   300  Toys "R" Us, Inc., 7.375%,
                   10/15/18                                            $    281
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION
SERVICES -- 0.2%
--------------------------------------------------------------------------------
              850  AT&T Wireless Services Inc.,
                   7.875%, 3/1/11                                         1,014
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(Cost $62,716)                                                           64,737
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 9.7%

            2,400  U.S. Treasury Bonds, 8.00%,
                   11/15/21(2)                                            3,331
--------------------------------------------------------------------------------
            3,700  U.S. Treasury Bonds, 6.25%,
                   8/15/23(2)                                             4,372
--------------------------------------------------------------------------------
            1,675  U.S. Treasury Bonds, 5.375%,
                   2/15/31(2)                                             1,820
--------------------------------------------------------------------------------
            5,931  U.S. Treasury Inflation Indexed
                   Notes, 2.00%, 7/15/14(2)                               6,138
--------------------------------------------------------------------------------
           15,000  U.S. Treasury Notes, 2.00%,
                   8/31/05(2)                                            14,981
--------------------------------------------------------------------------------
           10,880  U.S. Treasury Notes, 2.375%,
                   8/15/06(2)                                            10,864
--------------------------------------------------------------------------------
            9,200  U.S. Treasury Notes, 3.125%,
                   5/15/07(2)                                             9,297
--------------------------------------------------------------------------------
            3,900  U.S. Treasury Notes, 4.00%,
                   6/15/09(6)                                             4,028
--------------------------------------------------------------------------------
            2,420  U.S. Treasury Notes, 4.25%,
                   8/15/14(2)                                             2,463
--------------------------------------------------------------------------------
            2,000  U.S. Treasury Notes, 4.75%,
                   5/15/14(2)                                             2,115
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY SECURITIES
(Cost $58,757)                                                           59,409
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES(4) -- 5.9%

              500  ABSC Non-Improvement Trust,
                   Series 2004 HE7, Class A1 SC,
                   5.00%, 10/27/34 (Acquired
                   9/1/04, Cost $498)(8)                                    498
--------------------------------------------------------------------------------
              312  ABSC Non-Improvement Trust,
                   Series 2004 HE5, Class A1, 5.00%,
                   8/27/34 (Acquired 6/22/04,
                   Cost $312)(8)                                            312
--------------------------------------------------------------------------------
              783  Ameriquest Mortgage Securities
                   Inc., Series 2004 R8, Class A2,
                   VRN, 2.09%, 11/26/04, resets
                   monthly off the 1-month LIBOR
                   plus 0.16% with no caps                                  784
--------------------------------------------------------------------------------
               71  AQ Finance Non-Improvement
                   Trust, Series 2003 N11A, 7.14%,
                   11/25/33                                                  70
--------------------------------------------------------------------------------
              315  AQ Finance Non-Improvement
                   Trust, Series 2004 RN4, Class A,
                   4.60%, 7/25/34                                           314
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
12

Balanced - Schedule of Investments

OCTOBER 31, 2004

Principal Amount                 ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------

          $   203  AQ Finance Non-Improvement
                   Trust, Series 2004 RN5, Class A,
                   5.19%, 6/29/34 (Acquired
                   6/24/04, Cost $203)(8)                              $    203
--------------------------------------------------------------------------------
              225  Argent Non-Improvement Trust,
                   Series 2004 WN10, Class A SC,
                   4.21%, 11/25/34 (Acquired
                   10/19/04, Cost $225)(8)                                  225
--------------------------------------------------------------------------------
              130  Argent Non-Improvement Trust,
                   Series 2004 WN2, Class A, 4.55%,
                   4/25/34                                                  129
--------------------------------------------------------------------------------
              275  Argent Non-Improvement Trust,
                   Series 2004 WN8, Class A, 4.70%,
                   7/25/34                                                  275
--------------------------------------------------------------------------------
              150  Argent Non-Improvement Trust,
                   Series 2004 WN9, Class A, 5.19%,
                   10/25/34 (Acquired 9/9/04,
                   Cost $150)(8)                                            150
--------------------------------------------------------------------------------
               77  Asset Backed Funding Corp.
                   Non-Improvement Trust, Series
                   2003-1, Class N1, 6.90%, 7/26/33                          77
--------------------------------------------------------------------------------
              166  Asset Backed Funding Corp.
                   Non-Improvement Trust, Series
                   2004 OPT4, Class N1, 4.45%,
                   5/26/34                                                  166
--------------------------------------------------------------------------------
              437  Bayview Financial Acquisition Trust,
                   Series 1998 B, Class M1, VRN,
                   3.33%, 11/26/04, resets monthly
                   off the 1-month LIBOR plus 1.40%
                   with a cap of 13.00% (Acquired
                   6/13/03, Cost $439)(8)                                   438
--------------------------------------------------------------------------------
              363  Bayview Financial Acquisition Trust,
                   Series 2002 DA, Class M1, VRN,
                   2.78%, 11/25/04, resets monthly
                   off the 1-month LIBOR plus 0.85%
                   with no caps (Acquired 9/19/03,
                   Cost $364)(8)                                            365
--------------------------------------------------------------------------------
            2,000  Capital One Prime Auto Receivables
                   Trust, Series 2004-2, Class A4, VRN,
                   1.93%, 11/15/04, resets monthly
                   off the 1-month LIBOR plus 0.06%
                   with no caps(6)                                        2,002
--------------------------------------------------------------------------------
            1,316  Centex Home Equity, Series 2004 C,
                   Class AF1, VRN, 2.82%, 11/1/04(6)                      1,315
--------------------------------------------------------------------------------
              355  CIT RV Trust, Series 1998 A,
                   Class A4 SEQ, 6.09%, 2/15/12                             358
--------------------------------------------------------------------------------
            1,825  CNH Equipment Trust, Series
                   2004 A, Class A3A, VRN, 1.94%,
                   11/15/04, resets monthly off the
                   1-month LIBOR plus 0.07% with
                   no caps(6)                                             1,825
--------------------------------------------------------------------------------
            1,125  Countrywide Asset-Backed
                   Certificates, Series 2004 11,
                   Class A1, VRN, 2.15%, 11/25/04,
                   resets monthly off the 1-month
                   LIBOR plus 0.19% with no caps(7)                       1,125
--------------------------------------------------------------------------------
              150  Countrywide Asset-Backed
                   Certificates, Series 2004 11N,
                   Class N SC, 5.25%, 4/25/36
                   (Acquired 10/27/04, Cost $150)(8)                        150
--------------------------------------------------------------------------------

Principal Amount                 ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------

          $   208  Countrywide Asset-Backed
                   Certificates, Series 2004 5N,
                   Class N1, 5.50%, 10/25/35                           $    209
--------------------------------------------------------------------------------
              154  Finance America Non-Improvement
                   Trust, Series 2004-1, Class A,
                   5.25%, 6/27/34                                           154
--------------------------------------------------------------------------------
              209  First Franklin Non-Improvement
                   Trust, Series 2004 FF1, Class N1,
                   4.50%, 9/25/05                                           209
--------------------------------------------------------------------------------
            1,000  Ford Credit Auto Owner Trust,
                   Series 2002 A, Class B, 4.79%,
                   11/15/06(6)                                            1,015
--------------------------------------------------------------------------------
            6,000  Ford Credit Floorplan Master Owner
                   Trust, Series 2004-1, Class A, VRN,
                   1.93%, 11/15/04, resets monthly
                   off the 1-month LIBOR plus 0.04%
                   with no caps(6)                                        6,007
--------------------------------------------------------------------------------
              203  Fremont Non-Improvement Trust,
                   Series 2004 B, 4.70%, 5/25/34
                   (Acquired 5/20/04, Cost $203)(8)                         203
--------------------------------------------------------------------------------
            5,250  GE Corporate Aircraft Financing
                   LLC, Series 2004 1A, Class A1,
                   VRN, 2.00%, 11/25/04, resets
                   monthly off the 1-month LIBOR
                   plus 0.09% with no caps (Acquired
                   10/5/04, Cost $5,250)(6)(8)                            5,251
--------------------------------------------------------------------------------
              252  GSAMP Non-Improvement Trust,
                   Series 2004, Class N1, 5.50%,
                   9/25/34 (Acquired 9/20/04,
                   Cost $252)(8)                                            252
--------------------------------------------------------------------------------
              488  Household Mortgage Loan Trust,
                   Series 2002 HC1, Class M, VRN,
                   2.56%, 11/20/04, resets monthly
                   off the 1-month LIBOR plus 0.65%
                   with no caps                                             489
--------------------------------------------------------------------------------
              603  Household Mortgage Loan Trust,
                   Series 2003 HC2, Class M, VRN,
                   2.51%, 11/20/04, resets monthly
                   off the 1-month LIBOR plus 0.60%
                   with no caps                                             604
--------------------------------------------------------------------------------
              203  Long Beach Asset Holdings
                   Corporation, Series 2004-5, Class C
                   and P, 5.00%, 9/25/34 (Acquired
                   9/15/04, Cost $205)(8)                                   203
--------------------------------------------------------------------------------
            1,200  Long Beach Mortgage Loan Trust,
                   Series 2001-2, Class M2, VRN,
                   2.88%, 11/25/04, resets monthly
                   off the 1-month LIBOR plus 0.95%
                   with no caps(6)                                        1,189
--------------------------------------------------------------------------------
               84  MASTR Non-Improvement Trust,
                   Series 2004 CI3, Class N1, 4.45%,
                   2/26/34 (Acquired 5/18/04,
                   Cost $84)(8)                                              84
--------------------------------------------------------------------------------
               93  Merrill Lynch Mortgage Investors
                   Inc., Series 2003 OP1N, Class N1,
                   7.25%, 7/25/34                                            94
--------------------------------------------------------------------------------
               14  Morgan Stanley ABS Capital I,
                   Series 2003 NC9N, Class X and P,
                   7.60%, 7/25/33 (Acquired
                   10/29/03, Cost $14)(8)                                    14
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
13

Balanced - Schedule of Investments

OCTOBER 31, 2004

Principal Amount                 ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------

          $    95  Morgan Stanley ABS Capital I,
                   Series 2004 NC2N, Class X and P,
                   6.25%, 12/25/33 (Acquired
                   3/16/04, Cost $96)(8)                               $     95
--------------------------------------------------------------------------------
              290  Novastar Non-Improvement Trust,
                   Series 2004 N2, Class X, O and P,
                   4.46%, 6/27/34 (Acquired
                   7/20/04, Cost $290)(8)                                   289
--------------------------------------------------------------------------------
            1,900  Residential Asset Mortgage
                   Products Inc,, Series 2004 RS10,
                   Class AII1, VRN, 2.12%, 11/25/04,
                   resets monthly off the 1-month
                   LIBOR plus 0.17% with no caps(7)                       1,899
--------------------------------------------------------------------------------
              300  Residential Asset Securities Corp.,
                   Series 2004 KS2, Class MI1,
                   4.71%, 3/25/34                                           299
--------------------------------------------------------------------------------
            3,108  Residential Asset Securities Corp.,
                   Series 2004 KS7, Class A2B1, VRN,
                   2.07%, 11/26/04, resets monthly
                   off the 1-month LIBOR plus 0.14%
                   with no caps(6)                                        3,110
--------------------------------------------------------------------------------
              285  Sail Net Interest Margin Notes,
                   Series 2004 8A, Class A, 5.00%,
                   9/27/34 (Acquired 9/13/04,
                   Cost $286)(8)                                            285
--------------------------------------------------------------------------------
              124  Sail Net Interest Margin Notes,
                   Series 2004 BNCA, Class A, 5.00%,
                   9/27/34                                                  123
--------------------------------------------------------------------------------
            2,143  SLMA Student Loan Trust, Series
                   2004-8, Class A1, VRN, 2.09%,
                   11/25/04, resets quarterly off the
                   3-month LIBOR minus 0.01% with
                   no caps(6)                                             2,144
--------------------------------------------------------------------------------
            1,254  WFS Financial Owner Trust, Series
                   2004-3, Class A1 SEQ, 1.73%,
                   8/17/05(6)                                             1,254
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(Cost $36,225)                                                           36,256
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
SECURITIES -- 4.2%

            5,000  FHLB, 3.375%, 9/14/07(6)                               5,052
--------------------------------------------------------------------------------
            2,300  FHLMC, 2.875%, 5/15/07(2)                              2,298
--------------------------------------------------------------------------------
            5,170  FHLMC, 3.75%, 8/3/07(6)                                5,205
--------------------------------------------------------------------------------
            8,100  FNMA, 3.75%, 5/17/07(6)                                8,149
--------------------------------------------------------------------------------
            2,000  FNMA, 6.625%, 10/15/07(6)                              2,200
--------------------------------------------------------------------------------
            2,050  FNMA, 5.75%, 2/15/08                                   2,214
--------------------------------------------------------------------------------
              600  FNMA, 3.25%, 8/15/08(2)                                  599
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES
(Cost $25,623)                                                           25,717
--------------------------------------------------------------------------------

Principal Amount                 ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
OBLIGATIONS(4) -- 3.3%

          $17,571  Bank of America Commercial
                   Mortgage Inc. STRIPS - INTEREST,
                   Series 2004-1, Class XP, VRN,
                   0.99%, 11/1/04                                      $    553
--------------------------------------------------------------------------------
           19,000  Bear Stearns Commercial
                   Mortgage Securities STRIPS -
                   INTEREST, Series 2004 T16,
                   Class X2, 0.81%, 12/1/04(7)                              846
--------------------------------------------------------------------------------
            4,682  Citigroup Commercial Mortgage
                   Trust, Series 2004 FL1, Class A1,
                   VRN, 2.00%, 11/15/04(6)                                4,684
--------------------------------------------------------------------------------
            1,500  Commercial Mortgage Pass-Through
                   Certificates, Series 2004 HTL1,
                   Class A1, VRN, 2.11%, 11/15/04,
                   resets monthly off the 1-month
                   LIBOR plus 0.24% with no caps(6)                       1,501
--------------------------------------------------------------------------------
              589  FHLMC REMIC, Series 77, Class H,
                   8.50%, 9/15/20                                           590
--------------------------------------------------------------------------------
            1,370  GMAC Commercial Mortgage
                   Securities Inc., Series 2002 C2,
                   Class A1 SEQ, 4.32%, 10/15/38(6)                       1,395
--------------------------------------------------------------------------------
            2,700  LB-UBS Commercial Mortgage
                   Trust, Series 2003 C5, Class A2
                   SEQ, 3.48%, 7/15/27(6)                                 2,688
--------------------------------------------------------------------------------
              957  MASTR Alternative Loans Trust,
                   Series 2003-8, Class 4A1, 7.00%,
                   12/25/33(6)                                              985
--------------------------------------------------------------------------------
              259  Sharps SP I LLC Net Interest
                   Margin Trust, Series 2004 OP1N,
                   Class NA, 5.19%, 4/25/34
                   (Acquired 6/9/04, Cost $259)(8)                          259
--------------------------------------------------------------------------------
            2,150  Washington Mutual, Series 2004
                   AR4, Class A6, 3.81%, 6/25/34(6)                       2,131
--------------------------------------------------------------------------------
            1,800  Washington Mutual, Series 2004
                   AR9, Class A6, 4.28%, 8/25/34(6)                       1,798
--------------------------------------------------------------------------------
            2,600  Washington Mutual, Series 2004
                   AR9, Class A7, VRN, 4.26%,
                   11/1/04(6)                                             2,623
--------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS
(Cost $19,979)                                                           20,053
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 0.1%

              800  Illinois GO, (Taxable Pension),
                   5.10%, 6/1/33
(Cost $804)                                                                 772
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
14

Balanced - Schedule of Investments

OCTOBER 31, 2004

                                 ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 0.7%

Repurchase Agreement, Deutsche Bank Securities,
Inc., (collateralized by various U.S. Treasury
obligations, 2.00%-6.50%, 5/15/06-10/15/06,
valued at $4,201), in a joint trading account at
1.74%, dated 10/29/04, due 11/1/04 (Delivery
value $4,101)(6)
(Cost $4,100)                                                          $  4,100
--------------------------------------------------------------------------------
COLLATERAL RECEIVED FOR
SECURITIES LENDING -- 7.5%(10)

REPURCHASE AGREEMENTS -- 7.2%
--------------------------------------------------------------------------------
Repurchase Agreement, UBS AG, (collateralized by
U.S. Government Agency obligations), 1.875%,
dated 10/29/04, due 11/1/04 (Delivery value
$43,957)                                                                 43,950
--------------------------------------------------------------------------------

Principal Amount                 ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------
SHORT-TERM DEBT -- 0.3%
--------------------------------------------------------------------------------
          $ 2,000  Bear Stearns Companies, Inc.
                   Master Note, VRN, 2.06%,
                   11/1/04                                             $  2,000
--------------------------------------------------------------------------------
TOTAL COLLATERAL RECEIVED FOR
SECURITIES LENDING
(Cost $45,950)                                                           45,950
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 115.5%
(Cost $654,660)                                                         706,613
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (15.5)%                                 (94,770)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                             $611,843
================================================================================

FUTURES CONTRACTS*
                                                          ($ IN THOUSANDS)

                           Expiration           Underlying Face       Unrealized
  Contracts Purchased         Date              Amount at Value          Gain
--------------------------------------------------------------------------------
   68  U.S. Treasury
       10-Year Notes      December 2004              $7,722               $20
                                              ==================================

                                                           ($ IN THOUSANDS)

                           Expiration           Underlying Face       Unrealized
    Contracts Sold            Date              Amount at Value          Loss
-------------------------------------------------------------------------------
  200  U.S. Treasury
       2-Year Notes       December 2004             $42,353              $(11)
--------------------------------------------------------------------------------
   68  U.S. Treasury
       5-Year Notes       December 2004               7,574               (30)
--------------------------------------------------------------------------------
                                                    $49,927              $(41)
                                                ================================

*FUTURES CONTRACTS typically are based on an index or specific securities and tend to track the performance of the index or specific securities while remaining very liquid (easy to buy and sell). By investing in futures, the fund has increased exposure to certain markets. By selling futures, the fund hedges its investments against price fluctuations.

SWAP AGREEMENTS**
                                                           ($ IN THOUSANDS)

                                                      Expiration      Unrealized
 Notional Amount   Description of Agreement              Date            Gain
--------------------------------------------------------------------------------
     $4,900        Receive semiannually a fixed     September 2007        $18
                   rate equal to 3.24375% and                        ==========
                   pay quarterly a variable
                   rate based on the 3-month
                   LIBOR with Deutsche Bank
                   Securities, Inc.

**SWAP AGREEMENTS are contracts in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. The fund may enter into swap agreements in order to manage interest, credit, or market risk or to gain exposure to certain markets.

See Notes to Financial Statements.                                  (continued)

------
15

Balanced - Schedule of Investments

OCTOBER 31, 2004

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

GO = General Obligation

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

MASTR = Mortgage Asset Securitization Transactions, Inc.

REMIC = Real Estate Mortgage Investment Conduit

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

SLMA = Student Loan Marketing Association

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TRACERS(SM) = Traded Custody Receipts(SM). Rate indicated is the weighted-average coupon of the underlying securities held.

VRN = Variable Rate Note. Interest reset date is indicated, unless otherwise noted. Rate shown is effective October 31, 2004.

(1)  Non-income producing.

(2)  Security, or a portion thereof, was on loan as of October 31, 2004.

(3)  Industry is less than 0.05% of net assets.

(4)  Final maturity indicated, unless otherwise noted.

(5)  Forward Commitment.

(6)  Security, or a portion thereof, has been segregated for a when-issued security, forward commitment, futures contract, and/or swap agreement.

(7)  When-issued security.

(8)  Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 2004, was $21,545, which represented 3.5% of net assets.

(9)  Security is an exchange-traded bond fund. Quantity indicated reflects the number of shares owned.

(10) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 5 in
     Notes to Financial Statements.)

See Notes to Financial Statements.

------
16

Statement of Assets and Liabilities

OCTOBER 31, 2004 (AMOUNTS IN THOUSANDS EXCEPT PER-SHARE AMOUNTS)
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $608,710) --
including $77,828 of securities on loan                                $660,663
------------------------------------------------------------
Investments made with cash collateral received for
securities on loan, at value (cost of $45,950)                           45,950
--------------------------------------------------------------------------------
Total investment securities, at value (cost of $654,660)                706,613
------------------------------------------------------------
Receivable for investments sold                                           5,796
------------------------------------------------------------
Receivable for capital shares sold                                           54
------------------------------------------------------------
Unrealized appreciation on swap agreements                                   18
------------------------------------------------------------
Dividends and interest receivable                                         2,429
--------------------------------------------------------------------------------
                                                                        714,910
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for collateral received for securities on loan                   45,950
------------------------------------------------------------
Disbursements in excess of demand deposit cash                              400
------------------------------------------------------------
Payable for investments purchased                                        56,241
------------------------------------------------------------
Payable for variation margin on futures contracts                             9
------------------------------------------------------------
Accrued management fees                                                     461
------------------------------------------------------------
Distribution fees payable                                                     3
------------------------------------------------------------
Service fees payable                                                          3
--------------------------------------------------------------------------------
                                                                        103,067
--------------------------------------------------------------------------------

NET ASSETS                                                             $611,843
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                                $571,798
------------------------------------------------------------
Undistributed net investment income                                         761
------------------------------------------------------------
Accumulated net realized loss on investment transactions                (12,658)
------------------------------------------------------------
Net unrealized appreciation on investments                               51,942
--------------------------------------------------------------------------------
                                                                       $611,843
================================================================================
INVESTOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                         $595,179,030
------------------------------------------------------------
Shares outstanding                                                   37,836,752
------------------------------------------------------------
Net asset value per share                                                $15.73
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                             $224,841
------------------------------------------------------------
Shares outstanding                                                       14,293
------------------------------------------------------------
Net asset value per share                                                $15.73
--------------------------------------------------------------------------------
ADVISOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                          $16,438,726
------------------------------------------------------------
Shares outstanding                                                    1,045,606
------------------------------------------------------------
Net asset value per share                                                $15.72
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
17

Statement of Operations

YEAR ENDED OCTOBER 31, 2004 (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
INCOME:
------------------------------------------------------------
Interest                                                               $  8,993
------------------------------------------------------------
Dividends                                                                 6,436
------------------------------------------------------------
Securities lending                                                          103
--------------------------------------------------------------------------------
                                                                         15,532
--------------------------------------------------------------------------------

EXPENSES:
------------------------------------------------------------
Management fees                                                           5,409
------------------------------------------------------------
Distribution fees -- Advisor Class                                           42
------------------------------------------------------------
Service fees -- Advisor Class                                                42
------------------------------------------------------------
Directors' fees and expenses                                                  9
------------------------------------------------------------
Other expenses                                                                4
--------------------------------------------------------------------------------
                                                                          5,506
--------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                    10,026
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain on investment transactions                             55,859
------------------------------------------------------------
Change in net unrealized appreciation on investments                    (16,885)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN                                         38,974
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $ 49,000
================================================================================

See Notes to Financial Statements.

------
18

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2004 AND OCTOBER 31, 2003 (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                    2004           2003
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income                                  $ 10,026        $ 11,213
------------------------------------------
Net realized gain                                        55,859           2,451
------------------------------------------
Change in net unrealized appreciation                   (16,885)         71,549
--------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                                49,000          85,213
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
------------------------------------------
  Investor Class                                        (10,813)        (10,188)
------------------------------------------
  Institutional Class                                        (3)           (263)
------------------------------------------
  Advisor Class                                            (262)           (241)
--------------------------------------------------------------------------------
Decrease in net assets from distributions               (11,078)        (10,692)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net decrease in net assets from
capital share transactions                              (26,486)        (45,550)
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                               11,436          28,971

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                     600,407         571,436
--------------------------------------------------------------------------------
End of period                                          $611,843        $600,407
================================================================================

Undistributed net investment income                        $761          $1,637
================================================================================

See Notes to Financial Statements.

------
19

Notes to Financial Statements

OCTOBER 31, 2004 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek long-term capital growth and current income. The fund pursues its objective by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class and the Advisor Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the investment manager, American Century Investment Management, Inc. (ACIM),
determines that the current market price of a security owned by a non-money market fund is not readily available, the investment manager may determine its fair value in accordance with procedures adopted by the Board of Directors if such fair value determination would materially impact a fund's net asset value.
Valuations may not be readily available if, for example: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New York Stock Exchange) that was likely to have changed the value of the security; a security has been declared in default; trading in a security has been halted during the trading day; or the demand for the security
(as reflected by its trading volume) is insufficient for quoted prices to be reliable.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities on loan and records any interest earned or dividends declared.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction the payment and delivery are scheduled for a future date and

                                                                    (continued)

------
20

Notes to Financial Statements

OCTOBER 31, 2004 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

during this period, securities are subject to market fluctuations. In a forward commitment transaction, the funds may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price.
These types of transactions are executed simultaneously in what are known as
"roll" transactions. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price. The funds account for "roll" transactions as purchases and sales; as such these transactions may increase portfolio turnover.

SWAP AGREEMENTS -- The fund may enter into a swap agreement in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements.
Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps are recorded as unrealized appreciation
(depreciation) on investments. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meets its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

TRACERS(SM)/TRAINS(SM) -- The fund may invest in TRACERS and TRAINS which represent ownership of a specified percentage of each security in an underlying pool of securities. Owners are entitled to receive a pro rata share of distributions from the underlying securities. In the event an underlying security is downgraded by a rating agency, that portion of the investment product will be redeemed and the underlying security will be distributed to the owner pro rata or the owner may receive cash proceeds. The risk of owning these products are the same as owning the individual securities, but enable the fund to be more diversified by owning a single security.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

                                                                    (continued)

------
21

Notes to Financial Statements

OCTOBER 31, 2004 (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment manager's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment manager that are not in the
American Century family of funds but that have the same investment team and investment strategy.

The annual management fee schedule for each class of the fund is as follows:

--------------------------------------------------------------------------------
                                       INVESTOR      INSTITUTIONAL       ADVISOR
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $1 billion                        0.90%            0.70%            0.65%
--------------------------------------------------------------------------------
Over $1 billion                         0.80%            0.60%            0.55%
--------------------------------------------------------------------------------

The effective annual management fee for the year ended October 31, 2004 was
0.90%, 0.70%, and 0.65%, for the Investor Class, Institutional Class and Advisor
Class, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed and accrued daily based on the Advisor Class's daily net assets, and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the year ended October 31, 2004, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the year ended October 31, 2004, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment Management,
Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co.
(JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases of investment securities, excluding short-term investments, for the year ended October 31, 2004, totaled $1,212,318, of which $740,204 represented
U.S. Treasury and Agency obligations. Sales of investment securities, excluding short-term investments, for the year ended October 31, 2004, totaled $1,218,019, of which $683,237 represented U.S. Treasury and Agency obligations.

                                                                    (continued)

------
22

Notes to Financial Statements

OCTOBER 31, 2004 (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:
--------------------------------------------------------------------------------
                                                      SHARES            AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                                     150,000
================================================================================
Sold                                                    3,895          $ 60,116
---------------------------------------
Issued in reinvestment of distributions                   678            10,467
---------------------------------------
Redeemed                                               (6,182)          (95,049)
--------------------------------------------------------------------------------
Net decrease                                           (1,609)         $(24,466)
================================================================================
YEAR ENDED OCTOBER 31, 2003
SHARES AUTHORIZED                                     150,000
================================================================================
Sold                                                    4,621         $  63,845
---------------------------------------
Issued in reinvestment of distributions                   721             9,881
---------------------------------------
Redeemed                                               (7,585)         (103,228)
--------------------------------------------------------------------------------
Net decrease                                           (2,243)        $ (29,502)
================================================================================
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                                      15,000
================================================================================
Sold                                                        4               $66
---------------------------------------
Issued in reinvestment of distributions                    --                 3
---------------------------------------
Redeemed                                                   --                (9)
--------------------------------------------------------------------------------
Net increase                                                4               $60
================================================================================
YEAR ENDED OCTOBER 31, 2003
SHARES AUTHORIZED                                      15,000
================================================================================
Sold                                                       90          $  1,192
---------------------------------------
Issued in reinvestment of distributions                    19               263
---------------------------------------
Redeemed                                               (1,350)          (19,069)
--------------------------------------------------------------------------------
Net decrease                                           (1,241)         $(17,614)
================================================================================
ADVISOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                                      50,000
================================================================================
Sold                                                      386           $ 5,954
---------------------------------------
Issued in reinvestment of distributions                    15               234
---------------------------------------
Redeemed                                                 (539)           (8,268)
--------------------------------------------------------------------------------
Net decrease                                             (138)          $(2,080)
================================================================================
YEAR ENDED OCTOBER 31, 2003
SHARES AUTHORIZED                                      50,000
================================================================================
Sold                                                      420           $ 5,827
---------------------------------------
Issued in reinvestment of distributions                    16               214
---------------------------------------
Redeemed                                                 (330)           (4,475)
--------------------------------------------------------------------------------
Net increase                                              106           $ 1,566
================================================================================

                                                                    (continued)

------
23

Notes to Financial Statements

OCTOBER 31, 2004 (AMOUNTS IN THOUSANDS)

5. SECURITIES LENDING

As of October 31, 2004, securities in the fund valued at $77,828 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was
$79,260. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due.
If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

6. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $650 million unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended October 31, 2004.

7. FEDERAL TAX INFORMATION

The tax character of distributions made during the years ended October 31, 2004 and October 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                            2004          2003
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                                           $11,078       $10,692
--------------------------------------------------------------------------------
Long-term capital gains                                        --            --
--------------------------------------------------------------------------------

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The reclassifications between income and realized gain relate primarily to the character of paydown gains and losses.

As of October 31, 2004, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments                                        $658,041
================================================================================
Gross tax appreciation of investments                                   $56,022
---------------------------------------------------
Gross tax depreciation of investments                                    (7,450)
--------------------------------------------------------------------------------
Net tax appreciation of investments                                     $48,572
================================================================================
Net tax appreciation (depreciation) on derivatives                          $10
--------------------------------------------------------------------------------
Net tax appreciation                                                    $48,582
================================================================================
Undistributed ordinary income                                              $761
---------------------------------------------------
Accumulated capital losses                                              $(9,298)
--------------------------------------------------------------------------------

                                                                    (continued)

------
24

Notes to Financial Statements

OCTOBER 31, 2004 (AMOUNTS IN THOUSANDS)

7. FEDERAL TAX INFORMATION (CONTINUED)

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed on the previous page represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Capital loss carryovers of $7,975 and $1,323 expire in 2010 and 2011, respectively.

8. OTHER TAX INFORMATION (UNAUDITED) ($ IN FULL)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates $5,572,186 of qualified dividend income for the fiscal year ended October 31, 2004.

For corporate taxpayers, 25.28% of the ordinary income distributions paid during the fiscal year ended October 31, 2004, qualify for the corporate dividends received deduction.

------
25

Balanced - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
--------------------------------------------------------------------------------
                                               INVESTOR CLASS
--------------------------------------------------------------------------------
                              2004       2003       2002       2001       2000
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period          $14.77     $12.98     $14.28     $17.01     $18.95
--------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment Income(1)    0.26       0.27       0.35       0.38       0.42
--------------------------
  Net Realized and
  Unrealized Gain (Loss)      0.98       1.77      (1.30)     (2.10)      0.61
--------------------------------------------------------------------------------
  Total From
  Investment Operations       1.24       2.04      (0.95)     (1.72)      1.03
--------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income          (0.28)     (0.25)     (0.35)     (0.40)     (0.43)
--------------------------
  From Net
  Realized Gains               --         --         --       (0.61)     (2.54)
--------------------------------------------------------------------------------
  Total Distributions        (0.28)     (0.25)     (0.35)     (1.01)     (2.97)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                $15.73     $14.77     $12.98     $14.28     $17.01
================================================================================
  TOTAL RETURN(2)             8.46%     15.92%     (6.80)%   (10.46)%     5.90%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                    0.90%      0.90%      0.90%      0.90%      0.97%
--------------------------
Ratio of Net Investment
Income to Average
Net Assets                    1.65%      1.96%      2.46%      2.46%      2.40%
--------------------------
Portfolio Turnover Rate       204%       133%       108%       107%        85%
--------------------------
Net Assets, End of Period
(in millions)                 $595       $583       $541       $663       $835
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
26

Balanced - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                            INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                              2004       2003       2002       2001      2000(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period          $14.78     $12.99     $14.28     $17.01     $17.34
--------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment Income(2)    0.28       0.41       0.37       0.41       0.23
--------------------------
  Net Realized and
  Unrealized Gain (Loss)      0.98       1.66      (1.29)     (2.10)     (0.34)
--------------------------------------------------------------------------------
  Total From
  Investment Operations       1.26       2.07      (0.92)     (1.69)     (0.11)
--------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income          (0.31)     (0.28)     (0.37)     (0.43)     (0.22)
--------------------------
  From Net
  Realized Gains               --         --         --       (0.61)       --
--------------------------------------------------------------------------------
  Total Distributions        (0.31)     (0.28)     (0.37)     (1.04)     (0.22)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                $15.73     $14.78     $12.99     $14.28     $17.01
================================================================================
  TOTAL RETURN(3)             8.61%     16.13%     (6.54)%   (10.27)%    (0.63)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                    0.70%      0.70%      0.70%      0.70%    0.75%(4)
--------------------------
Ratio of Net Investment
Income to Average
Net Assets                    1.85%      2.16%      2.66%      2.66%    2.66%(4)
--------------------------
Portfolio Turnover Rate       204%       133%       108%       107%      85%(5)
--------------------------
Net Assets, End of Period
(in thousands)                $225       $155      $16,245    $20,474    $23,214
--------------------------------------------------------------------------------

(1) May 1, 2000 (commencement of sale) through October 31, 2000.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2000.

See Notes to Financial Statements.

------
27

Balanced - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
--------------------------------------------------------------------------------
                                               ADVISOR CLASS
--------------------------------------------------------------------------------
                              2004       2003       2002       2001       2000
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period          $14.77     $12.97     $14.27     $17.00     $18.94
--------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment Income(1)    0.22       0.22       0.31       0.34       0.37
--------------------------
  Net Realized and
  Unrealized Gain (Loss)      0.97       1.80      (1.30)     (2.10)      0.62
--------------------------------------------------------------------------------
  Total From
  Investment Operations       1.19       2.02      (0.99)     (1.76)      0.99
--------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income          (0.24)     (0.22)     (0.31)     (0.36)     (0.39)
--------------------------
  From Net
  Realized Gains               --         --         --       (0.61)     (2.54)
--------------------------------------------------------------------------------
  Total Distributions        (0.24)     (0.22)     (0.31)     (0.97)     (2.93)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                $15.72     $14.77     $12.97     $14.27     $17.00
================================================================================
  TOTAL RETURN(2)             8.11%     15.74%     (7.04)%   (10.69)%     5.63%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                    1.15%      1.15%      1.15%      1.15%      1.22%
--------------------------
Ratio of Net Investment
Income to Average
Net Assets                    1.40%      1.71%      2.21%      2.21%      2.15%
--------------------------
Portfolio Turnover Rate       204%       133%       108%       107%        85%
--------------------------
Net Assets, End of Period
(in thousands)               $16,439    $17,482    $13,985    $16,990    $17,046
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
28

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
American Century Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Balanced Fund, (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc., as of October 31, 2004, and the
related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Balanced Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
December 15, 2004

------
29

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services Corporation (ACSC).

The other directors (more than three-fourths of the total numbers) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC. The directors serve in this capacity for six registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 13 investment companies advised by ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 23
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
and J.D. Edwards & Company
--------------------------------------------------------------------------------

                                                                    (continued)

------
30

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 8
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 3
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 9
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Chief
Integration Officer, Sprint Corporation (September 2003 to present); Senior Vice
President - Financial Services, Sprint Corporation (January 2003 to September
2003); Senior Vice President, Finance - Global Markets Group, Sprint Corporation
(November 1998 to January 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 2
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 45
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACSC and other ACC subsidiaries; Director, ACIM,
ACSC and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 13
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Chief Executive Officer, ACC (June 1996 to September 2000); Director,
ACC, ACIM, ACSC and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

------
31

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
LENGTH OF TIME SERVED (YEARS): 3
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); President, ACIS (July
2003 to present); Chief Operating Officer, ACC (June 1996 to September 2000);
Also serves as: Executive Vice President, ACSC and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Executive Vice President
LENGTH OF TIME SERVED (YEARS): 8
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); President, ACSC (January 1999 to present); Executive Vice President, ACC
(May 1995 to present); Also serves as: Executive Vice President and Chief
Financial Officer, ACIM, ACIS and other ACC subsidiaries; and Treasurer, ACIM
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer
LENGTH OF TIME SERVED (YEARS): 3
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President (April 1998
to present) and Assistant Treasurer, ACSC (September 1985 to present)
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
LENGTH OF TIME SERVED (YEARS): 3
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and General
Counsel, ACIM, ACIS, ACSC and other ACC subsidiaries (June 1998 to present);
Vice President and General Counsel, ACC (June 1998 to present)
--------------------------------------------------------------------------------
DAVID H. REINMILLER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer
LENGTH OF TIME SERVED (YEARS): 3 and less than 1 year
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACSC and
ACIM (March 2001 to present); Vice President, ACSC (March 2000 to present); Vice
President, ACIM (March 2002 to present); Vice President, ACIS (March 2003 to present); Assistant General Counsel, ACSC (December 1996 to January 2001);
Associate General Counsel, ACSC (July 2001 to present)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller - Fund Accounting, ACSC (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Director, American Century Employee
Benefit Services, Inc. (February 2000 to December 2003); Treasurer, American
Century Employee Benefit Services, Inc. (December 2000 to December 2003);
Treasurer, American Century Ventures, Inc. (December 1999 to April 2001)
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-2021.

------
32

Share Class Information

Three classes of shares are authorized for sale by Balanced: Investor Class,
Institutional Class, and Advisor Class. The total expense ratio of Advisor Class shares is higher than that of Investor Class shares. The total expense ratio of
Institutional Class shares is lower than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through a broker-dealer, which may require payment of a transaction fee to the broker.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of
Institutional Class shares is 0.20% less than the total expense ratio of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
33

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment manager, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the manager uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment manager voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

                                                                    (continued)

------
34

Additional Information

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's N-Q is available on the SEC's Web site at sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington,
DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at americancentury.com and, upon request, by calling 1-800-345-2021.

------
35

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The BLENDED INDEX is considered the benchmark for Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly,
60% of the index is represented by the S&P 500 Index, which reflects the approximately 60% of the fund's assets invested in stocks. The remaining 40% of the index is represented by the Lehman Brothers U.S. Aggregate Index, which reflects the roughly 40% of the fund's assets invested in fixed-income securities.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S.
dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
36

[inside back cover - blank]

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                                       PRSRT STD
P.O. Box 419200                                                U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                     AMERICAN CENTURY
                                                                   COMPANIES

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Services Corporation.

0412                               American Century Investment Services, Inc.
SH-ANN-40961S                      (c)2004 American Century Services Corporation

[front cover]

OCTOBER 31, 2004

American Century Investments
Annual Report

[photo of market line chart]
[photo of starfish]
[photo of bridge]

Veedot(reg.sm) Fund

PROSPECTUS SUPPLEMENT
ENCLOSED

[american century investments logo and text logo]

Our Message to You. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

VEEDOT

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

                              JAMES E. STOWERS III
                           WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the annual report for the Veedot fund for the year ended October 31, 2004.

The report includes comparative performance figures, portfolio and market commentary, summary tables, a full list of portfolio holdings, and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Through our Web site, americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Your next shareholder report for this fund will be the semiannual report dated
April 30, 2005, available in approximately six months.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER AND CHAIRMAN

      /s/James E. Stowers III
      James E. Stowers III
      CO-CHAIRMAN OF THE BOARD

------
1

Veedot - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2004
                                               ----------------
                                                AVERAGE ANNUAL
                                                   RETURNS
--------------------------------------------------------------------------------
                                                    SINCE          INCEPTION
                                     1 YEAR       INCEPTION          DATE
--------------------------------------------------------------------------------
INVESTOR CLASS                                                     11/30/99
  Before redemption fee               1.40%          0.24%
  Net of redemption fee(1)           -0.63%         -0.17%
--------------------------------------------------------------------------------
DOW JONES WILSHIRE 5000
TOTAL MARKET INDEX(2)                10.00%         -1.61%            --
--------------------------------------------------------------------------------
Institutional Class                                                 8/1/00
  Before redemption fee               1.59%         -4.21%
  Net of redemption fee(1)           -0.44%         -4.65%
--------------------------------------------------------------------------------

(1) Returns reflect the deduction of a 2.00% redemption fee, incurred if shares were redeemed within the first five years after purchase.

(2) In May 2004, the Wilshire 5000 Total Market Index, the fund's benchmark since inception, became known as the Dow Jones Wilshire 5000 Total Market
    Index.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The Veedot Fund's investment process may involve high portfolio turnover and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

(continued)

------
2

Veedot - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made November 30, 1999

ONE-YEAR RETURNS OVER LIFE OF CLASS
Periods ended October 31
--------------------------------------------------------------------------------
                              2000*     2001       2002       2003       2004
--------------------------------------------------------------------------------
Investor Class               18.40%    -27.03%    -12.73%    32.36%      1.40%
--------------------------------------------------------------------------------
Dow Jones Wilshire 5000
Total Market Index            4.60%    -25.54%    -13.40%    24.45%     10.00%
--------------------------------------------------------------------------------

* From 11/30/99, the Investor Class's inception date. Not annualized.

**Reflects the deduction of a 2.00% redemption fee, incurred if shares were redeemed within the first 5 years after purchase.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The Veedot Fund's investment process may involve high portfolio turnover and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

(continued)

------
4

Shareholder Fee Example (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                      EXPENSES PAID
                        BEGINNING        ENDING      DURING PERIOD*  ANNUALIZED
                       ACCOUNT VALUE  ACCOUNT VALUE    5/1/04 --       EXPENSE
                          5/1/04        10/31/04        10/31/04       RATIO*
--------------------------------------------------------------------------------
VEEDOT SHAREHOLDER
FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL:
--------------------------------------------------------------------------------
  Investor Class          $1,000       $1,012.00         $7.59          1.50%
--------------------------------------------------------------------------------
  Institutional Class     $1,000       $1,011.90         $6.57          1.30%
--------------------------------------------------------------------------------
HYPOTHETICAL:
--------------------------------------------------------------------------------
  Investor Class          $1,000       $1,017.60         $7.61          1.50%
--------------------------------------------------------------------------------
  Institutional Class     $1,000       $1,018.60         $6.60          1.30%
--------------------------------------------------------------------------------

*Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
5

Veedot - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGERS ON THE VEEDOT INVESTMENT TEAM: JIM STOWERS III AND JOHN
SMALL, JR.

Veedot rose 1.40%* during the 12 months ended October 31, 2004, trailing its benchmark, the Dow Jones Wilshire 5000 Total Market Index, which gained 10.00%.

INITIAL GAINS, THEN EROSION

The three major U.S. stock indices (the S&P 500 Index, the Dow Jones Industrial
Average, and the Nasdaq Composite Index) were limited to single-digit returns for the year-long period reported here, as oil prices soared, the Federal
Reserve raised short-term interest rates, and the economic recovery lost momentum. The stock market began the fiscal year on a high note. The S&P 500 was up 8% during the first three months, boosted by corporate earnings that reached record highs in the fourth quarter of 2003 as the government reported strong economic growth and low inflation. Those early gains eroded some over the summer, however, as the price of crude oil jumped 78% during the fiscal year, short-term interest rates climbed, and the real rate of economic growth slipped during the second and third quarters of 2004.

ENERGY LED CONTRIBUTORS

Investments in oil and gas companies and the businesses that supply them with services and equipment added the most to results, benefiting from rising demand for energy worldwide and concern that violence in Iraq might disrupt Middle
Eastern oil shipments. Among the contributors were Range Resources Corp. and
Tesoro Petroleum Corp. on the production side, and Lone Star Technologies, Inc., the portfolio's fifth-largest contributor, in the equipment realm.

SUCCESS IN INDUSTRIALS

Our search for accelerating growth also led us to industrials, with the greatest contributions made by companies involved in machinery, commercial services, and road and rail transportation. In machinery, ASV Inc., a top-10 contributor, makes and sells all-purpose crawlers used in construction, landscaping and agriculture. The company reported record sales and earnings for the second and third quarters of 2004. Commercial services standouts included Sotheby's
Holdings Inc., the auction house, and New England

TOP TEN HOLDINGS AS OF OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          10/31/04               4/30/04
--------------------------------------------------------------------------------
First Horizon
Pharmaceutical
Corporation                                 1.2%                  0.7%
--------------------------------------------------------------------------------
Airspan Networks Inc.                       0.6%                   --
--------------------------------------------------------------------------------
Sanmina-SCI Corp.                           0.6%                   --
--------------------------------------------------------------------------------
Ciber Inc.                                  0.6%                   --
--------------------------------------------------------------------------------
Exxon Mobil Corp.                           0.5%                   --
--------------------------------------------------------------------------------
Swift Energy Co.                            0.5%                   --
--------------------------------------------------------------------------------
KLA-Tencor Corp.                            0.5%                   --
--------------------------------------------------------------------------------
Monster Worldwide Inc.                      0.5%                   --
--------------------------------------------------------------------------------
Arch Coal Inc.                              0.5%                  0.2%
--------------------------------------------------------------------------------
EGL Inc.                                    0.5%                   --
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary
 are for Investor Class shares.                                     (continued)

------
6

Veedot - Portfolio Commentary

Business Services Inc., which supplies business forms and related products to small businesses.

MATERIALS, FINANCIALS CONTRIBUTE

Veedot's highly automated investment process uncovered opportunities in the materials sector. Performance there was paced by businesses from the metals and mining industry, chemicals, and paper and forest products. Notable names included Carpenter Technology Corp. a specialty metals company, whose first-quarter sales jumped 40% from a year earlier, and United States Steel
Corp., which was helped by a recovering world economy and demand from developing countries. Georgia-Pacific Corp., the paper and buildings products giant, was another strong contributor.

Positive contributors in the financial sector were led by real estate investment trusts (known as REITs) and commercial banks and thrifts. In REITs, our technical analysis led us to Innkeepers USA Trust, which makes investments in upscale extended-stay hotel properties. That segment of the industry has been helped by growing business travel. IMPAC Mortgage Holdings Inc., an investor in residential mortgage loans and second mortgages, was another highlight.

TECHNOLOGY DETRACTS

Investments in information technology businesses, averaging more than one-fourth of assets, slowed Veedot the most. In fact, of the ten stocks that fared the worst, seven were from the IT sector. Semiconductor companies and makers of electronic equipment, the fund's two largest industry groups, led the decline.
The company that hurt results most was August Technology Corp., a maker of automated inspection equipment used by semiconductor manufacturers, which saw orders slip during the third quarter. Electroglas Inc., a firm in a similar line of work, was another large detractor. In electronic equipment, Brightpoint Inc., a distributor of mobile phones and wireless accessories, was a disappointment.

OUR COMMITMENT

We remain committed to seeking long-term capital growth by using a systematic investment process designed to identify businesses whose fundamentals meet strict requirements for accelerating growth and whose stock price histories point to the likelihood of future increases.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                        AS OF                  AS OF
                                       10/31/04               4/30/04
--------------------------------------------------------------------------------
Oil & Gas                                10.2%                  1.9%
--------------------------------------------------------------------------------
Semiconductors &
Semiconductor
Equipment                                 6.3%                  7.8%
--------------------------------------------------------------------------------
Communications
Equipment                                 6.2%                  3.5%
--------------------------------------------------------------------------------
Software                                  6.1%                  3.9%
--------------------------------------------------------------------------------
Commercial Services
& Supplies                                4.7%                  4.5%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                        AS OF                  AS OF
                                       10/31/04               4/30/04
--------------------------------------------------------------------------------
Common Stocks                            97.7%                 92.9%
--------------------------------------------------------------------------------
Temporary
Cash Investments                          2.7%                  4.3%
--------------------------------------------------------------------------------
TOTAL INVESTMENT
SECURITIES                              100.4%                 97.2%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                         (0.4)%                  2.8%
--------------------------------------------------------------------------------

------
7

Veedot - Schedule of Investments

OCTOBER 31, 2004

Shares                                                                Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 97.7%

AEROSPACE & DEFENSE -- 0.9%
--------------------------------------------------------------------------------
     15,000   Applied Signal Technology Inc.                       $    454,350
--------------------------------------------------------------------------------
     31,000   Hexcel Corp.(1)                                           480,500
--------------------------------------------------------------------------------
     19,000   Raytheon Company                                          693,120
--------------------------------------------------------------------------------
     14,000   Teledyne Technologies Inc.(1)                             357,980
--------------------------------------------------------------------------------
                                                                      1,985,950
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS -- 1.4%
--------------------------------------------------------------------------------
     35,000   EGL Inc.(1)                                             1,119,300
--------------------------------------------------------------------------------
     10,000   Expeditors International
              of Washington, Inc.                                       571,000
--------------------------------------------------------------------------------
      7,000   FedEx Corporation                                         637,840
--------------------------------------------------------------------------------
     12,000   Forward Air Corp.(1)                                      494,040
--------------------------------------------------------------------------------
     18,000   Park-Ohio Holdings Corp.(1)                               376,200
--------------------------------------------------------------------------------
                                                                      3,198,380
--------------------------------------------------------------------------------

AIRLINES -- 0.3%
--------------------------------------------------------------------------------
     33,000   Pinnacle Airlines Corp.(1)                                357,720
--------------------------------------------------------------------------------
     21,500   SkyWest, Inc.                                             367,220
--------------------------------------------------------------------------------
                                                                        724,940
--------------------------------------------------------------------------------

AUTO COMPONENTS -- 0.3%
--------------------------------------------------------------------------------
     13,000   Bandag, Incorporated                                      598,000
--------------------------------------------------------------------------------

BEVERAGES -- 0.2%
--------------------------------------------------------------------------------
     11,500   Ito En Ltd. ORD                                           520,161
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 1.8%
--------------------------------------------------------------------------------
    110,000   Cell Therapeutics Inc.(1)                                 682,000
--------------------------------------------------------------------------------
      6,000   Genentech, Inc.(1)                                        273,180
--------------------------------------------------------------------------------
     65,000   Myogen Inc.(1)                                            563,550
--------------------------------------------------------------------------------
     32,000   Myriad Genetics Inc.(1)                                   567,040
--------------------------------------------------------------------------------
     50,000   Orchid BioSciences Inc.(1)                                481,500
--------------------------------------------------------------------------------
      7,500   OSI Pharmaceuticals Inc.(1)                               487,350
--------------------------------------------------------------------------------
     13,500   United Therapeutics Corp.(1)                              422,010
--------------------------------------------------------------------------------
     55,000   Vertex Pharmaceuticals Inc.(1)                            598,400
--------------------------------------------------------------------------------
                                                                      4,075,030
--------------------------------------------------------------------------------

BUILDING PRODUCTS -- 0.5%
--------------------------------------------------------------------------------
     30,000   USG Corp.(1)                                              671,700
--------------------------------------------------------------------------------
     15,000   York International Corp.                                  477,600
--------------------------------------------------------------------------------
                                                                      1,149,300
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 1.0%
--------------------------------------------------------------------------------
     13,000   Edwards (A.G.), Inc.                                      471,380
--------------------------------------------------------------------------------
     30,000   Investment Technology Group Inc.(1)                       462,000
--------------------------------------------------------------------------------
     23,500   SEI Investments Co.                                       845,765
--------------------------------------------------------------------------------
      9,000   T. Rowe Price Group Inc.                                  501,930
--------------------------------------------------------------------------------
                                                                      2,281,075
--------------------------------------------------------------------------------

Shares                                                                Value
--------------------------------------------------------------------------------

CHEMICALS -- 2.7%
--------------------------------------------------------------------------------
     14,000   Arch Chemicals Inc.                                  $    396,900
--------------------------------------------------------------------------------
      6,500   Dow Chemical Co.                                          292,110
--------------------------------------------------------------------------------
     13,000   Eastman Chemical Company                                  617,110
--------------------------------------------------------------------------------
      7,500   FMC Corp.(1)                                              328,875
--------------------------------------------------------------------------------
      7,500   Georgia Gulf Corporation                                  339,525
--------------------------------------------------------------------------------
     17,500   H.B. Fuller Company                                       470,750
--------------------------------------------------------------------------------
     28,500   Hanwha Chem Corp. ORD                                     226,574
--------------------------------------------------------------------------------
     22,000   Headwaters Inc.(1)                                        693,000
--------------------------------------------------------------------------------
     15,000   Lubrizol Corp.                                            520,950
--------------------------------------------------------------------------------
     22,500   Millennium Chemicals Inc.(1)                              483,300
--------------------------------------------------------------------------------
     22,000   NewMarket Corp.(1)                                        493,020
--------------------------------------------------------------------------------
     15,000   Nova Chemicals Corp.                                      583,500
--------------------------------------------------------------------------------
      5,500   Potash Corp. of Saskatchewan                              367,345
--------------------------------------------------------------------------------
      5,500   PPG Industries, Inc.                                      350,625
--------------------------------------------------------------------------------
                                                                      6,163,584
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 2.9%
--------------------------------------------------------------------------------
     13,000   Associated Banc-Corp.                                     450,970
--------------------------------------------------------------------------------
      8,000   Bank of Hawaii Corporation                                382,000
--------------------------------------------------------------------------------
     12,000   Capitol Bancorp Ltd.                                      368,280
--------------------------------------------------------------------------------
     10,000   Cathay General Bancorp                                    394,000
--------------------------------------------------------------------------------
     20,000   Central Pacific Financial Corp.                           611,000
--------------------------------------------------------------------------------
      8,500   Chittenden Corp.                                          240,720
--------------------------------------------------------------------------------
     14,500   First State Bancorporation                                511,850
--------------------------------------------------------------------------------
     25,000   FNB Corp.                                                 513,250
--------------------------------------------------------------------------------
      7,500   Hanmi Financial Corp.                                     227,850
--------------------------------------------------------------------------------
     19,000   Hibernia Corp. Cl A                                       551,000
--------------------------------------------------------------------------------
     10,000   IBERIABANK Corp.                                          610,200
--------------------------------------------------------------------------------
     10,000   Summit Bancshares Inc.                                    339,900
--------------------------------------------------------------------------------
     13,500   Susquehanna Bancshares Inc.                               335,745
--------------------------------------------------------------------------------
     14,000   United Community Banks Inc.                               337,120
--------------------------------------------------------------------------------
     15,000   Valley National Bancorp                                   425,400
--------------------------------------------------------------------------------
     21,000   West Coast Bancorp                                        497,700
--------------------------------------------------------------------------------
                                                                      6,796,985
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES -- 4.7%
--------------------------------------------------------------------------------
     15,000   Brady Corp.                                               813,450
--------------------------------------------------------------------------------
     15,000   Charles River Associates Inc.(1)                          602,700
--------------------------------------------------------------------------------
     13,500   ChoicePoint Inc.(1)                                       562,005
--------------------------------------------------------------------------------
     31,500   DiamondCluster International Inc.(1)                      383,828
--------------------------------------------------------------------------------
     22,000   Ennis Inc.                                                445,060
--------------------------------------------------------------------------------
     53,000   FTI Consulting, Inc.(1)                                   994,280
--------------------------------------------------------------------------------
     60,000   Kforce Inc.(1)                                            635,400
--------------------------------------------------------------------------------
     40,000   Monster Worldwide Inc.(1)                               1,122,000
--------------------------------------------------------------------------------
     13,500   NCO Group, Inc.(1)                                        361,125
--------------------------------------------------------------------------------
     13,000   Pre-Paid Legal Services Inc.(1)                           362,570
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
8

Veedot - Schedule of Investments

OCTOBER 31, 2004

Shares                                                                Value
--------------------------------------------------------------------------------

     20,500   Resources Connection, Inc.(1)                        $    860,590
--------------------------------------------------------------------------------
     25,000   Robert Half International Inc.                            663,250
--------------------------------------------------------------------------------
     22,500   Schawk Inc.                                               373,950
--------------------------------------------------------------------------------
     48,000   ServiceMaster Co.                                         616,320
--------------------------------------------------------------------------------
     62,000   Steelcase Inc. Cl A                                       812,200
--------------------------------------------------------------------------------
      3,000   Strayer Education Inc.                                    291,120
--------------------------------------------------------------------------------
     10,000   United Stationers Inc.(1)                                 445,000
--------------------------------------------------------------------------------
     20,000   Volt Information Sciences Inc.(1)                         581,000
--------------------------------------------------------------------------------
                                                                     10,925,848
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 6.2%
--------------------------------------------------------------------------------
    245,000   Airspan Networks Inc.(1)                                1,501,850
--------------------------------------------------------------------------------
     45,000   Avaya Inc.(1)                                             648,000
--------------------------------------------------------------------------------
     47,000   Comverse Technology, Inc.(1)                              970,080
--------------------------------------------------------------------------------
     45,000   Corning Inc.(1)                                           515,250
--------------------------------------------------------------------------------
     52,400   Digi International Inc.(1)                                717,356
--------------------------------------------------------------------------------
     84,500   Extreme Networks(1)                                       494,325
--------------------------------------------------------------------------------
     15,000   F5 Networks, Inc.(1)                                      599,250
--------------------------------------------------------------------------------
     50,000   FalconStor Software Inc.(1)                               391,000
--------------------------------------------------------------------------------
     56,000   Harmonic Inc.(1)                                          465,920
--------------------------------------------------------------------------------
     20,000   Inter-Tel, Inc.                                           540,000
--------------------------------------------------------------------------------
     70,000   Ixia(1)                                                   893,900
--------------------------------------------------------------------------------
     20,500   Juniper Networks, Inc.(1)                                 545,505
--------------------------------------------------------------------------------
    175,000   Lucent Technologies Inc.(1)                               621,250
--------------------------------------------------------------------------------
    175,000   MRV Communications Inc.(1)                                607,250
--------------------------------------------------------------------------------
     20,000   Netgear Inc.(1)                                           272,600
--------------------------------------------------------------------------------
     75,000   Network Equipment
              Technologies, Inc.(1)                                     639,750
--------------------------------------------------------------------------------
     31,000   Nokia Oyj ADR                                             478,020
--------------------------------------------------------------------------------
    102,500   Powerwave Technologies Inc.(1)                            765,675
--------------------------------------------------------------------------------
     25,000   QUALCOMM Inc.                                           1,045,250
--------------------------------------------------------------------------------
     19,000   SafeNet Inc.(1)                                           581,970
--------------------------------------------------------------------------------
     40,000   Spectralink Corporation                                   488,000
--------------------------------------------------------------------------------
     72,000   Symmetricom Inc.(1)                                       611,280
--------------------------------------------------------------------------------
                                                                     14,393,481
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 0.9%
--------------------------------------------------------------------------------
     10,000   Apple Computer, Inc.(1)                                   525,300
--------------------------------------------------------------------------------
      5,500   International Business
              Machines Corp.                                            493,625
--------------------------------------------------------------------------------
      6,500   NCR Corp.(1)                                              366,275
--------------------------------------------------------------------------------
     37,000   Novatel Wireless Inc.(1)                                  767,750
--------------------------------------------------------------------------------
                                                                      2,152,950
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING -- 0.9%
--------------------------------------------------------------------------------
     22,000   Dycom Industries Inc.(1)                                  718,300
--------------------------------------------------------------------------------
     50,000   Insituform
              Technologies, Inc. Cl A(1)                                991,000
--------------------------------------------------------------------------------
     57,500   Quanta Services Inc.(1)                                   386,400
--------------------------------------------------------------------------------
                                                                      2,095,700
--------------------------------------------------------------------------------

CONSUMER FINANCE -- 0.2%
--------------------------------------------------------------------------------
     21,500   First Cash Financial Services Inc.(1)                     506,970
--------------------------------------------------------------------------------

Shares                                                                Value
--------------------------------------------------------------------------------

CONTAINERS & PACKAGING -- 1.6%
--------------------------------------------------------------------------------
     32,000   Caraustar Industries Inc.(1)                         $    475,840
--------------------------------------------------------------------------------
     32,000   Crown Holdings Inc.(1)                                    363,200
--------------------------------------------------------------------------------
     15,000   Greif Inc.                                                623,250
--------------------------------------------------------------------------------
     50,000   Longview Fibre Co.                                        770,000
--------------------------------------------------------------------------------
     26,000   Packaging Corp. of America                                570,180
--------------------------------------------------------------------------------
     20,500   Smurfit-Stone Container Corp.(1)                          355,880
--------------------------------------------------------------------------------
     22,000   Sonoco Products Co.                                       586,300
--------------------------------------------------------------------------------
                                                                      3,744,650
--------------------------------------------------------------------------------

DISTRIBUTORS -- 0.4%
--------------------------------------------------------------------------------
     35,000   WESCO International Inc.(1)                               877,800
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 0.5%
--------------------------------------------------------------------------------
      3,000   Chicago Mercantile Exchange
              Holdings Inc.                                             527,190
--------------------------------------------------------------------------------
     15,000   Encore Capital Group Inc.(1)                              281,625
--------------------------------------------------------------------------------
      7,500   Leucadia National Corp.                                   443,625
--------------------------------------------------------------------------------
                                                                      1,252,440
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION
SERVICES -- 0.4%
--------------------------------------------------------------------------------
     21,500   AT&T Corp.                                                367,865
--------------------------------------------------------------------------------
     15,000   Verizon Communications                                    586,500
--------------------------------------------------------------------------------
                                                                        954,365
--------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 0.8%
--------------------------------------------------------------------------------
     30,000   El Paso Electric Co.(1)                                   499,500
--------------------------------------------------------------------------------
      7,500   Entergy Corp.                                             490,200
--------------------------------------------------------------------------------
     13,000   Hawaiian Electric Industries, Inc.                        364,520
--------------------------------------------------------------------------------
     16,000   IDACORP, Inc.                                             495,680
--------------------------------------------------------------------------------
                                                                      1,849,900
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 2.3%
--------------------------------------------------------------------------------
     27,000   Acuity Brands Inc.                                        716,310
--------------------------------------------------------------------------------
     25,000   Ametek Inc.                                               823,000
--------------------------------------------------------------------------------
     25,000   Baldor Electric Co.                                       585,750
--------------------------------------------------------------------------------
     30,000   C&D Technologies, Inc.                                    537,000
--------------------------------------------------------------------------------
     10,000   Emerson Electric Co.                                      640,500
--------------------------------------------------------------------------------
     25,000   Intermagnetics
              General Corporation(1)                                    637,250
--------------------------------------------------------------------------------
     35,000   Regal-Beloit Corp.                                        819,000
--------------------------------------------------------------------------------
     15,000   Rockwell Automation Inc.                                  625,350
--------------------------------------------------------------------------------
                                                                      5,384,160
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT
& INSTRUMENTS -- 3.2%
--------------------------------------------------------------------------------
     15,000   Agilent Technologies, Inc.(1)                             375,900
--------------------------------------------------------------------------------
     20,500   ARGON ST Inc.(1)                                          500,200
--------------------------------------------------------------------------------
     16,000   Benchmark Electronics Inc.(1)                             543,520
--------------------------------------------------------------------------------
     11,000   Coherent, Inc.(1)                                         265,430
--------------------------------------------------------------------------------
     27,500   ID Systems Inc.(1)                                        413,600
--------------------------------------------------------------------------------
     20,000   Itron Inc.(1)                                             418,800
--------------------------------------------------------------------------------
     20,000   Keithley Instruments Inc.                                 349,800
--------------------------------------------------------------------------------
     19,500   MTS Systems Corp.                                         503,003
--------------------------------------------------------------------------------
     26,000   Newport Corp.(1)                                          293,540
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
9

Veedot - Schedule of Investments

OCTOBER 31, 2004

Shares                                                                Value
--------------------------------------------------------------------------------

    180,000   Sanmina-SCI Corp.(1)                                 $  1,440,000
--------------------------------------------------------------------------------
      7,500   Scansource Inc.(1)                                        464,475
--------------------------------------------------------------------------------
    137,000   Thermogenesis(1)                                          765,145
--------------------------------------------------------------------------------
    120,000   Viisage Technology Inc.(1)                                867,600
--------------------------------------------------------------------------------
     24,523   X-Rite Inc.                                               323,213
--------------------------------------------------------------------------------
                                                                      7,524,226
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 2.7%
--------------------------------------------------------------------------------
     14,000   Diamond Offshore Drilling, Inc.                           473,200
--------------------------------------------------------------------------------
     14,500   ENSCO International Inc.                                  442,975
--------------------------------------------------------------------------------
     65,000   Grey Wolf Inc.(1)                                         336,700
--------------------------------------------------------------------------------
     45,000   Hanover Compressor Co.(1)                                 585,900
--------------------------------------------------------------------------------
     33,000   Lone Star Technologies, Inc.(1)                           871,200
--------------------------------------------------------------------------------
     15,000   National-Oilwell, Inc.(1)                                 505,650
--------------------------------------------------------------------------------
     20,000   NS Group Inc.(1)                                          380,200
--------------------------------------------------------------------------------
     27,000   Oil States International, Inc.(1)                         495,720
--------------------------------------------------------------------------------
     20,000   Rowan Companies, Inc.(1)                                  510,600
--------------------------------------------------------------------------------
    165,000   Stolt Offshore SA ADR(1)                                  839,850
--------------------------------------------------------------------------------
     25,000   Todco(1)                                                  424,250
--------------------------------------------------------------------------------
     11,000   Unit Corporation(1)                                       407,990
--------------------------------------------------------------------------------
                                                                      6,274,235
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 0.3%
--------------------------------------------------------------------------------
     13,500   BJ's Wholesale Club Inc.(1)                               391,905
--------------------------------------------------------------------------------
     14,000   Sobeys Inc. ORD                                           364,868
--------------------------------------------------------------------------------
                                                                        756,773
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 0.5%
--------------------------------------------------------------------------------
     27,000   Delta and Pine Land Company                               710,640
--------------------------------------------------------------------------------
     14,000   Kraft Foods Inc.                                          466,340
--------------------------------------------------------------------------------
                                                                      1,176,980
--------------------------------------------------------------------------------

GAS UTILITIES -- 0.2%
--------------------------------------------------------------------------------
     15,000   UGI Corp.                                                 579,450
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 2.3%
--------------------------------------------------------------------------------
     45,000   Candela Corporation(1)                                    457,875
--------------------------------------------------------------------------------
     20,000   CNS Inc.                                                  228,000
--------------------------------------------------------------------------------
     26,500   Digirad Corp.(1)                                          267,120
--------------------------------------------------------------------------------
     15,500   Haemonetics Corporation(1)                                509,175
--------------------------------------------------------------------------------
     10,000   Immucor, Inc.(1)                                          308,500
--------------------------------------------------------------------------------
     21,000   Intuitive Surgical Inc.(1)                                612,780
--------------------------------------------------------------------------------
     35,500   Matrixx Initiatives Inc.(1)                               443,750
--------------------------------------------------------------------------------
     13,000   Mentor Corp.                                              452,400
--------------------------------------------------------------------------------
     34,500   Molecular Devices Corporation(1)                          690,518
--------------------------------------------------------------------------------
      9,500   Respironics, Inc.(1)                                      485,355
--------------------------------------------------------------------------------
     14,000   SonoSite Inc.(1)                                          404,390
--------------------------------------------------------------------------------
     50,000   Vascular Solutions Inc.(1)                                401,050
--------------------------------------------------------------------------------
                                                                      5,260,913
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 3.2%
--------------------------------------------------------------------------------
      4,000   Aetna Inc.                                                380,000
--------------------------------------------------------------------------------
     16,500   American Healthcorp, Inc.(1)                              497,970
--------------------------------------------------------------------------------
     21,000   Computer Programs
              & Systems Inc.                                            441,735
--------------------------------------------------------------------------------

Shares                                                                Value
--------------------------------------------------------------------------------
     25,000   Covance Inc.(1)                                      $    993,000
--------------------------------------------------------------------------------
     82,500   CryoLife, Inc.(1)                                         568,425
--------------------------------------------------------------------------------
     22,500   Eclipsys Corporation(1)                                   381,825
--------------------------------------------------------------------------------
     10,000   Express Scripts, Inc. Cl A(1)                             640,000
--------------------------------------------------------------------------------
    100,000   Hooper Holmes Inc.                                        525,000
--------------------------------------------------------------------------------
     18,500   IDX Systems Corp.(1)                                      620,398
--------------------------------------------------------------------------------
     20,000   Option Care Inc.                                          262,800
--------------------------------------------------------------------------------
     20,500   PacifiCare Health Systems, Inc.(1)                        730,210
--------------------------------------------------------------------------------
     17,000   PDI Inc.(1)                                               486,370
--------------------------------------------------------------------------------
     70,000   Stewart Enterprises Inc.(1)                               498,400
--------------------------------------------------------------------------------
     22,500   Ventiv Health Inc.(1)                                     389,250
--------------------------------------------------------------------------------
                                                                      7,415,383
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 2.3%
--------------------------------------------------------------------------------
     13,000   Boyd Gaming Corp.                                         435,370
--------------------------------------------------------------------------------
     14,500   Gaylord Entertainment Co.(1)                              485,895
--------------------------------------------------------------------------------
     19,500   GTECH Holdings Corp.                                      461,565
--------------------------------------------------------------------------------
      6,500   Harrah's Entertainment, Inc.                              380,380
--------------------------------------------------------------------------------
     10,000   Red Robin
              Gourmet Burgers Inc.(1)                                   417,100
--------------------------------------------------------------------------------
     20,000   Shuffle Master, Inc.(1)                                   841,800
--------------------------------------------------------------------------------
     13,500   Speedway Motorsports Inc.                                 446,850
--------------------------------------------------------------------------------
     12,000   Starbucks Corporation(1)                                  634,560
--------------------------------------------------------------------------------
     12,500   Starwood Hotels & Resorts
              Worldwide, Inc.                                           596,625
--------------------------------------------------------------------------------
     20,000   WMS Industries Inc.(1)                                    585,000
--------------------------------------------------------------------------------
                                                                      5,285,145
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 1.1%
--------------------------------------------------------------------------------
     43,000   Champion Enterprises Inc.(1)                              468,270
--------------------------------------------------------------------------------
     15,594   Garmin Ltd.                                               779,700
--------------------------------------------------------------------------------
     20,000   Leggett & Platt, Inc.                                     562,600
--------------------------------------------------------------------------------
     15,500   Toll Brothers Inc.(1)                                     718,425
--------------------------------------------------------------------------------
                                                                      2,528,995
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 0.4%
--------------------------------------------------------------------------------
     15,000   Clorox Company                                            819,000
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 0.3%
--------------------------------------------------------------------------------
     10,000   Textron Inc.                                              681,500
--------------------------------------------------------------------------------

INSURANCE -- 0.3%
--------------------------------------------------------------------------------
     12,000   American Physicians
              Capital Inc.(1)                                           382,560
--------------------------------------------------------------------------------
     33,000   Phoenix Companies Inc.                                    348,150
--------------------------------------------------------------------------------
                                                                        730,710
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL -- 0.8%
--------------------------------------------------------------------------------
     23,500   Coldwater Creek Inc.(1)                                   540,970
--------------------------------------------------------------------------------
     16,500   Sportsman's Guide Inc. (The)(1)                           385,275
--------------------------------------------------------------------------------
     60,000   Stamps.com Inc.(1)                                        832,800
--------------------------------------------------------------------------------
                                                                      1,759,045
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES -- 3.0%
--------------------------------------------------------------------------------
     20,000   Aptimus Inc.(1)                                           439,000
--------------------------------------------------------------------------------
     21,000   Ask Jeeves, Inc.(1)                                       541,380
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
10

Veedot - Schedule of Investments

OCTOBER 31, 2004

Shares                                                               Value
--------------------------------------------------------------------------------

     75,000   Cybersource Corp.(1)                                 $    490,500
--------------------------------------------------------------------------------
     15,000   Infospace Inc.(1)                                         787,500
--------------------------------------------------------------------------------
     93,000   Interwoven Inc.(1)                                        843,510
--------------------------------------------------------------------------------
     34,000   Keynote Systems Inc.(1)                                   478,210
--------------------------------------------------------------------------------
     83,000   Netegrity Inc.(1)                                         883,950
--------------------------------------------------------------------------------
    108,000   Retek Inc.(1)                                             596,160
--------------------------------------------------------------------------------
     12,000   Travelzoo Inc.(1)                                         831,000
--------------------------------------------------------------------------------
     17,500   VeriSign, Inc.(1)                                         469,525
--------------------------------------------------------------------------------
     15,000   Websense Inc.(1)                                          608,550
--------------------------------------------------------------------------------
                                                                      6,969,285
--------------------------------------------------------------------------------

IT SERVICES -- 2.2%
--------------------------------------------------------------------------------
     56,000   BearingPoint, Inc.(1)                                     487,200
--------------------------------------------------------------------------------
     10,000   CACI International Inc.(1)                                609,700
--------------------------------------------------------------------------------
     20,000   Checkfree Corp.(1)                                        620,000
--------------------------------------------------------------------------------
    146,500   Ciber Inc.(1)                                           1,324,360
--------------------------------------------------------------------------------
      8,000   Infosys Technologies Ltd. ADR                             532,000
--------------------------------------------------------------------------------
     34,000   Intrado Inc.(1)                                           460,360
--------------------------------------------------------------------------------
     30,000   Keane Inc.(1)                                             474,300
--------------------------------------------------------------------------------
     50,000   MPS Group Inc.(1)                                         526,500
--------------------------------------------------------------------------------
                                                                      5,034,420
--------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS -- 0.3%
--------------------------------------------------------------------------------
     45,000   Jakks Pacific Inc.(1)                                     709,200
--------------------------------------------------------------------------------

MACHINERY -- 3.8%
--------------------------------------------------------------------------------
     60,000   Columbus McKinnon Corp.(1)                                486,600
--------------------------------------------------------------------------------
     12,500   Dover Corp.                                               490,875
--------------------------------------------------------------------------------
     15,000   Eaton Corp.                                               959,250
--------------------------------------------------------------------------------
     10,000   ESCO Technologies Inc.(1)                                 698,000
--------------------------------------------------------------------------------
     40,000   Hurco Companies Inc.(1)                                   574,000
--------------------------------------------------------------------------------
     21,000   JLG Industries Inc.                                       350,280
--------------------------------------------------------------------------------
     14,000   Kaydon Corporation                                        414,400
--------------------------------------------------------------------------------
     13,000   Kennametal Inc.                                           604,890
--------------------------------------------------------------------------------
     20,000   Lincoln Electric Holdings Inc.                            667,600
--------------------------------------------------------------------------------
     16,500   Manitowoc Co.                                             582,450
--------------------------------------------------------------------------------
     10,000   Paccar Inc.                                               693,100
--------------------------------------------------------------------------------
      8,000   Parker-Hannifin Corp.                                     565,040
--------------------------------------------------------------------------------
      6,000   Tecumseh Products Cl A                                    259,680
--------------------------------------------------------------------------------
     50,000   TurboChef Technologies Inc.(1)                            220,000
--------------------------------------------------------------------------------
     21,500   Valmont Industries, Inc.                                  467,625
--------------------------------------------------------------------------------
     20,000   Wabash National Corp.(1)                                  491,600
--------------------------------------------------------------------------------
     20,000   Westinghouse Air Brake
              Technologies Corp.                                        405,400
--------------------------------------------------------------------------------
                                                                      8,930,790
--------------------------------------------------------------------------------

MEDIA -- 1.4%
--------------------------------------------------------------------------------
     16,000   Catalina Marketing Corp.                                  409,760
--------------------------------------------------------------------------------
     10,500   Dow Jones & Co. Inc.                                      464,625
--------------------------------------------------------------------------------
     14,000   Harte-Hanks Inc.                                          360,360
--------------------------------------------------------------------------------
     17,000   Modern Times
              Group AB Cl B ORD(1)                                      378,370
--------------------------------------------------------------------------------
      6,000   NTL Inc.(1)                                               399,060
--------------------------------------------------------------------------------

Shares                                                                Value
--------------------------------------------------------------------------------

     18,500   Pulitzer Inc.                                        $    975,320
--------------------------------------------------------------------------------
     27,000   Spanish Broadcasting System(1)                            273,240
--------------------------------------------------------------------------------
                                                                      3,260,735
--------------------------------------------------------------------------------

METALS & MINING -- 2.8%
--------------------------------------------------------------------------------
     95,000   AK Steel Holding Corp.(1)                                 905,350
--------------------------------------------------------------------------------
     60,500   Allegheny Technologies Inc.                             1,017,005
--------------------------------------------------------------------------------
     34,500   Arch Coal Inc.                                          1,121,940
--------------------------------------------------------------------------------
      8,000   Carpenter Technology                                      379,680
--------------------------------------------------------------------------------
     10,500   Gibraltar Industries Inc.                                 367,605
--------------------------------------------------------------------------------
     17,500   IPSCO Inc.                                                469,175
--------------------------------------------------------------------------------
      7,000   Ispat International N.V.
              New York Shares(1)                                        235,620
--------------------------------------------------------------------------------
     14,000   Nucor Corp.                                               591,220
--------------------------------------------------------------------------------
     30,000   Ryerson Tull Inc.                                         489,600
--------------------------------------------------------------------------------
     27,000   Steel Dynamics Inc.                                       896,400
--------------------------------------------------------------------------------
                                                                      6,473,595
--------------------------------------------------------------------------------

MULTI-UTILITIES &
UNREGULATED POWER -- 0.2%
--------------------------------------------------------------------------------
     20,500   Duke Energy Corp.                                         502,865
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 0.4%
--------------------------------------------------------------------------------
     18,500   Kohl's Corp.(1)                                           939,060
--------------------------------------------------------------------------------

OIL & GAS -- 10.2%
--------------------------------------------------------------------------------
      6,500   Anadarko Petroleum Corp.                                  438,425
--------------------------------------------------------------------------------
     11,500   BP Prudhoe Bay Royalty Trust                              514,855
--------------------------------------------------------------------------------
     15,000   Burlington Resources, Inc.                                622,500
--------------------------------------------------------------------------------
     45,000   Callon Petroleum Co.(1)                                   607,950
--------------------------------------------------------------------------------
     40,000   Carrizo Oil & Gas Inc.(1)                                 398,000
--------------------------------------------------------------------------------
      8,000   ChevronTexaco Corp.                                       424,480
--------------------------------------------------------------------------------
     40,000   Comstock Resources Inc.(1)                                880,000
--------------------------------------------------------------------------------
      5,000   ConocoPhillips                                            421,550
--------------------------------------------------------------------------------
     28,500   Edge Petroleum Corp.(1)                                   432,345
--------------------------------------------------------------------------------
     20,000   Energy Transfer Partners L.P.                             997,200
--------------------------------------------------------------------------------
     13,000   EOG Resources Inc.                                        865,280
--------------------------------------------------------------------------------
     90,000   Exploration Co
              of Delaware Inc. (The)(1)                                 480,600
--------------------------------------------------------------------------------
     25,000   Exxon Mobil Corp.                                       1,230,499
--------------------------------------------------------------------------------
     16,000   Ferrellgas Partners L.P.(1)                               337,280
--------------------------------------------------------------------------------
     25,000   Forest Oil Corporation(1)                                 762,500
--------------------------------------------------------------------------------
     22,000   Holly Corp.                                               540,100
--------------------------------------------------------------------------------
      5,000   Kaneb Pipeline Partners                                   253,800
--------------------------------------------------------------------------------
     56,500   KCS Energy Inc.(1)                                        768,965
--------------------------------------------------------------------------------
     12,500   Kinder Morgan
              Energy Partners, L.P.                                     578,875
--------------------------------------------------------------------------------
     42,000   Magnum Hunter
              Resources Inc.(1)                                         508,200
--------------------------------------------------------------------------------
     80,000   Meridian Resource Corp.(1)                                644,000
--------------------------------------------------------------------------------
     10,000   Noble Energy, Inc.                                        580,000
--------------------------------------------------------------------------------
     16,000   Occidental Petroleum Corp.                                893,280
--------------------------------------------------------------------------------
     27,500   OMI Corp.                                                 493,625
--------------------------------------------------------------------------------
     24,000   Pacific Energy Partners L.P.                              676,800
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
11

Veedot - Schedule of Investments

OCTOBER 31, 2004

Shares                                                                Value
--------------------------------------------------------------------------------

     86,000   Petroquest Energy Inc.(1)                            $    423,120
--------------------------------------------------------------------------------
     12,000   Pogo Producing Co.                                        550,200
--------------------------------------------------------------------------------
     17,000   Quicksilver Resources Inc.(1)                             537,710
--------------------------------------------------------------------------------
     17,000   Range Resources Corporation                               266,900
--------------------------------------------------------------------------------
     15,000   Southwestern Energy
              Company(1)                                                689,100
--------------------------------------------------------------------------------
     15,000   Spinnaker Exploration
              Company(1)                                                478,800
--------------------------------------------------------------------------------
     50,500   Swift Energy Co.(1)                                     1,224,625
--------------------------------------------------------------------------------
     22,500   Tesoro Petroleum Corp.(1)                                 681,300
--------------------------------------------------------------------------------
      8,500   Unocal Corp.                                              354,875
--------------------------------------------------------------------------------
     25,000   Vintage Petroleum, Inc.                                   525,000
--------------------------------------------------------------------------------
     35,000   Western Gas Resources Inc.                              1,025,150
--------------------------------------------------------------------------------
     20,000   Whiting Petroleum Corp.(1)                                593,600
--------------------------------------------------------------------------------
     20,000   World Fuel Services Corp.                                 682,400
--------------------------------------------------------------------------------
     10,000   XTO Energy Inc.                                           333,800
--------------------------------------------------------------------------------
                                                                     23,717,689
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS -- 0.4%
--------------------------------------------------------------------------------
     22,500   Wausau-Mosinee Paper Corp.                                351,900
--------------------------------------------------------------------------------
      8,000   Weyerhaeuser Co.                                          501,120
--------------------------------------------------------------------------------
                                                                        853,020
--------------------------------------------------------------------------------

PERSONAL PRODUCTS -- 0.3%
--------------------------------------------------------------------------------
     25,000   Mannatech Inc.                                            426,250
--------------------------------------------------------------------------------
     23,000   Natures Sunshine Products Inc.                            347,990
--------------------------------------------------------------------------------
                                                                        774,240
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 2.3%
--------------------------------------------------------------------------------
     66,000   Antigenics Inc.(1)                                        446,820
--------------------------------------------------------------------------------
     15,500   Endo Pharmaceuticals
              Holdings Inc.(1)                                          337,900
--------------------------------------------------------------------------------
    110,000   First Horizon
              Pharmaceutical Corporation(1)                           2,703,800
--------------------------------------------------------------------------------
     12,000   Forest Laboratories, Inc. Cl A(1)                         535,200
--------------------------------------------------------------------------------
      8,500   Medicis Pharmaceutical Corp. Cl A                         345,695
--------------------------------------------------------------------------------
     13,500   Taro Pharmaceuticals Industries(1)                        358,695
--------------------------------------------------------------------------------
     25,000   Valeant Pharmaceuticals
              International                                             600,000
--------------------------------------------------------------------------------
                                                                      5,328,110
--------------------------------------------------------------------------------

REAL ESTATE -- 2.1%
--------------------------------------------------------------------------------
     32,000   Acadia Realty Trust                                       492,800
--------------------------------------------------------------------------------
     16,000   AMB Property Corp.                                        600,000
--------------------------------------------------------------------------------
     35,500   Equity Inns Inc.                                          337,250
--------------------------------------------------------------------------------
     50,000   Innkeepers USA Trust                                      692,500
--------------------------------------------------------------------------------
     25,000   Nationwide Health Properties Inc.                         564,250
--------------------------------------------------------------------------------
     20,000   Ramco-Gershenson Properties                               540,000
--------------------------------------------------------------------------------
        300   Recrm Research Co. Ltd. ORD                               388,102
--------------------------------------------------------------------------------
     11,500   Universal Health Realty
              Income Trust                                              361,330
--------------------------------------------------------------------------------
     32,500   US Restaurant Properties Inc.                             575,900
--------------------------------------------------------------------------------
     10,000   Weingarten Realty Investors                               361,600
--------------------------------------------------------------------------------
                                                                      4,913,732
--------------------------------------------------------------------------------

Shares                                                                Value
--------------------------------------------------------------------------------

ROAD & RAIL -- 2.0%
--------------------------------------------------------------------------------
     13,000   Arkansas Best Corporation                            $    508,170
--------------------------------------------------------------------------------
     15,000   Burlington Northern
              Santa Fe Corp.                                            627,150
--------------------------------------------------------------------------------
     15,000   Florida East Coast Industries                             567,900
--------------------------------------------------------------------------------
     23,500   Kansas City Southern
              Industries, Inc.(1)                                       398,325
--------------------------------------------------------------------------------
     15,000   Landstar System, Inc.(1)                                1,019,100
--------------------------------------------------------------------------------
     25,000   Norfolk Southern Corp.                                    848,750
--------------------------------------------------------------------------------
      8,000   Overnite Corp.                                            258,880
--------------------------------------------------------------------------------
     24,000   US Xpress Enterprises, Inc. Cl A(1)                       490,800
--------------------------------------------------------------------------------
                                                                      4,719,075
--------------------------------------------------------------------------------

SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT -- 6.3%
--------------------------------------------------------------------------------
     41,500   Axcelis Technologies Inc.(1)                              356,900
--------------------------------------------------------------------------------
     21,500   Brooks Automation, Inc.(1)                                319,920
--------------------------------------------------------------------------------
     27,000   Cree, Inc.(1)                                             931,770
--------------------------------------------------------------------------------
     60,000   Entegris Inc.(1)                                          555,300
--------------------------------------------------------------------------------
     17,000   International Rectifier Corp.(1)                          675,750
--------------------------------------------------------------------------------
     25,000   KLA-Tencor Corp.(1)                                     1,138,249
--------------------------------------------------------------------------------
     40,500   Lam Research Corp.(1)                                   1,054,215
--------------------------------------------------------------------------------
     45,000   Mattson Technology Inc.(1)                                377,550
--------------------------------------------------------------------------------
      6,000   Maxim Integrated Products, Inc.                           263,940
--------------------------------------------------------------------------------
     70,000   Microsemi Corporation(1)                                1,087,800
--------------------------------------------------------------------------------
     50,000   MIPS Technologies Inc. Cl A(1)                            407,500
--------------------------------------------------------------------------------
     17,000   Novellus Systems, Inc.(1)                                 440,470
--------------------------------------------------------------------------------
     65,000   PDF Solutions Inc.(1)                                     845,000
--------------------------------------------------------------------------------
     30,000   Photronics Inc.(1)                                        526,500
--------------------------------------------------------------------------------
     55,000   PLX Technology Inc.(1)                                    495,825
--------------------------------------------------------------------------------
     25,000   Rambus Inc.(1)                                            429,500
--------------------------------------------------------------------------------
     24,000   Rudolph Technologies Inc.(1)                              361,920
--------------------------------------------------------------------------------
     54,500   Silicon Image Inc.(1)                                     746,650
--------------------------------------------------------------------------------
     95,000   Skyworks Solutions, Inc.(1)                               844,550
--------------------------------------------------------------------------------
     29,500   Tessera Technologies Inc.(1)                              823,935
--------------------------------------------------------------------------------
     30,000   Ultratech, Inc.(1)                                        510,600
--------------------------------------------------------------------------------
     25,000   Varian Semiconductor
              Equipment Associates, Inc.(1)                             865,250
--------------------------------------------------------------------------------
     30,000   Volterra Semiconductor Corp.(1)                           510,000
--------------------------------------------------------------------------------
                                                                     14,569,094
--------------------------------------------------------------------------------

SOFTWARE -- 6.1%
--------------------------------------------------------------------------------
     52,500   Activision, Inc.(1)                                       760,200
--------------------------------------------------------------------------------
     17,000   Advent Software Inc.(1)                                   354,620
--------------------------------------------------------------------------------
     50,000   Borland Software Corp.(1)                                 512,000
--------------------------------------------------------------------------------
     18,500   Business Objects SA ADR(1)                                472,120
--------------------------------------------------------------------------------
     28,000   Cadence Design Systems, Inc.(1)                           348,320
--------------------------------------------------------------------------------
     33,000   Check Point
              Software Technologies(1)                                  746,493
--------------------------------------------------------------------------------
     30,000   Citrix Systems, Inc.(1)                                   723,900
--------------------------------------------------------------------------------
     75,000   Compuware Corp.(1)                                        434,250
--------------------------------------------------------------------------------
     70,000   Epicor Software Corporation(1)                          1,075,900
--------------------------------------------------------------------------------
     64,500   Informatica Corporation(1)                                503,745
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
12

Veedot - Schedule of Investments

OCTOBER 31, 2004

Shares                                                                Value
--------------------------------------------------------------------------------

     45,000   Internet Security Systems(1)                         $    979,200
--------------------------------------------------------------------------------
     10,000   MicroStrategy Inc.(1)                                     599,800
--------------------------------------------------------------------------------
     50,000   NetIQ Corp.(1)                                            634,000
--------------------------------------------------------------------------------
     37,000   Oracle Corp.(1)                                           468,420
--------------------------------------------------------------------------------
     35,000   PalmSource Inc.(1)                                        784,700
--------------------------------------------------------------------------------
    100,000   Parametric Technology Corp.(1)                            519,000
--------------------------------------------------------------------------------
     38,500   RADWARE Limited(1)                                        950,950
--------------------------------------------------------------------------------
     11,500   RSA Security Inc.(1)                                      235,290
--------------------------------------------------------------------------------
     35,000   Serena Software, Inc.(1)                                  620,900
--------------------------------------------------------------------------------
    100,000   Smith Micro Software Inc.(1)                              575,000
--------------------------------------------------------------------------------
     10,000   Symantec Corp.(1)                                         569,400
--------------------------------------------------------------------------------
     40,000   Ulticom Inc.(1)                                           687,600
--------------------------------------------------------------------------------
     45,000   Ultimate Software Group Inc.(1)                           578,925
--------------------------------------------------------------------------------
                                                                     14,134,733
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 1.5%
--------------------------------------------------------------------------------
     20,000   Aeropostale Inc.(1)                                       631,000
--------------------------------------------------------------------------------
     25,000   American Eagle Outfitters, Inc.                         1,022,000
--------------------------------------------------------------------------------
     19,500   Claire's Stores Inc.                                      507,390
--------------------------------------------------------------------------------
     25,000   Dress Barn, Inc.(1)                                       400,750
--------------------------------------------------------------------------------
     55,000   Guess? Inc.(1)                                            918,500
--------------------------------------------------------------------------------
                                                                      3,479,640
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS -- 1.2%
--------------------------------------------------------------------------------
     21,500   Deckers Outdoor Corp.(1)                                  813,990
--------------------------------------------------------------------------------
     12,000   Liz Claiborne, Inc.                                       490,560
--------------------------------------------------------------------------------
     12,500   Reebok International Ltd.                                 462,500
--------------------------------------------------------------------------------
      8,000   Timberland Co. (The)(1)                                   491,200
--------------------------------------------------------------------------------
    129,000   Unifi Inc.(1)                                             419,250
--------------------------------------------------------------------------------
                                                                      2,677,500
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE -- 2.1%
--------------------------------------------------------------------------------
     16,000   Bankunited Financial Corp.(1)                             476,000
--------------------------------------------------------------------------------
     16,000   CharterMac                                                370,560
--------------------------------------------------------------------------------
     18,500   Fidelity Bankshares Inc.                                  719,280
--------------------------------------------------------------------------------
     12,000   First Federal Capital Corp.                               399,600
--------------------------------------------------------------------------------
      5,000   FirstFed Financial Corp.(1)                               257,000
--------------------------------------------------------------------------------
     20,000   Hudson City Bancorp Inc.                                  730,800
--------------------------------------------------------------------------------
     10,500   People's Bank of Bridgeport                               393,645
--------------------------------------------------------------------------------
     40,000   Provident Bancorp Inc.                                    483,400
--------------------------------------------------------------------------------
     13,000   Radian Group Inc.                                         623,090
--------------------------------------------------------------------------------
     33,500   Sound Federal Bancorp Inc.                                478,715
--------------------------------------------------------------------------------
                                                                      4,932,090
--------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS -- 0.6%
--------------------------------------------------------------------------------
     12,500   Applied Industrial Technologies Inc.                      465,000
--------------------------------------------------------------------------------
     30,000   MSC Industrial Direct Co.                               1,024,200
--------------------------------------------------------------------------------
                                                                      1,489,200
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $206,548,169)                                                 226,832,097
--------------------------------------------------------------------------------

                                                                      Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 2.7%

Repurchase Agreement, State Street Corp.,
(collateralized by various U.S. Treasury
obligations, 8.125%, 8/15/19, valued at
$6,328,383), in a joint trading account
at 1.75%, dated 10/29/04, due 11/1/04
(Delivery value $6,200,904)
(Cost $6,200,000)                                                  $  6,200,000
--------------------------------------------------------------------------------

TOTAL INVESTMENT
SECURITIES -- 100.4%
(Cost $212,748,169)                                                 233,032,097
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- (0.4)%                              (1,013,813)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                         $232,018,284
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

ORD = Foreign Ordinary Share

(1) Non-income producing.

See Notes to Financial Statements.

------
13

Statement of Assets and Liabilities

OCTOBER 31, 2004
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $212,748,169)            $233,032,097
----------------------------------------------------------------
Cash                                                                 1,731,983
----------------------------------------------------------------
Receivable for investments sold                                     18,195,189
----------------------------------------------------------------
Dividends and interest receivable                                      136,405
--------------------------------------------------------------------------------
                                                                   253,095,674
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                   20,783,467
----------------------------------------------------------------
Accrued management fees                                                293,923
--------------------------------------------------------------------------------
                                                                    21,077,390
--------------------------------------------------------------------------------

NET ASSETS                                                        $232,018,284
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                          $ 329,728,573
----------------------------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                                 (117,993,957)
----------------------------------------------------------------
Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                     20,283,668
--------------------------------------------------------------------------------

                                                                 $ 232,018,284
================================================================================

INVESTOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                        $219,618,489
----------------------------------------------------------------
Shares outstanding                                                  43,406,868
----------------------------------------------------------------
Net asset value per share                                                $5.06
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $12,399,795
----------------------------------------------------------------
Shares outstanding                                                   2,431,129
----------------------------------------------------------------
Net asset value per share                                                $5.10
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
14

Statement of Operations

YEAR ENDED OCTOBER 31, 2004
--------------------------------------------------------------------------------
INVESTMENT LOSS
--------------------------------------------------------------------------------
INCOME:
----------------------------------------------------------------
Dividends (net of foreign taxes withheld of $7,846)               $  2,210,960
----------------------------------------------------------------
Interest                                                                52,298
--------------------------------------------------------------------------------
                                                                     2,263,258
--------------------------------------------------------------------------------

EXPENSES:
----------------------------------------------------------------
Management fees                                                      3,620,633
----------------------------------------------------------------
Directors' fees and expenses                                             3,459
----------------------------------------------------------------
Other expenses                                                           2,055
--------------------------------------------------------------------------------
                                                                     3,626,147
--------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                 (1,362,889)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain on investment
and foreign currency transactions                                   17,531,407
----------------------------------------------------------------
Change in net unrealized appreciation
on investments and translation
of assets and liabilities in foreign currencies                    (13,543,653)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                     3,987,754
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  2,624,865
================================================================================

See Notes to Financial Statements.

------
15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2004 AND OCTOBER 31, 2003
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                     2004             2003
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment loss                              $ (1,362,889)    $ (1,366,055)
-----------------------------------------------
Net realized gain                                  17,531,407       38,753,396
-----------------------------------------------
Change in net unrealized appreciation             (13,543,653)      22,021,528
--------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                           2,624,865       59,408,869
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net decrease in net assets
from capital share transactions                   (11,788,635)     (14,387,320)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS              (9,163,770)      45,021,549

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                               241,182,054      196,160,505
--------------------------------------------------------------------------------
End of period                                    $232,018,284     $241,182,054
================================================================================

See Notes to Financial Statements.

------
16

Notes to Financial Statements

OCTOBER 31, 2004

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Veedot Fund (the fund) is one fund in a series issued by the corporation. The fund is non-diversified under the 1940
Act. The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in common stocks that management believes to have better than average prospects for appreciation. The fund uses a systematic, highly automated approach to common stock investing developed by American Century. This approach relies heavily on quantitative tools to identify attractive investment opportunities, regardless of company size, industry type or geographic location, on a disciplined, consistent basis.
The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class and the Advisor Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of the Advisor Class had not commenced as of October 31, 2004.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the investment manager, American Century Investment Management, Inc. (ACIM),
determines that the current market price of a security owned by a non-money market fund is not readily available, the investment manager may determine its fair value in accordance with procedures adopted by the Board of Directors if such fair value determination would materially impact a fund's net asset value.
Valuations may not be readily available if, for example: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New York Stock Exchange) that was likely to have changed the value of the security; a security has been declared in default; trading in a security has been halted during the trading day; or the demand for the security
(as reflected by its trading volume) is insufficient for quoted prices to be reliable.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

(continued)

------
17

Notes to Financial Statements

OCTOBER 31, 2004

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

REDEMPTION -- The fund may impose a 2.00% redemption fee on shares held less than five years. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

(continued)

------
18

Notes to Financial Statements

OCTOBER 31, 2004

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment manager's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment manager that are not in the
American Century family of funds but that have the same investment team and investment strategy.

The annual management fee schedule for each fund is as follows:

--------------------------------------------------------------------------------
                                INVESTOR       INSTITUTIONAL        ADVISOR
                                 CLASS             CLASS             CLASS
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $500 million               1.50%             1.30%             1.25%
--------------------------------------------------------------------------------
Next $500 million                1.30%             1.10%             1.05%
--------------------------------------------------------------------------------
Over $1 billion                  1.10%             0.90%             0.85%
--------------------------------------------------------------------------------

The effective annual management fee for the year ended October 31, 2004 was
1.50% and 1.30% for the Investor Class and Institutional Class, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed and accrued daily based on the Advisor Class's daily net assets, and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. No fees were incurred under the plan during the year ended October 31, 2004, as sale of the Advisor Class had not yet commenced.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the year ended October 31, 2004, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment Management,
Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co.
(JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

(continued)

------
19

Notes to Financial Statements

OCTOBER 31, 2004

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2004, were $820,363,706 and $837,524,477, respectively.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

--------------------------------------------------------------------------------
                                                  SHARES           AMOUNT
--------------------------------------------------------------------------------

INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                              200,000,000
================================================================================
Sold                                             2,323,446     $ 12,087,754
----------------------------------------------
Redeemed                                        (4,744,882)     (23,667,811)(1)
--------------------------------------------------------------------------------
Net decrease                                    (2,421,436)    $(11,580,057)
================================================================================
YEAR ENDED OCTOBER 31, 2003
SHARES AUTHORIZED                              200,000,000
================================================================================
Sold                                             2,905,735     $ 12,117,434
----------------------------------------------
Redeemed                                        (6,820,595)     (27,227,637)(2)
--------------------------------------------------------------------------------
Net decrease                                    (3,914,860)    $(15,110,203)
================================================================================

INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                               50,000,000
================================================================================
Sold                                               311,248      $ 1,665,622
----------------------------------------------
Redeemed                                          (361,238)      (1,874,200)(3)
--------------------------------------------------------------------------------
Net decrease                                       (49,990)     $  (208,578)
================================================================================
YEAR ENDED OCTOBER 31, 2003
SHARES AUTHORIZED                               50,000,000
================================================================================
Sold                                               648,297      $ 2,730,343
----------------------------------------------
Redeemed                                          (467,938)      (2,007,460)
--------------------------------------------------------------------------------
Net increase                                       180,359      $   722,883
================================================================================

ADVISOR CLASS
--------------------------------------------------------------------------------
SHARES AUTHORIZED                               50,000,000
================================================================================

(1) Net of redemption fees of $410,553.

(2) Net of redemption fees of $490,015.

(3) Net of redemption fees of $22,885.

(continued)

------
20

Notes to Financial Statements

OCTOBER 31, 2004

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended October 31, 2004.

6. RISK FACTORS

The Veedot Fund's investment process may involve high portfolio turnover and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk.

7. FEDERAL TAX INFORMATION

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions made during the years ended October 31, 2004 and October 31, 2003.

As of October 31, 2004, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments                                   $214,965,168
================================================================================
Gross tax appreciation of investments                              $21,342,808
---------------------------------------------------------------
Gross tax depreciation of investments                               (3,275,879)
--------------------------------------------------------------------------------
Net tax appreciation of investments                                $18,066,929
================================================================================
Net tax appreciation (depreciation) of derivatives
and translation of assets and
liabilities in foreign currencies                                  $    (1,125)
--------------------------------------------------------------------------------
Net tax appreciation                                               $18,065,804
================================================================================
Undistributed ordinary income                                               --
---------------------------------------------------------------
Accumulated capital losses                                       $(115,776,093)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends received.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Capital loss carryovers of $23,525,786, $59,932,855 and
$32,317,452 expire in 2008, 2009 and 2010, respectively.

------
21

Veedot - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                           INVESTOR CLASS
--------------------------------------------------------------------------------
                         2004        2003       2002        2001       2000(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period     $4.99       $3.77      $4.32       $5.92        $5.00
--------------------------------------------------------------------------------
Income From
Investment
Operations
---------------------
  Net Investment
  Loss(2)               (0.03)      (0.03)     (0.01)       --(3)       (0.06)
---------------------
  Net Realized
  and Unrealized
  Gain (Loss)            0.09        1.24      (0.55)      (1.60)        0.98
--------------------------------------------------------------------------------
  Total From
  Investment
  Operations             0.06        1.21      (0.56)      (1.60)        0.92
--------------------------------------------------------------------------------
Redemption Fees(4)       0.01        0.01       0.01         --           --
--------------------------------------------------------------------------------
Net Asset Value,
End of Period           $5.06       $4.99      $3.77       $4.32        $5.92
================================================================================
  TOTAL RETURN(5)        1.40%      32.36%    (12.73)%    (27.03)%      18.40%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets               1.50%       1.50%       1.50%       1.50%    1.50%(6)
---------------------
Ratio of Net
Investment Loss
to Average
Net Assets             (0.57)%     (0.68)%     (0.31)%     (0.09)%  (0.92)%(6)
---------------------
Portfolio
Turnover Rate             344%        415%        330%        410%        250%
---------------------
Net Assets,
End of Period
(in thousands)        $219,618    $228,724    $187,451    $231,108    $352,130
--------------------------------------------------------------------------------

(1) November 30, 1999 (inception) through October 31, 2000.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) The fund adopted the provisions of the revised AICPA Audit and Accounting
    Guide for Investment Companies which requires the disclosure of the per-share effect of redemption fees. Periods prior to November 1, 2001, have not been restated to reflect this change. Amounts computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect any applicable redemption fees. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
22

Veedot - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                         INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                         2004        2003       2002       2001        2000(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period     $5.02       $3.79      $4.33       $5.92       $6.12
--------------------------------------------------------------------------------
Income From
Investment
Operations
---------------------
  Net Investment
  Income (Loss)(2)      (0.02)      (0.02)      --(3)       0.01       (0.01)
---------------------
  Net Realized
  and Unrealized
  Gain (Loss)            0.09        1.24      (0.55)      (1.60)      (0.19)
--------------------------------------------------------------------------------
  Total From
  Investment
  Operations             0.07        1.22      (0.55)      (1.59)      (0.20)
--------------------------------------------------------------------------------
Redemption Fees(4)       0.01        0.01       0.01         --         --
--------------------------------------------------------------------------------
Net Asset Value,
End of Period           $5.10       $5.02      $3.79       $4.33       $5.92
================================================================================
  TOTAL RETURN(5)        1.59%      32.45%    (12.47)%    (26.86)%     (3.27)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets               1.30%       1.30%       1.30%       1.30%    1.30%(6)
---------------------
Ratio of Net
Investment
Income (Loss)
to Average
Net Assets             (0.37)%     (0.48)%     (0.11)%       0.11%  (0.52)%(6)
---------------------
Portfolio
Turnover Rate             344%        415%        330%        410%     250%(7)
---------------------
Net Assets,
End of Period
(in thousands)         $12,400     $12,458      $8,709      $9,659     $12,218
--------------------------------------------------------------------------------

(1) August 1, 2000 (commencement of sale) through October 31, 2000.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) The fund adopted the provisions of the revised AICPA Audit and Accounting
    Guide for Investment Companies which requires the disclosure of the per-share effect of redemption fees. Periods prior to November 1, 2001, have not been restated to reflect this change. Amounts computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect any applicable redemption fees. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the period November 30, 1999 (inception of fund) through
    October 31, 2000.

See Notes to Financial Statements.

------
23

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Veedot Fund, (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc., as of October 31, 2004, and the
related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Veedot
Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
December 15, 2004

------
24

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services Corporation (ACSC).

The other directors (more than three-fourths of the total numbers) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC. The directors serve in this capacity for six registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 13 investment companies advised by ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1940

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 23

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1945

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1935

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
and J.D. Edwards & Company
--------------------------------------------------------------------------------

(continued)

------
25

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1937

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1943

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1945

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 9

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Chief
Integration Officer, Sprint Corporation (September 2003 to present); Senior Vice
President - Financial Services, Sprint Corporation (January 2003 to September
2003); Senior Vice President, Finance - Global Markets Group, Sprint Corporation
(November 1998 to January 2003)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1961

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1924

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 45

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACSC and other ACC subsidiaries; Director, ACIM,
ACSC and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1959

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 13

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Chief Executive Officer, ACC (June 1996 to September 2000); Director,
ACC, ACIM, ACSC and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

(continued)

------
26

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1955

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); President, ACIS (July
2003 to present); Chief Operating Officer, ACC (June 1996 to September 2000);
Also serves as: Executive Vice President, ACSC and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1946

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); President, ACSC (January 1999 to present); Executive Vice President, ACC
(May 1995 to present); Also serves as: Executive Vice President and Chief
Financial Officer, ACIM, ACIS and other ACC subsidiaries; and Treasurer, ACIM
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1956

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President (April 1998
to present) and Assistant Treasurer, ACSC (September 1985 to present)
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1958

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and General
Counsel, ACIM, ACIS, ACSC and other ACC subsidiaries (June 1998 to present);
Vice President and General Counsel, ACC (June 1998 to present)
--------------------------------------------------------------------------------
DAVID H. REINMILLER, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1963

POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer

LENGTH OF TIME SERVED (YEARS): 3 and less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACSC and
ACIM (March 2001 to present); Vice President, ACSC (March 2000 to present); Vice
President, ACIM (March 2002 to present); Vice President, ACIS (March 2003 to present); Assistant General Counsel, ACSC (December 1996 to January 2001);
Associate General Counsel, ACSC (July 2001 to present)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1966

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1967

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Director, American Century Employee
Benefit Services, Inc. (February 2000 to December 2003); Treasurer, American
Century Employee Benefit Services, Inc. (December 2000 to December 2003);
Treasurer, American Century Ventures, Inc. (December 1999 to April 2001)
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-2021.

------
27

Share Class Information

Three classes of shares are authorized for sale by the fund: Investor Class,
Institutional Class, and Advisor Class. The total expense ratio for
Institutional Class shares is lower than that of Investor Class shares. The total expense ratio for Advisor Class shares is higher than that of Investor
Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through a broker-dealer, which may require payment of a transaction fee to the broker.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of
Institutional Class shares is 0.20% less than the total expense ratio of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
28

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment manager, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the manager uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment manager voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at americancentury.com and, upon request, by calling
1-800-345-2021.

------
29

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

The DOW JONES WILSHIRE 5000 TOTAL MARKET INDEX measures the performance of all
U.S. headquartered equity securities with readily available price data.

The NASDAQ COMPOSITE INDEX is a market value-weighted index of all domestic and international common stocks listed on the Nasdaq stock market.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
30

Notes

------
31

Notes

------
32

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
                                                                 COMPANIES

The American Century Investments logo, American Century
and American Century Investments are service marks
of American Century Services Corporation.

0412                              American Century Investment Services, Inc.
SH-ANN-40959S                     (c)2004 American Century Services Corporation

[front cover]

OCTOBER 31, 2004

American Century Investments
Annual Report

[photo of market line chart]
[photo of starfish]
[photo of bridge]

Capital Value Fund

[american century logo and text logo]

Our Message to You.......................................................   1

CAPITAL VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

JAMES E. STOWERS III WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the annual report for the Capital Value fund for the year ended October 31, 2004.

The report includes comparative performance figures, portfolio and market commentary, summary tables, a full list of portfolio holdings, and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Through our Web site, americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Your next shareholder report for this fund will be the semiannual report dated
April 30, 2005, available in approximately six months.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CHAIRMAN

/s/James E. Stowers III
James E. Stowers III
CO-CHAIRMAN OF THE BOARD

------
1

Capital Value - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2004
                                                  ----------------------
                                                  AVERAGE ANNUAL RETURNS
----------------------------------------------------------------------------------------
                                                                  SINCE      INCEPTION
                                         1 YEAR     5 YEARS     INCEPTION      DATE
----------------------------------------------------------------------------------------
INVESTOR CLASS                           13.94%      6.25%        6.25%       3/31/99
  Return After-Tax
  on Distributions(1)                    13.77%      5.81%        5.85%
  Return After-Tax on
  Distributions and Sale of Shares(1)     9.26%      5.11%        5.15%
----------------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX                 15.45%      3.49%        4.23%          --
----------------------------------------------------------------------------------------
Institutional Class                      14.15%         --        5.68%        3/1/02
  Return After-Tax on Distributions(1)   13.94%         --        5.37%
  Return After-Tax on
  Distributions and Sale of Shares(1)     9.44%         --        4.68%
----------------------------------------------------------------------------------------
Advisor Class                            13.60%         --       18.58%        5/14/03
  Return After-Tax on
  Distributions(1)                       13.45%         --       18.38%
  Return After-Tax on
  Distributions and Sale of Shares(1)     9.01%         --       15.79%
----------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Data assumes reinvestment of dividends and capital gains. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                   (continued)

------
2

Capital Value - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made March 31, 1999

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended October 31
--------------------------------------------------------------------------------------------
                             1999*      2000      2001       2002       2003       2004
--------------------------------------------------------------------------------------------
Investor Class               3.60%      7.23%    -0.47%     -8.49%     21.67%     13.94%
--------------------------------------------------------------------------------------------
Russell 1000 Value Index     6.15%      5.52%   -11.86%    -10.02%     22.87%     15.45%
--------------------------------------------------------------------------------------------

* From 3/31/99, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical

                                                                   (continued)

------
4

Shareholder Fee Example (Unaudited)

example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                           EXPENSES PAID
                          BEGINNING          ENDING        DURING PERIOD*    ANNUALIZED
                        ACCOUNT VALUE     ACCOUNT VALUE       5/1/04 -        EXPENSE
                           5/1/04           10/31/01          10/31/04         RATIO*
CAPITAL VALUE SHAREHOLDER FEE EXAMPLE
----------------------------------------------------------------------------------------
ACTUAL
----------------------------------------------------------------------------------------
 Investor Class            $1,000          $1,045.90          $5.66             1.10%
----------------------------------------------------------------------------------------
 Institutional Class       $1,000          $1,045.80          $4.63             0.90%
----------------------------------------------------------------------------------------
 Advisor Class             $1,000          $1,044.30          $6.94             1.35%
----------------------------------------------------------------------------------------
HYPOTHETICAL
----------------------------------------------------------------------------------------
 Investor Class            $1,000          $1,019.61          $5.58             1.10%
----------------------------------------------------------------------------------------
 Institutional Class       $1,000          $1,020.61          $4.57             0.90%
----------------------------------------------------------------------------------------
 Advisor Class             $1,000          $1,018.35          $6.85             1.35%
----------------------------------------------------------------------------------------

*Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
5

Capital Value - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGERS ON THE CAPITAL VALUE INVESTMENT TEAM: BRENDAN HEALY, CHUCK
RITTER, AND MARK MALLON.

For the twelve months ended October 31, 2004, Capital Value gained 13.94%*, underperforming the 15.45% return posted by its benchmark, the Russell 1000
Value Index. For the same time period, the S&P 500, considered representative of the broader market, gained 9.42%.

Capital Value's long-term performance against its benchmark has been strong.
Since the portfolio's March 31, 1999, inception, it has posted an average annualized return of 6.25%, outperforming both the 4.23% return posted by the
Russell 1000 Value Index and the 0.84% decline of the S&P 500.

EQUITIES BOOK RESPECTABLE GAINS

The major U.S. stock indices posted respectable gains in the fiscal year ended
October 31, 2004. Stocks rose in the first three months to levels not seen since the third quarter of 2001 and the first half of 2002. They were boosted by corporate earnings that reached 10-year highs in the fourth quarter of 2003 as the government reported strong economic growth and low inflation. Those early gains eroded, however, as oil prices jumped 78%, interest rates climbed, and the real rate of economic growth slipped from 7.4% in the third quarter of 2003 to
3.3% and 3.9% in the second and third quarters of 2004. In that environment, value stocks were the stronger performers, and Capital Value received positive absolute contributions from each of the ten sectors in which it was invested.

ENERGY: THE STRONGEST FINISH

The energy sector was the biggest contributor to performance during the year.
While global demand increased, continued conflict in Iraq alongside political turbulence in Nigeria, Africa's top oil exporter, generated anxiety about tightening oil supply. These factors were powerful catalysts that sent oil prices to record highs and underpinned gains for major oil and gas companies.
All of our holdings advanced, and Exxon Mobil was the portfolio's top-contributing stock.

TOP TEN HOLDINGS
AS OF OCTOBER 31, 2004

--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/04               4/30/04
--------------------------------------------------------------------------------
Citigroup Inc.                            4.5%                  4.4%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                         4.1%                  3.9%
--------------------------------------------------------------------------------
Freddie Mac                               3.8%                  3.8%
--------------------------------------------------------------------------------
Bank of America Corp.                     3.2%                  3.1%
--------------------------------------------------------------------------------
Royal Dutch Petroleum
Co. New York Shares                       2.7%                  2.6%
--------------------------------------------------------------------------------
Standard and Poor's 500
Depositary Receipt                        2.1%                  3.4%
--------------------------------------------------------------------------------
Wells Fargo & Co.                         2.1%                  2.1%
--------------------------------------------------------------------------------
Hewlett-Packard Co.                       1.9%                  1.7%
--------------------------------------------------------------------------------
ChevronTexaco Corp.                       1.8%                  1.4%
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                   1.7%                    --
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.
(continued)

------
6

Capital Value - Portfolio Commentary

FINANCIALS PROVIDE LIFT

Financials, on average our largest single sector, provided considerable lift.
Much of this position was devoted to commercial banks, which produced a number of contributors, including Bank of America. Thrifts and mortgage finance firms, led by Freddie Mac, also bolstered results. Late in the period, several insurance companies came under regulatory and legal scrutiny, which pressured the industry. Marsh & McLennan declined sharply in the ensuing sell off and ranked among the portfolio's top-detracting stocks. Nevertheless, all of our other insurance holdings contributed to performance.

INDUSTRIALS: ANOTHER BRIGHT SPOT

The industrials sector was another bright spot, and industrial conglomerates were the strongest performers. Our two investments there, Tyco International and
General Electric, both were contributors. Among aerospace and defense companies, increased activity in its defense systems business contributed to top- and bottom-line growth for Boeing Co. Honeywell International and Raytheon Co. also were standouts. During the period, Raytheon settled class-action litigation and announced strong sales of its defense systems. We sold Honeywell and Raytheon when they no longer met our valuation criteria.

MINOR SETBACKS

Despite positive contributions overall from each of our sector positions, there were individual setbacks along the way, and some of our investments retreated in this otherwise upbeat environment. Hewlett-Packard, the world's largest consumer
Information Technology company, was one that fell short after they announced third-quarter earnings that missed expectations.

OUR COMMITMENT

We remain committed to our investment discipline of searching for larger, fundamentally sound businesses that, because of transitory issues, are selling at prices we believe are below fair market value.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                        NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/04               4/30/04
--------------------------------------------------------------------------------
Commercial Banks                         11.1%                 12.2%
--------------------------------------------------------------------------------
Oil & Gas                                10.0%                 10.1%
--------------------------------------------------------------------------------
Diversified Financial
Services                                  6.2%                  4.4%
--------------------------------------------------------------------------------
Insurance                                 5.8%                  6.2%
--------------------------------------------------------------------------------
Thrifts & Mortgage
Finance                                   5.7%                  5.8%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        10/31/04               4/30/04
--------------------------------------------------------------------------------
Common Stocks                            95.5%                 95.7%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               4.9%                  4.8%
--------------------------------------------------------------------------------
TOTAL INVESTMENT
SECURITIES                              100.4%                100.5%
--------------------------------------------------------------------------------
Other Assets and
Liabilities                             (0.4)%                (0.5)%
--------------------------------------------------------------------------------

------
7

Capital Value - Schedule of Investments

OCTOBER 31, 2004

Shares                                                              Value
-----------------------------------------------------------------------------

COMMON STOCKS - 95.5%

AEROSPACE & DEFENSE - 0.7%
-----------------------------------------------------------------------------
    39,100    Boeing Co.                                      $   1,951,090
-----------------------------------------------------------------------------
AUTO COMPONENTS - 0.6%
-----------------------------------------------------------------------------
    31,500    Lear Corporation                                    1,698,480
-----------------------------------------------------------------------------
AUTOMOBILES - 1.1%
-----------------------------------------------------------------------------
    35,800    General Motors Corp.                                1,380,090
-----------------------------------------------------------------------------
    22,300    Toyota Motor Corp. ADR                              1,730,257
-----------------------------------------------------------------------------
                                                                  3,110,347
-----------------------------------------------------------------------------
BEVERAGES - 1.8%
-----------------------------------------------------------------------------
    21,100    Adolph Coors Company Cl B                           1,407,370
-----------------------------------------------------------------------------
    42,000    Coca-Cola Company (The)                             1,707,720
-----------------------------------------------------------------------------
    68,200    Pepsi Bottling Group Inc.                           1,912,328
-----------------------------------------------------------------------------
                                                                  5,027,418
-----------------------------------------------------------------------------

CAPITAL MARKETS - 2.8%
-----------------------------------------------------------------------------
    75,100    Merrill Lynch & Co., Inc.                           4,050,894
-----------------------------------------------------------------------------
    75,900    Morgan Stanley                                      3,877,731
-----------------------------------------------------------------------------
                                                                  7,928,625
------------------------------------------------------------------------------
CHEMICALS - 1.2%
-----------------------------------------------------------------------------
    53,900    PPG Industries, Inc.                                3,436,125
-----------------------------------------------------------------------------
COMMERCIAL BANKS - 11.1%
-----------------------------------------------------------------------------
   207,500    Bank of America Corp.                               9,293,925
-----------------------------------------------------------------------------
    68,800    KeyCorp                                             2,310,992
-----------------------------------------------------------------------------
    84,300    National City Corp.                                 3,285,171
-----------------------------------------------------------------------------
    59,600    PNC Financial Services Group                        3,117,080
-----------------------------------------------------------------------------
   137,000    U.S. Bancorp                                        3,919,570
-----------------------------------------------------------------------------
    82,800    Wachovia Corp.                                      4,074,588
-----------------------------------------------------------------------------
   101,000    Wells Fargo & Co.                                   6,031,720
-----------------------------------------------------------------------------
                                                                 32,033,046
------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 1.3%
-----------------------------------------------------------------------------
    59,200    R.R. Donnelley & Sons Company                       1,861,840
-----------------------------------------------------------------------------
    70,300    Waste Management, Inc.                              2,002,144
-----------------------------------------------------------------------------
                                                                  3,863,984
-----------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 2.7%
-----------------------------------------------------------------------------
   287,000    Hewlett-Packard Co.                                 5,355,420
-----------------------------------------------------------------------------
    27,600    International Business
              Machines Corp.                                      2,477,100
-----------------------------------------------------------------------------
                                                                  7,832,520
-----------------------------------------------------------------------------
DIVERSIFIED - 2.1%
-----------------------------------------------------------------------------
    54,000    Standard and Poor's 500
              Depositary Receipt                                  6,123,060
-----------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 6.2%
-----------------------------------------------------------------------------
   292,400    Citigroup Inc.                                     12,973,788
-----------------------------------------------------------------------------
   122,900    J.P. Morgan Chase & Co.                             4,743,940
-----------------------------------------------------------------------------
                                                                 17,717,728
-----------------------------------------------------------------------------

Shares                                                               Value
-----------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 5.2%
-----------------------------------------------------------------------------
    43,700    ALLTEL Corp.                                    $   2,400,441
-----------------------------------------------------------------------------
    58,500    AT&T Corp.                                          1,000,935
-----------------------------------------------------------------------------
   111,300    BellSouth Corp.                                     2,968,371
-----------------------------------------------------------------------------
   152,900    SBC Communications Inc.                             3,862,254
-----------------------------------------------------------------------------
   130,200    Sprint Corp.                                        2,727,690
-----------------------------------------------------------------------------
    50,300    Verizon Communications                              1,966,730
-----------------------------------------------------------------------------
                                                                 14,926,421
-----------------------------------------------------------------------------
ELECTRIC UTILITIES - 2.6%
-----------------------------------------------------------------------------
   105,800    Exelon Corporation                                  4,191,796
-----------------------------------------------------------------------------
    62,100    PPL Corporation                                     3,229,200
-----------------------------------------------------------------------------
                                                                  7,420,996
-----------------------------------------------------------------------------
FOOD & STAPLES RETAILING - 1.3%
-----------------------------------------------------------------------------
    44,000    CVS Corp.                                           1,912,240
-----------------------------------------------------------------------------
   128,100    Kroger Co. (The)(1)                                 1,935,591
-----------------------------------------------------------------------------
                                                                  3,847,831
-----------------------------------------------------------------------------
FOOD PRODUCTS - 2.3%
-----------------------------------------------------------------------------
    66,200    H.J. Heinz Company                                  2,406,370
-----------------------------------------------------------------------------
    84,500    Sara Lee Corp.                                      1,967,160
-----------------------------------------------------------------------------
    39,300    Unilever N.V. New York Shares                       2,290,797
-----------------------------------------------------------------------------
                                                                  6,664,327
-----------------------------------------------------------------------------
GAS UTILITIES - 0.6%
-----------------------------------------------------------------------------
    80,000    NiSource Inc.                                       1,716,000
-----------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.9%
-----------------------------------------------------------------------------
    80,600    Baxter International, Inc.                          2,479,256
-----------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 2.0%
-----------------------------------------------------------------------------
    34,900    AmerisourceBergen Corp.                             1,920,896
-----------------------------------------------------------------------------
    27,700    CIGNA Corp.                                         1,757,842
-----------------------------------------------------------------------------
    52,400    HCA Inc.                                            1,924,652
-----------------------------------------------------------------------------
                                                                  5,603,390
-----------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 2.1%
-----------------------------------------------------------------------------
    31,700    Harrah's Entertainment, Inc.                        1,855,084
-----------------------------------------------------------------------------
   141,200    McDonald's Corporation                              4,115,980
-----------------------------------------------------------------------------
                                                                  5,971,064
-----------------------------------------------------------------------------
HOUSEHOLD DURABLES - 2.0%
-----------------------------------------------------------------------------
    17,000    Black & Decker Corporation                          1,364,760
-----------------------------------------------------------------------------
    96,300    Newell Rubbermaid Inc.                              2,076,228
-----------------------------------------------------------------------------
    26,700    Snap-on Incorporated                                  784,446
-----------------------------------------------------------------------------
    24,100    Whirlpool Corp.                                     1,415,875
-----------------------------------------------------------------------------
                                                                  5,641,309
-----------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 2.1%
-----------------------------------------------------------------------------
    97,500   General Electric Co.                                 3,326,700
-----------------------------------------------------------------------------
    84,700   Tyco International Ltd.                              2,638,405
-----------------------------------------------------------------------------
                                                                  5,965,105
-----------------------------------------------------------------------------

See Notes to Financial Statements.                                (continued)

------
8

Capital Value - Schedule of Investments

OCTOBER 31, 2004

Shares                                                              Value
-----------------------------------------------------------------------------
INSURANCE - 5.8%
-----------------------------------------------------------------------------
    79,200    Allstate Corp.                                  $   3,808,728
-----------------------------------------------------------------------------
    47,100    American International
              Group, Inc.                                         2,859,441
----------------------------------------------------------------------------
    51,800    Hartford Financial
              Services Group Inc. (The)                           3,029,264
-----------------------------------------------------------------------------
    52,400    Loews Corp.                                         3,138,760
-----------------------------------------------------------------------------
    50,500    Marsh & McLennan
              Companies Inc.                                      1,396,830
-----------------------------------------------------------------------------
    42,000    Torchmark Corp.                                     2,268,840
-----------------------------------------------------------------------------
                                                                 16,501,863
-----------------------------------------------------------------------------
IT SERVICES - 2.1%
-----------------------------------------------------------------------------
    52,600    Computer Sciences Corp.(1)                          2,612,642
-----------------------------------------------------------------------------
    83,600    Electronic Data Systems Corp.                       1,778,172
-----------------------------------------------------------------------------
    51,300    Fiserv, Inc.(1)                                     1,823,202
-----------------------------------------------------------------------------
                                                                  6,214,016
-----------------------------------------------------------------------------
MACHINERY - 2.3%
-----------------------------------------------------------------------------
    47,400    Dover Corp.                                         1,861,398
-----------------------------------------------------------------------------
    38,200    Ingersoll-Rand Company                              2,614,408
-----------------------------------------------------------------------------

    31,000    Parker-Hannifin Corp.                               2,189,530
-----------------------------------------------------------------------------
                                                                  6,665,336
-----------------------------------------------------------------------------
MEDIA - 2.4%
-----------------------------------------------------------------------------
    35,500    Gannett Co., Inc.                                   2,944,725
-----------------------------------------------------------------------------
   240,800    Time Warner Inc.(1)                                 4,006,912
-----------------------------------------------------------------------------
                                                                  6,951,637
-----------------------------------------------------------------------------
METALS & MINING - 1.4%
-----------------------------------------------------------------------------
    75,300    Alcoa Inc.                                          2,447,250
-----------------------------------------------------------------------------
    40,200    Nucor Corp.                                         1,697,646
-----------------------------------------------------------------------------
                                                                  4,144,896
-----------------------------------------------------------------------------
MULTILINE RETAIL - 1.6%
-----------------------------------------------------------------------------
   122,200    May Department
              Stores Co. (The)                                    3,184,532
-----------------------------------------------------------------------------
    42,900    Sears, Roebuck & Co.                                1,501,500
-----------------------------------------------------------------------------
                                                                  4,686,032
-----------------------------------------------------------------------------
OIL & GAS - 10.0%
-----------------------------------------------------------------------------
    96,200    ChevronTexaco Corp.                                 5,104,372
-----------------------------------------------------------------------------
    51,700    ConocoPhillips                                      4,358,827
-----------------------------------------------------------------------------
   238,400    Exxon Mobil Corp.                                  11,734,048
-----------------------------------------------------------------------------
   140,500    Royal Dutch Petroleum Co.
              New York Shares                                     7,620,720
-----------------------------------------------------------------------------
                                                                 28,817,967
-----------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 1.2%
-----------------------------------------------------------------------------
    57,100    Weyerhaeuser Co.                                    3,576,744
-----------------------------------------------------------------------------
PHARMACEUTICALS - 3.5%
-----------------------------------------------------------------------------
    79,800    Abbott Laboratories                                 3,401,874
-----------------------------------------------------------------------------
   108,600    Bristol-Myers Squibb Co.                            2,544,498
-----------------------------------------------------------------------------
    57,800    Johnson & Johnson                                   3,374,364
-----------------------------------------------------------------------------
    23,300    Merck & Co., Inc.                                     729,523
-----------------------------------------------------------------------------
                                                                 10,050,259
-----------------------------------------------------------------------------

Shares                                                               Value
-----------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT - 0.6%
-----------------------------------------------------------------------------
    75,500    Intel Corp.                                     $   1,680,630
-----------------------------------------------------------------------------
SOFTWARE - 1.5%
-----------------------------------------------------------------------------
   151,000    Microsoft Corporation                               4,226,490
-----------------------------------------------------------------------------
SPECIALTY RETAIL - 0.8%
-----------------------------------------------------------------------------
    74,000    Blockbuster Inc. Cl B(1)                              479,520
-----------------------------------------------------------------------------
    68,300    Limited Brands                                      1,692,474
-----------------------------------------------------------------------------
                                                                  2,171,994
-----------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS - 1.8%
-----------------------------------------------------------------------------
    47,100    Liz Claiborne, Inc.                                 1,925,448
-----------------------------------------------------------------------------
    38,300    Reebok International Ltd.                           1,417,100
-----------------------------------------------------------------------------
    34,700    VF Corp.                                            1,867,901
-----------------------------------------------------------------------------
                                                                  5,210,449
-----------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE - 5.7%
-----------------------------------------------------------------------------
   162,700    Freddie Mac                                        10,835,820
-----------------------------------------------------------------------------
    25,600    MGIC Investment Corp.                               1,646,336
-----------------------------------------------------------------------------
    97,200    Washington Mutual, Inc.                             3,762,612
-----------------------------------------------------------------------------
                                                                 16,244,768
------------------------------------------------------------------------------
TOBACCO - 1.4%
-----------------------------------------------------------------------------
    81,100    Altria Group Inc.                                   3,930,106
-----------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.7%
-----------------------------------------------------------------------------
    76,600    Vodafone Group plc ADR                              1,975,514
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $245,500,099)                                             274,006,823
-----------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS - 4.9%

Repurchase Agreement, Deutsche
Bank Securities, Inc., (collateralized
by various U.S. Treasury obligations,
2.00% - 6.50%, 5/15/06 - 10/15/06, valued
at $14,343,798), in a joint trading account
at 1.74%, dated 10/29/04, due
11/1/04 (Delivery value $14,002,030)
(Cost $14,000,000)                                               14,000,000
-----------------------------------------------------------------------------
TOTAL INVESTMENT  SECURITIES - 100.4%
(Cost $259,500,099)                                             288,006,823
-----------------------------------------------------------------------------
OTHER ASSETS AND
LIABILITIES - (0.4)%                                            (1,030,288)
-----------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                      $286,976,535
=============================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

See Notes to Financial Statements.

------
9

Statement of Assets and Liabilities

OCTOBER 31, 2004

ASSETS

Investment securities, at value (cost of $259,500,099)             $288,006,823
----------------------------------------------------------------
Cash                                                                  1,088,975
----------------------------------------------------------------
Receivable for capital shares sold                                      789,436
----------------------------------------------------------------
Dividends and interest receivable                                       500,152
--------------------------------------------------------------------------------
                                                                    290,385,386
--------------------------------------------------------------------------------

LIABILITIES
Payable for investments purchased                                     3,160,934
----------------------------------------------------------------
Accrued management fees                                                 244,795
----------------------------------------------------------------
Distribution fees payable                                                 1,561
----------------------------------------------------------------
Service fees payable                                                      1,561
--------------------------------------------------------------------------------
                                                                      3,408,851
--------------------------------------------------------------------------------

NET ASSETS                                                         $286,976,535
================================================================================

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                            $258,099,824
----------------------------------------------------------------
Undistributed net investment income                                   2,252,611
----------------------------------------------------------------
Accumulated net realized loss on investment transactions            (1,882,624)
----------------------------------------------------------------
Net unrealized appreciation on investments                           28,506,724
--------------------------------------------------------------------------------
                                                                   $286,976,535
================================================================================

INVESTOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $255,504,268
----------------------------------------------------------------
Shares outstanding                                                   38,645,675
----------------------------------------------------------------
Net asset value per share                                                 $6.61
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                          $23,449,008
----------------------------------------------------------------
Shares outstanding                                                    3,541,796
----------------------------------------------------------------
Net asset value per share                                                 $6.62
--------------------------------------------------------------------------------
ADVISOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                           $8,023,259
----------------------------------------------------------------
Shares outstanding                                                    1,216,197
----------------------------------------------------------------
Net asset value per share                                                 $6.60
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
10

Statement of Operations

YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME

INCOME:
----------------------------------------------------------------
Dividends                                                          $  4,444,690
----------------------------------------------------------------
Interest                                                                106,460
--------------------------------------------------------------------------------
                                                                      4,551,150
--------------------------------------------------------------------------------

EXPENSES:
----------------------------------------------------------------
Management fees                                                       1,927,559
----------------------------------------------------------------
Distribution fees - Advisor Class                                         9,275
----------------------------------------------------------------
Service fees - Advisor Class                                              9,275
----------------------------------------------------------------
Directors' fees and expenses                                              2,593
----------------------------------------------------------------
Other expenses                                                              879
--------------------------------------------------------------------------------
                                                                      1,949,581
--------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                 2,601,569
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
Net realized gain on investment transactions                          1,571,934
----------------------------------------------------------------
Change in net unrealized appreciation on investments                 15,422,276
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                     16,994,210
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $19,595,779
================================================================================

See Notes to Financial Statements.

------
11

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2004 AND OCTOBER 31, 2003
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS                               2004             2003
OPERATIONS
Net investment income                            $   2,601,569    $ 1,173,333
---------------------------------------------
Net realized gain (loss)                             1,571,934      (879,865)
---------------------------------------------
Change in net unrealized appreciation               15,422,276     15,606,843
--------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                           19,595,779     15,900,311
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
---------------------------------------------
  Investor Class                                  (1,108,582)       (722,398)
---------------------------------------------
  Institutional Class                               (149,309)        (55,069)
---------------------------------------------
  Advisor Class                                       (4,126)             --
--------------------------------------------------------------------------------
Decrease in net assets from distributions         (1,262,017)       (777,467)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Net increase in net assets from capital
share transactions                                165,237,330      34,078,256
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                        183,571,092      49,201,100
NET ASSETS
Beginning of period                               103,405,443      54,204,343
--------------------------------------------------------------------------------
End of period                                    $286,976,535    $103,405,443
================================================================================
Undistributed net investment income                $2,252,611        $923,819
================================================================================

See Notes to Financial Statements.

------
12

Notes to Financial Statements

OCTOBER 31, 2004

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Capital Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is to seek long-term capital growth.
The fund pursues this objective by investing primarily in common stocks of medium to large companies that management believes to be undervalued at the time of purchase. The fund also seeks to minimize the impact of federal taxes on shareholder returns by attempting to minimize taxable distributions to shareholders. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class and the Advisor Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of the Advisor Class commenced on May 14, 2003.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the investment manager, American Century Investment Management, Inc. (ACIM),
determines that the current market price of a security owned by a non-money market fund is not readily available, the investment manager may determine its fair value in accordance with procedures adopted by the Board of Directors if such fair value determination would materially impact a fund's net asset value.
Valuations may not be readily available if, for example: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New York Stock Exchange) that was likely to have changed the value of the security; a security has been declared in default; trading in a security has been halted during the trading day; or the demand for the security
(as reflected by its trading volume) is insufficient for quoted prices to be reliable.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

(continued)

------
13

Notes to Financial Statements

OCTOBER 31, 2004

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment manager's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment manager that are not in the
American Century family of funds, but that have the same investment team and investment strategy.

The annual management fee schedule for each class is as follows:

--------------------------------------------------------------------------------
                           INVESTOR         INSTITUTIONAL         ADVISOR
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $500 million          1.10%               0.90%              0.85%
--------------------------------------------------------------------------------
Next $500 million           1.00%               0.80%              0.75%
--------------------------------------------------------------------------------
Over $1 billion             0.90%               0.70%              0.65%
--------------------------------------------------------------------------------

The effective annual management fee for the year ended October 31, 2004 was
1.10%, 0.90%, and 0.85%, for the Investor Class, Institutional Class and Advisor
Class, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed and accrued daily based on the Advisor Class's daily net assets, and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the year ended October 31, 2004, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the year ended October 31, 2004, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment Management,
Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co.
(JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2004, were $183,126,765 and $25,359,142, respectively.

(continued)

------
14

Notes to Financial Statements

OCTOBER 31, 2004

 4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                                      SHARES         AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                                   150,000,000
================================================================================
Sold                                                 26,313,159   $168,670,638
------------------------------------------------
Issued in reinvestment of distributions                 176,012      1,077,190
------------------------------------------------
Redeemed                                            (3,525,710)   (22,477,617)
--------------------------------------------------------------------------------
Net increase                                         22,963,461   $147,270,211
================================================================================
YEAR ENDED OCTOBER 31, 2003
SHARES AUTHORIZED                                   150,000,000
================================================================================
Sold                                                  7,059,686    $36,556,988
------------------------------------------------
Issued in reinvestment of distributions                 122,823        606,746
------------------------------------------------
Redeemed                                            (1,839,155)     (9,565,446)
--------------------------------------------------------------------------------
Net increase                                          5,343,354     $27,598,288
================================================================================
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                                    15,000,000
================================================================================
Sold                                                  1,955,252     $12,475,027
------------------------------------------------
Issued in reinvestment of distributions                  24,242         148,362
------------------------------------------------
Redeemed                                              (352,410)     (2,239,342)
--------------------------------------------------------------------------------
Net increase                                          1,627,084     $10,384,047
================================================================================
YEAR ENDED OCTOBER 31, 2003
SHARES AUTHORIZED                                    15,000,000
================================================================================
Sold                                                  1,478,545      $8,030,416
------------------------------------------------
Issued in reinvestment of distributions                  10,959          54,137
------------------------------------------------
Redeemed                                              (348,587)     (1,796,602)
--------------------------------------------------------------------------------
Net increase                                          1,140,917      $6,287,951
================================================================================
ADVISOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2004
SHARES AUTHORIZED                                    50,000,000
================================================================================
Sold                                                  1,354,281      $8,693,206
------------------------------------------------
Issued in reinvestment of distributions                     674           4,126
------------------------------------------------
Redeemed                                              (173,090)     (1,114,260)
--------------------------------------------------------------------------------
Net increase                                          1,181,865      $7,583,072
================================================================================
PERIOD ENDED OCTOBER 31, 2003(1)
SHARES AUTHORIZED                                    50,000,000
================================================================================
Sold                                                     34,332        $192,017
================================================================================

(1) May 14, 2003 (commencement of sale) through October 31, 2003.

(continued)

------
15

Notes to Financial Statements

OCTOBER 31, 2004

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended October 31, 2004.

6. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31, 2004 and October 31, 2003 were as follows:

------------------------------------------------------------------------
                                        2004               2003
------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
------------------------------------------------------------------------
Ordinary income                       $1,262,017         $777,467
------------------------------------------------------------------------
Long-term capital gains                      --                --
------------------------------------------------------------------------

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2004, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                   $260,327,868
================================================================================
Gross tax appreciation of investments                              $30,074,527
-----------------------------------------------------------------
Gross tax depreciation of investments                              (2,395,572)
--------------------------------------------------------------------------------
Net tax appreciation of investments                                $27,678,955
================================================================================
Undistributed ordinary income                                     $  2,252,611
-----------------------------------------------------------------
Accumulated capital losses                                        $(1,054,855)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Capital loss carryovers of $520,483 and $534,372 expire in
2009 and 2011, respectively.

7. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates $1,262,017 of qualified dividend income for the fiscal year ended October 31, 2004.

For corporate taxpayers, 100.00% of the ordinary income distributions paid during the fiscal year ended October 31, 2004, qualify for the corporate dividends received deduction.

------
16

Capital Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
---------------------------------------------------------------------------------------------
                                                         INVESTOR CLASS
---------------------------------------------------------------------------------------------
                                         2004       2003       2002        2001      2000
PER-SHARE DATA
Net Asset Value, Beginning of Period    $5.86      $4.88      $5.39       $5.50      $5.18
---------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income                  0.09(1)    0.08(1)    0.07(1)     0.06       0.08
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)                 0.72       0.97      (0.52)      (0.09)      0.29
---------------------------------------------------------------------------------------------
  Total From Investment Operations       0.81       1.05      (0.45)      (0.03)      0.37
---------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income            (0.06)     (0.07)     (0.06)      (0.08)     (0.05)
---------------------------------------------------------------------------------------------
  Net Asset Value, End of Period        $6.61      $5.86      $4.88       $5.39      $5.50
=============================================================================================
  TOTAL RETURN(2)                       13.94%     21.67%     (8.49)%     (0.47)%     7.23%
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets                    1.10%      1.10%       1.10%       1.10%     1.10%
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                    1.44%      1.54%       1.32%       1.18%     1.56%
-----------------------------------
Portfolio Turnover Rate                    15%        22%         42%         56%       73%
-----------------------------------
Net Assets, End of Period
(in thousands)                        $255,504    $91,960    $50,425     $47,542    $39,135
---------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
17

Capital Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
--------------------------------------------------------------------------------------
                                                   INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------
                                           2004           2003          2002(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period      $5.87          $4.88           $5.87
--------------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------
  Net Investment Income(2)                 0.10           0.09            0.06
--------------------------------------------------------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                   0.72           0.97           (1.05)
--------------------------------------------------------------------------------------
  Total From Investment Operations         0.82           1.06           (0.99)
--------------------------------------------------------------------------------------
Distributions
---------------------------------------
  From Net Investment Income              (0.07)         (0.07)            --
--------------------------------------------------------------------------------------
Net Asset Value, End of Period            $6.62          $5.87           $4.88
======================================================================================
  TOTAL RETURN(3)                         14.15%         22.07%         (16.87)%
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets                      0.90%          0.90%           0.90%(4)
---------------------------------------
Ratio of Net Investment Income
to Average Net Assets                      1.64%          1.74%           1.56%(4)
---------------------------------------
Portfolio Turnover Rate                      15%            22%             42%(5)
---------------------------------------
Net Assets, End of Period
(in thousands)                           $23,449        $11,244          $3,779
--------------------------------------------------------------------------------------

(1) March 1, 2002 (commencement of sale) through October 31, 2002.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2002.

See Notes to Financial Statements.

------
18

Capital Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
--------------------------------------------------------------------------------
                                                             ADVISOR CLASS
--------------------------------------------------------------------------------
                                                           2004       2003(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period                       $5.86      $5.19
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------
  Net Investment Income(2)                                  0.08       0.03
-----------------------------------------------
  Net Realized and Unrealized Gain                          0.71       0.64
--------------------------------------------------------------------------------
  Total From Investment Operations                          0.79       0.67
--------------------------------------------------------------------------------
Distributions
-----------------------------------------------
  From Net Investment Income                               (0.05)        --
--------------------------------------------------------------------------------
  Net Asset Value, End of Period                           $6.60      $5.86
================================================================================
  TOTAL RETURN(3)                                          13.60%     12.91%
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets                                       1.35%      1.35%(4)
-----------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                                       1.19%      1.03%(4)
-----------------------------------------------
Portfolio Turnover Rate                                       15%        22%(5)
-----------------------------------------------
Net Assets, End of Period (in thousands)                   $8,023        $201
--------------------------------------------------------------------------------

(1) May 14, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
19

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Value Fund, (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc., as of October 31, 2004,
and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a preasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Capital Value Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
December 15, 2004

------
20

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services Corporation (ACSC).

The other directors (more than three-fourths of the total numbers) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC. The directors serve in this capacity for six registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 13 investment companies advised by ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 23
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
and J.D. Edwards & Company
--------------------------------------------------------------------------------

(continued)

------
21

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 8
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 3
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 9
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Chief
Integration Officer, Sprint Corporation (September 2003 to present); Senior Vice
President - Financial Services, Sprint Corporation (January 2003 to September
2003); Senior Vice President, Finance - Global Markets Group, Sprint Corporation
(November 1998 to January 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 2
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.,(1) 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 45
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACSC and other ACC subsidiaries; Director, ACIM,
ACSC and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III,(1) 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 13
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Chief Executive Officer, ACC (June 1996 to September 2000); Director,
ACC, ACIM, ACSC and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 41
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

(continued)

------
22

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
LENGTH OF TIME SERVED (YEARS): 3
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); President, ACIS (July
2003 to present); Chief Operating Officer, ACC (June 1996 to September 2000);
Also serves as: Executive Vice President, ACSC and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Executive Vice President
LENGTH OF TIME SERVED (YEARS): 8
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); President, ACSC (January 1999 to present); Executive Vice President, ACC
(May 1995 to present); Also serves as: Executive Vice President and Chief
Financial Officer, ACIM, ACIS and other ACC subsidiaries; and Treasurer, ACIM
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer
LENGTH OF TIME SERVED (YEARS): 3
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President (April 1998
to present) and Assistant Treasurer, ACSC (September 1985 to present)
--------------------------------------------------------------------------------
DAVID C. TUCKER 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
LENGTH OF TIME SERVED (YEARS): 3
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and General
Counsel, ACIM, ACIS, ACSC and other ACC subsidiaries (June 1998 to present);
Vice President and General Counsel, ACC (June 1998 to present)
--------------------------------------------------------------------------------
DAVID H. REINMILLER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer
LENGTH OF TIME SERVED (YEARS): 3 and less than 1 year
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACSC and
ACIM (March 2001 to present); Vice President, ACSC (March 2000 to present); Vice
President, ACIM (March 2002 to present); Vice President, ACIS (March 2003 to present); Assistant General Counsel, ACSC (December 1996 to January 2001);
Associate General Counsel, ACSC (July 2001 to present)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Director, American Century Employee
Benefit Services, Inc. (February 2000 to December 2003); Treasurer, American
Century Employee Benefit Services, Inc. (December 2000 to December 2003);
Treasurer, American Century Ventures, Inc. (December 1999 to April 2001)

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-2021.

------
23

Share Class Information

Three classes of shares are authorized for sale by the fund: Investor Class,
Institutional Class, and Advisor Class. The total expense ratio of Institutional
Class shares is lower than that of Investor Class shares. The total expense ratio of Advisor Class shares is higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through a broker-dealer, which may require payment of a transaction fee to the broker.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of
Institutional Class shares is 0.20% less than the total expense ratio of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
24

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment manager, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the manager uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment manager voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at americancentury.com and, upon request, by calling
1-800-345-2021.

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25

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000 VALUE INDEX measures the performance of those Russell 1000 companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth rates.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

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26

Notes

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27

Notes

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28

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century
and American Century Investments are service marks
of American Century Services Corporation.

0411                        American Century Investment Services, Inc.
SH-ANN-40960N               (c)2004 American Century Services Corporation

ITEM 2.   CODE OF ETHICS.

a.        The  registrant  has  adopted a Code of Ethics  for  Senior  Financial
          Officers that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

b.        No response required.

c.        None.

d.        None.

e.        Not applicable.

f.        The  registrant's  Code of Ethics for Senior  Financial  Officers  was
          filed as Exhibit 10(a) to American Century Mutual Fund,  Inc.'s Annual
          Certified  Shareholder  Report on Form N-CSR,  File No.  811-0816,  on
          December 23, 2003, and is incorporated herein by reference.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)    The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)    D.D. (Del) Hock,  Donald H. Pratt, M. Jeannine  Strandjord and Timothy
          Webster are the  registrant's  designated  audit  committee  financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)    Not applicable.

(b)       No response required.

(c)       No response required.

(d)       No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)       Audit Fees.

          The  aggregate  fees billed for each of the last two fiscal  years for professional  services rendered by the principal accountant for the audit of the registrant's annual financial  statements or services that are normally provided by the  accountant  in  connection  with  statutory  and  regulatory  filings or engagements for those fiscal years were as follows:

          FY 2003:  $162,293
          FY 2004:  $170,049

(b)       Audit-Related Fees.

          The  aggregate  fees  billed in each of the last two fiscal  years for assurance and related  services by the principal  accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were as follows:

          For services rendered to the registrant:

          FY 2003:  $0
          FY 2004:  $0

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
2-01 of Regulation S-X (relating to certain  engagements for non-audit  services with the registrant's investment adviser and its affiliates):

          FY 2003:  $0
          FY 2004:  $0

(c)       Tax Fees.

          The  aggregate  fees  billed in each of the last two fiscal  years for professional  services rendered by the principal  accountant for tax compliance, tax advice, and tax planning were as follows:

          For services rendered to the registrant:

          FY 2003:  $19,431
          FY 2004:  $21,496

          These services  included  review of federal and state income tax forms and federal excise tax forms.

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
2-01 of Regulation S-X (relating to certain  engagements for non-audit  services with the registrant's investment adviser and its affiliates):

          FY 2003:  $0
          FY 2004:  $0

(d)       All Other Fees.

          The  aggregate  fees  billed in each of the last two fiscal  years for products  and  services  provided by the  principal  accountant,  other than the services reported in paragraphs (a) through (c) of this Item were as follows:

          For services rendered to the registrant:

          FY 2003:  $0
          FY 2004:  $0

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
2-01 of Regulation S-X (relating to certain  engagements for non-audit  services with the registrant's investment adviser and its affiliates):

          FY 2003:  $0
          FY 2004:  $0

(e)(1)    In accordance  with paragraph  (c)(7)(i)(A) of Rule 2-01 of Regulation
          S-X,  before the  accountant  is engaged by the  registrant  to render audit  or  non-audit  services,  the  engagement  is  approved  by the registrant's audit committee. Pursuant to paragraph (c)(7)(ii) of Rule
          2-01  of  Regulation  S-X,  the  registrant's   audit  committee  also
          pre-approves its accountant's  engagements for non-audit services with the  registrant's  investment  adviser,  its parent  company,  and any entity  controlled  by, or under common  control  with the  investment adviser  that  provides  ongoing  services to the  registrant,  if the engagement relates directly to the operations and financial  reporting of the registrant.

(e)(2)    All services  described in each of paragraphs  (b) through (d) of this
          Item were pre-approved before the engagement by the registrant's audit
          committee   pursuant  to  paragraph   (c)(7)(i)(A)  of  Rule  2-01  of
          Regulation S-X.  Consequently,  none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)       The  percentage  of  hours  expended  on  the  principal  accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were  attributed to work  performed by persons other than the principal accountant's  full-time,  permanent employees was less than 50%.

(g)       The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant,  and rendered to the registrant's investment  adviser  (not  including  any  sub-adviser  whose  role is primarily  portfolio  management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common  control with the adviser  that  provides  ongoing services to the  registrant  for each of the last two fiscal  years of the registrant were as follows:

          FY 2003:  $488,799
          FY 2004:  $462,717

(h)       The registrant's  investment  adviser and accountant have notified the registrant's  audit  committee  of all  non-audit  services  that were rendered by the registrant's accountant to the registrant's investment adviser,  its parent company,  and any entity  controlled by, or under common control with the investment  adviser that provides  services to the  registrant,  which services were not required to be  pre-approved pursuant to paragraph  (c)(7)(ii) of Rule 2-01 of Regulation  S-X. The notification  provided to the  registrant's  audit committee  included sufficient  details  regarding such services to allow the registrant's audit  committee  to  consider  the  continuing  independence  of  its principal accountant.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS.

          The  schedule  of  investments  is  included  as part of the report to stockholders filed under Item 1 of this Form.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
          MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
          COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 9.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          The registrant  does not currently  have in place  procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 10.  CONTROLS AND PROCEDURES.

(a)       The registrant's  principal  executive officer and principal financial officer have concluded that the registrant's  disclosure  controls and procedures (as defined in Rule 30a-3(c)  under the Investment  Company
          Act of 1940) are effective based on their evaluation of these controls and  procedures as of a date within 90 days of the filing date of this report.

(b)       There  were no  changes  in the  registrant's  internal  control  over financial  reporting (as defined in Rule 30a-3(d) under the Investment
          Company  Act of 1940) that  occurred  during the  registrant's  second fiscal  quarter  of the  period  covered  by  this  report  that  have materially  affected,  or are reasonably likely to materially  affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

(a)(1)    Registrant's  Code of Ethics for Senior Financial  Officers,  which is the subject of the  disclosure  required by Item 2 of Form N-CSR,  was filed as  Exhibit  10(a)  to  American  Century  Mutual  Fund,  Inc.'s
          Certified  Shareholder  Report on Form N-CSR,  File No.  811-3706,  on
          December 23, 2003.

(a)(2)    Separate   certifications  by  the  registrant's  principal  executive officer and principal  financial  officer,  pursuant to Section 302 of the  Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
          Company  Act of  1940,  are  filed  and  attached  hereto  as  Exhibit
          99.302CERT.

(a)(3)   Not applicable.

(b)       A certification by the registrant's  chief executive officer and chief financial  officer,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  AMERICAN CENTURY MUTUAL FUNDS, INC.
             --------------------------------------------

By:      /s/ William M. Lyons
         ------------------------------------------------
         Name:    William M. Lyons
         Title:   President

Date:    December 27, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:      /s/ William M. Lyons
         ------------------------------------------------
         Name:    William M. Lyons
         Title:   President
                  (principal executive officer)

Date:    December 27, 2004

By:      /s/ Maryanne L. Roepke
         ------------------------------------------------
         Name:    Maryanne L. Roepke
         Title:   Sr. Vice President, Treasurer, and
                  Chief Accounting Officer
                  (principal financial officer)

Date:    December 27, 2004